[GRAPHIC]                                                          JUNE 30, 2001

ADVANTUS(TM) SERIES FUND, INC.

EQUITIES
MICRO-CAP GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL STOCK PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
SMALL COMPANY VALUE PORTFOLIO
INDEX 400 MID-CAP PORTFOLIO
GROWTH PORTFOLIO
INDEX 500 PORTFOLIO
VALUE STOCK PORTFOLIO
MACRO-CAP VALUE PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME/HYBRID
ASSET ALLOCATION PORTFOLIO
GLOBAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2002 PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO



                                     SEMI-ANNUAL REPORT
                                     ADVANTUS SERIES FUND, INC.
                                     OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

MINNESOTA LIFE
VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH

VARIABLE ANNUITIES*
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.

MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                     PAGE NO.
HOW TO USE THIS REPORT                                                      1
PORTFOLIO TOTAL RETURN                                                      2
PORTFOLIO MANAGER REVIEWS
     Growth Portfolio                                                       4
     Bond Portfolio                                                         6
     Money Market Portfolio                                                 8
     Asset Allocation Portfolio                                            10
     Mortgage Securities Portfolio                                         12
     Index 500 Portfolio                                                   14
     Capital Appreciation Portfolio                                        16
     International Stock Portfolio                                         18
     Small Company Growth Portfolio                                        20
     Maturing Government Bond 2002 Portfolio                               22
     Maturing Government Bond 2006 Portfolio                               22
     Maturing Government Bond 2010 Portfolio                               22
     Value Stock Portfolio                                                 26
     Small Company Value Portfolio                                         28
     Global Bond Portfolio                                                 30
     Index 400 Mid-Cap Portfolio                                           32
     Macro-Cap Value Portfolio                                             34
     Micro-Cap Growth Portfolio                                            36
     Real Estate Securities Portfolio                                      38
INVESTMENTS IN SECURITIES
     Growth Portfolio                                                      40
     Bond Portfolio                                                        43
     Money Market Portfolio                                                48
     Asset Allocation Portfolio                                            50
     Mortgage Securities Portfolio                                         57
     Index 500 Portfolio                                                   61
     Capital Appreciation Portfolio                                        72
     International Stock Portfolio                                         75
     Small Company Growth Portfolio                                        78
     Maturing Government Bond 2002 Portfolio                               81
     Maturing Government Bond 2006 Portfolio                               82
     Maturing Government Bond 2010 Portfolio                               83
     Value Stock Portfolio                                                 84
     Small Company Value Portfolio                                         87
     Global Bond Portfolio                                                 92
     Index 400 Mid-Cap Portfolio                                           96
     Macro-Cap Value Portfolio                                            104
     Micro-Cap Growth Portfolio                                           107
     Real Estate Securities Portfolio                                     110
FINANCIAL STATEMENTS
     Statements of Assets and Liabilities                                 112
     Statements of Operations                                             116
     Statements of Changes in Net Assets                                  120
     Notes to Financial Statements                                        128


                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 40.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not deduct investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

[CHART]

PERIOD FROM JANUARY 1, 2001 TO JUNE 30, 2001

             PERCENTAGE OF RETURN

Growth                                -18.1%
Bond                                    3.9%
Money Market                            2.4%
Asset Allocation                      -10.8%
Mortgage Securities                     4.9%
Index 500                              -6.9%
Capital Appreciation                  -14.4%
International Stock                    -6.9%
Small Company Growth                  -14.3%
MGB 2002                                3.8%
MGB 2006                                2.4%
MGB 2010                                0.4%
Value Stock                            -3.1%
Small Company Value                    16.7%
Global Bond                            -4.1%
Index 400 Mid-Cap                       0.7%
Macro-Cap Value                        -3.4%
Micro-Cap Growth                        0.9%
Real Estate Securities                  7.8%


Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Since the beginning of the year, we've seen an extremely aggressive easing by the Federal Reserve. Its six reductions in the Fed Funds rate (i.e., the overnight bank-lending rate) totaling 2.75 percent since January is unprecedented. The Fed Funds rate has not been so low since 1994, when the economy was emerging from its last recession. We feel that another spark in our country's economic jumpstart is the tax stimulus package signed into law by President Bush in June. By late summer, most taxpayers will begin receiving U.S. Treasury checks for $300 (single) and $600 (married).

Die-hard consumers have been the current economy's saving grace. Even though consumer sentiment is down, people continue to spend. Business spending, on the other hand, is extremely weak. New orders of equipment have consistently fallen over the past eight months. Hardest hit are manufacturers of computers, chips, and digital equipment. This manufacturing segment suffered after the stock market's decline last year.

Many companies took extensive write-offs in December, 2000. Consequently, they are looking stronger in 2001. Lower interest rates have reduced the cost of capital, so companies are better positioned to grow. Many stock prices are low, and reasonable valuations are back in vogue. We are bullish on the stock market.

The fixed income market has been the beneficiary of a weak economy and a faltering stock market for the past 15 months. We foresee that increased interest in the equity market will negatively impact the bond market. As the stock market gains strength, the fixed income market will have to work much harder to earn a healthy return. As yields go up, prices will go down.

Even with the aggressive, unprecedented easing by the Fed, we anticipate even more cuts--perhaps an additional .50 to .75 percent before year end. Keep in mind that it takes up to a year to see the effects of the changes in monetary policy. Monetary-policy makers strive for the economy to have a healthy glow. The intent behind this year's series of easings has been to stoke the embers of the sluggish economy. Overstimulating the economy (i.e., excessive easings) risks inflation. A delicate balance must be reached. We believe that the stage is set for the U.S. economy to rekindle.

The Federal tax stimulus package and the Fed easings create an ideal environment for investors. Over the next 12 months, we believe the stock market will benefit from this unusual combination of fiscal and monetary policy stimulus. Although we believe the equity market will soon reach the proverbial light at the end of the tunnel, keep the concepts of diversification and long-term investing top of mind. As the dicey performance of the stock market over the past 18 months proves, diversification is key. The fact that the stock market has shown signs of recovering from such perilous lows, we feel, gives credence to maintaining a disciplined, long-term approach to investing.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Series Fund

GROWTH PORTFOLIO

PERFORMANCE

The Growth Portfolio posted a return of -18.09 percent* for the six-month period ended June 30, 2001. The Portfolio's benchmark, the Russell 1000 Growth Index**, posted a return of -14.24 percent for the same period.

PERFORMANCE ANALYSIS

Large cap growth was weak for the first six months of the year. General economic activity slowed dramatically beginning in the fourth quarter of 2000 and continued throughout the first half of 2001. The largest growth companies with their worldwide exposure and high macro economic correlation have been the main culprits in the Portfolio's under-performance. We feel these stocks will start an upward trend in the second half of this year.

Large cap technology stocks continue to take a toll on Portfolio performance. These stocks were down dramatically in the first quarter of the year and have showed a modest recovery since April. Technology was down 30 percent for the first three months of the year, which was followed by a modest rally in the second quarter. Telecommunications was also an area of weakness as that sector goes through a major restructuring. Consumer services was one of the bright stars in the first half of 2001. That sector picked up considerable strength with AOL Time Warner, Inc. increasing 50 percent through the first six months of the year.

OUTLOOK

We believe that the Portfolio is positioned to take advantage of an economic improvement in the next few quarters. Although current conditions seem to indicate a lengthier period before recovery, we believe the economy will show signs of improvement in the next six months.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF THOMAS A. GUNDERSON]


[PHOTO OF ALLEN D. STEINKOPF]


THOMAS A.
GUNDERSON, CFA
PORTFOLIO MANAGER

ALLEN D.
STEINKOPF, CFA
PORTFOLIO MANAGER

The Growth Portfolio seeks the long-term accumulation of capital, with current income as a secondary objective. It invests primarily in common stocks and other equity securities.

TEN LARGEST STOCK HOLDINGS

                                                      MARKET          % OF STOCK
COMPANY                                  SHARES       VALUE            PORTFOLIO
General Electric Company                 610,800   $ 29,776,500           9.0%
Pfizer, Inc.                             676,825     27,106,841           8.2%
AOL Time Warner, Inc.                    418,700     22,191,100           6.7%
Microsoft Corporation                    211,800     15,376,680           4.6%
Intel Corporation                        359,900     10,527,075           3.2%
Home Depot, Inc.                         220,850     10,280,568           3.1%
Cardinal Health, Inc.                    125,050      8,628,450           2.6%
Eli Lilly & Company                      116,100      8,591,400           2.6%
EMC Corporation                          295,100      8,572,655           2.6%
Flextronics International, Ltd.          314,400      8,208,984           2.5%
                                                   ------------          -----
                                                   $149,260,253          45.1%
                                                   ============          =====

[CHART]

Cash and Other Assets/Liabilities      3.3%
Energy                                 0.1%
Utilities                              3.6%
Communication Services                 4.0%
Financial                              5.2%
Consumer Staples                       6.0%
Consumer Cyclical                      8.3%
Capital Goods                         10.6%
Health Care                           20.9%
Technology                            38.0%


                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
             A HYPOTHETICAL $10,000 INVESTMENT IN GROWTH PORTFOLIO,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                 -37.58%
Five year                  8.88%
Ten year                  10.61%




                       GROWTH                     RUSSELL 1000
                      PORTFOLIO        CPI        GROWTH INDEX
 6/30/1991             $10,000       $10,000        $10,000
12/31/1991             $11,769       $10,147        $12,084
12/31/1992             $12,337       $10,448        $12,689
12/31/1993             $12,914       $10,735        $13,055
12/31/1994             $13,018       $11,036        $14,151
12/31/1995             $16,179       $11,315        $19,414
12/31/1996             $18,954       $11,689        $23,902
12/31/1997             $25,287       $11,896        $31,187
12/31/1998             $34,062       $12,087        $43,260
12/31/1999             $42,804       $12,403        $57,595
12/31/2000             $33,459       $12,829        $44,681
 6/30/2001             $27,405       $13,071        $32,860

On the chart above you can see how the Growth Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1991 through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

BOND PORTFOLIO

PERFORMANCE

The Portfolio returned 3.90 percent* for the six-month period. This compared favorably to the Lehman Brothers Aggregate Bond Index** return of 3.60 percent for the same period.

PERFORMANCE ANALYSIS

The returns in the fixed income market were a result of market forces pushing short-term rates significantly lower and longer-term interest rates marginally higher. This occurred despite the Federal Reserve aggressively lowering the Federal Funds rate by 2.75 percent during the first half of the year.

The Portfolio enjoyed solid relative performance as the overweight positions in the corporate bond and mortgaged-backed securities sectors outperformed our underweight holdings of U.S. Treasury and Agency securities. Security selection also played an important role as we successfully avoided problem credits and owned names like AXA Financial, CIT Group, Inc., Hydro Quebec, Vulcan Materials, Inc., and AOL Time Warner, Inc. that performed very well. Being long duration and owning more intermediate maturity bonds helped the Portfolio as the short-term interest rates fell.

Over the past fifteen months, the fixed income market has been the beneficiary of a weak economy and a faltering stock market. It has also become very efficient at anticipating future events. The recent market activity marks a change in investor sentiment, signaling a stronger economy and slightly higher interest rates in the future. The Federal Reserve has come to the economy's rescue by launching an unprecedented easing of key short-term interest rates and lowering the Fed Funds rate by 2.75 percent in the first six months of the year. We expect that this effort, coupled with a third quarter tax refund will surely help bolster the economy.

OUTLOOK

Over the past year and a half, the fixed income market has performed very well. In the coming periods, the Portfolio will reflect our belief that principal preservation and yield will be more important than capital appreciation potential. We will continue to emphasize corporate bonds and mortgage-backed securities, while taking a very conservative approach to the duration of the overall Portfolio. As the economy recovers and interest rates trend higher, we anticipate that future returns will be more in line with the current coupon rate.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF WAYNE SCHMIDT]

WAYNE SCHMIDT,
CFA
PORTFOLIO MANAGER

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.

TEN LARGEST BOND HOLDINGS



                                                  MARKET       % OF BOND
COMPANY                                           VALUE        PORTFOLIO
U.S. Treasury Note--3.625%, 01/15/08            $12,651,673         6.1%
Federal National Mortgage
Association--7.125%, 02/15/05                     5,043,949         2.4%
Federal Home Loan Mortgage
Corporation--7.000%, 07/15/05                     4,491,226         2.2%
Federal National Mortgage
Association--7.500%, 12/01/30                     4,331,580         2.1%
General Motors Acceptance
Corporation--6.750%, 01/15/06                     3,452,544         1.7%
British Aerospace Systems
144A Issue--7.156%, 12/15/11                      3,410,540         1.6%
CSX Corporation--6.750%, 03/15/11                 3,335,784         1.6%
American Airlines, Inc.
144A Issue--7.377%, 05/23/19                      3,283,917         1.6%
ERAC USA Finance
Company 144A Issue--7.350%, 06/15/08              3,220,578         1.6%
Federal Home Loan Mortgage
Corporation--7.000%, 03/15/10                     3,172,377         1.5%
                                                -----------        -----
                                                $46,394,168        22.4%
                                                ===========        =====

[CHART]

U.S. Treasury                                14.5%
U.S. Government Agencies                     33.3%
AAA Rated                                     8.6%
AA Rated                                     11.4%
A Rated                                      16.1%
BBB Rated                                    14.0%
Cash and Other Assets/Liabilities             2.1%

COMPARISON OF CHANGE IN INVESTMENT VALUE* A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO, LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

[CHART]
AVERAGE ANNUAL TOTAL RETURN:
One year                    11.48%
Five year                    6.41%
Ten year                     7.23%





                                 LEHMAN BROTHERS
                                 AGGREGATE BOND
             BOND PORTFOLIO          INDEX              CPI
 6/30/1991      $10,000             $10,000           $10,000
12/31/1991      $11,209             $11,104           $10,147
12/31/1992      $11,957             $11,926           $10,448
12/31/1993      $13,183             $13,089           $10,735
12/31/1994      $12,583             $12,707           $11,036
12/31/1995      $15,068             $15,054           $11,315
12/31/1996      $15,514             $15,600           $11,689
12/31/1997      $16,976             $17,107           $11,896
12/31/1998      $18,008             $18,593           $12,087
12/31/1999      $17,516             $18,698           $12,403
12/31/2000      $19,345             $20,074           $12,829
 6/30/2001      $20,099             $21,326           $13,071


On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1991 through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

MONEY MARKET PORTFOLIO

PERFORMANCE

The Advantus Series Fund Money Market Portfolio returned 2.40 percent* for the six-month period ended June 30, 2001. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned 2.69 percent over the same period.

PERFORMANCE ANALYSIS

The fixed income market has been the beneficiary of a weak economy and a faltering stock market over the past fifteen months. The Federal Reserve has come to the economy's rescue by launching an unprecedented campaign to lower key short-term interest rates. After six months of easing and a 2.75 percent decline in the Federal Funds rate, the fixed income market is now signaling a change in investor sentiment as expectations of a strengthening economy and slightly higher interest rates become more pervasive.

The investment approach of the Portfolio continues to be very straightforward. We seek to purchase securities with an attractive yield, but not at the risk of compromising safety and liquidity. Although we use our view on Fed policy and interest rates to help us manage the Portfolio's days to maturity, principal preservation and minimal credit risk is our overriding philosophy.

To that end, the Portfolio has approximately 95 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). In addition, the Portfolio's holdings are well diversified over a variety of industries. While money market returns do not always generate a lot of enthusiasm, investors should not forget that money market funds can provide excellent liquidity and stability. Funds investing in high-quality U.S. corporate commercial paper, like the Money Market Portfolio, should be considered as a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolio, particularly during periods of significant volatility.

OUTLOOK

The Fed's aggressive moves, coupled with tax refund in late summer, should help to bolster the economy. In terms of additional Fed action, we think that we could see another 25 basis points (0.25 percent) of easing, but that we are very close to the end of the current easing cycle. After sufficient time has passed for the Fed's moves to take hold, we believe the economy should show signs of gaining strength and interest rates, particularly short rates, should begin to move higher.


[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF STEVE NELSON]

STEVE NELSON, CFA
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the portfolio.

                            AVERAGE DAYS TO MATURITY
[CHART]

               NUMBER OF DAYS
Jan                  48
Jan                  46
Jan                  50
Jan                  47
Jan                  45
Feb                  47
Feb                  48
Feb                  44
Feb                  45
Mar                  41
Mar                  47
Mar                  49
Mar                  55
Apr                  54
Apr                  54
Apr                  53
Apr                  52
May                  50
May                  48
May                  46
May                  45
May                  46
Jun                  46
Jun                  42
Jun                  38
Jun                  41


                           SEVEN-DAY COMPOUND YIELD*
[CHART]

                      PERCENTAGE
Jan                      7.27%
Jan                      5.17%
Jan                      5.66%
Jan                      6.05%
Jan                      5.30%
Feb                      5.90%
Feb                      5.65%
Feb                      5.52%
Feb                      5.86%
Mar                      5.03%
Mar                      5.10%
Mar                      4.96%
Mar                      4.84%
Apr                      4.63%
Apr                      4.84%
Apr                      4.63%
Apr                      4.45%
May                      4.16%
May                      4.68%
May                      4.82%
May                      4.41%
May                      3.90%
Jun                      4.23%
Jun                      4.35%
Jun                      3.46%
Jun                      4.68%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than the $1.00 N.A.V. per share. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

ASSET ALLOCATION PORTFOLIO

PERFORMANCE

The Asset Allocation Portfolio returned -10.75 percent* for the six-month period ended June 30, 2001. The Portfolio's benchmarks, the Russell 1000 Growth Index** returned -14.24 percent, and the Lehman Brothers Aggregate Bond Index+ returned
3.60 percent for the same period. A blended index comprised of 60 percent Russell 1000 Growth Index** and 40 percent Lehman Brothers Aggregate Bond Index+ returned -6.71 percent for the same period.

PERFORMANCE ANALYSIS

Over the past six months, the Asset Allocation Portfolio experienced a decline in value primarily due to a continued sharp decline in large capitalization growth stocks. Following several years of strong performance, large capitalization growth stocks were out of favor with the market as investors were seeking "safer" stocks during a period of falling economic growth. The stocks in our Portfolio were not immune from this broad sell-off. As a result, stocks fell about 17 percent* during the period.

Bonds remained a strong asset category with the fixed income side gaining four to five percent* for the period. A slowing economy plus an accommodating Federal Reserve policy helped fuel a bond market rally.

When compared against the benchmark allocation of 60 percent growth stocks and 40 percent fixed income, our asset allocation had mixed results during the six month period. Since we were less than 40 percent weight in bonds over the period, the Portfolio did not fully benefit from the strong bond market. A 65 percent allocation in growth stocks during a very weak first quarter also hurt the Portfolio. In late March however, we made up some ground when we raised the stock allocation to 70 percent based on our research that indicated growth stocks were trading at very compelling valuations. This resulted in a gain of over 9 percent.*

OUTLOOK

Looking ahead, we continue to expect soft economic news. Our biggest worry will be consumers as job cuts start to have more of an impact. As for the six- to nine-month forecast, we still see lower interest rates and tax cuts spurring economic growth, and feel that the stock market is positioned for solid growth when investors start to believe the economy has found the bottom and better times are ahead.


[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF THOMAS A. GUNDERSON]

[PHOTO OF WAYNE R. SCHMIDT]

THOMAS A.
GUNDERSON, CFA
AND WAYNE R.
SCHMIDT, CFA
PORTFOLIO
MANAGERS

The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. It invests in common stocks and other equity securities, bonds, mortgage-related securities and money market instruments. The mix of investments is varied by the Portfolio's management as economic conditions indicate.

FIVE LARGEST STOCK HOLDINGS


                                                   MARKET         % OF STOCK
COMPANY                               SHARES        VALUE          PORTFOLIO
General Electric Company              614,756   $ 29,969,355          8.1%
Pfizer, Inc.                          738,225     29,565,911          8.0%
AOL Time Warner, Inc.                 457,850     24,266,050          6.5%
SPDR Trust                            118,200     14,576,424          3.9%
Intel Corporation                     387,400     11,331,450          3.1%
                                                ------------         -----
                                                $109,709,190         29.6%
                                                ============         =====

BOND PORTFOLIO CHARACTERISTICS -- QUALITY BREAKDOWN


                                    % OF BOND
RATING                               PORTFOLIO
U.S. Treasury                          21.1%
U.S. Government Agencies               27.5%
AAA rated                              11.5%
AA rated                               11.2%
A rated                                17.9%
BBB rated                              10.8%
                                      ------
                                      100.0%
                                      ======

[CHART]

Bonds                                              27.6%
Common Stocks                                      68.3%
Cash and Other Assets/Liabilities                   4.1%

                COMPARISON OF CHANGE IN INVESTMENT VALUE*
  A HYPOTHETICAL $10,000 INVESTMENT IN ASSET ALLOCATION PORTFOLIO, RUSSELL 1000
     GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX, A BLENDED INDEX OF
       60 PERCENT RUSSELL 1000 GROWTH INDEX AND 40 PERCENT LEHMAN BROTHERS
                AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                   -22.88%
Five year                                    7.57%
Ten year                                     9.64%

(Thousands)

                ASSET ALLOCATION                                      RUSSELL 1000    LEHMAN BROTHERS AGGREGATE
                 PORTFOLIO             CPI          BLENDED INDEX     GROWTH INDEX             BOND INDEX
 6/30/1991        $10,000            $10,000           $10,000           $10,000                $10,000
12/31/1991        $11,702            $10,147           $13,091           $12,086                $11,104
12/31/1992        $12,553            $10,448           $13,881           $12,691                $11,926
12/31/1993        $13,365            $10,735           $14,671           $13,058                $13,089
12/31/1994        $13,178            $11,036           $14,739           $13,405                $12,707
12/31/1995        $16,474            $11,315           $19,082           $18,389                $15,054
12/31/1996        $18,533            $11,689           $21,939           $22,640                $15,600
12/31/1997        $22,052            $11,896           $26,781           $29,540                $17,107
12/31/1998        $27,267            $12,087           $34,044           $40,976                $18,593
12/31/1999        $31,404            $12,403           $38,262           $49,393                $18,698
12/31/2000        $28,137            $12,829           $33,196           $36,763                $20,074
 6/30/2001        $25,111            $13,071           $30,618           $30,046                $20,760


On the chart above you can see how the Asset Allocation Portfolio's total return compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on June 30, 1991 through June 30, 2001.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

+The Lehman Brothers Aggregate Bond is comprised of the Lehman Brothers Government/Corporate Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

MORTGAGE SECURITIES PORTFOLIOS

PERFORMANCE

The Portfolio returned 4.90 percent* for the six-month period ended June 30, 2001. This compared favorably to the Lehman Brothers Mortgage-Backed Securities Index** return of 3.77 percent for the same period.

PERFORMANCE ANALYSIS

The Portfolio continues to benefit from the strong credit performance of our non-agency mortgage securities as rating upgrades or ratings affirmations continue to dominate the market. Our emphasis remains focused on seasoned, prime-quality securities where the credit fundamentals remain healthy. Likewise, the Portfolio has been rewarded for being overweight in the seasoned sectors of the mortgage markets where prepayment activities remain under control. Once again, we find that the seasoned sectors of the mortgage market have proven to be the "blue chip" sector of the mortgage market during volatile times like these. The higher entrance fee to these markets in the form of marginally lower yields is really paying dividends in today's market, as prepayment experiences have been dramatically slower than similar securities from younger vintages. On the other hand, we were underweight in Ginnie Mae securities, which had a nice run relative to Fannie Mae and Freddie Mac securities.

Having been slightly long duration at the end of the first quarter relative to our index, we have now moved to align the Portfolio with that of its benchmark index, which weighs in at 3.5 years. We expect that during the second half of the year, "clipping your coupon", "marginal spread tightening" and a less active approach to duration management will drive relative returns.

OUTLOOK

Going forward, we believe the Federal Reserve is likely to be less aggressive in easing interest rates. Early indications lead us to believe that yields have likely seen their lows for this cycle, but the economy remains too fragile to expect any type of a meaningful push toward high rates in the near-term. We feel that the combination of low interest rates, federal tax cuts, rebates and lower energy prices should keep consumers consuming and the economy growing.

In our opinion this is all good news for mortgage securities investors in that we are clearly through the peak in this prepayment cycle, and both commercial and residential real estate values remain steady overall.

PERFORMANCE
UPDATE

[PHOTO OF KENT WEBER]


KENT WEBER, CFA
PORTFOLIO MANAGER

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities.

[CHART]
HIGH QUALITY ASSETS

AAA Rated                                41.5%
AA Rated                                 11.3%
A Rated                                  18.9%
BBB Rated                                18.2%
BB Rated                                  6.1%
Cash and Other Assets/Liabilities         4.0%

[CHART]
SOLID LIQUIDITY

Public Issues                                48.1%
Liquid 144A Issues                           38.2%
Illiquid 144A Issues and Other Private
Placement Illiquid Issues                     9.7%
Cash and Other Assets/Liabilities             4.0%

[CHART]
PRUDENT SECTOR DIVERSIFICATION

FHLMC                                             0.7%
FNMA                                              7.7%
GNMA                                             11.9%
Vendee Mortgage Trust                             0.7%
Non-Agency Subprime Residential MBS               3.4%
Non-Agency Commercial MBS                        19.3%
Corporate Obligations                             0.6%
Other Agency Obligations                          1.0%
Non-Agency Prime Residential MBS                 50.7%
Cash and Other Assets/Liabilities                 4.0%

COMPARISON OF CHANGE IN INVESTMENT VALUE*
A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:

One year                    12.66%
Five year                    7.97%
Ten year                     8.04%

(Thousands)

[CHART]

                     MORTGAGE           LEHMAN BROTHERS
                    SECURITIES             MORTGAGE-
                    PORTFOLIO       BACKED SECURITIES INDEX        CPI
      6/30/1991      $10,000                $10,000              $10,000
     12/31/1991      $11,171                $11,017              $10,147
     12/31/1992      $11,882                $11,783              $10,448
     12/31/1993      $12,982                $12,589              $10,735
     12/31/1994      $12,544                $12,385              $11,036
     12/31/1995      $14,803                $14,465              $11,315
     12/31/1996      $15,581                $15,219              $11,689
     12/31/1997      $17,005                $16,663              $11,896
     12/31/1998      $18,122                $17,823              $12,087
     12/31/1999      $18,483                $18,152              $12,403
     12/31/2000      $20,664                $20,179              $12,829
      6/30/2001      $21,677                $20,939              $13,071



On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1991 through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

INDEX 500 PORTFOLIO

PERFORMANCE

For the period ended June 30, 2001, the Index 500 Portfolio generated a total return of negative 6.93 percent*. This compares to the S&P 500 Index,** which returned a negative 6.70 percent over the same period.

PERFORMANCE ANALYSIS

Technology and health care sector performance have spoiled the Index return. Year-to-date, the health care sector performance is down 15.83 percent, and technology is down 15.2 percent. These two sectors have detracted more than 5 percent from the six-month performance of the index.

Consumer cyclicals has the best year-to-date performance being up 7.3 percent and adding 0.63 percent to the Index return. The top contributing stocks included Microsoft Corporation, AOL Time Warner, Inc., International Business Machines Corporation, and Bank of America Corporation. The largest negative contributing stocks included Cisco Systems, Inc., EMC Corporation, Nortel Networks Corporation, Merck & Company, Inc., and Oracle Corporation. Large cap stocks continued to slide. In fact, if you were to sort the names within the Index by market capitalization you would find that the largest 250 names provided a negative 7.50 percent return. The smallest 250 names ended the six-month period up 1.30 percent.

OUTLOOK

Even with the aggressive, unprecedented easing by the Fed, we anticipate more cuts-perhaps an additional 50 to 75 basis points (.50 percent to .75 percent) before year-end. Keep in mind that it takes up to a year to see the effects of the changes in monetary policy. Monetary-policy makers strive for the economy to have a healthy glow. We believe the intent behind this year's series of reductions has been to stoke the embers of the sluggish economy. Overstimulating the economy (i.e., excessive reductions) risks inflation. A delicate balance must be reached.

Many companies took extensive write-offs in December, 2000. Consequently, they are looking stronger in 2001. Lower interest rates have reduced the cost of capital, so we believe companies are better positioned to grow. We feel that many stock prices are low, and reasonable valuations are back in vogue. We are bullish on the stock market.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500).** It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

TEN LARGEST STOCK HOLDINGS


                                                            MARKET         % OF STOCK
COMPANY                                       SHARES        VALUE           PORTFOLIO
General Electric Company                      493,027    $24,035,066           4.4%
Microsoft Corporation                         267,119     19,392,839           3.6%
Exxon Mobil Corporation                       171,294     14,962,529           2.7%
CitiGroup, Inc.                               249,741     13,196,314           2.4%
Pfizer, Inc.                                  313,272     12,546,544           2.3%
AOL Time Warner, Inc.                         219,951     11,657,403           2.1%
Wal-Mart Stores, Inc.                         221,961     10,831,697           2.0%
American International Group, Inc.            115,720      9,951,920           1.8%
Intel Corporation                             334,146      9,773,771           1.8%
International Business
Machines Corporation                           86,392      9,762,296           1.8%
                                                        ------------          -----
                                                        $136,110,379          24.9%
                                                        ============          ======

[CHART]

Cash and Other Assets/Liabilities         1.3%
Transportation                            0.7%
Basic Materials                           3.5%
Utilities                                 3.7%
Communication Services                    5.9%
Energy                                    6.7%
Consumer Cyclical                         8.5%
Capital Goods                             9.3%
Consumer Staples                         10.6%
Health Care                              11.8%
Financial                                18.1%
Technology                               19.9%


                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX


COMPARISON OF CHANGE IN INVESTMENT VALUE* A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                              -15.15%
Five year                              13.76%
Ten year                               14.50%


(Thousands)

                        INDEX 500 PORTFOLIO    S&P 500 INDEX      CPI
            6/30/1991         $10,000             $10,000       $10,000
           12/31/1991         $11,353             $13,045       $10,147
           12/31/1992         $12,192             $14,039       $10,448
           12/31/1993         $13,381             $15,455       $10,735
           12/31/1994         $13,539             $15,648       $11,036
           12/31/1995         $18,526             $21,503       $11,315
           12/31/1996         $22,535             $25,571       $11,689
           12/31/1997         $29,828             $34,100       $11,896
           12/31/1998         $38,175             $43,844       $12,087
           12/31/1999         $45,918             $53,057       $12,403
           12/31/2000         $41,607             $48,207       $12,829
            6/30/2001         $38,723             $39,374       $13,071

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1991 through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

CAPITAL APPRECIATION PORTFOLIO

PERFORMANCE

For the period ended June 30, 2001, the Capital Appreciation Portfolio returned -14.38 percent.* This compares with the S&P 500 Index,** which returned -6.70 percent, and the Russell 1000 Growth Index, which returned -14.24 percent for the same period.

PERFORMANCE ANALYSIS

The U.S. stock market remains volatile at the end of the first half of 2001 as worries over the economy and profits persist. Although most major indexes rose during the second quarter, they generally remained in negative territory year-to-date due to sharp first-quarter losses. Investors remain fairly cautious despite the Federal Reserve's aggressive interest-rates cuts so far this year, and not without reason. It will likely take time for the Fed's actions to spur a recovery in the economy and in corporate-earnings growth.

Stocks that generally helped the Portfolio's return in the first half included certain financial-services and health-care-services stocks. A major software provider also boosted the portfolio's performance. On the negative side, stocks that hindered the Portfolio included several pharmaceutical, energy and utilities names. Certain retailers, including a drug-retail holding, also contributed to the Portfolio's negative return.

OUTLOOK

The economy has grown very slowly in the first half of 2001. The question remains whether we will enter an outright recession before we see an upturn. We are encouraged by a recent improvement in the U.S. economy's rate of slowdown - a bottom could be close at hand - but should consumer spending weaken further, following a second quarter slowdown, the bottoming may prove illusory. Of concern, a high consumer debt ratio provides consumers with little room to maneuver, although tax refund checks will be arriving over the next couple of months - and certainly won't hurt. We also see grounds for concern in a larger-than-expected slowdown in Europe, a major customer of U.S. goods and services. If the trend continues, it could overwhelm the Fed's efforts and indefinitely delay a recovery.

That said, we believe that being overly pessimistic toward economically sensitive, or "cyclical," stocks, has become more of a risk, given overall stock valuations. Barring evidence of a recession-we are monitoring the flow of data carefully and remain poised to change strategy if necessary - we intend to continue to raise our exposure to cyclical companies at the expense of "stable growers." We have been moving in this direction on a selected basis.

In terms of sector emphasis, since late in the first quarter we have cautiously raised our exposure to technology companies, emphasizing names with compelling valuations and some cyclical tendencies. We added certain software companies and increased our position in Microsoft Corporation. The company, which for now is less-threatened by political/regulatory matters, has what we believe are some interesting product launches coming up.

We have also been increasing our position in the communications and media area, a theme that has long figured prominently in the Portfolio. While the group is being hampered by a difficult advertising environment, we believe that certain companies are well-positioned in an industry with long product cycles and high barriers to entry. Thus, we have increased our weighting in AOL Time Warner, Inc. and AT&T Corporation - Liberty Media Corporation.

Elsewhere of note, we have trimmed our exposure to financial-services companies, based on stock-specific factors. We have a relatively small weighting in the energy sector at present, following some tactical trimming during the second quarter, but are currently seeking opportunities to add here. In our view, certain natural-gas companies have the potential to perform well even if the economy slows further. Natural gas prices have come down over the past several months, but as the summer proceeds demand could begin to push prices back up to previously high levels.

Going forward, we will continue to look for reasonably valued companies with high returns on equity and what we believe is good potential for earnings growth. Admittedly, the rapid slowdown in the economy has made this task very challenging, but we have endured difficult conditions before and we believe that our efforts will continue to bear fruit over time.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF SUSAN L. BLACK]

SUSAN L. BLACK,
CFA
PORTFOLIO MANAGER
CREDIT SUISSE
ASSET
MANAGEMENT, INC.

The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Asset Management, Inc. provides investment advice to the Capital Appreciation Portfolio under a sub-advisory agreement.

TEN LARGEST STOCK HOLDINGS


                                                        MARKET     % OF STOCK
COMPANY                                   SHARES         VALUE      PORTFOLIO
Microsoft Corporation                    212,500   $15,427,500           5.2%
CitiGroup, Inc.                          190,666    10,074,791           3.4%
Viacom, Inc. Class B                     187,917     9,724,705           3.3%
AOL Time Warner, Inc.                    178,450     9,457,850           3.2%
Pfizer, Inc.                             222,475     8,910,124           3.0%
Tyco International, Ltd.                 163,400     8,905,300           3.0%
Intel Corporation                        296,800     8,681,400           3.0%
Household International, Inc.            117,500     7,837,250           2.7%
Freddie Mac                              107,400     7,518,000           2.6%
AT&T Corporation -
Liberty Media Corporation                425,400     7,440,246           2.5%
                                                   -----------          ----
                                                   $93,977,166          31.9%
                                                   ===========          ====

[CHART]

Cash and Other Assets/Liabilities         5.0%
Basic Materials                           1.8%
Energy                                    3.9%
Utilities                                 4.2%
Consumer Cyclical                         5.0%
Communication Services                    5.8%
Capital Goods                             6.9%
Consumer Staples                          9.1%
Health Care                              13.6%
Financial                                18.7%
Technology                               26.0%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN CAPITAL APPRECIATION PORTFOLIO,
       RUSSELL 1000 GROWTH INDEX, S&P 500 INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                             -24.11%
Five year                             10.67%
Ten year                              12.80%


(Thousands)

                         CAPITAL APPRECIATION   S&P 500       RUSSELL 1000
                              PORTFOLIO          INDEX        GROWTH INDEX       CPI
6/30/1991                      $10,000          $10,000         $10,000        $10,000
12/31/1991                     $12,413          $13,045         $12,084        $10,147
12/31/1992                     $13,039          $14,039         $12,689        $10,448
12/31/1993                     $14,400          $15,455         $13,055        $10,735
12/31/1994                     $14,723          $15,648         $14,151        $11,036
12/31/1995                     $18,077          $21,503         $19,414        $11,315
12/31/1996                     $21,261          $25,571         $23,902        $11,689
12/31/1997                     $27,270          $34,100         $31,187        $11,896
12/31/1998                     $35,677          $43,844         $43,260        $12,087
12/31/1999                     $43,351          $53,057         $57,595        $12,403
12/31/2000                     $38,948          $48,207         $44,681        $12,829
6/30/2001                      $33,346          $39,374         $32,860        $13,071


On the chart above you can see how the Capital Appreciation Portfolio's total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on June 30, 1991 through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

INTERNATIONAL STOCK PORTFOLIO

PERFORMANCE

The Portfolio returned -6.88 percent* for the six-month period. This compared favorably to the MSCI EAFE Index** return of -14.75 percent for the same period.

PERFORMANCE ANALYSIS

After a very difficult first quarter, optimism regarding the direction of stock prices, fueled by a widely held view that perhaps investors had seen the worst of the slowdown, sparked a rally in stocks during the month of April. However, renewed signs of economic weakness in the United States and abroad during May and June, aggravated by profit warnings on the part of large companies such as Nokia Oyj, Nortel Networks Corporation, JDS Uniphase Corporation, and Sun Microsystems, Inc., served as a reminder that the downside risk in stock prices remained high.

While the Portfolio has been well protected from demise of the technology, telecom and Internet bubble which began last year, the after-shocks of their precipitous fall has now led to a global economic slowdown as the bubble's excesses continue to be unwound. The effect of such a slowdown is now being felt across industries and across countries, and the equity declines this year have been worldwide. Over the six months, our European holdings have held up considerably better than the market average. As noted previously, we had reduced our technology and telecommunications exposure over 15 months ago and invested the Portfolio's gains in undervalued companies in more defensive sectors such as Health Care, Energy, Utilities and Household Products. In addition, we have raised our exposure to materials and capital goods companies, as an increasing number of these companies began to look very attractive on a longer-term view. These holdings had performed positively as the brunt of investor disillusionment was directed at technology and telecommunication companies as their declining fundamentals and overvalued stock prices began to finally be recognized. However, during the last six months very few areas have been spared from the markets' sell-off. On a relative basis, however, the Portfolio's stock selection in Europe has been the primary driver of excess returns compared to the index.

The Euro weakness continued throughout the first half of the year, as the currency hovered around prior lows vis-a-vis the U.S. dollar. In our view, this weakness is tied to fundamentals (e.g., perceived ECB weakness, slowing European growth, and outflows into the U.S. from both equity and foreign direct-investments). However, in our opinion, the Euro is modestly undervalued versus the U.S. dollar. We believe progress toward European restructuring coupled with a narrowing of the growth gap between the U.S. and Europe will lead to a stronger Euro. A weak Euro impacts your Portfolio by reducing the dollar return of European holdings. However, the effect is partially offset by export-oriented companies, as they benefit from the weaker currency.

The Asian region as a whole has performed even more poorly than Europe, with declines of almost 30 percent over the past year, but our relative performance has been helped by an underweighting of Japanese equities due to our inability to identify significant value opportunities.

OUTLOOK

In sorting out the details of these uncertain times in the world's equity markets, we have continued to practice what we have always attempted to unearth bargain stocks around the world. Overall, we do not consider stock valuations (i.e., price to earnings and price to cash flow ratios) to be cheap. However, during the second quarter, we identified a number of bargain stocks. Among them were several companies that produce industrial components and basic materials. In addition, we also found some bargains in the Technology and Telecommunications sectors. Based on our fundamental analysis, the stocks that we acquired possess strong balance sheets and excellent long-term appreciation potential.

Our assessment of the current investment climate is that the world's economy is experiencing a slowdown in economic activity. However, based on our continued conversations with the leaders of the world's best-managed corporations, we do not foresee this slowdown becoming a synchronized deep global recession. It is our belief that within a short period of time improved corporate sales and earnings visibility should provide the basis for a sustainable recovery in the world's equity markets.

We continue to search diligently for undervalued securities and the current environment should afford us the opportunity to purchase good quality companies at bargain prices.

We sincerely thank you for your confidence in us and for your continued support.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF GARY R. CLEMONS]

[PHOTO OF EDGERTON TUCKER SCOTT III]

GARY R. CLEMONS
EDGERTON TUCKER
SCOTT III, CFA
PORTFOLIO MANAGERS
TEMPLETON
INVESTMENT COUNSEL

The International Stock Portfolio seeks long-term capital growth. The Portfolio will invest primarily in common stocks of companies outside the United States. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Templeton Investment Counsel, Inc. provides investment advice to the International Stock Portfolio under a subadvisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST STOCK HOLDINGS


                                                        MARKET        % OF STOCK
COMPANY                                    SHARES       VALUE          PORTFOLIO
Aventis                                    89,530    $ 7,147,572          2.4%
Unilever PLC                              788,800      6,645,116          2.2%
Akzo Nobel                                150,260      6,360,506          2.1%
Australia & New Zealand Bank              720,218      6,185,896          2.1%
Stagecoach Holdings                     5,399,760      5,980,450          2.0%
E.On Ag                                   113,100      5,879,078          1.9%
Husky Energy, Inc.                        547,239      5,848,851          1.9%
Nomura Securities                         305,200      5,848,525          1.9%
Wolters Kluwer                            216,280      5,813,509          1.9%
Repsol                                    341,000      5,629,467          1.9%
                                                     -----------         ----
                                                     $61,338,970         20.3%
                                                     ===========         ====


                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL STOCK PORTFOLIO,
           MORGAN STANLEY CAPITAL EAFE INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                         -8.05%
Five year                                         8.47%
Since inception (5/1/92)                         10.48%

[CHART

(Thousands)

                                             MORGAN STANLEY
           INTERNATIONAL STOCK PORTFOLIO     CAPITAL EAFE          CPI
  5/1/1992            $10,000                   $10,000          $10,000
12/31/1992             $9,319                   $8,156           $10,179
12/31/1993            $13,434                   $10,843          $10,458
12/31/1994            $13,391                   $11,722          $10,752
12/31/1995            $15,296                   $13,088          $11,024
12/31/1996            $18,324                   $13,916          $11,388
12/31/1997            $20,511                   $14,198          $11,589
12/31/1998            $21,866                   $17,084          $11,775
12/31/1999            $26,552                   $21,747          $12,083
12/31/2000            $26,767                   $18,702          $12,498
 6/30/2001            $24,925                   $15,944          $12,734

On the chart above you can see how the International Stock Portfolio's total return compared to the Morgan Stanley Capital EAFE Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Stock Portfolio (May 1, 1992) through June 30, 2001.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Morgan Stanley Capital EAFE Index is an unmanaged index of common stocks from European, Australian and Far Eastern markets.

SMALL COMPANY GROWTH PORTFOLIO

PERFORMANCE

The Small Company Growth Portfolio returned -14.25 percent* for the period ended June 30, 2001. Its benchmark, the Russell 2000 Growth Index,** returned +.04 percent for the same period.

PERFORMANCE ANALYSIS

After struggling during the first three months of the year, small-cap stocks posted positive returns during the second quarter, though the bulk of the group's gains were generated in April and mid May. Disappointing earnings news from high-profile companies effected stocks negatively, stalling the small-cap rally. In short, pessimism over the intermediate-term earnings outlook overwhelmed earlier optimism regarding interest rates.

Uncertainty over the U.S. economy and earnings seemed to encourage sector rotation, with what often seemed like little regard for longer-term business fundamentals. Even many defensive names that performed well in 2000 declined sharply during the first quarter. In that environment, the Portfolio's overweighting in health care services hurt its relative return.

The Portfolio's technology holdings also lost ground during the first quarter as the selling pressure broadened from telecommunications issues to all technology stocks. While a number of the Portfolio's technology names bounced back nicely during the second quarter, our telecommunications holdings did not rebound which continued to hinder the Portfolio's performance.

There were a few bright spots amid the gloom. A few of the Portfolio's larger positions in the health-care, media and leisure areas contributed positively to overall performance, in particular Barnes and Noble, Inc. provided a positive boost.

OUTLOOK

While the near-term earnings outlook for technology companies admittedly remains clouded, we continue to believe in the long-term prospects for this sector. In fact, we increased our technology exposure in the quarter, adding several software names as well as a few electronics companies that we judged to be compelling values. In addition, we modestly raised our weighting in the telecommunications & services sector. Telecom stocks have been among the weakest performers over the past year, and many names are trading at historically low multiples, especially when valued on a price to sales basis. We will continue to seek investment opportunities here, looking for companies that have potential to emerge from the industry's turmoil in good competitive shape.

We remained overweighted in health-care services, although we trimmed our weighting due to valuation considerations. We continued to view these stocks, and certain names especially, as attractive, based in part on the industry's potential to benefit from a favorable demographic tailwind . Our holdings continued to include drug-distributor and hospital companies that we believe should deliver fairly consistent profit growth over time. In a related area, we added a few specialty pharmaceutical stocks.

Elsewhere of note, we lowered our weighting in the energy and oil-services areas during the second quarter, in part due to an increasingly less-favorable supply/demand dynamic for oil and natural gas. We maintained some exposure to the consumer segment, broadly defined to include retail and leisure & entertainment stocks.

The economy could remain lackluster for at least another quarter, and the possibility of a recession cannot be ruled out. But at some point, a favorable combination of lower interest rates, tax cuts and reduced energy costs (which fell significantly in the second quarter) should aid an economic recovery. These forces, in our view, could prove particularly helpful to small-cap stocks, given the group's high sensitivity to risk factors. While the timing for an economic rally is unknown, we believe that our focus on high-quality small companies should benefit patient investors willing to endure bouts of short-term volatility. Our focus will remain on well-positioned companies with seasoned managements.


[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF SAMMY OH]

SAMMY OH
PORTFOLIO MANAGER
CREDIT SUISSE ASSET
MANAGEMENT, INC.

The Small Company Growth Portfolio seeks long-term accumulation of capital. It invests primarily in common stocks of small companies whose market capitalization are within the range of capitalization of companies in the Russell 2000 Growth Index**.

While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Credit Suisse Warburg Pincus Asset Management, Inc. provides investment advice to the Small Company Growth Portfolio under a sub-advisory agreement.

Small company securities have varying degrees of risk. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with this investment option.

TEN LARGEST STOCK HOLDINGS


                                                             MARKET        % OF STOCK
COMPANY                                         SHARES       VALUE           PORTFOLIO
Province Healthcare Company                    159,307    $ 5,621,944          3.0%
AdvancePCS                                      75,394      4,828,986          2.6%
Alkermes, Inc.                                 132,800      4,661,280          2.5%
Barnes & Noble, Inc.                           112,800      4,438,680          2.4%
Medicis Pharmaceutical Corporation              77,435      4,104,055          2.2%
Universal Health Services, Inc.                 79,954      3,637,907          1.9%
Oxford Health Plans, Inc.                      125,210      3,581,006          1.9%
Tekelec                                        130,512      3,536,875          1.9%
Redback Networks, Inc.                         391,800      3,494,856          1.8%
Anadigics, Inc.                                138,811      3,192,642          1.7%
                                                          -----------         ----
                                                          $41,098,231         21.9%
                                                          ===========         ====

[CHART]

Cash and Other Assets/Liabilities            6.6%
Transportation                               1.2%
Communication Services                       1.5%
Energy                                       2.4%
Capital Goods                                2.7%
Consumer Staples                             4.2%
Financial                                    4.5%
Consumer Cyclical                           12.3%
Health Care                                 29.9%
Technology                                  34.7%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX


AVERAGE ANNUAL TOTAL RETURN:
One year                                     -27.00%
Five year                                      3.59%
Since inception (5/3/93)                       9.62%


(Thousands)

              SMALL COMPANY                 RUSSELL 2000
            GROWTH PORTFOLIO      CPI      GROWTH INDEX
  5/3/1993      $10,000         $10,000       $10,000
12/31/1993      $11,733         $10,132       $12,234
12/31/1994      $12,456         $10,416       $11,938
12/31/1995      $16,449         $10,680       $15,641
12/31/1996      $17,509         $11,033       $17,401
12/31/1997      $18,867         $11,227       $19,654
12/31/1998      $19,106         $11,408       $19,898
12/31/1999      $27,824         $11,706       $28,474
12/31/2000      $24,686         $12,108       $22,088
 6/30/2001      $21,169         $12,337       $22,097

On the chart above you can see how the Small Company Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Growth Portfolio (May 3, 1993) through June 30, 2001.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

MATURING GOVERNMENT BOND 2002 PORTFOLIO

MATURING GOVERNMENT BOND 2006 PORTFOLIO

MATURING GOVERNMENT BOND 2010 PORTFOLIO

PERFORMANCE

For the six-month period ended June 30, 2001, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2002 Portfolio*         3.83 percent
Maturing Government Bond 2006 Portfolio*         2.37 percent
Maturing Government Bond 2010 Portfolio*          .39 percent

For the six-month period ended June 30, 2001, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2002 Index**           4.16 percent
Ryan Lab's Inc. September 2006 Index**           2.60 percent
Ryan Lab's Inc. September 2010 Index**            .45 percent

PERFORMANCE ANALYSIS

Returns in the fixed income market were a result of market forces pushing short-term rates significantly lower and longer-term interest rates marginally higher. This occurred despite the Federal Reserve aggressively lowering the Federal Funds rate by 2.75 percent during the first half of the year. The fixed income market has become very efficient at anticipating future events and the recent market activity marks a change in investor sentiment, possibly signaling a stronger economy and slightly higher interest rates in the future.

As time passes, the duration of each Portfolio continues to roll forward toward its respective maturity.

The effective duration of each Portfolio is as follows:


Maturing Government Bond 2002 Portfolio            1.23 years
Maturing Government Bond 2006 Portfolio            5.37 years
Maturing Government Bond 2010 Portfolio            9.36 years

OUTLOOK

The fixed income market has been the beneficiary of a weak economy and a faltering stock market over the past fifteen months. The Federal Reserve has come to the economy's rescue by launching an unprecedented easing of key short-term interest rates. They lowered the Fed Funds rate by 2.75 percent in the first six months of the year. We feel that this effort, coupled with a third quarter tax refund will surely help bolster the economy.

Over the past year and a half, the fixed income market has performed well. In the coming periods, the portfolio will reflect our belief that principal preservation and yield will be more important than capital appreciation potential. We will continue to emphasize agency securities, while taking a very conservative approach to the duration of the overall portfolio. As the economy recovers and interest rates trend higher, we believe future returns will be more in line with the current coupon rate.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA
PORTFOLIO MANAGER

The Maturing Government Bond 2002, 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2002, 2006 and 2010 liquidation dates of each Portfolio.

MATURING GOVERNMENT BOND 2002 PORTFOLIO
[CHART]

FHLMC Strip                                         13.9%
U.S. Treasury Strip                                 40.8%
FICO Strip                                          23.0%
Israel GTC                                           2.4%
TVA Strip                                            6.2%
FNMA Strip                                          12.3%
Cash and Other Assets/Liabilities                    1.4%

MATURING GOVERNMENT BOND 2006 PORTFOLIO
[CHART]

U.S. Treasury Strip                                 37.3%
FICO Strip                                          23.8%
Israel State Aid Strip                               9.6%
RFC Strip                                            9.3%
FNMA Strip                                          18.9%
Cash and Other Assets/Liabilities                    1.1%

MATURING GOVERNMENT BOND 2010 PORTFOLIO

[CHART]

U.S. Treasury Strip                                30.3%
FICO Strip                                         12.7%
Turkey GTC                                          5.1%
Israel State Aid                                   15.7%
Israel GTC                                          4.8%
RFC Strip                                           5.4%
FNMA Strip                                         26.0%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2002 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2002 INDEX OF TREASURY STRIPS
                        AND CONSUMER PRICE INDEX
[CHART]
MATURING
GOVERNMENT
BOND PORTFOLIOS


AVERAGE ANNUAL TOTAL RETURN:
One year                                                 9.01%
Five year                                                7.00%
Since inception (May 2, 1994)                            7.65%




             MATURING GOVERNMENT BOND
                  2002 PORTFOLIO        RYAN LABS INDEX     CPI
  5/2/1994           $10,000               $10,000        $10,000
12/31/1994           $10,028                $9,952        $10,190
12/31/1995           $12,537               $12,569        $10,447
12/31/1996           $12,754               $12,728        $10,793
12/31/1997           $13,838               $13,897        $10,983
12/31/1998           $15,168               $15,330        $11,160
12/31/1999           $15,095               $15,287        $11,451
12/31/2000           $16,332               $16,626        $11,845
 6/30/2001           $16,957               $17,317        $12,069

On the chart above you can see how the Maturing Government Bond 2002 Portfolio's total return compared to the Ryan Labs, Inc. September 2002 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2002 Portfolio (May 2, 1994) through June 30, 2001.

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                                12.00%
Five year                                                8.50%
Since inception (May 2, 1994)                            9.16%




           MATURING GOVERNMENT
            BOND 2006 PORTFOLIO    RYAN LABS INDEX        CPI
  5/2/1994        $10,000              $10,000          $10,000
12/31/1994        $10,013               $9,988          $10,190
12/31/1995        $13,490              $13,532          $10,447
12/31/1996        $13,327              $13,351          $10,793
12/31/1997        $15,009              $15,116          $10,983
12/31/1998        $17,165              $17,380          $11,160
12/31/1999        $15,825              $16,087          $11,451
12/31/2000        $18,298              $18,808          $11,845
 6/30/2001        $18,731              $19,296          $12,069

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through June 30, 2001.

                  COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                             12.64%
Five year                                             9.42%
Since inception (May 2, 1994)                         9.96%




           MATURING GOVERNMENT BOND
                  2010 PORTFOLIO        RYAN LABS INDEX       CPI
  5/2/1994           $10,000                $10,000         $10,000
12/31/1994            $9,970                 $9,931         $10,190
12/31/1995           $14,080                $14,313         $10,447
12/31/1996           $13,599                $13,880         $10,793
12/31/1997           $16,028                $16,251         $10,983
12/31/1998           $18,317                $18,824         $11,160
12/31/1999           $16,204                $16,687         $11,451
12/31/2000           $19,665                $20,658         $11,845
 6/30/2001           $19,740                $20,750         $12,069

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**Ryan Labs, Inc. September 2002, 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2002, 2006 and 2010, respectively.

VALUE STOCK PORTFOLIO

PERFORMANCE

Over the first half of the year the Value Stock Portfolio's performance was -3.14 percent*, which was comparable to that of other large cap value funds. We are down slightly from the Portfolio's benchmark, the Russell 1000 Value Index** at -1.26 percent, but ahead of the broad market as measured by the S&P 500+ with a -6.70 percent decline.

PERFORMANCE ANALYSIS

We have found value in many economically sensitive stocks. As the economy slowed, these companies have faced difficult operating conditions causing their stock prices to drop. We believe the economy is bottoming out and the next major move will spark an improved economic environment. Right now, the portfolio holdings reflect all of the bad news but none of the potential improvement. Over the first half of the year, when good economic or company news emerged, our Portfolio did very well. Conversely, when bad news hit the headlines, the Portfolio under-performed. We have found many companies to be oversold because the price of their stock has already bottomed out and is no longer affected by additional bad news on company fundamentals. As the economy stabilizes, and eventually rebounds, operating performance for these companies will likely follow and stock prices will recover.

OUTLOOK

We view the market not so much as a whole, but rather a market of individual stocks, and continue to select investments on a company-by-company basis. As value investors we will always strive to buy good companies at inexpensive prices. This approach should pay off regardless of other factors. While we hesitate to predict the course of the major stock market indicies, we feel our investment approach will continue to provide high quality, consistent returns in the Large Capitalization equity universe.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF MATTHEW NORRIS]


MATTHEW NORRIS,
CFA
PORTFOLIO MANAGER


The Value Stock Portfolio seeks long-term accumulation of capital. The secondary objective is the production of income. The Portfolio invests primarily in equity securities of companies, which in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.

TEN LARGEST STOCK HOLDINGS


                                                        MARKET      % OF STOCK
COMPANY                                    SHARES        VALUE        PORTFOLIO
Exxon Mobil Corporation                     90,052   $ 7,866,041           5.7%
CitiGroup, Inc.                            138,106     7,297,521           5.3%
JP Morgan Chase and Company                 93,922     4,188,921           3.0%
Verizon Communications                      67,805     3,627,568           2.6%
Johnson & Johnson                           69,000     3,450,000           2.5%
SBC Communications, Inc.                    85,210     3,413,513           2.5%
Merck & Company, Inc.                       53,300     3,406,403           2.4%
Texaco, Inc.                                50,200     3,343,320           2.4%
AT&T Corporation -
Liberty Media Group                        182,900     3,198,921           2.3%
U.S. Bancorp                               140,194     3,195,021           2.3%
                                                     -----------          ----
                                                     $42,987,229          31.0%
                                                     ===========         ======

[CHART]

Cash and Other Assets/Liabilities                   12.0%
Basic Materials                                      3.1%
Technology                                           4.2%
Capital Goods                                        5.0%
Utilities                                            6.1%
Health Care                                          7.1%
Consumer Cyclical                                    7.3%
Energy                                               7.6%
Communication Services                               7.6%
Consumer Staples                                    12.2%
Financial                                           27.8%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN VALUE STOCK PORTFOLIO,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                               1.26%
Five year                                              6.33%
Since inception (5/2/94)                              11.24%



                                                      RUSSELL 1000
             VALUE STOCK PORTFOLIO          CPI        VALUE INDEX
  5/2/1994          $10,000               $10,000        $10,000
12/31/1994          $10,457               $10,190        $10,209
12/31/1995          $13,904               $10,448        $14,124
12/31/1996          $18,207               $10,793        $17,181
12/31/1997          $22,065               $10,984        $23,223
12/31/1998          $22,452               $11,160        $26,855
12/31/1999          $22,513               $11,452        $28,826
12/31/2000          $22,149               $11,845        $30,847
 6/30/2001          $21,453               $12,069        $30,458

On the chart above you can see how the Value Stock Portfolio's total return compared to the Russell 1000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Value Stock Portfolio (May 2, 1994) through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

+The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the overall U.S. stock market.

SMALL COMPANY VALUE PORTFOLIO

PERFORMANCE

For the six months ended June 30, 2001, the Advantus Series Fund Small Company Value Portfolio returned 16.71 percent, outperforming its benchmark, the Russell 2000 Value Index**, which returned 12.72 percent.

PERFORMANCE ANALYSIS

U.S. Equity market returns for the first half of 2001 were mixed. During the first three months of the year returns were negative across the board as weak sentiment from the fourth quarter carried over into the new year. By the second quarter, equity returns turned positive across all major market sectors. For large capitalization stocks, however, the second quarter's positive returns were insufficient to pull year-to-date returns into positive territory with the result being that the major market averages remain in negative territory. For small capitalization stocks, however, the second quarter's strong showing put year-to-date returns firmly into the positive camp as investors continued to exhibit caution towards some of the still high multiples present in larger capitalization issues. The net result is that small-capitalization stocks solidly outperformed larger-capitalization stocks for the first half of 2001.

The first half of 2001 started out with a continuation of the preference for value stocks we saw in the fourth quarter. By the end of the first half of the year, however, investor money began to flow back into growth stocks as growth indices outperformed their value counterparts across the market-cap spectrum in the second quarter. In small capitalization stocks, the recent appetite for growth stocks was enough to wipe out earlier losses, but not nearly enough to overcome gains established by small value stocks. While the recent preference for growth over value may, or may not, represent a longer-term trend, investor enthusiasm for small stocks in general appears more soundly grounded. In the second quarter in particular, strength in small-caps was widespread. Indeed, from April to June, no fewer than 8 of the 12 economic sectors in the Russell 2000 Value Index** recorded double digit gains. Health Care, Technology and Autos, all of which were up between 15 percent and 20 percent, drove Index gains in the quarter. Only Energy recorded negative returns (-6.1 percent) as energy prices pulled back from their recent peaks. Integrated Oils and Utilities were essentially flat. Clearly, the free fall in earnings estimates for many of the larger bellwether stocks, which began earlier this year, has renewed interest in the more favorable earnings and valuation comparisons available in small stocks.

In the first half, our sector weights contributed modestly to benchmark-relative return comparisons. Security selection however, was the most important reason the portfolio outperformed the index. Above-benchmark returns were largely driven by our investments in auto parts and gaming companies, which performed well throughout the first half. A number of other Consumer Discretionary sector holdings contributed significantly as well, as did holdings in the Energy, Health Care, Producer Durables, and Technology sectors. All in all, it was a six months that seemed to validate our investment style. Returns were hindered, however, by our high exposure to energy producers when energy prices softened. Our Energy positions lagged the market as energy prices fell, but managed to post positive returns overall. As always, the portfolio's sector weights are primarily the by-product of bottom-up security selection, rather than deliberate over- or under-weights relative to the Russell 2000 Value Index. In most other cases, our bottom-up process resulted in the portfolio being more heavily weighted than the benchmark in strong industries and sectors.

OUTLOOK

U.S. economic growth appears to be stabilizing, albeit at below trend rates. We feel that the capital spending overhang, weak corporate profitability, slow job growth, slowing growth overseas and the strong dollar will keep GDP growth in check as we move into the second half of the year. The economy continues to be subject to two powerful and contradictory forces. Weakness in manufacturing, along with wide-scale layoffs, continues to be offset by surprisingly robust consumer spending, particularly in housing and autos. We feel that there are emerging signs that the manufacturing sector is stabilizing. The key variable from our perspective as we move into the second half will be the consumer. If consumer spending remains steady in the face of rising layoffs and high debt levels, then we feel that our forecast for moderate (1.75 percent to 2.00 percent) economic growth in the second half will remain intact. This outlook is further supported by moderate and declining levels of inflation and the likelihood of additional Fed rate cuts - although the end of the Fed easing campaign is clearly in sight. A significant retrenchment in consumer spending would put this scenario at risk.

It is important to keep in mind that while we are aware of and responsive to the larger market and economic environment, our focus is on individual stock selection based on our understanding of a company's profitability, market position, management quality and other considerations. This is driven by an in-depth analysis of the company as opposed to a top-down market forecast.

Our investment philosophy and approach remain unchanged. We continue to focus on bottom-up security selection, seeking companies with growing sales and profits, strong free cash flow generation, and multiple price appreciation drivers. We are disciplined and price conscious in both security valuation and in trading. By investing in this manner, we expect to produce attractive returns over the long term.

[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF JOHN BURBANK]

JOHN BURBANK, CFA
PORTFOLIO MANAGER STATE STREET RESEARCH & MANAGEMENT COMPANY

The Small Company Value Portfolio seeks the long-term accumulation of capital. It invests primarily in the equity securities of small companies, defined in terms of market capitalization, which are believed to be undervalued or trading below their true worth, but that appear likely to come back into favor with investors. While Advantus Capital Management, Inc. serves as investment advisor to the Portfolio, State Street Research & Management Company provides advice to the Small Company Value Portfolio under a Sub-advisory agreement. Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Portfolio's prospectus for specific information about risks associated with such investments.

TEN LARGEST STOCK HOLDINGS

                                                      MARKET     % OF STOCK
COMPANY                                  SHARES        VALUE       PORTFOLIO
Mandalay Resort Group                     31,300      $857,620         3.0%
Borg-Warner Automotive, Inc.              17,100       848,502         2.9%
Harrahs Entertainment, Inc.               19,600       691,880         2.4%
Western Gas Resources, Inc.               21,000       684,600         2.4%
ACE, Ltd.                                 17,100       668,439         2.3%
Wabtec Corporation                        41,800       627,000         2.2%
Proquest Company                          20,000       619,800         2.2%
Anchor Gaming                              9,300       600,966         2.1%
Ocean Energy, Inc.                        33,900       591,555         2.1%
HS Resources, Inc.                         8,400       544,320         1.9%
                                                    ----------        ----
                                                    $6,734,682        23.5%
                                                    ==========        ====

[CHART]

Cash and Other Assets/Liabilities                            14.1%
Communication Services                                        0.1%
Utilities                                                     1.7%
Consumer Staples                                              2.9%
Transportation                                                3.2%
Health Care                                                   5.2%
Basic Materials                                               7.7%
Capital Goods                                                 9.9%
Financial                                                     9.9%
Energy                                                       11.4%
Technology                                                   13.1%
Consumer Cyclical                                            20.8%


                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
      A HYPOTHETICAL $10,000 INVESTMENT IN SMALL COMPANY VALUE PORTFOLIO,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                              40.56%
Since inception (10/1/97)                              9.00%




              SMALL COMPANY VALUE         RUSSELL
                   PORTFOLIO          2000 VALUE INDEX     CPI
 10/1/1997          $10,000               $10,000        $10,000
12/31/1997          $10,229               $10,168        $10,019
12/31/1998          $ 9,539               $ 9,513        $10,179
12/31/1999          $ 9,246               $ 9,371        $10,446
12/31/2000          $11,835               $11,508        $10,804
 6/30/2001          $13,812               $12,971        $11,009

On the chart above you can see how the Small Company Value Portfolio's total return compared to the Russell 2000 Value Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Small Company Value Portfolio (October 1, 1997) through June 30, 2001.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 2000 Value Index contains those stocks from the Russell 2000 with a low price to book ratios. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3000 common stocks, which represent approximately 98 percent of the U.S. Market.

GLOBAL BOND PORTFOLIO

PERFORMANCE

The Advantus Series Fund Global Bond Portfolio experienced a negative 4.07 percent* return for the first half of 2001. This compares to the Portfolio's benchmark, the Salomon Brothers World Government Bond Index**, which posted a negative 4.57 percent return. Over this reporting period, volatility was a trademark in all bond markets.

PERFORMANCE ANALYSIS

The Japanese bond market continues to trade in a narrow band, as a consequence of their policy, stated earlier this year, of zero interest rates. The Yen has been depressed by this policy and is likely to trade in the 115-130Y/percentage range.

In Europe, the slowdown story is clear. With the European Central Bank having only cut rates once, there has not been much policy loosening in Europe and leading indicators point to a further growth slowdown. This will help the short-end of the yield curve, while the long end will be more influenced by the U.S. market.

The U.S. fixed income market has been the beneficiary of a weak economy and a faltering stock market over the past fifteen months. The Federal Reserve has come to the economy's rescue by launching an unprecedented easing of key short-term interest rates. They lowered the Fed Funds rate by 2.75 percent in the first six months of the year. This effort, coupled with a Federal tax refund will surely help bolster the economy. The U.S. portion of the Portfolio enjoyed solid relative performance as the overweight positions in the corporate bond and mortgaged-backed securities sectors outperformed our underweight holdings of U.S. Treasury and Agency securities. Security selection also played important role in performance as we successfully avoided problem credits.

OUTLOOK

We continue to target a 1.0-1.50 percent range for 10-year Japanese Bonds. The market had moved to 1.12 percent before the recent sell-off moving 10-year yields back above 1.25 percent 10-year yields. At present, we see no compelling case for a position far away from neutral on the Japanese market.

After the Euro has suffered another mini-collapse, it is tempting to say: `It is cheap but...' In this case we feel that the `buts' are slowing European growth, a central bank with an inflationary `dilemma' and renewed concerns regarding U.S./European capital flows.

In the U.S., the fixed income market has performed well over the past 15 months. In the coming periods, the U.S. portion of the Portfolio will reflect our belief that principal preservation and yield will be more important than capital appreciation potential. We will continue to emphasize corporate bonds and mortgage-backed securities, while taking a very conservative approach to the duration of the overall Portfolio. We feel that as the economy recovers and interest rates trend higher, future returns will be more in line with the current coupon rate in the U.S. bond market.

[SIDENOTE]

PERFORMANCE
UPDATE


[PHOTO OF EDWARD DOVE]

[PHOTO OF WAYNE SCHMIDT]

EDWARD DOVE
PORTFOLIO MANAGER
JULIUS BAER INVESTMENT MANAGEMENT

WAYNE SCHMIDT, CFA PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT

The Global Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. Julius Baer Investment Management Inc., the Portfolio's investment sub-adviser, determines the Portfolio's allocation between foreign and domestic securities and selects and manages the Portfolio's foreign investments. Advantus Capital Management, the Portfolio's investment adviser, selects and manages the Portfolio's domestic investments. Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST BOND HOLDINGS

                                                    MARKET      % OF STOCK
ISSUER                                               VALUE       PORTFOLIO
Government of Canada (Canadian Dollar)-
6.000%, 06/01/11                                  $ 1,610,435         4.5%
Norway (Norwegian Krone)-
5.500%, 05/15/09                                    1,587,058         4.4%
Deutschland Republic (Euro)-
6.000%, 09/15/03                                    1,397,021         3.9%
Bundesrepublic (Euro)-
3.750%, 01/04/09                                    1,334,877         3.7%
Japan (Japanese Yen)-
2.200%, 05/20/31                                    1,291,305         3.6%
Denmark (Danish Krona)-
8.000%, 05/15/03                                    1,259,410         3.5%
Bundesrepublic (Euro)-
4.750%, 07/04/28                                    1,245,554         3.5%
Mexican Bonos (Mexican Peso)-
14.500%, 05/12/05                                   1,128,316         3.1%
Japan (Japanese Yen)-
1.100%, 03/21/11                                    1,045,416         2.9%
Australian Government (Australian Dollar)-
6.500%, 05/15/13                                    1,045,303         2.9%
                                                  -----------        ----
                                                  $12,944,695        36.0%
                                                  ===========        ====

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
          A HYPOTHETICAL $10,000 INVESTMENT IN GLOBAL BOND PORTFOLIO, SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                 -1.24%
Since inception (10/1/97)                 1.13%



                                     SALOMON BROTHERS
                  GLOBAL             WORLD GOVERNMENT
               BOND PORTFOLIO           BOND INDEX       CPI
 10/1/1997       $10,000                 $10,000       $10,000
12/31/1997       $10,008                 $10,021       $10,019
12/31/1998       $11,626                 $11,555       $10,179
12/31/1999       $10,719                 $11,061       $10,446
12/31/2000       $10,870                 $11,237       $10,804
 6/30/2001       $10,428                 $10,723       $11,009

On the chart above you can see how the Global Bond Portfolio's total return compared to the Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Global Bond Portfolio (October 1, 1997) through June 30, 2001.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

INDEX 400 MID-CAP PORTFOLIO

PERFORMANCE

The Index 400 Mid-Cap Portfolio generated a total return of 0.65 percent* for the six-month period ended June 30, 2001. This compares to the S&P 400 MidCap Index** return of 0.97 percent for the same period.

PERFORMANCE ANALYSIS

Second quarter returns helped push six-month performance into positive territory. Considering the continued economic slow down and the rash of earnings pre-announcements this result is relatively strong.

Only five of the 11 sectors posted positive returns for the quarter. Consumer cyclicals (12.4 percent), capital goods (10.8 percent) and basic materials (8.3 percent) led six-month sector returns. The top five positive contributing stocks included Nvidia Corporation, Genzyme Corporation, Abercrombie & Fitch Company, Jabil Circuit, Inc., and Electronic Arts, Inc. (Jabil Circuit, Inc. is no longer held in the S&P 400 MidCap Index**). The five largest negative contributing stock were Waters Corporation, Millennium Pharmaceutical, Inc., Sepracor, Inc., Cintas Corporation and Powerwave Technologies, Inc. (Cintas Corporation is no longer held in the S&P 400 MidCap Index**).

OUTLOOK

Even with the aggressive, unprecedented easing by the Fed, we anticipate more cuts-perhaps an additional 50 to 75 basis points (.50 percent to .75 percent) before year-end. Keep in mind that it takes up to a year to see the effects of the changes in monetary policy. Monetary-policy makers strive for the economy to have a healthy glow. The intent behind this year's series of reductions has been to stoke the embers of the sluggish economy. Overstimulating the economy (i.e., excessive reductions) risks inflation. A delicate balance must be reached.

Many companies took extensive write-offs in December, 2000. Consequently, we feel that they are looking stronger in 2001. Lower interest rates have reduced the cost of capital, so companies are better positioned to grow. Many stock prices are low, and in our opinion reasonable valuations are back.


[SIDENOTE]

PERFORMANCE
UPDATE


[PHOTO OF JIM SEIFERT]

JIM SEIFERT
PORTFOLIO MANAGER

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400).+ It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

TEN LARGEST STOCK HOLDINGS


                                                         MARKET      % OF STOCK
COMPANY                                     SHARES        VALUE       PORTFOLIO
Genzyme Corporation                           8,228      $501,908          1.3%
Idec Pharmaceuticals Corporation              6,338       429,019          1.2%
Sungard Data Systems, Inc.                   11,404       342,234          0.9%
IVAX Corporation                              8,479       330,681          0.9%
Millennium Pharmaceuticals, Inc.              9,243       328,866          0.9%
Electronic Arts, Inc.                         5,648       327,019          0.9%
M & T Bank Corporation                        4,121       311,135          0.8%
Quest Diagnostics, Inc.                       3,991       298,726          0.8%
Nvidia Corporation                            2,970       275,468          0.7%
DST Systems, Inc.                             5,207       274,409          0.7%
                                                       ----------          ----
                                                       $3,419,465          9.1%
                                                       ==========          ====

[CHART]

Cash and Other Assets/Liabilities                 7.2%
Transportation                                    1.6%
Communication Services                            1.7%
Basic Materials                                   4.6%
Energy                                            5.1%
Capital Goods                                     5.7%
Utilities                                         6.5%
Consumer Staples                                  7.9%
Health Care                                      12.3%
Consumer Cyclical                                12.7%
Financial                                        16.8%
Technology                                       17.9%

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                 S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX
[CHART]

AVERAGE ANNUAL TOTAL RETURN:
One year                                                 7.99%
Since inception (10/1/97)                               13.01%




                  INDEX 400           S&P 400
              MID-CAP PORTFOLIO    MIDCAP INDEX       CPI
 10/1/1997         $10,000            $10,000       $10,000
12/31/1997         $10,006            $10,083       $10,019
12/31/1998         $11,675            $12,008       $10,179
12/31/1999         $13,541            $13,775       $10,446
12/31/2000         $15,714            $16,187       $10,804
 6/30/2001         $15,817            $16,344       $11,009


On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through June 30, 2001.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

** S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+ "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Macro-Cap Value Portfolio

PERFORMANCE

The Macro-Cap Value Portfolio returned -3.35 percent* for the six-month period ended June 30, 2001 while the S&P 500 Index** returned -6.70 percent for the same period. Our investment approach, which selects stocks which are the most undervalued relative to their LONGER TERM earnings and cash flow prospects, proved effective in a market that was increasingly driven by fundamentals.

PERFORMANCE ANALYSIS

The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 lost 6.7 percent, while the technology heavy Nasdaq composite lost 12.4 percent. These numbers hid the fact that more dramatic first quarter losses (S&P 500 -11.9 percent, Nasdaq -25.4 percent) were partially recaptured in the second quarter (S&P 500 5.9 percent, Nasdaq 17.5 percent). Value stocks outperformed growth stocks by over 10 percent, and small stocks outperformed large stocks by a similar margin.

Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward pre-announcements. Company management cut capital spending and laid off workers in an attempt to boost profits. The Network Technology sector, containing stocks such as Corning, Inc., JDS Uniphase Corporation, Nortel Networks Corporation, and Lucent Technologies, Inc. continued its slide, losing over 50 percent of its value. On a positive note, the Services sector (media and entertainment) was a standout performer returning over 20 percent, led by its largest company, AOL Time Warner, Inc., and radio station operator Clear Channel Communications.

In response to a weak economy, the Federal Reserve has lowered rates six times in as many months, reducing fed funds by 275 basis points. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and Federal Reserve Chairman Greenspan has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then the positive second quarter signals a turn might be around the corner, though visibility is still quite poor.

Within the portfolio, stock selection in the Services sectors was particularly beneficial. AOL Time Warner, Inc. was a notable contributor to the portfolio as the stock ran up approximately 50 percent in early January on the news that the FCC had approved the merger between the titans. Philip Morris Companies, Inc. (+18 percent) also performed well as investors flocked to the safe haven's consistent earnings and high yield amid market uncertainty and also responded positively to continued favorable court rulings. On the other hand, stock picks in Telecommunications performed poorly. Level 3 Communications, Inc. was the worst performer in the portfolio, losing 83 percent of its value as the company's projected breakeven, on a cash basis, was moved back from 2003 to 2004 and poor earnings visibility continued. On a more positive note, Level 3 Communications, Inc. secured $60 million in new broadband contracts in the second quarter and continues to cut expenses via workforce layoffs.

OUTLOOK

We remain confident in our investment process and the risk return profile of the Portfolio. While the outlook for company earnings is still murky, and calling a market bottom is far from an exact science, we feel that there is reason to be optimistic. Much of the poor earnings story is already reflected in lower stock prices. The Fed has re-affirmed its commitment to economic growth. It would be unlikely that we would move into a recession unless consumers stop spending. This leads us to a neutral to optimistic view on equity markets but with continued volatility. The market's return to a focus on company valuation bodes well for the Portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.


[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF HENRY D. CAVANNA]
[PHOTO OF JAMES RUSSO]

HENRY D. CAVANNA AND JAMES RUSSO, CFA PORTFOLIO MANAGERS

J.P. MORGAN INVESTMENT MANAGEMENT

The Macro-Cap Value Portfolio seeks to provide high total return. It pursues this objective by investing in equity securities that the sub-adviser believes, through the use of dividend discount models, to be undervalued relative to their long-term earnings power, creating a diversified portfolio of equity securities which typically will have a price/earnings ratio and price to book ratio that reflects a value orientation. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, J.P. Morgan Investment Management Inc. provides investment advice to the Macro-Cap Value Portfolio under a subadvisory agreement.

TEN LARGEST STOCK HOLDINGS

                                                       MARKET      % OF STOCK
COMPANY                                   SHARES        VALUE        PORTFOLIO
General Electric Company                  30,200    $1,472,250           5.2%
Tyco International, Ltd.                  21,720     1,183,740           4.2%
Exxon Mobil Corporation                   11,824     1,032,826           3.6%
Microsoft Corporation                     13,300       970,900           3.4%
CitiGroup, Inc.                           18,026       952,494           3.4%
Philip Morris Companies, Inc.             17,100       867,825           3.1%
AOL Time Warner, Inc.                     15,850       840,050           3.0%
Pfizer, Inc.                              15,900       636,795           2.2%
Ambac Financial Group, Inc.               10,800       628,560           2.2%
Chevron Corporation                        6,600       597,300           2.1%
                                                    ----------          ----
                                                    $9,182,740          32.4%
                                                    ==========          ====

[CHART]

Cash and Other Assets/Liabilities                 3.1%
Utilities                                         3.0%
Basic Materials                                   5.3%
Consumer Staples                                  7.2%
Energy                                            7.5%
Communication Services                            8.0%
Consumer Cyclical                                 8.1%
Health Care                                      10.1%
Capital Goods                                    12.2%
Financial                                        16.4%
Technology                                       19.1%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MACRO-CAP VALUE PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

AVERAGE ANNUAL TOTAL RETURN:
One year                               -8.71%
Since inception (10/15/97)             3.91%



                                     MACRO-CAP
                                  VALUE PORTFOLIO    S&P 500 INDEX      CPI
10/15/1997                            $10,000           $10,000       $10,000
12/31/1997                             $9,787           $10,287       $10,019
12/31/1998                            $11,973           $13,227       $10,179
12/31/1999                            $12,831           $16,006       $10,446
12/31/2000                            $11,931           $14,543       $10,804
6/30/2001                             $11,530           $13,569       $11,009


On the chart above you can see how the Macro-Cap Value Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Macro-Cap Value Portfolio (October 15, 1997) through June 30, 2001 and on October 1, 1997 through June 30, 2001 for the S&P 500 Index and the Consumer Price Index.

[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Micro-Cap Growth Portfolio

PERFORMANCE

The Micro-Cap Growth Portfolio gained 0.87* percent for the six-month period ended June 30, 2001. By comparison, the Russell 2000 Growth Index** earned 0.04 percent. Despite the small increase in the portfolio's year-to-date performance figures, the market environment has been anything but lackluster.

PERFORMANCE ANALYSIS

As is typical in a slowing economic environment, growth stocks as a group lagged the broad market in the first quarter of 2001. A slowing economy and high energy prices put downward pressure on corporate earnings during the first quarter. U.S. equities fell across all size segments. Growth stock prices, particularly technology and health care stocks, fell sharply as high growth, high P/E+ stocks suffered the brunt of the decline.

In the second quarter of 2001 the market reversed its course and the equity market recovered, led by smaller capitalization stocks. Shares of technology and health care stocks, which had fallen precipitously in the first quarter, provided the largest gains in the second quarter. Energy stocks, the one bright spot in the first quarter, declined sharply in the second quarter as commodity prices declined.

Our over-weighted energy position drove performance in the first quarter, but was a drag on performance in the second quarter. Stock selection in the health care, technology and consumer discretionary sectors added value over the six-month period ended June.

OUTLOOK

Although small-caps typically lag going into an economic slowdown or recession, they tend to rebound solidly and outperform their large-cap counterparts during the second half of the slowdown, as we witnessed in the second quarter. Furthermore, small growth stocks typically are the market leaders during the ensuing economic recovery. Our long-term outlook for small-cap growth stocks is therefore optimistic, although we certainly recognize that there may be difficult periods in the near-term. As always, we have invested the portfolio in those areas that we believe offer the greatest potential for growth, but are cognizant of the short-term risks.

We have added to our position in the technology sector, reflecting our belief that these stocks have likely bottomed and the fundamentals should start improving over the next six months. We have a market weighting in the health care sector and expect these companies to continue their strong performance. Over the last three months we have trimmed our energy exposure significantly, though the portfolio remains over-weighted relative to the benchmark.


[SIDENOTE]

PERFORMANCE
UPDATE


[PHOTO OF WILLIAM JEFFREY]
[PHOTO OF KENNETH F. MCCAIN]
[PHOTO OF DAVID A. BARATTA]

WILLIAM JEFFREY, III, KENNETH F. MCCAIN AND DAVID A. BARATTA
PORTFOLIO MANAGERS WALL STREET ASSOCIATES

The Micro-Cap Growth Portfolio seeks long-term capital appreciation. It pursues this objective by investing primarily in equity securities of smaller companies which the sub-adviser believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average revenue growth. It will invest primarily in common stocks and stock equivalents of micro-cap companies. While Advantus Capital Management, Inc. acts as investment adviser for the Portfolio, Wall Street Associates provides investment advice to the Micro-Cap Growth Portfolio under a subadvisory agreement. These Portfolios have varying degrees of risk. Investments in smaller company and micro-cap stocks carry a higher level of volatility and risk over the short-term. Refer to the prospectus for portfolio risks associated with each investment option.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET    % OF STOCK
COMPANY                                       SHARES        VALUE     PORTFOLIO
Tweeter Home Entertainment
Group, Inc.                                   38,300   $1,351,990          2.7%
Cubist Pharmaceuticals, Inc.                  32,700    1,242,600          2.5%
ILEX Oncology, Inc.                           38,000    1,136,200          2.2%
Intermune, Inc.                               31,500    1,122,030          2.2%
Childrens Place Retail Stores, Inc.           39,800    1,066,640          2.1%
Charles River Laboratories
International, Inc.                           28,400      986,900          1.9%
POZEN , Inc.                                  63,100      946,500          1.9%
Pixelworks, Inc.                              26,200      936,388          1.8%
Cell Therapeutics, Inc.                       33,700      931,468          1.8%
Alloy Online, Inc.                            64,900      928,719          1.8%
                                                      -----------         ----
                                                      $10,649,435         20.9%
                                                      ===========         ====

[CHART]

Cash and Other Assets/Liabilities                 1.8%
Communication Services                            1.0%
Financial                                         1.1%
Basic Materials                                   1.2%
Consumer Staples                                  1.8%
Capital Goods                                     5.4%
Energy                                            9.3%
Consumer Cyclical                                16.8%
Health Care                                      30.6%
Technology                                       31.0%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN MICRO-CAP GROWTH PORTFOLIO,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX


AVERAGE ANNUAL TOTAL RETURN:
One year                                        -20.82%
Since inception (10/1/97)                        19.52%



                MICRO-CAP        RUSSELL 2000
             GROWTH PORTFOLIO    GROWTH INDEX     CPI
 10/1/1997       $10,000          $10,000      $10,000
12/31/1997        $8,680          $9,181       $10,019
12/31/1998        $9,846          $9,295       $10,179
12/31/1999       $24,494          $13,301      $10,446
12/31/2000       $19,338          $10,318      $10,804
 6/30/2001       $19,507          $10,322      $11,009

On the chart above you can see how the Micro-Cap Growth Portfolio's total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Micro-Cap Growth Portfolio (October 1, 1997) through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

+P/E ratio is a stock's price divided by its earnings per share.

Real Estate Securities Portfolio

PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 7.76 percent* over the six month period ended June 30, 2001. The Portfolio's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI)**, which provided a return of 9.81 percent over the same period.

PERFORMANCE ANALYSIS

The first half of 2001 was indeed a challenging economic environment as business spending patterns dropped while consumer confidence paled. The Fed reacted by lowering the Fed Funds Rate six times in 2001 for a 275 basis point (2.75 percent) reduction from 6.50 percent to 3.75 percent. The Fed's intent was to provide the monetary stimulus that would reignite the economy in the second half of the year.

Investors searched for a place to hide in the weakening economy. They found a safe haven in real estate stocks due to their high-income component and strong earnings visibility. More pronounced was the stock market investors' move into the highest dividend stocks with slow growth, low multiple, with weak earnings prospects-the "unwanted and unloved" stocks of the group. While the market seized upon these deep value opportunities in the first half of the year, we expect a return to companies with stronger fundamentals in the balance of the year.

Because real estate companies derive their incomes from long-term leases on property, little effect of the weakening economy was felt on these companies. We continue to monitor the weakening economy, as tenants will try to reduce their space needs if the duration of the softness continues. Fortunately, lenders and developers anticipated the current weakness and began to slow the pipeline of new development properties starting last year, which resulted in reasonably healthy markets.

This context has forced us to be more nimble and creative in the Portfolio. We have reduced our exposure to areas with high concentrations of companies with technology exposures (San Francisco, Austin, and Northern Virginia) and more economically sensitive sectors (hotels). We recycled the capital into companies exhibiting strong dividend yields or deeply discounted valuations. Later, we took profits in many of the defensive names whose valuations had run ahead of our perceptions of their intermediate to long-term growth rates. By being active investors, we have delivered value to our investors during a weakening economic scenario.

OUTLOOK

We anticipate that the monetary stimulus by the Fed will take root and the economy will begin to show strength by year-end. We believe performance will be choppy in the interim as weak corporate earnings that will be announced for the second quarter may unnerve investors. We feel that real estate companies should continue to do well as the short term dip in demand for real estate has been countered by less new supply coming to market. As is our strategy at Advantus, we continue to take opportunities in geographic regions and certain property types that provide better fundamentals. We will favor those opportunities with better intermediate to long-term growth, as these companies should outperform as the economy strengthens.

The Real Estate Team at Advantus Capital Management thanks you for your confidence.


[SIDENOTE]

PERFORMANCE
UPDATE

[PHOTO OF JOE BETLEJ]

JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

TEN LARGEST STOCK HOLDINGS



                                                                MARKET      % OF STOCK
COMPANY                                            SHARES        VALUE       PORTFOLIO
Equity Office Properties Trust                     32,300    $1,021,649          8.9%
Apartment Investment and Management                12,660       610,212          5.3%
ProLogis Trust                                     26,000       590,720          5.2%
Kimco Realty Corporation                            9,300       440,355          3.8%
Prentiss Properties Trust                          15,700       412,910          3.6%
General Growth Properties, Inc.                    10,200       392,292          3.4%
First Industrial Realty Trust                      11,800       378,898          3.3%
Vornado Realty Trust                                9,700       378,688          3.3%
Starwood Hotels and
Resorts Worldwide, Inc.                             9,700       361,616          3.2%
P.S. Business Parks, Inc.                          12,800       358,400          3.1%
                                                             ----------         -----
                                                             $4,945,740         43.1%
                                                             ==========         =====

[CHART]

Consumer Cyclical                                             5.9%
Real Estate                                                   8.0%
Real Estate Investment Trust-Apartments                      12.7%
Real Estate Investment Trust-Diversified                      5.1%
Real Estate Investment Trust-Hotels                           5.4%
Real Estate Investment Trust-Office Property                 23.8%
Real Estate Investment Trust-Shopping Centers                14.2%
Real Estate Investment Trust-Warehouse/Industrial            17.3%
Technology                                                    0.5%
Cash and Other Assets/Liabilities                             7.1%

[CHART]

                   COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX


AVERAGE ANNUAL TOTAL RETURN:
One year                                                  19.66%
Since inception (5/1/98)                                   3.26%


                  REAL ESTATE             WILSHIRE ASSOCIATES
             SECURITIES PORTFOLIO     REAL ESTATE SECURITIES INDEX       CPI
  5/1/1998          $10,000                     $10,000                $10,000
12/31/1998          $8,510                       $8,568                $10,098
12/31/1999          $8,179                       $8,294                $10,362
12/31/2000          $10,274                     $10,843                $10,718
 6/30/2001          $11,071                     $11,907                $10,921

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through June 30, 2001.


[SIDENOTE]

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

Growth Portfolio
Investments in Securities
JUNE 30, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)


                                                                   MARKET
SHARES                                                            VALUE(a)
------                                                            --------
COMMON STOCK (96.7%)
   CAPITAL GOODS (10.6%)
    Electrical Equipment (9.0%)
   610,800   General Electric Company                          $ 29,776,500
    53,100   Solectron
              Corporation (b)                                       971,730
                                                               ------------
                                                                 30,748,230
                                                               ------------
    Manufacturing (1.6%)
   102,784   Tyco International, Ltd. (c)                         5,601,728
                                                               ------------

   COMMUNICATION SERVICES (4.0%)
    Cellular (1.0%)
    76,200   Western Wireless
              Corporation (b)                                     3,276,600
                                                               ------------
    Telecommunication (2.8%)
    30,300   Amdocs, Ltd. (b)(c)                                  1,631,655
   138,300   Qualcomm, Inc. (b)                                   8,087,784
                                                               ------------
                                                                  9,719,439
                                                               ------------
    Telephone (.2%)
   356,300   XO Communications,
              Inc. (b)                                              684,096
                                                               ------------
   CONSUMER CYCLICAL (8.3%)
    Retail (6.8%)
    89,500   Bed Bath & Beyond,
              Inc. (b)                                            2,685,000
    92,600   Family Dollar Stores                                 2,373,338
   220,850   Home Depot, Inc.                                    10,280,568
    52,600   Kohls Corporation (b)                                3,299,598
    93,700   Wal-Mart Stores, Inc.                                4,572,560
                                                               ------------
                                                                 23,211,064
                                                               ------------
    Service (1.5%)
    18,100   Omnicom Group                                        1,556,600
    60,700   TMP Worldwide, Inc. (b)                              3,587,977
                                                               ------------
                                                                  5,144,577
                                                               ------------
   CONSUMER STAPLES (6.0%)
    Beverage (1.3%)
   101,000   Pepsico, Inc.                                        4,464,200
                                                               ------------
    Broadcasting (.6%)
    50,600   Comcast Corporation (b)                              2,196,040
                                                               ------------
    Entertainment (.5%)
    31,700   Viacom, Inc. (b)                                     1,640,475
                                                               ------------
    Food (.3%)
    10,300   Quaker Oats Company                                    939,875
                                                               ------------
    Food & Health (1.0%)
   124,100   Sysco Corporation                                    3,369,315
                                                               ------------
    Retail (.8%)
    54,800   Safeway, Inc. (b)                                 $  2,630,400
                                                               ------------
    Service (1.5%)
    36,100   Automatic Data
              Processing, Inc.                                    1,794,170
    62,000    Concord EFS, Inc. (b)                               3,224,620
                                                               ------------
                                                                  5,018,790
                                                               ------------
   ENERGY (.1%)
    Oil & Gas (.1%)
    3,775   Veritas DGC, Inc. (b)                                  251,151
                                                               ------------
   FINANCIAL (5.2%)
    Consumer Finance (3.1%)
   110,200   Capital One Financial
              Corporation                                         6,612,000
    61,600   Household
              International, Inc.                                 4,108,720
                                                               ------------
                                                                 10,720,720
                                                               ------------
     Investment Bankers/Brokers (2.1%)
    30,800   Goldman Sachs Group, Inc.                            2,642,640
    24,100   Morgan Stanley
              Dean Witter & Company                               1,547,943
    66,000   SEI Investments Company                              3,128,400
                                                               ------------
                                                                  7,318,983
                                                               ------------
   HEALTH CARE (20.9%)
    Biotechnology (2.7%)
    76,200   Amgen, Inc. (b)                                      4,623,816
    54,000   Genzyme Corporation (b)                              3,294,000
    13,400   Protein Design Labs,
              Inc. (b)                                            1,162,584
                                                               ------------
                                                                  9,080,400
                                                               ------------
      Drugs (16.8%)
   133,200   American Home Products
              Corporation                                         7,784,208
   125,050   Cardinal Health, Inc.                                8,628,450
   116,100   Eli Lilly & Company                                  8,591,400
    45,100   Merck & Company, Inc.                                2,882,341
   676,825   Pfizer, Inc.                                        27,106,841
    39,600   Teva Pharmaceutical
              Industries, Ltd. (c)                                2,467,080
                                                               ------------
                                                                 57,460,320
                                                               ------------
      Health Care -- Diversified (1.1%)
    73,100   Johnson & Johnson                                    3,655,000
                                                               ------------

See accompanying notes to investments in securities.


                                                                MARKET
SHARES                                                          VALUE(a)
------                                                          --------
   HEALTH CARE--CONTINUED
    Medical Products/Supplies (.3%)
    25,800   Medtronic, Inc.                                   $  1,187,058
                                                               ------------
   TECHNOLOGY (38.0%)
    Communications Equipment (2.5%)
    53,900   Brocade Communication
              Systems, Inc. (b)                                   2,371,061
    51,800   Comverse Technology,
              Inc. (b)                                            2,984,716
   263,200   McLeodUSA, Inc. (b)                                  1,208,088
    90,900   Nokia Oyj (c)                                        2,003,436
                                                               ------------
                                                                  8,567,301
                                                               ------------
    Computer Hardware (5.2%)
   233,600   Dell Computer
              Corporation (b)                                     6,061,920
    59,600   International Business
              Machines Corporation                                6,734,800
   327,800   Sun Microsystems,
              Inc. (b)                                            5,153,016
                                                               ------------
                                                                 17,949,736
                                                               ------------
    Computer Networking (1.2%)
   199,400   Cisco Systems, Inc. (b)                              3,629,080
    41,100   Redback Networks, Inc. (b)                             366,612
                                                               ------------
                                                                  3,995,692
                                                               ------------
    Computer Peripherals (2.6%)
   295,100   EMC Corporation (b)                                  8,572,655
    22,500   Network Appliance,
             Inc. (b)                                               308,250
                                                               ------------
                                                                  8,880,905
                                                               ------------
    Computer Services & Software (13.2%)
   418,700   AOL Time Warner, Inc. (b)                           22,191,100
    71,400   I2 Technologies, Inc. (b)                            1,413,720
   129,100   Manugistics Group, Inc. (b)                          3,240,410
    59,382   McData Corporation (b)                               1,042,154
   211,800   Microsoft Corporation (b)                           15,376,680
    91,800   Oracle Systems (b)                                   1,744,200
                                                               ------------
                                                                 45,008,264
                                                               ------------
    Electrical Instruments (.6%)
   166,800   JDS Uniphase
              Corporation (b)                                  $  2,126,700
                                                               ------------
    Electrical Semiconductor (6.7%)
    89,200   Analog Devices, Inc. (b)                             3,857,900
    40,400   Applied Micro Circuits
              Corporation (b)                                       694,880
   359,900   Intel Corporation                                   10,527,075
   245,600   Texas Instruments, Inc.                              7,736,400
                                                               ------------
                                                                 22,816,255
                                                               ------------
    Electronics -- Computer Distribution (4.4%)
    85,900   Celestica, Inc. (b) (c)                              4,423,850
   314,400   Flextronics International,
              Ltd. (b) (c)                                        8,208,984
   103,200   Sanmina Corporation (b)                              2,415,912
                                                               ------------
                                                                 15,048,746
                                                               ------------
     Equipment Semiconductor (.5%)
   114,000   Taiwan
              Semicondutor (b) (c)                                1,731,660
                                                               ------------
     Service -- Data Processing (1.1%)
    15,800   Electronic Data Systems
              Corporation                                           987,500
    48,300   Verisign, Inc. (b)                                   2,898,483
                                                               ------------
                                                                  3,885,983
                                                               ------------
   UTILITIES (3.6%)
    Electric Companies (1.3%)
   101,800   AES Corporation (b)                                  4,382,490
                                                               ------------
    Natural Gas (.4%)
    47,000   Williams Companies, Inc.                             1,548,650
                                                               ------------
    Power Products -- Industrial (1.9%)
    75,100   Calpine Corporation (b)                              2,838,780
    57,500   Mirant Corporation (b)                               1,978,000
    73,900   NRG Energy, Inc. (b)                                 1,631,712
                                                               ------------
                                                                  6,448,492
                                                               ------------
Total common stock
  (cost: $302,375,123)                                          330,709,335
                                                               ------------

      See accompanying notes to investments in securities.


                                                                   MARKET
SHARES                                                             VALUE(a)
------                                                             --------
   SHORT-TERM SECURITIES (1.9%)
   307,092   Federated Money Market Obligations Trust --
              Prime Obligation Fund, current rate 4.170%                     $   307,092
 6,082,635   Provident Institutional Fund -- TempFund Portfolio,
              current rate 4.080%                                              6,082,635
    14,725   Wells Fargo & Company Cash Fund I,
              current rate 4.190%                                                 14,725
                                                                            ------------
             Total short-term securities (cost: $6,404,452)                    6,404,452
                                                                            ------------
             Total investments in securities (cost: $308,779,575) (d)       $337,113,787
                                                                            ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 7.6% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001 the cost of securities for federal income tax purposes was $321,422,065. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation                            $ 62,581,194
      Gross unrealized depreciation                             (46,889,472)
                                                               ------------
      Net unrealized appreciation                              $ 15,691,722
                                                               ============

                See accompanying notes to financial statements.

                                                                  BOND PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                                   JUNE 30, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                               MARKET
PRINCIPAL                                                          COUPON               MATURITY               VALUE(a)
LONG-TERM DEBT SECURITIES (94.2%)
    GOVERNMENT OBLIGATIONS (47.8%)
    U.S. Government and Agencies Obligations (47.8%)
    Federal Home Loan Mortgage Corporation (FHLMC) (5.2%)
$        983,577                                                      6.500%             01/01/30            $   971,576
         256,570                                                      6.500%             12/01/23                253,683
       1,281,428                                                      6.500%             06/01/29              1,265,793
       1,241,119                                                      6.500%             10/01/29              1,225,976
       4,250,000                                                      7.000%             07/15/05              4,491,226
       3,000,000                                                      7.000%             03/15/10              3,172,377
                                                                                                              ----------
                                                                                                              11,380,631
                                                                                                              ----------
    Federal National Mortgage Association (FNMA) (18.8%)
       4,242,833                                                      7.500%             12/01/30              4,331,580
         929,900                                                      6.000%             08/01/14                922,062
         464,876                                                      6.000%             11/01/14                460,958
         711,071                                                      6.000%             10/01/28                687,011
       1,692,842                                                      6.230%             01/01/08              1,703,693
         605,428                                                      6.500%             11/01/15                607,480
         960,730                                                      6.500%             01/01/29                949,929
         477,873                                                      7.000%             01/01/31                480,291
       2,373,776                                                      7.000%             01/01/31              2,386,917
       1,993,248                                                      7.000%             02/01/31              2,003,334
         964,795                                                      7.000%             04/01/31                969,677
       4,750,000                                                      7.125%             02/15/05              5,043,949
       1,788,567                                                      7.500%             11/01/30              1,825,979
       1,937,144                                                      7.500%             12/01/30              1,977,663
       3,070,179                                                      7.500%             04/01/31              3,132,666
       1,094,250                                                      7.500%             05/01/31              1,116,521
       3,093,204                                                      6.500%             01/01/30              3,052,637
       2,000,000                                                      6.000%             05/15/08              2,012,672
         455,707                                                      6.000%             11/01/13                452,744
         452,184                                                      6.000%             05/01/14                448,373
         465,875                                                      6.000%             02/01/29                450,112
         512,993                                                      6.000%             05/01/29                495,636
         457,501                                                      6.500%             07/01/14                461,549
         464,373                                                      6.500%             09/01/14                467,489
         780,479                                                      6.500%             10/01/15                783,124
         420,499                                                      6.500%             10/01/28                416,238
         899,245                                                      6.500%             07/01/29                887,451
         593,631                                                      7.000%             06/01/29                597,845
       2,250,000                                                      6.250%             02/01/11              2,237,857
                                                                                                              ----------
                                                                                                              41,363,437
                                                                                                              ----------
    Government National Mortgage Association (GNMA) (8.4%)
         263,261                                                      7.000%             10/15/25                267,238
         921,678                                                      7.000%             07/15/29                930,491
         498,328                                                      7.500%             11/15/30                511,398
         124,843                                                      8.500%             10/15/22                132,773
         404,088                                                      7.500%             08/15/29                414,962
         591,613                                                      7.500%             10/15/30                607,130


              See accompanying notes to investments in securities.


                                                                                                               MARKET
PRINCIPAL                                                          COUPON               MATURITY               VALUE(a)
    GOVERNMENT OBLIGATIONS--CONTINUED
$        493,146                                                      6.000%             05/01/16            $   485,923
       1,534,992                                                      6.500%             11/15/28              1,520,862
       2,792,127                                                      7.000%             07/15/29              2,818,825
         479,722                                                      7.000%             12/15/30                484,236
       1,500,000                                                      7.100%             07/13/30              1,508,134
       1,256,061                                                      7.500%             11/15/29              1,289,861
       1,910,841                                                      7.500%             10/15/30              1,960,958
         499,999                                                      7.500%             03/15/31                512,887
         108,366                                                      8.500%             12/15/22                115,249
         398,984                                                      6.500%             11/01/28                394,236
         437,257                                                      7.000%             11/15/23                444,613
         333,464                                                      7.000%             03/15/26                338,117
         330,424                                                      7.000%             05/15/26                335,035
         343,421                                                      7.500%             06/15/28                353,186
       1,138,602                                                      7.500%             10/15/28              1,170,981
       1,757,545                                                      7.500%             11/15/30              1,803,642
                                                                                                             -----------
                                                                                                              18,400,737
                                                                                                             -----------
    U.S. Treasury (14.5%)
       2,075,000    Bond                                              5.000%             02/15/11              2,013,397
       3,075,000    Bond                                              5.250%             02/15/29              2,814,947
       2,500,000    Bond                                              6.000%             02/15/26              2,528,390
      11,300,000    Note                                              3.625%             01/15/08             12,651,673
       2,500,000    Note                                              5.875%             11/15/05              2,589,283
       1,695,000    Note                                              6.125%             08/15/29              1,757,888
       2,925,000    Note                                              6.250%             05/15/30              3,101,872
       2,600,000    Principle-Only Strip (e)                          6.911%             11/15/04              2,205,031
       2,250,000    Principle-Only Strip (e)                          4.625%             05/15/06              2,219,063
                                                                                                             ----------
                                                                                                              31,881,544
                                                                                                             -----------
    OTHER GOVERNMENT OBLIGATIONS (.9%)
       2,000,000    Quebec Province of Canada                         5.500%             04/11/06              1,969,826
                                                                                                             -----------
                    Total government obligations (cost: $103,848,058)                                        104,996,175
                                                                                                             -----------
CORPORATE OBLIGATIONS (46.4%)
    BASIC MATERIALS (2.0%)
     Agriculture Products (.9%)
       1,950,000    Archer-Daniels-Midland Company                    7.000%             02/01/31              1,885,927
                                                                                                             -----------
     Construction (1.1%)
       2,500,000    Vulcan Materials, Inc.                            6.400%             02/01/06              2,510,770
                                                                                                             -----------
    CAPITAL GOODS (2.9%)
     Aerospace/Defense (2.9%)
       3,000,000    Boeing Company                                    6.350%             11/15/07              3,029,634
       3,400,000    British Aerospace Systems 144A Issue (d)          7.156%             12/15/11              3,410,540
                                                                                                             -----------
                                                                                                               6,440,174
                                                                                                             -----------
    COMMUNICATION SERVICES (.9%)
     Telecommunication (.9%)
       2,075,000     Worldcom, Inc.                                   7.500%             05/15/11              2,020,324
                                                                                                             -----------

See accompanying notes to investments in securities.


                                                                                                               MARKET
PRINCIPAL                                                          COUPON               MATURITY               VALUE(a)
   ENERGY (.5%)
   Oil (.5%)
$    1,100,000    Coastal Corporation                                 6.200%             05/15/04            $ 1,094,490
                                                                                                             -----------
    FINANCIAL (29.6%)
     Asset-Backed Securities (1.1%)
       1,350,000    First Marble Head                                 7.240%             09/20/14              1,314,293
       1,000,000    Fortress CBO Investments I, Ltd. 144A Issue (c)   7.850%             07/25/38              1,005,640
                                                                                                             -----------
                                                                                                               2,319,933
                                                                                                             -----------
     Auto Finance (2.6%)
       2,250,000    Ford Motor Credit Corporation                     7.500%             03/15/05              2,334,917
       3,400,000    General Motors Acceptance Corporation             6.750%             01/15/06              3,452,544
                                                                                                             -----------
                                                                                                               5,787,461
                                                                                                             -----------
     Banks (2.7%)
         874,618    Nationsbank Corp                                  6.000%             11/25/13                835,382
       3,400,000    St. George Bank Capital Note 144A Issue (b) (c)   8.485%             12/29/49              2,933,476
       2,100,000    Wells Fargo Bank NA                               7.550%             06/21/10              2,220,401
                                                                                                             -----------
                                                                                                               5,989,259
                                                                                                             -----------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (16.0%)
         756,470    BA Mortgage Securities, Inc.                      6.500%             06/25/13                750,509
       1,843,750    Banco Hipotecario Nacional 144A Issue (c)         7.916%             07/25/09              1,775,568
       1,059,453    Chase Mortgage Finance Corporation                6.500%             09/25/13              1,050,490
       2,398,511    Chase Mortgage Finance Corporation                6.750%             08/25/28              2,226,418
         788,404    Citicorp Mortgage Securities, Inc.                6.750%             03/25/25                764,681
       1,435,996    Countrywide Funding Corporation                   6.750%             03/25/24              1,414,341
       1,931,049    Countrywide Home Loans                            6.500%             06/25/13              1,917,261
       1,700,000    CSFB Finance Company 144A Issue (c)              10.000%             11/15/05              1,613,938
       1,760,073    GE Capital Mortgage Services, Inc. 144A Issue (d) 6.500%             04/25/24              1,723,921
       1,031,282    GMAC Commercial Mortgage Securities               5.940%             12/15/03                987,453
       2,088,035    GMAC Commercial Mortgage Securities,
                     Inc. 144A Issue (d)                              7.350%             10/15/11              2,143,522
       1,765,989    Mellon Residential Funding                        6.750%             06/26/28              1,722,634
       1,874,869    NationsBanc Montgomery Funding                    6.000%             11/25/13              1,819,729
       2,000,000    Nomura Asset Securities Corporation               7.919%             04/13/36              2,095,442
       1,306,747    Norwest Asset Securities Corporation              7.000%             06/25/12              1,334,620
         714,091    Paine Webber Mortgage Acceptance Corporation
                     144A Issue (d)                                   6.296%             05/29/14                710,221
       2,000,000     Paine Webber Mortgage Acceptance Corporation
                     144A Issue (d)                                   7.655%             01/02/12              2,040,020
         889,785    Park Avenue Finance Corporation 144A Issue (d)    7.580%             05/12/07                933,085
       2,400,000    Park Avenue Finance Corporation 144A Issue (d)    7.680%             05/12/07              2,510,412
       1,401,629    Prudential Home Mortgage Securities               6.050%             04/25/24              1,358,683
       2,050,752    Prudential Home Mortgage Securities 144A
                     Issue (d)                                        6.798%             04/28/24              2,073,147
       2,096,505    Prudential Home Mortgage Security Company         6.500%             10/25/23              2,104,283
         228,000    Wyoming Community Development Authority           6.850%             06/01/10                229,309
                                                                                                             -----------
                                                                                                              35,299,687
                                                                                                             -----------

See accompanying notes to investments in securities.


                                                                                                               MARKET
PRINCIPAL                                                          COUPON               MATURITY               VALUE(a)
    FINANCIAL--CONTINUED
     Commercial Mortgage-Backed Securities (.8%)
$             --    Asset Securitization Corporation 144A
                      Issue (d)(f)                                    9.162%             10/13/26            $ 1,816,734
                                                                                                             -----------
     Consumer Finance (2.4%)
       2,000,000    CIT Group, Inc.                                   6.500%             02/07/06              2,026,732
       3,250,000    ERAC USA Finance Company 144A Issue (d)           7.350%             06/15/08              3,220,578
                                                                                                             -----------
                                                                                                               5,247,310
                                                                                                             -----------
     Finance -- Diversified (1.2%)
       2,500,000    AIG Sunamerica, Inc. 144A Issue (d)               7.600%             06/15/05              2,660,318
                                                                                                             -----------
     Insurance (.5%)
       1,000,000    AXA Financial                                     8.600%             12/15/30              1,098,531
                                                                                                             -----------
     Investment Bankers/Brokers (.8%)
       1,850,000    Morgan Stanley Dean Witter & Company              6.750%             04/15/11              1,837,172
                                                                                                             -----------
     Real Estate Investment Trust (.4%)
       1,000,000    Security Capital Industrial Trust                 7.500%             02/15/14                980,062
                                                                                                             -----------
     Savings and Loans (1.1%)
       2,500,000    Washington Mutual, Inc.                           6.875%             05/15/11              2,490,705
                                                                                                             -----------
    TECHNOLOGY (.6%)
     Computer Services & Software (.6%)
       1,300,000    AOL Time Warner, Inc.                             6.750%             04/15/11              1,279,338
                                                                                                             -----------
    TRANSPORTATION (3.0%)
     Airlines (1.5%)
       3,250,000    American Airlines, Inc. 144A Issue (d)            7.377%             05/23/19              3,283,917
                                                                                                             -----------
     Railroads (1.5%)
       3,400,000    CSX Corporation                                   6.750%             03/15/11              3,335,784
                                                                                                             -----------
    UTILITIES (6.9%)
     Electric Companies (2.4%)
       2,250,000    Georgia Power Company                             5.500%             12/01/05              2,197,303
       1,600,000    Hydro-Quebec (b)                                  6.300%             05/11/11              1,571,243
       1,250,000    Hydro-Quebec (b)                                  8.000%             02/01/13              1,393,313
                                                                                                             -----------
                                                                                                               5,161,859
                                                                                                             -----------
     Natural Gas (3.8%)
       2,400,000    Dynegy, Inc. 144A Issue (d)                       7.670%             11/08/16              2,383,344
       2,000,000    El Paso Energy Corporation                        6.950%             12/15/07              1,979,666
       2,000,000    Enron Corporation                                 6.725%             11/17/08              1,962,842
       2,000,000    Northern Border Pipeline 144A Issue (d)           7.100%             03/15/11              1,953,346
                                                                                                             -----------
                                                                                                               8,279,198
                                                                                                             -----------
     Power Products -- Industrial (.7%)
       1,500,000    Xcel Energy, Inc.                                 7.000%             12/01/10              1,504,764
                                                                                                             -----------
                    Total corporate obligations (cost: $102,645,775)                                         102,323,717
                                                                                                             -----------
                    Total long-term debt securities (cost: $206,493,833)                                     207,319,892
                                                                                                             ===========

See accompanying notes to investments in securities.

                                                                                          MARKET
SHARES                                                                                   VALUE(a)
SHORT-TERM SECURITIES (4.6%)
       8,765,064    Federated Money Market Obligations Trust-- Prime Obligation
                     Fund, current rate 4.170%                                       $  8,765,064
       1,383,393    Provident Institutional Fund-- TempFund Portfolio,
                     current rate 4.110%                                                1,383,393
                                                                                       ----------
                    Total short-term securities (cost: $10,148,457)                    10,148,457
                                                                                       ----------

                    Total investments in securities (cost: $216,642,290) (g)         $217,468,349
                                                                                     ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  The Fund held 2.9% of net assets in foreign securities as of June 30, 2001.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2001, which includes acquisition date and cost, is as follows:


                                                                 ACQUISITION
     SECURITY:                                                       DATE                 COST
     CSFB Finance Company 144A Issue*                               various            $1,598,063
     St. George Bank Capital Note 144A Issue*                       6/12/97             3,400,000
     Banco Hipotecario Nacional 144A Issue*                          1/8/01             1,790,742
     Fortress CBO Investments I, Ltd. 144A Issue*                   1/16/01               988,438
                                                                                       ----------
                                                                                       $7,777,243
                                                                                       ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.

(e) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.

(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(g) At June 30, 2001 the cost of securities for federal income tax purposes was $216,989,959. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:


Gross unrealized appreciation                                                          $2,155,330
Gross unrealized depreciation                                                          (1,676,940)
                                                                                       -----------
Net unrealized appreciation                                                            $  478,390
                                                                                       ===========

                 See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities

JUNE 30, 2001

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                                                         MARKET
PRINCIPAL                                                                       RATE    MATURITY        VALUE(a)
COMMERCIAL PAPER (83.7%)
   BASIC MATERIALS (19.9%)
     Agriculture Products (4.9%)
    $4,055,000   Archer-Daniels-Midland Company                                4.752%   07/11/01      $  4,049,727
     3,500,000   Archer-Daniels-Midland Company                                4.844%   07/17/01         3,492,583
                                                                                                      ------------
                                                                                                         7,542,310
                                                                                                      ------------
     Chemicals (15.0%)
     8,600,000   EI Dupont De Nemours & Company                                3.819%   08/30/01         8,546,353
     4,500,000   Monsanto (c)                                                  4.958%   07/09/01         4,495,116
     3,088,000   Monsanto (c)                                                  4.926%   08/15/01         3,069,360
     7,229,000   PPG Industries, Inc.                                          3.763%   07/25/01         7,211,159
                                                                                                      ------------
                                                                                                        23,321,988
                                                                                                      ------------
   COMMUNICATION SERVICES (12.2%)
     Telephone (12.2%)
     8,000,000   AT&T Corporation                                              5.147%   08/08/01         7,957,357
     5,020,000   Bellsouth Corporation (c)                                     3.709%   08/09/01         5,000,187
     6,000,000   SBC Communications, Inc. (c)                                  4.041%   07/19/01         5,988,068
                                                                                                      ------------
                                                                                                        18,945,612
                                                                                                      ------------
   CONSUMER CYCLICAL (10.7%)
     Publishing (10.7%)
     5,000,000   Gannett Company, Inc. (c)                                     4.018%   07/06/01         4,997,250
     3,100,000   Gannett Company, Inc. (c)                                     3.966%   07/10/01         3,096,971
     2,025,000   McGraw-Hill Companies, Inc.                                   4.653%   08/14/01         2,013,705
     1,600,000   McGraw-Hill Companies, Inc.                                   3.934%   09/27/01         1,584,968
     4,900,000   Tribune Company (c)                                           3.684%   08/02/01         4,884,225
                                                                                                      ------------
                                                                                                        16,577,119
                                                                                                      ------------
   CONSUMER STAPLES (4.9%)
     Beverage (2.2%)
     3,400,000   The Coca-Cola Company                                         3.835%   09/21/01         3,370,957
                                                                                                      ------------
     Entertainment (2.7%)
     1,325,000   The Walt Disney Company                                       4.917%   08/10/01         1,317,899
     3,000,000   The Walt Disney Company                                       3.844%   11/02/01         2,961,333
                                                                                                      ------------
                                                                                                         4,279,232
                                                                                                      ------------
   FINANCIAL (26.5%)
     Auto Finance (7.7%)
     7,045,000   Ford Motor Credit Corporation                                 4.001%   07/19/01         7,031,125
     5,000,000   General Motors Acceptance Corporation                         4.256%   08/21/01         4,970,444
                                                                                                      ------------
                                                                                                        12,001,569
                                                                                                      ------------
     Commercial Finance (5.4%)
     8,500,000   General Electric Capital Corporation                          4.604%   08/07/01         8,461,044
                                                                                                      ------------
     Consumer Finance (13.4%)
     5,000,000   American General Finance Corporation                          6.087%   09/14/01         4,938,231
     3,000,000   American General Finance Corporation                          4.809%   10/04/01         2,962,911



                        See accompanying notes to investments in securities.


                                                                                                          MARKET
PRINCIPAL                                                                       RATE    MATURITY        VALUE(a)
FINANCIAL--CONTINUED

    $5,000,000   Ciesco Limited Partnership                                    3.638%   08/17/01      $  4,976,687
     8,000,000   Verizon Global Funding                                        3.836%   08/13/01         7,964,011
                                                                                                      ------------
                                                                                                        20,841,840
                                                                                                      ------------
   HEALTH CARE (2.6%)
     Drugs (2.6%)
     4,000,000   Schering-Plough Corporation                                   3.922%   08/30/01         3,974,379
                                                                                                      ------------
   UTILITIES (6.9%)
     Electric Companies (3.9%)
     6,000,000   Potomac Electric Power Company                                4.063%   07/02/01         5,999,332
                                                                                                      ------------
     Natural Gas (3.0%)
     4,779,000   Nicor, Inc.                                                   3.643%   12/21/01         4,697,883
                                                                                                      ------------
                 Total commercial paper (cost: $130,013,265)                                           130,013,265
                                                                                                      ------------
U.S. GOVERNMENT OBLIGATIONS (7.4%)
     9,000,000   Federal Home Loan Mortgage Corporation                        4.038%    7/20/01         8,981,124
     2,500,000   Federal National Mortgage Association                         4.012%     8/9/01         2,489,327
                                                                                                      ------------
                 Total U.S. government obligations (cost: $11,470,451)                                  11,470,451
                                                                                                      ------------
SHARES
MONEY MARKET FUND (8.6%)

     5,702,639   Federated Investors Prime Obligation Fund,
                  current rate 4.170%                                                                    5,702,639
     7,516,897   Provident Institutional Fund-- Temp Fund Portfolio,
                  current rate 4.110%                                                                    7,516,897
       173,898   Wells Fargo & Company Cash Investment Fund,
                  current rate 4.190%                                                                      173,898
                                                                                                      ------------
                 Total short-term securities (cost: $13,393,434)                                        13,393,434
                                                                                                      ------------
                 Total investments in securities (cost: $154,877,150) (b)                             $154,877,150
                                                                                                      ============


NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at June 30, 2001.
(c) Commercial paper sold within terms of a private placement memorandum exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board of directors.


                              See accompanying notes to financial statements.

Asset Allocation Portfolio
Investments in Securities
JUNE 30, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)


                                             MARKET
SHARES                                      VALUE(a)
COMMON STOCK (68.3%)
   CAPITAL GOODS (6.9%)
     Electrical Equipment (5.7%)
   614,756   General Electric
              Company                     $ 29,969,355
    52,800   Solectron
              Corporation (b)                  966,240
                                          ------------
                                            30,935,595
                                          ------------
     Manufacturing (1.2%)
    11,800   St. Joe Company                   317,184
   113,296   Tyco International,
              Ltd. (c)                       6,174,632
                                          ------------
                                             6,491,816
                                          ------------
   COMMUNICATION SERVICES (2.7%)
     Cellular (.6%)
    81,800   Western Wireless
              Corporation (b)                3,517,400
                                          ------------
     Telecommunication (2.1%)
    33,300   Amdocs, Ltd. (b)(c)             1,793,205
   163,200   Qualcomm, Inc. (b)              9,543,936
                                          ------------
                                            11,337,141
                                          ------------
   CONSUMER CYCLICAL (5.9%)
     Building Materials (.1%)
     3,600   Centex Corporation                146,700
     5,500   Hovnanian Enterprises,
              Inc. (b)                          79,140
     3,000   Standard Pacific
              Corporation                       69,450
     5,000   Toll Brothers, Inc. (b)           196,550
                                          ------------
                                               491,840
                                          ------------
     Lodging -- Hotel (.1%)
    33,700   Extended Stay
              America, Inc. (b)                505,500
                                          ------------
     Retail (4.7%)
   104,200   Bed Bath & Beyond,
              Inc. (b)                       3,126,000
   107,700   Family Dollar Stores            2,760,351
   240,050   Home Depot, Inc.               11,174,328
    59,200   Kohls Corporation (b)           3,713,616
    95,200   Wal-Mart Stores, Inc            4,645,760
                                          ------------
                                            25,420,055
                                          ------------
     Service (1.0%)
    21,508   Omnicom Group                   1,849,688
    57,700   TMP Worldwide, Inc. (b)         3,410,647
                                          ------------
                                             5,260,335
                                          ------------
   CONSUMER STAPLES (4.3%)
     Beverage (.8%)
   101,900   Pepsico, Inc.                 $ 4,503,980
                                          ------------
     Broadcasting (.4%)
    52,300   Comcast
              Corporation (b)                2,269,820
                                          ------------
     Entertainment (.3%)
    35,200   Viacom, Inc. (b)                1,821,600
                                          ------------
     Food (.2%)
    11,100   Quaker Oats Company             1,012,875
                                          ------------
     Food & Health (1.1%)
   219,700   Sysco Corporation               5,964,855
                                          ------------
     Retail (.5%)
    55,684   Safeway, Inc. (b)               2,672,832
                                          ------------
     Service (1.0%)
    42,200   Automatic Data
              Processing, Inc                2,097,340
    65,000   Concord EFS, Inc. (b)           3,380,650
                                          ------------
                                             5,477,990
                                          ------------
   ENERGY (.1%)
     Oil & Gas (.1%)
     7,825   Veritas DGC, Inc. (b)             520,597
                                          ------------
   FINANCIAL (10.0%)
     Consumer Finance (4.8%)
   115,300   Capital One Financial
              Corporation                    6,918,000
    72,800   Household
              International, Inc             4,855,760
   118,200   SPDR Trust                     14,576,424
                                          ------------
                                            26,350,184
                                          ------------

     Investment Bankers/Brokers (.9%)
     1,388   Frontline Capital
              Group (b)                          2,082
    34,600   Goldman Sachs
              Group, Inc.                    2,968,680
    26,000   Morgan Stanley Dean
              Witter & Company               1,669,980
                                          ------------
                                             4,640,742
                                          ------------
     Investment Companies (.6%)
    66,200   SEI Investments
              Company                        3,137,880
                                          ------------
     Real Estate (.2%)
    34,000   Boardwalk Equities,
              Inc. (c)                         258,060


       See accompanying notes to investments in securities.


                                               MARKET
SHARES                                        VALUE(a)
FINANCIAL--CONTINUED
    33,800   Brookfield Properties
              Corporation (c)           $      645,918
                                        --------------
                                               903,978
                                        --------------
     Real Estate Investment Trust (3.5%)
    27,400   AMB Property
              Corporation                      705,824
    22,400   Apartment Investment &
              Management Company             1,079,680
    28,200   Archstone Communities
              Trust                            726,996
    19,000   Arden Realty, Inc.                507,300
     5,400   Avalonbay Communities,
              Inc.                             252,450
     9,400   Boston Properties, Inc.           384,460
    11,700   Brandywine Realty Trust           262,665
    13,100   BRE Properties, Inc.              396,930
    24,700   Cabot Industrial Trust            518,700
     9,400   Camden Property Trust.            344,980
     3,800   CBL & Associates
              Properties, Inc.                 116,622
    11,400   Chelsea Property
              Group, Inc.                      534,660
     7,300   Colonial Properties
              Trust.                           224,840
     6,600   Corporate Office
              Properties Trust                  66,000
    22,600   Developers Diversified
              Realty Corporation               415,388
    61,300   Equity Office Properties
              Trust                          1,938,919
     2,600   Essex Property Trust,
              Inc.                             128,830
    10,700   Felcor Suite Hotels, Inc.         250,380
    19,400   First Industrial Realty
              Trust                            622,934
    18,500   General Growth
              Properties, Inc                  711,510
     8,700   Glimcher Realty Trust             155,730
    17,700   Highwoods Properties,
              Inc.                             471,705
    11,300   Innkeepers USA Trust              135,374
    15,900   Kimco Realty
              Corporation                      752,865
     9,100   Liberty Property Trust            269,360
    14,100   Mack-Cali Realty
              Corporation                      401,568
     8,800   Meristar Hospitality
              Corporation                      209,000
   FINANCIAL--CONTINUED
    24,700   P.S. Business Parks,
              Inc.                           $ 691,600
    25,600   Prentiss Properties
              Trust.                           673,280
    51,900   ProLogis                        1,179,168
    21,700   Reckson Associates
              Realty Corporation               499,100
     5,079   Reckson Associates Realty
              Corporation, Class B             124,994
    25,000   Security Capital Industrial
              Trust (b)                        535,000
    15,400   Simon Property Group,
              Inc.                             461,538
     2,200   SL Green Realty
              Corporation                       66,682
    19,400   Starwood Hotels &
              Resorts Worldwide, Inc.          723,232
     9,800   Storage USA, Inc.                 352,800
    11,500   Trizec Hahn
              Corporation (c)                  209,185
    20,000   Vornado Realty Trust              780,800
                                        --------------
                                            18,883,049
                                        --------------
   HEALTH CARE (14.0%)
     Biotechnology (1.8%)
    81,300   Amgen, Inc. (b)                 4,933,284
    55,400   Genzyme
              Corporation (b)                3,379,400
    15,100   Protein Design Labs,
              Inc. (b)                       1,310,076
                                        --------------
                                             9,622,760
                                        --------------
     Drugs (11.3%)
   138,700   American Home Products
              Corporation                    8,105,628
   140,450   Cardinal Health, Inc.           9,691,050
   117,200   Eli Lilly & Company             8,672,800
    43,500   Merck & Company, Inc.           2,780,085
   738,225   Pfizer, Inc.                   29,565,911
    43,100   Teva Pharmaceutical
              Industries, Ltd. (c)           2,685,130
                                        --------------
                                            61,500,604
                                        --------------
     Health Care-- Diversified (.7%)
    80,100   Johnson & Johnson               4,005,000
                                        --------------
     Medical Products/Supplies (.2%)
    23,900   Medtronic, Inc.                 1,099,639
                                        --------------


     See accompanying notes to investments in securities.


                                            MARKET
 SHARES                                     VALUE(a)
TECHNOLOGY (22.1%)

     Communications Equipment (1.6%)
    49,000   Brocade Communication
              Systems, Inc. (b)         $    2,155,510
    56,400   Comverse Technology,
              Inc. (b)                       3,249,768
   247,700   McLeodUSA, Inc. (b)             1,136,943
   102,900   Nokia Oyj (c)                   2,267,916
                                        --------------
                                             8,810,137
                                        --------------
     Computer Hardware (3.4%)
   232,300   Dell Computer
              Corporation (b)                6,028,185
    57,700   International Business
              Machines Corporation           6,520,100
   362,100   Sun Microsystems,
              Inc. (b)                       5,692,212
                                        --------------
                                            18,240,497
                                        --------------
     Computer Networking (.9%)
   240,000   Cisco Systems, Inc. (b)         4,368,000
    47,300   Redback Networks,
              Inc. (b)                         421,916
                                        --------------
                                             4,789,916
                                        --------------
     Computer Peripherals (1.6%)
   281,600   EMC Corporation (b)             8,180,480
    26,000   Network Appliance,
              Inc. (b)                         356,200
                                        --------------
                                             8,536,680
                                        --------------
     Computer Services & Software (5.8%)
   457,850   AOL Time Warner,
              Inc. (b)                      24,266,050
    81,700   I2 Technologies, Inc. (b)       1,617,660
    93,700   Manugistics Group,
              Inc. (b)                       2,351,870
    64,627   McData Corporation (b)          1,134,204
   101,300   Oracle Systems (b)              1,924,700
                                        --------------
                                            31,294,484
                                        --------------
     Electrical Instruments (.4%)
   180,400   JDS Uniphase
              Corporation (b)                2,300,100
                                        --------------
     Electrical Semiconductor (4.6%)
   106,200   Analog Devices, Inc. (b)        4,593,150
    44,700   Applied Micro Circuits
              Corporation (b)                  768,840
   387,400   Intel Corporation              11,331,450
   269,200   Texas Instruments, Inc.         8,479,800
                                        --------------
                                            25,173,240
                                        --------------
   TECHNOLOGY--CONTINUED

     Electronics -- Computer Distribution (2.8%)
    83,000   Celestica, Inc. (b)(c)     $    4,274,500
   320,800   Flextronics International,
              Ltd. (b)(c)                    8,376,088
    98,500   Sanmina
              Corporation (b)                2,305,885
                                        --------------
                                            14,956,473
                                        --------------
     Equipment Semiconductor (.3%)
   122,520   Taiwan
              Semicondutor (b)(c)            1,861,079
                                        --------------
     Service -- Data Processing (.7%)
    12,900   Electronic Data Systems
              Corporation                      806,250
    47,400   Verisign, Inc. (b)              2,844,474
                                        --------------
                                             3,650,724
                                        --------------
   UTILITIES (2.3%)
     Electric Companies (.8%)
   106,700   AES Corporation (b)             4,593,435
                                        --------------
     Natural Gas (.3%)
    51,800   Williams Companies, Inc.        1,706,810
                                        --------------
     Power Products-- Industrial (1.2%)
    75,300   Calpine Corporation (b)         2,846,340
    59,000   Mirant Corporation (b)          2,029,600
    81,900   NRG Energy, Inc. (b)            1,808,352
                                        --------------
                                             6,684,292
                                        --------------
Total common stock
  (cost: $337,145,699)                     370,945,934
                                        --------------

         See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
LONG-TERM DEBT SECURITIES (27.6%)
   GOVERNMENT OBLIGATIONS (13.5%)

     Federal Home Loan Mortgage Corporation (FHLMC) (.1%)
  $    693,848                                                                 6.500%   12/01/23       $   763,535
                                                                                                       -----------
     Federal National Mortgage Association (FNMA) (5.2%)
       959,628                                                                 6.000%   10/01/15           960,248
       246,190                                                                 6.000%   07/01/16           246,315
       452,794                                                                 7.000%   01/01/31           451,362
     1,004,116                                                                 7.000%   06/01/31         1,004,959
     1,634,466                                                                 7.500%   12/01/30         1,644,821
     1,326,873                                                                 7.500%   04/01/31         1,322,079
       434,526                                                                 6.000%   04/01/29           450,231
     1,126,847                                                                 7.000%   10/01/29         1,147,181
     4,177,617                                                                 7.000%   07/15/05         4,227,036
     4,350,496                                                                 7.000%   03/15/10         4,652,820
       816,279                                                                 6.000%   01/01/29           840,310
     2,567,843                                                                 6.500%   10/01/28         2,508,942
     2,163,760                                                                 6.500%   02/01/29         2,122,155
     1,706,397                                                                 6.230%   01/01/08         1,703,693
     4,710,321                                                                 7.125%   02/15/05         4,725,384
                                                                                                       -----------
                                                                                                        28,007,536
                                                                                                       -----------
     Government National Mortgage Association (GNMA) (2.1%)
     1,497,949                                                                 6.000%   05/01/16         1,472,365
         4,733                                                                 7.000%   10/15/29             4,759
       243,210                                                                 7.000%   01/15/31           241,873
     1,259,639                                                                 7.000%   06/15/31         1,261,532
     2,316,175                                                                 7.500%   10/15/30         2,318,627
       512,291                                                                 7.500%   02/15/31           512,837
     1,149,342                                                                 6.500%   04/15/29         1,183,789
       655,102                                                                 7.000%   07/15/28           646,054
       498,533                                                                 6.500%   11/15/28           497,205
       732,477                                                                 6.000%   08/15/28           710,403
     2,365,781                                                                 7.000%   05/15/26         2,346,787
        16,992                                                                 7.500%   06/20/02            17,150
        10,954                                                                 7.500%   07/20/02            11,052
       234,165                                                                 7.500%   05/15/24           250,124
        45,168                                                                 7.500%   06/15/28            45,101
                                                                                                       -----------
                                                                                                        11,519,658
                                                                                                       -----------
     U.S. Treasury (5.8%)
     4,465,450   Bond                                                          5.250%   02/15/29         4,256,749
     2,369,786   Bond                                                          6.250%   05/15/30         2,333,032
    12,005,541   Note                                                          3.625%   01/15/08        11,951,912
     8,711,296   Note                                                          4.625%   02/28/03         8,707,289
     4,412,514   Note                                                          5.000%   02/15/11         4,366,404
                                                                                                       -----------
                                                                                                        31,615,386
                                                                                                       -----------


                See accompanying notes to investments in securities.


                                                                                                          MARKET
PRINCIPAL                                                                     COUPON    MATURITY         VALUE(a)
---------                                                                     ------    --------       -----------
OTHER GOVERNMENT OBLIGATIONS (.2%)

       148,750   Quebec Province of Canada                                     6.125%   01/22/11        $  144,781
       894,205   U.S. Department of Veteran Affairs                            8.293%   12/15/26           920,298
                                                                                                       ------------
                                                                                                         1,065,079
                                                                                                       ------------
   STATE AND LOCAL GOVERNMENT OBLIGATIONS (.1%)

       555,175   Wyoming Community Development Authority                       6.850%   06/01/10           573,272
                                                                                                       ------------
                 Total government obligations (cost: $73,477,229)                                       73,544,466
                                                                                                       ------------
   CORPORATE OBLIGATIONS (14.1%)
      BASIC MATERIALS (.9%)
      Agriculture Products (.5%)

     2,949,572   Archer-Daniels-Midland Company                                7.000%   02/01/31         2,949,783
                                                                                                       ------------
      Construction (.4%)
     2,399,167   Vulcan Materials, Inc.                                        6.400%   02/01/06         2,410,339
                                                                                                       ------------
      CAPITAL GOODS (.3%)
      Aerospace/Defense (.3%)
     1,748,388   United Technologies Corporation                               6.625%   11/15/04         1,807,613
                                                                                                       ------------
      COMMUNICATION SERVICES (.2%)
      Telecommunication (.2%)
     1,236,418   Worldcom, Inc.                                                7.500%   05/15/11         1,217,062
                                                                                                       ------------
      FINANCIAL (10.4%)
      Auto Finance (.7%)

     1,718,490   Ford Motor Credit Corporation                                 7.500%   03/15/05         1,816,047
     1,693,390   General Motors Acceptance Corporation                         6.750%   01/15/06         1,726,272
                                                                                                       ------------
                                                                                                         3,542,319
                                                                                                       ------------
      Banks (.9%)
     4,173,198   St. George Bank Capital Note 144A Issue (d)                   8.485%   12/29/49         3,623,705
     1,269,485   Wells Fargo Bank NA                                           7.550%   06/21/10         1,321,668
                                                                                                       ------------
                                                                                                         4,945,373
                                                                                                       ------------
      Commercial Mortgage-Backed Securities (3.5%)
             -   Asset Securitization Corporation (f)                          8.511%   08/13/29         1,893,346
     2,650,649   Chase Mortgage Finance Corporation                            6.750%   02/25/25         2,701,311
     1,688,270   CitiCorporation Mortgage Securities, Inc.                     6.500%   10/25/23         1,737,762
     2,902,084   First Union Corporation                                       6.650%   12/18/07         3,036,975
       988,845   Fortress CBO Investments, Ltd. 144A Issue (d)                 7.850%   07/25/38         1,005,640
     1,013,854   Nomura Asset Securities Corporation                           7.709%   04/13/36         1,045,788
     3,168,834   Park Avenue Finance Corporation 144A Issue (e)                7.580%   05/12/07         3,335,780
     3,786,921   Rosewood Care Centers Capital Funding                         7.250%   11/01/13         3,963,394
                                                                                                       ------------
                                                                                                        18,719,996
                                                                                                       ------------
      Consumer Finance (.4%)
     1,996,658   ERAC USA Finance Company 144A Issue (e)                       7.350%   06/15/08         1,981,894
                                                                                                       ------------
      Insurance (.7%)
       595,966   AXA Financial                                                 8.600%   12/15/30           604,192


                      See accompanying notes to investments in securities.


                                                                                                          MARKET
PRINCIPAL                                                                     COUPON    MATURITY         VALUE(a)
---------                                                                     ------    --------       -----------
FINANCIAL--CONTINUED

     2,996,573   Prudential Insurance Company of America
                  144A Issue (e)                                               6.600%   05/15/08    $    2,977,935
                                                                                                       ------------
                                                                                                         3,582,127
                                                                                                       ------------
      Investment Bankers/Brokers (.4%)
$    2,249,502   Morgan Stanley Dean Witter & Company                          6.750%   04/15/11         2,234,399
                                                                                                       ------------
      Mortgage Revenue Bonds (.2%)
       923,311   American Housing Trust                                        8.125%   06/25/18           946,838
                                                                                                       ------------
      Real Estate Investment Trust (.3%)
     1,487,072   Security Capital Industrial Trust                             7.500%   02/15/14         1,470,093
                                                                                                       ------------
      Whole Loan Mortgage-Backed (3.3%)
       502,156   Banco Hipotecario Nacional 144A Issue (d)                     7.916%   07/25/09           513,980
     2,713,011   Banco Hipotecario Nacional 144A Issue (d)                     8.000%   03/31/11         2,713,799
       989,918   GE Capital Mortgage Services, Inc.                            6.500%   04/25/13           982,661
       465,224   Mellon Residential Funding                                    6.750%   06/26/28           465,577
       775,389   Paine Webber Mortgage Acceptance Corporation                  6.939%   02/25/24           852,479
     2,545,828   Paine Webber Mortgage Acceptance Corporation                  7.000%   10/25/23         2,644,998
     4,012,886   Prudential Home Mortgage Securities                           6.500%   10/25/23         4,046,698
     2,278,991   Prudential Home Mortgage Securities 144A
                  Issue (e)                                                    6.798%   04/28/24         2,344,630
     3,088,516   Residential Funding Mortgage Securities                       7.000%   10/25/23         3,126,278
                                                                                                       ------------
                                                                                                        17,691,100
                                                                                                       ------------
      TRANSPORTATION (.4%)
      Airlines (.4%)

     2,000,000   American Airlines, Inc. 144A Issue (e)                        7.377%   05/23/19         2,020,872
                                                                                                       ------------
      UTILITIES (1.9%)
      Electric Companies (.6%)
     2,449,954   Georgia Power Company                                         5.500%   12/01/05         2,441,448
     1,008,731   Hydro-Quebec                                                  8.000%   02/01/13         1,058,918
                                                                                                       ------------
                                                                                                         3,500,366
                                                                                                       ------------
      Natural Gas (.9%)
     1,400,000   Dynegy, Inc. 144A Issue (e)                                   7.670%   11/08/16         1,390,284
     2,009,349   El Paso Energy Corporation                                    6.950%   12/15/07         1,979,666
     1,787,766   Enron Corporation                                             6.725%   11/17/08         1,717,487
                                                                                                       ------------
                                                                                                         5,087,437
                                                                                                       ------------
      Power Products-Industrial (.4%)
     2,243,738   Xcel Energy, Inc.                                             7.000%   12/01/10         2,257,146
                                                                                                       ------------
                 Total corporate obligations (cost: $75,740,484)                                        76,364,757
                                                                                                       ------------
                 Total long-term debt securities (cost: $149,217,713)                                  149,909,223
                                                                                                       ------------


                    See accompanying notes to investments in securities.

                                                                                                         MARKET
SHARES                                                                                                  VALUE(a)
------                                                                                                ------------
SHORT-TERM SECURITIES (3.6%)

    19,040,004   Federated Money Market Obligations Trust -- Prime Obligations Fund,
                  current rate 4.170%                                                                 $ 19,040,004
       297,715   Provident Institutional Fund -- Temp Fund Portfolio,
                  current rate 4.110%                                                                      297,715
       101,591   Wells Fargo & Company -- Cash Investment Fund,
                  current rate 4.190%                                                                      101,591
                                                                                                      ------------
                 Total short-term securities (cost: $19,439,310)                                        19,439,310
                                                                                                      ------------
                 Total investments in securities (cost: $505,802,722) (g)                             $540,294,467
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 5.3% of net assets in foreign securities as of June 30, 2001.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2001, which includes acquisition date and cost, is as follows:

                                                                                         ACQUISITION
     SECURITY                                                                               DATE           COST
     --------                                                                            -----------    ----------
     Banco Hipotecario Nacional 144A Issue*                                                various      $  484,348
     Banco Hipotecario Nacional 144A Issue*                                                7/12/00       2,680,764
     Fortress CBO Investments, Ltd. 144A Issue*                                            1/29/01         988,438
     St. George Bank Capital Note 144A Issue*                                              various       4,171,532
                                                                                                        ----------
                                                                                                        $8,325,082
                                                                                                        ==========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(g) At June 30, 2001 the cost of securities for federal income tax purposes was $515,760,621. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                     $58,468,371
     Gross unrealized depreciation                                                                     (33,934,525)
                                                                                                       -----------
     Net unrealized appreciation                                                                       $24,533,846
                                                                                                       ===========

                    See accompanying notes to investments in securities.

                                                   Mortgage Securities Portfolio
                                                       Investments in Securities
                                                                   JUNE 30, 2001
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                      COUPON   MATURITY       VALUE(a)
---------                                                                      ------   --------     -------------
LONG-TERM DEBT SECURITIES (96.0%)

   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (22.0%)
     Federal Home Loan Mortgage Corporation (FHLMC) (.7%)
$    1,159,596                                                                 6.500%   12/01/23     $   1,146,546
                                                                                                     -------------
   Federal National Mortgage Association (FNMA) (7.7%)
       261,417                                                                 6.500%   02/01/17           258,886
       796,223                                                                 6.500%   03/01/17           788,683
     1,293,624                                                                 6.500%   09/01/28         1,278,231
       705,083                                                                 6.500%   09/01/28           696,693
       772,764                                                                 6.500%   08/01/29           762,629
     1,529,150                                                                 7.000%   02/01/29         1,543,134
       497,647                                                                 7.000%   01/01/31           500,402
     3,042,057                                                                 7.000%   04/01/31         3,057,450
     1,999,999    (g)                                                          7.000%   05/01/31         2,010,119
       541,048                                                                 7.500%   12/01/30           552,365
     1,029,696                                                                 7.500%   04/01/31         1,050,653
       700,000                                                                 7.862%   12/25/15           633,754
         6,061                                                                 8.000%   05/01/22             6,355
                                                                                                     -------------
                                                                                                        13,139,354
                                                                                                     -------------
     Government National Mortgage Association (GNMA) (11.9%)
            --    (e)                                                          8.500%   07/16/40         1,342,251
       786,733                                                                 7.808%   10/20/25           771,667
       914,007                                                                 6.500%   03/15/29           905,100
     1,023,013                                                                 7.000%   03/15/29         1,032,795
       848,211                                                                 7.000%   04/15/29           856,321
     1,400,001                                                                 7.000%   09/15/29         1,413,388
       911,808                                                                 7.000%   01/15/30           920,388
     2,288,401                                                                 7.000%   11/15/30         2,309,935
       694,647                                                                 7.000%   12/15/30           701,184
       287,567                                                                 7.000%   01/15/31           290,249
       198,537                                                                 7.000%   03/15/31           200,388
     2,000,000    (g)                                                          7.000%   06/15/31         2,016,876
     1,500,000    (g)                                                          7.000%   06/15/31         1,512,657
     2,000,000                                                                 7.100%   07/13/30         2,010,846
     1,691,599                                                                 7.500%   09/15/29         1,737,119
     2,121,431                                                                 7.500%   12/15/29         2,178,519
        99,644                                                                 7.500%   05/15/31           102,212
         1,789                                                                 8.500%   03/15/22             1,902
                                                                                                     -------------
                                                                                                        20,303,797
                                                                                                     -------------
     Other Agency Obligations (1.0%)
     1,610,000   Pleasant Hill California                                      7.950%   09/20/15         1,696,795
                                                                                                     -------------
     Vendee Mortgage Trust (.7%)
     1,096,965   Vendee Mortgage Trust Participation Certificates (b)          7.793%   02/15/25         1,145,884
                                                                                                     -------------
                 Total U.S. government and agencies obligations (cost: $36,911,959)                     37,432,376
                                                                                                     -------------
   CORPORATE OBLIGATIONS (.6%)

     1,000,000   Security Capital Industrial Trust                             7.500%   02/15/14           980,062
                                                                                                     -------------
                 Total corporate obligations (cost: $991,382)                                              980,062
                                                                                                     -------------

                      See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                      COUPON   MATURITY       VALUE(a)
---------                                                                      ------   --------     -------------
OTHER MORTGAGE-BACKED SECURITIES (73.4%)

     Non-Agency Commercial Mortgage-Backed Securities (19.3%)
$            -   Asset Securitization Corporation (e)                          8.470%   08/13/29     $   1,860,824
             -   Asset Securitization Corporation 144A Issue (d)(e)            8.230%   10/13/26           973,382
             -   Asset Securitization Corporation 144A Issue (d)(e)            8.470%   08/13/29         1,672,814
     1,166,000   Covenant Retirement Community                                 6.750%   06/01/04         1,166,000
     2,250,000   Covenant Retirement Community                                 7.000%   06/01/06         2,237,794
     4,836,000   FFCA Secured Lending Corporation 144A Issue (d)               8.910%   06/25/14         4,885,434
     4,150,000   Fortress CBO Investments I, Limited
                  144A Issue (c)(f)                                            7.850%   07/25/38         4,173,406
     1,669,695   GMAC Commercial Mortgage Securities                           5.940%   12/15/03         1,598,733
     3,250,000   Nomura Asset Securites Corporation                            7.428%   04/13/36         3,398,811
     5,350,000   Park Avenue Finance Corporation 144A Issue (d)                7.680%   05/12/07         5,596,127
     3,393,379   Securitized Asset Sales, Inc. 144A Issue (d)                  6.808%   11/28/23         3,296,804
     2,000,000   Team Fleet Financing 144A Issue (d)                           7.800%   05/15/03         1,967,294
                                                                                                     -------------
                                                                                                        32,827,423
                                                                                                     -------------
     Non-Agency Prime Residential Mortgage-Backed Securities (50.7%)
     2,915,916   Bear Stearns Mortgage Securities, Inc.                        6.750%   04/30/30         2,856,519
     1,213,332   Bear Stearns Mortgage Securities, Inc.                        8.000%   11/25/29         1,209,073
     3,063,409   Bear Stearns Structured Products, Inc.
                  144A Issue (d)                                               6.346%   11/30/13         2,978,767
       532,073   Chase Mortgage Finance Corporation                            6.500%   09/25/13           527,572
     2,582,337   Chase Mortgage Finance Corporation                            6.750%   03/25/25         2,521,058
     1,002,571   Chase Mortgage Finance Corporation                            6.970%   08/28/24           974,911
     2,555,368   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.634%   03/28/25         2,532,318
     1,419,649   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.634%   03/28/25         1,406,844
     1,124,251   Chase Mortgage Finance Corporation
                  144A Issue (d)                                               6.634%   03/28/25         1,091,153
       889,311   Chemical Mortgage Securities                                  7.250%   01/25/26           869,274
     2,184,386   CitiCorporation Mortgage Securities, Inc.                     6.750%   08/25/28         2,040,107
     1,160,917   Countrywide Funding Corporation                               6.625%   02/25/24         1,135,958
     1,232,164   Countrywide Funding Corporation                               6.625%   02/25/24         1,174,191
     1,777,544   Countrywide Funding Corporation                               7.000%   06/25/24         1,741,655
     1,928,127   Countrywide Funding Corporation                               7.250%   02/25/28         1,924,251
       673,807   Countrywide Home Loans 144A Issue (d)                         7.500%   03/25/27           635,380
     4,000,000   CSFB Finance Company 144A Issue (c)                          10.000%   11/15/05         3,797,500
     1,500,000   CSFB Mortgage Securities                                      6.847%   12/21/27         1,543,070
       834,490   CSFB Mortgage Securities 144A Issue (d)                       7.748%   05/30/23           791,722
     1,090,694   DLJ Mortgage Acceptance Corporation
                  144A Issue (c)                                               6.838%   09/29/23         1,066,786
       738,707   FBS Mortgage Corporation                                      7.280%   06/25/23           725,041
     1,200,000   First Boston Mortgage Securities Corporation                  7.580%   09/25/06         1,231,812
       785,966   First Union Corporation                                      6.977%    09/25/26           783,120
     2,367,904   GE Capital Mortgage Services 144A Issue (d)                   6.500%   04/25/24         2,319,268
     1,146,635   GE Capital Mortgage Services, Inc.                            6.500%   01/25/24         1,022,764
     1,740,094   GE Capital Mortgage Services, Inc.                            7.000%   03/25/26         1,745,871
       785,368   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.000%   10/25/08           783,994
       806,210   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.000%   11/25/08           811,611

                      See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                      COUPON   MATURITY       VALUE(a)
---------                                                                      ------   --------     -------------
OTHER MORTGAGE-BACKED SECURITIES--CONTINUED

$      979,079   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   09/25/23     $     959,253
     1,882,467   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   04/25/24         1,873,074
     1,639,736   GE Capital Mortgage Services, Inc. 144A Issue (d)             6.500%   05/25/24         1,566,014
     1,154,812   Housing Securities, Inc.                                      7.000%   06/25/23         1,156,129
     1,043,389   International Capital Markets 144A Issue (c)                  8.250%   09/01/15         1,043,389
     1,306,152   Lehman Structured Securities 144A Issue (d)                   6.562%   04/28/24         1,282,733
     1,817,827   Metropolitan Asset Funding 144A Issue (d)                     6.980%   05/20/12         1,829,206
     1,809,398   Metropolitan Asset Funding 144A Issue (d)                     7.130%   06/20/12         1,813,614
     2,991,111   Morgan Stanley Capital Markets 144A Issue (d)                 6.963%   06/29/26         2,939,963
     1,935,757   Morgan Stanley Capital Markets 144A Issue (d)                 6.963%   06/29/26         1,854,630
       706,675   Norwest Asset Securities Corporation                          7.000%   09/25/11           703,368
     1,987,644   Paine Webber Mortgage Acceptance Corporation                  6.460%   04/29/24         1,912,830
     1,849,557   Paine Webber Mortgage Acceptance Corporation                  6.460%   04/29/24         1,718,719
     1,274,404   Paine Webber Mortgage Acceptance Corporation                  6.750%   01/25/24         1,257,607
       501,438   Paine Webber Mortgage Acceptance Corporation                  8.125%   07/25/09           511,517
     3,300,000   Paine Webber Mortgage Acceptance Corporation
                  144A Issue (d)                                               7.655%   01/02/12         3,366,033
     1,573,925   Prudential Home Mortgage                                      6.050%   04/25/24         1,525,700
     3,467,296   Prudential Home Mortgage                                      6.500%   10/25/23         3,480,160
       215,895   Prudential Home Mortgage                                      8.000%   09/25/22           221,723
       688,828   Prudential Home Mortgage 144A Issue (d)                       7.900%   04/28/22           688,932
     2,069,397   Prudential Home Mortgage 144A Issue (d)                       7.900%   04/28/22         2,117,449
     1,047,263   Prudential Home Mortgage 144A Issue (d)                       8.000%   06/25/22         1,070,418
       997,843   Prudential Home Mortgage Securities
                  144A Issue (c)                                               6.310%   08/28/09           995,089
       854,226   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.250%   09/25/25           805,911
     1,308,445   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.335%   09/28/24         1,235,539
       192,912   Prudential Home Mortgage Securities
                  144A Issue (d)                                               7.500%   08/25/07           197,177
     1,245,776   Prudential Home Mortgage Security Company                     6.500%   02/25/24         1,223,713
       738,900   Prudential Home Mortgage Security Company                     6.500%   04/25/26           705,702
       840,269   Residential Funding Mortgage Securities                       6.500%   12/25/12           835,883
     2,718,202   Residential Funding Mortgage Securities                       7.000%   09/25/23         2,722,144
       387,600   Wyoming Community Development Authority                       6.850%   06/01/10           389,825
                                                                                                     -------------
                                                                                                        86,245,034
                                                                                                     -------------
     Non-Agency Sub-Prime Residential Mortgage-Backed Securities (3.4%)
     2,000,237   Banco Hipotecario Nacional 144A Issue (c)(f)                  7.540%   05/31/17         1,875,642
     1,649,024   Banco Hipotecario Nacional 144A Issue (c)(f)                  7.916%   07/25/09         1,588,043
       299,687   Black Diamond Mortgage Trust 144A Issue (d)                   6.755%   01/29/13           293,441
     1,337,493   Black Diamond Mortgage Trust 144A Issue (c)                   6.755%   01/29/13         1,302,758
       734,154   Black Diamond Mortgage Trust 144A Issue (c)                   6.755%   01/29/13           696,220
                                                                                                     -------------
                                                                                                         5,756,104
                                                                                                     -------------
                 Total other mortgage-backed securities (cost: $120,802,385)                           124,828,561
                                                                                                     -------------
                 Total long-term debt securities (cost: $158,705,726)                                  163,240,999
                                                                                                     -------------

                      See accompanying notes to investments in securities.

                                                                                                         MARKET
SHARES                                                                                                  VALUE(a)
------                                                                                                ------------
SHORT-TERM SECURITIES (6.0%)

     4,600,000   Federated Money Market Obligations Trust Prime Obligation Fund,
                  current rate 4.170%                                                                 $  4,600,000
     5,507,173   Provident Institutional Fund -- TempFund Portfolio,
                  current rate 4.110%                                                                    5,507,173
                                                                                                      ------------
                 Total short-term securities (cost: $10,107,173)                                        10,107,173
                                                                                                      ------------
                 Total investments in securities (cost: $168,812,899) (h)                             $173,348,172
                                                                                                      ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at June 30, 2001.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2001, which includes acquisition date and cost, is as follows:

                                                                                         ACQUISITION
    SECURITY:                                                                               DATE          COST
    ---------                                                                            -----------  ------------
    Banco Hipotecario Nacional 144A Issue*                                                 various    $  1,805,085
    Banco Hipotecario Nacional 144A Issue*                                                 various       1,457,626
    Black Diamond Mortgage Trust 144A Issue*                                               various         578,376
    Black Diamond Mortgage Trust 144A Issue*                                               03/1/00       1,226,313
    CSFB Finance Company 144A Issue*                                                      06/28/95       3,891,875
    DLJ Mortgage Acceptance Corporation 144A Issue*                                       09/06/00       1,017,669
    Fortress CBO Investments I, Limited 144A Issue*                                        various       3,798,828
    International Capital Markets 144A Issue*                                              various       1,012,279
    Prudential Home Mortgage Securities 144A Issue*                                       08/02/99         930,528
                                                                                                     -------------
                                                                                                       $15,718,579
                                                                                                     =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(d) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(f) The Portfolio held 4.5% of net assets in foreign securities at June 30, 2001.
(g) At June 30, 2001 the total cost of investments issued on a when-issued or forward commitment basis is $5,582,598.
(h) At June 30, 2001 the cost of securities for federal income tax purposes was $168,929,190. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $5,093,282
     Gross unrealized depreciation                                                                        (674,300)
                                                                                                        ----------
     Net unrealized appreciation                                                                        $4,418,982
                                                                                                        ==========

                      See accompanying notes to investments in securities.

                               Index 500 Portfolio
                            Investments in Securities
                                  JUNE 30, 2001
                                   (UNAUDITED)
  (Percentages of each investment category relate to total net assets.)


                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                  ------------
COMMON STOCK (98.7%)
   BASIC MATERIALS (3.5%)
     Agriculture Products (.1%)
    31,377   Archer-Daniels-Midland
              Company                                                   $    407,902
                                                                        ------------
     Aluminum (.4%)
    15,891   Alcan Aluminum,
              Ltd. (c)                                                       667,740
    42,856   Alcoa, Inc.                                                   1,688,526
                                                                        ------------
                                                                           2,356,266
                                                                        ------------
     Chemicals (1.8%)
    11,278   Air Products &
              Chemicals, Inc.                                                515,968
    44,517   Dow Chemical
              Company                                                      1,480,190
    51,636   E.I. DuPont de Nemours &
              Company                                                      2,490,921
     3,853   Eastman Chemical
              Company                                                        183,518
     6,373   Ecolab, Inc.                                                    261,102
     6,492   Engelhard Corporation                                           167,429
     1,600   FMC Corporation (b)                                             109,696
     2,500   Great Lakes Chemical
              Corporation                                                     77,125
     5,278   Hercules, Inc.                                                   59,641
     4,705   International Flavors &
              Fragrances, Inc.                                               118,237
    64,545   Pharmacia Corporation                                         2,965,843
     8,321   PPG Industries, Inc.                                            437,435
     7,975   Praxair, Inc.                                                   374,825
    10,899   Rohm & Haas Company                                             358,577
     3,738   Sigma-Aldrich
              Corporation                                                    144,362
                                                                        ------------
                                                                           9,744,869
                                                                        ------------
     Construction (.1%)
     5,055   Vulcan Materials
              Company                                                        271,706
                                                                        ------------
     Iron and Steel (.1%)
     3,954   Allegheny Technologies,
              Inc.                                                            71,528
     3,865   Nucor Corporation                                               188,960
     4,343   USX - U.S. Steel Group                                           87,511
     4,192   Worthington
              Industries, Inc.                                                57,011
                                                                        ------------
                                                                             405,010
                                                                        ------------
    Mining (.2%)
    19,615   Barrick Gold
              Corporation (c)                                                297,167
     7,146   Freeport - McMoRan
              Copper & Gold,
              Inc. (b)                                                        78,963
    13,073   Homestake Mining
              Company                                                        101,316
     8,996   Inco, Ltd. (b)(c)                                               155,271
     9,705   Newmont Mining
              Corporation                                                    180,610
     3,941   Phelps Dodge
              Corporation                                                    163,551
    16,195   Placer Dome, Inc. (c)                                           158,711
                                                                        ------------
                                                                           1,135,589
                                                                        ------------
     Paper and Forest (.8%)
     2,630   Bemis Company, Inc.                                             105,647
     2,883   Boise Cascade
              Corporation                                                    101,395
    11,249   Georgia-Pacific
              Corporation                                                    380,779
    24,010   International Paper
              Company                                                        857,157
    26,420   Kimberly-Clark
              Corporation                                                  1,476,878
     5,115   Louisiana-Pacific
              Corporation                                                     59,999
     4,857   Mead Corporation                                                131,819
     1,411   Potlatch Corporation                                             48,553
     2,502   Temple Inland, Inc.                                             133,332
     4,939   Westvaco Corporation                                            119,968
    10,658   Weyerhaeuser
              Company                                                        585,870
     5,461   Willamette Industries,
              Inc.                                                           270,319
                                                                        ------------
                                                                           4,271,716
                                                                        ------------
   CAPITAL GOODS (9.3%)
     Aerospace/Defense (1.3%)
    43,314   Boeing Company                                                2,408,258
     9,977   General Dynamics
              Corporation                                                    776,310
     5,098   Goodrich Corporation                                            193,622
    21,564   Lockheed Martin
              Corporation                                                    798,946
     4,227   Northrop Grumman
              Corporation                                                    338,583
    17,648   Raytheon Company                                                468,554
     9,086   Rockwell International
              Corporation                                                    346,358
     7,001   Textron, Inc.                                                   385,335

              See accompanying notes to investments in securities.

                                                                           MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
   CAPITAL GOODS--CONTINUED
    23,379   United Technologies
              Corporation                                               $  1,712,746
                                                                        ------------
                                                                           7,428,712
                                                                        ------------
     Auto (.2%)
     7,301   Dana Corporation                                                170,405
    27,704   Delphi Automotive
             Systems Corporation                                             441,325
     3,404   Eaton Corporation                                               238,620
     6,225   TRW, Inc.                                                       255,225
     6,454   Visteon Corporation                                             118,624
                                                                        ------------
                                                                           1,224,199
                                                                        ------------
     Containers-- Metal/Glass ( -- )
     1,375   Ball Corporation                                                 65,395
                                                                        ------------
     Electrical Equipment (5.1%)
     9,648   American Power
              Conversion
              Corporation (b)                                                151,956
     4,615   Cooper Industries, Inc.                                         182,708
    21,311   Emerson Electric
              Company                                                      1,289,315
   493,027   General Electric
              Company                                                     24,035,066
    40,181   Honeywell International,
              Inc.                                                         1,405,933
     9,689   Molex, Inc.                                                     353,939
    32,434   Solectron
              Corporation (b)                                                593,542
     9,011   Thermo Electron
              Corporation (b)                                                198,422
                                                                        ------------
                                                                          28,210,881
                                                                        ------------
     Engineering/Construction (.2%)
    17,074   Caterpillar, Inc.                                               854,554
                                                                        ------------
     Machinery (.2%)
    11,644   Deere & Company                                                 440,725
    10,067   Dover Corporation                                               379,023
     7,935   Ingersoll Rand
              Company                                                        326,922
                                                                        ------------
                                                                           1,146,670
                                                                        ------------
     Manufacturing (1.8%)
     5,464   Avery Dennison
              Corporation                                                    278,937
    15,107   Illinois Tool Works, Inc.                                       956,273
     4,401   ITT Industries, Inc.                                            194,744
     4,360   Johnson Controls, Inc.                                          315,969
     2,363   Millipore Corporation                                           146,459
    19,677   Minnesota Mining and
              Manufacturing
              Company                                                      2,245,146
     2,043   National Service
              Industries, Inc.                                                46,111
     5,830   Parker Hannifin
              Corporation                                                    247,425
     4,188   Sealed Air
              Corporation (b)                                                156,003
    96,322   Tyco International,
              Ltd. (c)                                                     5,249,549
                                                                        ------------
                                                                           9,836,616
                                                                        ------------
     Metal Fabrication ( -- )
     2,925   Timken Company                                                   49,549
                                                                        ------------
     Office Equipment (.2%)
     6,364   Lexmark International
              Group, Inc. (b)                                                427,979
    12,253   Pitney Bowes, Inc.                                              516,096
                                                                        ------------
                                                                             944,075
                                                                        ------------
     Trucks and Parts (.1%)
     2,061   Cummins Engine
              Company, Inc.                                                   79,761
     2,967   Navistar International
              Corporation (b)                                                 83,462
     3,788   Paccar, Inc.                                                    194,779
                                                                        ------------
                                                                             358,002
                                                                        ------------
     Waste Management (.2%)
     9,752   Allied Waste Industries,
              Inc. (b)                                                       182,167
    31,056   Waste Management,
              Inc.                                                           957,146
                                                                        ------------
                                                                           1,139,313
                                                                        ------------
   COMMUNICATION SERVICES (5.9%)
     Cellular (.2%)
    14,167   Citizens Communication
              Company (b)                                                    170,429
    37,984   Nextel Communications,
              Inc. (b)                                                       664,720
                                                                        ------------
                                                                             835,149
                                                                        ------------
     Telecommunication (1.6%)
    37,599   Qualcomm, Inc. (b)                                            2,198,790
    82,419   Qwest Communications
              International, Inc.                                          2,626,694
    43,923   Sprint Corporation                                              938,195

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
---------                                                               ------------
  COMMUNICATION SERVICES--CONTINUED
    46,521   Sprint Corporation
              PCS (b)                                                   $  1,123,482
   143,489   Worldcom, Inc.--
              Worldcom Group (b)                                           2,146,595
                                                                        ------------
                                                                           9,033,756
                                                                        ------------
     Telephone (4.1%)
    15,550   Alltel Corporation                                              952,593
   171,293   AT&T Corporation--
              Liberty Media
              Corporation                                                  3,768,445
    92,846   Bellsouth Corporation                                         3,738,908
     6,941   CenturyTel, Inc.                                                210,312
    43,990   Global Crossing,
              Ltd. (b)(c)                                                    380,074
   167,321   SBC Communications,
              Inc.                                                         6,702,879
   134,056   Verizon Communications
              Inc.                                                         7,171,996
                                                                        ------------
                                                                          22,925,207
                                                                        ------------
   CONSUMER CYCLICAL (8.5%)
     Auto (1.0%)
     3,531   Cooper Tire & Rubber
              Company                                                         50,140
     7,102   Danaher Corporation                                             397,712
    90,860   Ford Motor Company                                            2,230,613
    27,237   General Motors
              Corporation                                                  1,752,701
     7,887   Goodyear Tire & Rubber
              Company                                                        220,836
    15,052   Harley-Davidson, Inc.                                           708,648
     2,850   Snap-On, Inc.                                                    68,856
                                                                        ------------
                                                                           5,429,506
                                                                        ------------
     Building Materials (.2%)
     2,899   Centex Corporation                                              118,134
     2,925   Crane Company                                                    90,675
     2,146   Kaufman and Broad
              Home Corporation                                                64,745
    22,832   Masco Corporation                                               569,887
     2,057   Pulte Corporation                                                87,690
                                                                        ------------
                                                                             931,131
                                                                        ------------
     Distribution Durables ( -- )
     8,466   Genuine Parts
              Company                                                        266,679
                                                                        ------------
     Hardware and Tools (.1%)
     4,034   Black & Decker
              Corporation                                                    159,182
     4,267   The Stanley Works                                               178,659
                                                                        ------------
                                                                             337,841
                                                                        ------------
     Houseware (.2%)
    46,181   Corning, Inc.                                                   771,685
     9,719   Leggett & Platt, Inc.                                           214,110
     3,807   Maytag Corporation                                              111,393
     3,331   Whirlpool Corporation                                           208,187
                                                                        ------------
                                                                           1,305,375
                                                                        ------------
     Leisure (.1%)
     4,273   Brunswick Corporation                                           102,680
     8,526   Hasbro, Inc.                                                    123,201
    21,392   Mattel, Inc.                                                    404,737
                                                                        ------------
                                                                             630,618
                                                                        ------------
     Lodging-- Hotel (.1%)
    18,240   Hilton Hotels
              Corporation                                                    211,584
    12,104   Marriott International,
              Inc.                                                           573,003
                                                                        ------------
                                                                             784,587
                                                                        ------------
     Photography/Imagery (.1%)
    14,401   Eastman Kodak
              Company                                                        672,239
                                                                        ------------
     Publishing (.6%)
     4,281   Dow Jones and
              Company, Inc.                                                  255,619
    13,198   Gannett Company, Inc.                                           869,748
     3,690   Knight-Ridder, Inc.                                             218,817
     9,682   McGraw-Hill
              Companies, Inc.                                                640,464
     2,484   Meredith Corporation                                             88,952
     5,828   RR Donnelly & Sons
              Company                                                        173,092
     7,906   The New York Times
              Company                                                        332,052
    14,817   Tribune Company                                                 592,828
                                                                        ------------
                                                                           3,171,572
                                                                        ------------
     Retail (5.3%)
     3,083   American Greetings
              Corporation                                                     33,913
     5,505   Autozone, Inc. (b)                                              206,437
    14,331   Bed Bath & Beyond,
              Inc. (b)                                                       429,930

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
    CONSUMER CYCLICAL--CONTINUED
    10,396   Best Buy Company,
              Inc. (b)                                                  $    660,354
     5,624   Big Lots, Inc. (b)                                               76,936
    10,328   Circuit City Stores, Inc.                                       185,904
    22,357   Costco Wholesale
              Corporation (b)                                                918,426
     4,200   Dillards, Inc.                                                   64,134
    16,392   Dollar General
              Corporation                                                    319,644
     9,839   Federated Department
              Stores (b)                                                     418,157
    42,674   Gap, Inc.                                                     1,237,546
   115,685   Home Depot, Inc.                                              5,385,137
    13,019   JC Penney Company
              Inc.                                                           343,181
    24,325   K Mart Corporation (b)                                          279,008
    16,576   Kohl's Corporation (b)                                        1,039,812
    21,104   Limited, Inc.                                                   348,638
    19,118   Lowe's Companies, Inc.                                        1,387,011
    14,791   May Department
              Stores Company                                                 506,740
    13,494   Nike, Inc.                                                      566,613
     6,598   Nordstrom, Inc.                                                 122,393
    14,774   Office Depot, Inc. (b)                                          153,354
     9,205   RadioShack Corporation                                          280,752
     2,864   Reebok International,
              Ltd. (b)                                                        91,505
    16,311   Sears, Roebuck &
              Company                                                        690,118
    22,654   Staples, Inc. (b)                                               362,237
    44,639   Target Corporation                                            1,544,509
     7,778   The Sherwin-Williams
              Company                                                        172,672
     7,202   Tiffany & Company                                               260,856
    13,880   TJX Companies, Inc.                                             442,356
     9,769   Toys R Us, Inc. (b)                                             241,783
   221,961   Wal-Mart Stores, Inc.                                        10,831,697
                                                                        ------------
                                                                          29,601,753
                                                                        ------------
     Service (.7%)
    42,292   Cendant
              Corporation (b)                                                824,694
     8,443   Convergys
              Corporation (b)                                                255,401
     3,935   Fluor Corporation (b)                                           177,665
     5,846   Harrah's
              Entertainment (b)                                              206,364
    18,569   Interpublic Group
              Companies, Inc.                                                545,000
     9,197   Omnicom Group, Inc.                                             790,942
     5,789   Quintiles Transnational
              Corporation (b)                                                146,172
     8,695   Robert Half
              International, Inc. (b)                                        216,419
     6,586   Sabre Holdings
              Corporation                                                    329,300
     5,292   TMP Worldwide,
              Inc. (b)                                                       312,810
                                                                        ------------
                                                                           3,804,767
                                                                        ------------
     Textiles (.1%)
     2,569   Liz Clairborne, Inc.                                            129,606
     5,560   V.F. Corporation                                                202,273
                                                                        ------------
                                                                             331,879
                                                                        ------------
   CONSUMER STAPLES (10.6%)
     Beverage (2.1%)
     1,824   Adolph Coors Company                                             91,528
    44,564   Anheuser-Busch
              Companies, Inc.                                              1,836,037
     3,375   Brown-Forman
              Corporation (c)                                                215,797
    20,865   Coca-Cola Enterprises,
              Inc.                                                           341,143
    72,489   PepsiCo, Inc.                                                 3,204,014
   123,632   The Coca-Cola
              Company                                                      5,563,440
     7,140   The Pepsi Bottling
              Group, Inc.                                                    286,314
                                                                        ------------
                                                                          11,538,273
                                                                        ------------
     Broadcasting (.8%)
    29,170   Clear Channel
              Communications (b)                                           1,828,959
    46,920   Comcast
              Corporation (b)                                              2,036,328
    10,347   Univision Communications,
              Inc. (b)                                                       442,645
                                                                        ------------
                                                                           4,307,932
                                                                        ------------
     Entertainment (1.5%)
    29,043   Carnival Corporation                                            891,620
   103,769   The Walt Disney
              Company                                                      2,997,886
    88,378   Viacom, Inc. (b)                                              4,573,562
                                                                        ------------
                                                                           8,463,068
                                                                        ------------
     Food (1.3%)
    20,273   Campbell Soup
              Company                                                        522,030
    26,663   Conagra, Inc.                                                   528,194

              See accompanying notes to investments in securities.

                                                                           MARKET
SHARES                                                                    VALUE(a)
----------                                                              ------------
    CONSUMER STAPLES--CONTINUED
    14,104   General Mills, Inc.                                        $    617,473
    17,262   H.J. Heinz Company                                              705,843
     6,814   Hershey Foods
              Corporation                                                    420,492
    20,148   Kellogg Company                                                 584,292
     6,596   Quaker Oats Company                                             601,885
    15,375   Ralston-Ralston Purina
              Group                                                          461,557
    39,033   Sara Lee Corporation                                            739,285
    28,391   Unilever NV (c)                                               1,691,252
    11,215   Wm. Wrigley Jr.
              Company                                                        525,423
                                                                        ------------
                                                                           7,397,726
                                                                        ------------
     Food & Health (.2%)
    33,392   SYSCO Corporation                                               906,593
                                                                        ------------
     Household Products (1.5%)
    11,693   Clorox Company                                                  395,808
    27,857   Colgate-Palmolive
              Company                                                      1,643,284
    52,133   Gillette Company                                              1,511,336
    13,241   Newell Rubbermaid,
              Inc.                                                           332,349
     7,810   Pactiv Corporation (b)                                          104,654
    64,566   Procter & Gamble
              Company                                                      4,119,311
     2,809   Tupperware
              Corporation                                                     65,815
                                                                        ------------
                                                                           8,172,557
                                                                        ------------
     Personal Care (.1%)
     2,800   Alberto-Culver Company                                          117,712
    11,810   Avon Products                                                   546,567
                                                                        ------------
                                                                             664,279
                                                                        ------------
     Restaurants (.5%)
     5,807   Darden Restaurants,
              Inc.                                                           162,015
    64,049   McDonalds
              Corporation                                                  1,733,166
    18,875   Starbucks
              Corporation (b)                                                434,125
     7,322   Tricon Global
              Restaurants, Inc. (b)                                          321,436
     5,595   Wendy's International,
              Inc.                                                           142,896
                                                                        ------------
                                                                           2,793,638
                                                                        ------------
     Retail (1.0%)
    20,108   Albertson's, Inc.                                               603,039
    19,560   CVS Corporation                                                 755,016
    40,253   Kroger Company (b)                                            1,006,325
    25,093   Safeway, Inc. (b)                                             1,204,464
     6,524   Supervalu, Inc.                                                 114,496
    50,643   Walgreen Company                                              1,729,458
     6,986   Winn-Dixie Stores, Inc.                                         182,544
                                                                        ------------
                                                                           5,595,342
                                                                        ------------
     Service (.5%)
    30,994   Automatic Data
              Processing, Inc.                                             1,540,402
     8,354   Cintas Corporation                                              386,372
    11,983   Concord EFS, Inc. (b)                                           623,236
     3,432   Deluxe Corporation                                               99,185
                                                                        ------------
                                                                           2,649,195
                                                                        ------------
     Tobacco (1.1%)
     7,562   Fortune Brands, Inc.                                            290,078
   109,231   Philip Morris
              Companies, Inc.                                              5,543,473
     8,055   UST, Inc.                                                       232,467
                                                                        ------------
                                                                           6,066,018
                                                                        ------------
   ENERGY (6.7%)
     Oil (4.9%)
     4,413   Amerada Hess
              Corporation                                                    356,570
    30,580   Chevron Corporation                                           2,767,490
    30,954   Conoco, Inc.                                                    894,571
     6,425   Devon Energy
              Corporation                                                    337,312
   171,294   Exxon Mobil
              Corporation                                                 14,962,529
    18,394   Occidental Petroleum
              Corporation                                                    489,096
     7,679   Phillips Petroleum
              Company                                                        437,703
   106,252   Royal Dutch Petroleum
              Company (c)                                                  6,191,304
    12,062   Unocal Corporation                                              411,917
    15,320   USX-Marathon Group                                              452,093
                                                                        ------------
                                                                          27,300,585
                                                                        ------------
     Oil & Gas (1.8%)
    12,454   Anadarko Petroleum
              Corporation                                                    672,890
     6,283   Apache Corporation                                              318,862
     3,507   Ashland, Inc.                                                   140,631
    16,665   Baker Hughes, Inc.                                              558,277
    10,501   Burlington Resources,
              Inc.                                                           419,515

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                   VALUE(a)
------                                                                   --------
ENERGY--CONTINUED
     5,750   EOG Resources, Inc.                                        $    204,412
    21,303   Halliburton Company                                             758,387
     4,774    Kerr-McGee
              Corporation                                                    316,373
     3,037   McDermott
              International, Inc.                                             35,381
     7,256   Nabors Industries,
              Inc. (b)                                                       269,923
     6,635   Noble Drilling
              Corporation (b)                                                217,296
     4,624   Rowan Companies,
              Inc. (b)                                                       102,190
    28,439   Schlumberger, Ltd.                                            1,497,313
     4,200   Sunoco, Inc.                                                    153,846
    29,014   Texaco, Inc.                                                  1,932,332
    13,915   Tosco Corporation                                               612,956
    15,835   Transocean Offshore,
              Inc.                                                           653,194
    19,732   Veritas DGC, Inc. (b)                                         1,312,770
                                                                        ------------
                                                                          10,176,548
                                                                        ------------
   FINANCIAL (18.1%)
     Auto Finance (.4%)
    53,622   Fleet Boston Financial
              Corporation                                                  2,115,388
                                                                        ------------
     Banks (5.9%)
    18,388   AmSouth
              Bancorporation                                                 339,994
    79,441   Bank of America
              Corporation                                                  4,768,816
    58,091   Bank One Corporation                                          2,079,658
    20,220   BB&T Corporation                                                742,074
     8,847   Comerica Incorporated                                           509,587
    28,574   Fifth Third BanCorp                                           1,715,869
    48,757   First Union Corporation                                       1,703,570
    12,457   Huntington Bancshares,
              Inc.                                                           203,672
    98,804   JP Morgan Chase and
              Company                                                      4,406,658
    21,017   KeyCorp                                                         547,493
    23,693   Mellon Financial
              Corporation                                                  1,089,878
    29,827   National City
              Corporation                                                    918,075
    11,103   Northern Trust
              Corporation                                                    693,937
    14,368   PNC Financial Services
              Group                                                          945,271
    11,295   Regions Financial
              Corporation                                                    361,440
    16,844   SouthTrust
              Corporation                                                    437,944
    16,166   State Street
              Corporation                                                    800,055
    14,497   Suntrust Banks, Inc.                                            939,116
    14,400   Synovus Financial
              Corporation                                                    451,872
    36,520   The Bank of New York
              Company, Inc.                                                1,752,960
    94,831   U.S. Bancorp                                                  2,161,199
     6,807   Union Planters
              Corporation                                                    296,785
    10,478   Wachovia Corporation                                            745,510
    85,398   Wells Fargo &
              Company                                                      3,965,029
     4,539   Zion BanCorporation                                             267,801
                                                                        ------------
                                                                          32,844,263
                                                                        ------------
     Consumer Finance (1.2%)
    65,538   American Express
              Company                                                      2,542,874
    10,347   Capital One Financial
              Corporation                                                    620,820
    23,029   Household
              International, Inc.                                          1,536,025
    42,309   MBNA Corporation                                              1,394,065
     8,092   USA Education, Inc.                                             590,716
                                                                        ------------
                                                                           6,684,500
                                                                        ------------
     Finance-- Diversified (1.9%)
     5,272   Ambac Financial
              Group, Inc.                                                    306,830
    24,781   American General
              Corporation                                                  1,151,077
    34,387   Federal Home Loan
              Mortgage Corporation                                         2,407,090
    49,650   Federal National
              Mortgage Association                                         4,227,698
    15,300   John Hancock Financial
              Services, Inc.                                                 615,978
     5,344   MGIC Investment
              Corporation                                                    388,188
     7,820   Moodys Corporation                                              261,970
    14,199   Providian Financial
              Corporation                                                    840,581
    10,888    Stilwell Financial, Inc.                                       365,401
                                                                        ------------
                                                                          10,564,813
                                                                        ------------
     Insurance (4.0%)
     6,992   Aetna, Inc. (b)                                                 180,883

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                   VALUE(a)
----------                                                              ------------
  FINANCIAL--CONTINUED
    26,107   AFLAC, Inc.                                                $    822,109
    35,968   Allstate Corporation                                          1,582,232
   115,720   American International
              Group, Inc.                                                  9,951,920
    13,001   AON Corporation                                                 455,035
     8,751   Chubb Corporation                                               677,590
     7,436   Cigna Corporation                                               712,518
     7,953   Cincinnati Financial
              Corporation                                                    314,144
    16,772   Conseco, Inc.                                                   228,938
    11,817   Hartford Financial
              Services Group, Inc.                                           808,283
     7,553   Jefferson-Pilot
              Corporation                                                    364,961
     9,325   Lincoln National
              Corporation                                                    482,569
     9,774   Loews Corporation                                               629,739
    13,664   Marsh and McLennan
              Companies, Inc.                                              1,380,064
     7,386   MBIA, Inc.                                                      411,252
    37,224   MetLife, Inc.                                                 1,153,200
     3,690   Progressive
              Corporation                                                    498,851
     6,289   Safeco Corporation                                              185,526
    10,646   The St. Paul Companies,
              Inc.                                                           539,663
     6,248   Torchmark Corporation                                           251,232
    11,957   UnumProvident
              Corporation                                                    384,059
     3,122   Wellpoint Health
              Networks, Inc. (b)                                             294,217
                                                                        ------------
                                                                          22,308,985
                                                                        ------------
     Investment Bankers/Brokers (4.0%)
     5,273   Bear Stearns &
              Company, Inc.                                                  310,949
    69,013   Charles Schwab
              Corporation                                                  1,055,899
   249,741   CitiGroup, Inc.                                              13,196,314
    13,135   Franklin Resources, Inc.                                        601,189
    12,239   Lehman Brothers
              Holdings, Inc.                                                 951,582
    41,673   Merrill Lynch &
              Company, Inc.                                                2,469,125
    55,112   Morgan Stanley Dean
              Witter & Company                                             3,539,844
     6,108   T. Rowe Price
              Associates, Inc.                                               228,378
                                                                        ------------
                                                                          22,353,280
                                                                        ------------
     Public Finance (.1%)
     5,921   Countrywide Credit
              Industries, Inc.                                               271,655
                                                                        ------------
     Real Estate Investment Trust (.1%)
     9,868   Starwood Hotels &
              Resorts Worldwide,
              Inc.                                                           367,879
                                                                        ------------
     Savings and Loans (.4%)
    10,206   Charter One Financial,
              Inc.                                                           325,571
     7,921   Golden West Financial
              Corporation                                                    508,845
    43,574   Washington Mutual,
              Inc.                                                         1,636,204
                                                                        ------------
                                                                           2,470,620
                                                                        ------------
     Service (.1%)
     4,592   H&R Block, Inc.                                                 296,414
                                                                        ------------
   HEALTH CARE (11.8%)
     Biotechnology (.6%)
    51,634   Amgen, Inc. (b)                                               3,133,151
     7,405   Biogen, Inc. (b)                                                402,536
                                                                        ------------
                                                                           3,535,687
                                                                        ------------
     Drugs (7.1%)
    65,095   American Home
              Products Corporation                                         3,804,152
    96,322   Bristol-Myers Squibb
              Company                                                      5,037,641
    22,136   Cardinal Health, Inc.                                         1,527,384
     9,387   Chiron Corporation (b)                                          478,737
    55,609   Eli Lilly & Company                                           4,115,066
     8,810   Forest Laboratories,
              Inc. (b)                                                       625,510
     8,511   King Pharmaceuticals,
              Inc. (b)                                                       457,466
    10,547   Medimmune, Inc. (b)                                             497,818
   113,699   Merck & Company, Inc.                                         7,266,503
   313,272   Pfizer, Inc.                                                 12,546,544
    72,489   Schering-Plough
              Corporation                                                  2,627,001
     5,257   Watson Pharmaceuticals,
              Inc. (b)                                                       324,041
                                                                        ------------
                                                                          39,307,863
                                                                        ------------
     Health Care-- Diversified (2.3%)
    76,958   Abbott Laboratories                                           3,694,754
     6,583   Allergan, Inc.                                                  562,847

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
----------                                                              ------------
    HEALTH CARE -- CONTINUED
    19,346   Healthsouth
              Corporation (b)                                           $    308,956
   150,150   Johnson & Johnson                                             7,507,500
    16,098   Tenet Healthcare
              Corporation (b)                                                830,496
                                                                        ------------
                                                                          12,904,553
                                                                        ------------
     Hospital Management (.2%)
    26,688   The HCA-- Healthcare
              Company                                                      1,206,031
                                                                        ------------
     Managed Care (.3%)
     8,367   Humana, Inc. (b)                                                 82,415
     5,029   Manor Care, Inc. (b)                                            159,671
    14,114   McKesson HBOC, Inc.                                             523,912
    15,748   UnitedHealth Group,
              Inc.                                                           972,439
                                                                        ------------
                                                                           1,738,437
                                                                        ------------
     Medical Products/Supplies (1.3%)
     2,678   Bausch & Lomb, Inc.                                              97,051
    29,411   Baxter International,
              Inc.                                                         1,441,139
    12,727   Becton Dickinson &
              Company                                                        455,499
     8,925   Biomet, Inc.                                                    428,936
    19,930   Boston Scientific
              Corporation (b)                                                338,810
     2,572   CR Bard, Inc.                                                   146,475
    15,185   Guidant Corporation (b)                                         546,660
    60,077   Medtronic, Inc.                                               2,764,143
     6,063   Pall Corporation                                                142,662
     4,292   St. Jude Medical,
              Inc. (b)                                                       257,520
     9,791   Stryker Corporation                                             537,036
                                                                        ------------
                                                                           7,155,931
                                                                        ------------
   TECHNOLOGY (19.9%)
     Communications Equipment (1.1%)
    38,806   ADC Telecommunications,
              Inc. (b)                                                       256,120
     3,962   Andrew Corporation (b)                                           73,099
    14,035   Avaya, Inc. (b)                                                 192,280
     8,496   Comverse
              Technology (b)                                                 489,540
   169,307   Lucent Technologies,
              Inc.                                                         1,049,703
   109,230   Motorola, Inc.                                                1,808,849
   158,384   Nortel Networks
              Corporation (c)                                              1,439,711
     8,066   Scientific-Atlanta, Inc.                                        327,480
    20,290   Tellabs, Inc. (b)                                               391,191
                                                                        ------------
                                                                           6,027,973
                                                                        ------------
     Computer Hardware (4.0%)
    17,329   Apple Computer,
              Inc. (b)                                                       402,899
    83,893   Compaq Computer
              Corporation                                                  1,299,503
    28,624   Computer Associates
              International                                                1,030,464
   129,090   Dell Computer
              Corporation (b)                                              3,349,886
    15,986   Gateway, Inc. (b)                                               262,970
    96,321   Hewlett-Packard
              Company                                                      2,754,781
    86,392   International Business
              Machines Corporation                                         9,762,296
     4,840   NCR Corporation (b)                                             227,480
    28,128   Palm, Inc. (b)                                                  170,737
   161,818   Sun Microsystems,
              Inc. (b)                                                     2,543,779
    11,248   Symbol Technologies,
              Inc.                                                           249,706
    34,470   Xerox Corporation                                               329,878
                                                                        ------------
                                                                          22,384,379
                                                                        ------------
     Computer Networking (1.3%)
     9,374   Cabletron Systems,
              Inc. (b)                                                       214,196
   363,439   Cisco Systems, Inc. (b)                                       6,614,590
    28,146   Yahoo!, Inc. (b)                                                562,639
                                                                        ------------
                                                                           7,391,425
                                                                        ------------
     Computer Peripherals (.7%)
   109,727   EMC Corporation (b)                                           3,187,569
    16,163   Network Appliance,
              Inc. (b)                                                       221,433
     4,583   Qlogic Corporation (b)                                          295,374
                                                                        ------------
                                                                           3,704,376
                                                                        ------------
     Computer Services & Software (7.4%)
    11,832   Adobe Systems, Inc.                                             556,104
   219,951   AOL Time Warner,
              Inc. (b)                                                    11,657,403
     2,676   Autodesk, Inc.                                                   99,815
    12,083   BMC Software, Inc. (b)                                          272,351
    13,582   BroadVision, Inc. (b)                                            67,910
     9,174   Citrix Systems, Inc. (b)                                        320,173
     8,330   Computer Sciences
              Corporation (b)                                                288,218

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                   VALUE(a)
   TECHNOLOGY--CONTINUED
    18,169   Compuware
              Corporation (b)                                           $    254,184
    14,586   IMS Health, Inc.                                                415,701
     4,150   Mercury Interactive
              Corporation (b)                                                248,585
   267,119   Microsoft
              Corporation (b)                                             19,392,839
    15,675   Novell, Inc. (b)                                                 89,191
   278,537   Oracle Corporation (b)                                        5,292,203
    13,092   Parametric Technology
              Corporation (b)                                                183,157
    14,596   Peoplesoft, Inc. (b)                                            718,561
     6,102   Sapient Corporation (b)                                          59,495
    22,498   Siebel Systems, Inc. (b)                                      1,055,156
    15,664   Unisys Corporation (b)                                          230,417
                                                                        ------------
                                                                          41,201,463
                                                                        ------------
     Electrical Instruments (.4%)
    22,667   Agilent Technologies,
              Inc. (b)                                                       736,678
    10,432   Applera Corporation--
              Applied Biosystems
              Group                                                          279,056
    65,538   JDS Uniphase
              Corporation (b)                                                835,610
     4,988   PerkinElmer, Inc.                                               137,320
     4,579   Tektronix, Inc.                                                 124,320
                                                                        ------------
                                                                           2,112,984
                                                                        ------------
     Electrical Semiconductor (3.8%)
    17,077   Advanced Micro
              Devices, Inc. (b)                                              493,184
    19,202   Altera Corporation (b)                                          556,858
    17,869   Analog Devices, Inc. (b)                                        772,834
    40,372   Applied Materials,
              Inc. (b)                                                     1,982,265
    14,825   Applied Micro Circuits
              Corporation (b)                                                254,990
    12,913   Broadcom
              Corporation (b)                                                552,160
    12,267   Conexant Systems,
              Inc. (b)                                                       109,790
   334,146   Intel Corporation                                             9,773,771
    15,832   Linear Technology
              Corporation                                                    700,091
    17,941   LSI Logic
              Corporation (b)                                                337,291
    29,602   Micron Technology,
              Inc. (b)                                                     1,216,642
     8,613   National Semiconductor
              Corporation (b)                                                250,811
     7,130   Novellus Systems,
              Inc. (b)                                                  $    404,913
     3,829   Power-One, Inc. (b)                                              63,715
    86,391   Texas Instruments, Inc.                                       2,721,317
     9,103   Vitesse Semiconductor
              Corporation (b)                                                191,527
    16,513   Xilinx, Inc. (b)                                                680,996
                                                                        ------------
                                                                          21,063,155
                                                                        ------------
     Electronics-- Computer Distribution (.2%)
    16,300   Maxim Integrated
              Products, Inc. (b)                                             720,623
    15,872   Sanmina
              Corporation (b)                                                371,564
     2,803   Thomas and Betts
              Corporation                                                     61,862
     4,703   WW Grainger, Inc.                                               193,575
                                                                        ------------
                                                                           1,347,624
                                                                        ------------
     Equipment Semiconductor (.2%)
     9,442   Jabil Circuit, Inc. (b)                                         291,380
     9,211   KLA-Tencor
              Corporation (b)                                                538,567
     8,634   Teradyne, Inc. (b)                                              285,785
                                                                        ------------
                                                                           1,115,732
                                                                        ------------
     Service-- Data Processing (.8%)
    23,228   Electronic Data Systems
              Corporation                                                  1,451,750
     7,109   Equifax, Inc.                                                   260,758
    19,451   First Data Corporation                                        1,249,727
     6,175   Fiserv, Inc. (b)                                                395,077
    10,359   Intuit, Inc. (b)                                                414,256
    18,523   Paychex, Inc.                                                   740,920
                                                                        ------------
                                                                           4,512,488
                                                                        ------------
   TRANSPORTATION (.7%)
     Air Freight (.1%)
    15,244   FedEx Corporation (b)                                           612,809
                                                                        ------------
     Airlines (.2%)
     7,631   AMR Corporation (b)                                             275,708
     6,155   Delta Air Lines, Inc.                                           271,312
    37,815   Southwest Airlines
              Company                                                        699,199
     3,334   US Airways Group,
              Inc. (b)                                                        81,016
                                                                        ------------
                                                                           1,327,235
                                                                        ------------
     Railroads (.4%)
    19,393   Burlington Northern
              Santa Fe Corporation                                           585,087

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
   TRANSPORTATION--CONTINUED
    10,551   CSX Corporation                                            $    382,368
    19,094   Norfolk Southern
              Corporation                                                    395,246
    12,307   Union Pacific
              Corporation                                                    675,777
                                                                        ------------
                                                                           2,038,478
                                                                        ------------
     Trucking ( -- )
     2,995   Ryder System, Inc.                                               58,702
                                                                        ------------
   UTILITIES (3.7%)
     Electric Companies (2.4%)
    26,388   AES Corporation (b)                                           1,136,003
     6,212   Allegheny Energy, Inc.                                          299,729
     6,769   Ameren Corporation                                              289,036
    15,994   American Electric Power
              Company, Inc.                                                  738,443
     8,126   Baltimore Gas & Electric
              Company                                                        346,168
     7,858   Cinergy Corporation                                             274,637
     6,534   CMS Energy
              Corporation                                                    181,972
    10,512   Consolidated
              Edison, Inc.                                                   418,378
    12,283   Dominion
              Resources, Inc.                                                738,577
     8,168   DTE Energy Company                                              379,322
    38,326   Duke Energy
              Corporation                                                  1,495,097
    16,110   Edison International                                            179,627
    10,958   Entergy Corporation                                             420,678
    15,918   Exelon Corporation                                            1,020,662
    11,099   FirstEnergy
              Corporation                                                    356,944
     8,732   FPL Group, Inc.                                                 525,754
     5,874   GPU, Inc.                                                       206,471
     7,921   Niagara Mohawk
              Holdings, Inc. (b)                                             140,122
    10,254   Nisource, Inc.                                                  280,242
    19,178   PG&E Corporation                                                214,794
     4,241   Pinnacle West Capital
              Corporation                                                    201,023
     7,255   PPL Corporation                                                 399,025
    10,187   Progress Energy, Inc.                                           457,600
    10,326   Public Service
              Enterprise Group, Inc.                                         504,941
    14,769   Reliant Energy, Inc.                                            475,709
    34,011   Southern Company                                                790,756
    12,722   TXU Corporation                                                 613,073
                                                                        ------------
                                                                          13,084,783
                                                                        ------------
     Natural Gas (1.0%)
    16,186   Dynegy, Inc.                                                    752,649
    25,281   El Paso Energy
              Corporation                                                  1,328,264
    37,082   Enron Corporation                                             1,817,018
     6,818   Keyspan Corporation                                             248,721
     5,648   Kinder Morgan, Inc.                                             283,812
     2,255   Nicor, Inc.                                                      87,900
     2,900   Oneok, Inc.                                                      57,130
     1,755   Peoples Energy
              Corporation                                                     70,551
    10,237   Sempra Energy                                                   279,880
    24,006   The Williams
              Companies, Inc.                                                790,998
                                                                        ------------
                                                                           5,716,923
                                                                        ------------
   Power Products-- Industrial (.3%)
    14,834   Calpine Corporation (b)                                         560,725
    16,832   Mirant Corporation (b)                                          579,021
    17,039   Xcel Energy, Inc.                                               484,760
                                                                        ------------
                                                                           1,624,506
                                                                        ------------
Total common stock
  (cost: $327,586,327)                                                   547,396,171
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
SHORT-TERM SECURITIES (1.3%)
 7,217,154   Provident Institutional Fund-- TempFund Portfolio,
              current rate 4.110%                                       $  7,217,154
    28,329   Wells Fargo & Company-- Cash Investment Fund I,
              current rate 4.190%                                             28,329
                                                                        ------------
             Total short-term securities (cost: $7,245,483)                7,245,483
                                                                        ------------
             Total investments in securities (cost: $334,831,810) (d)   $554,641,654
                                                                        ============

Notes to Investments in Securities

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 3.0% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001, the cost of securities for federal income tax purposes was $339,531,809. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $259,538,117
     Gross unrealized depreciation                                       (44,428,272)
                                                                        ------------
     Net unrealized appreciation                                        $215,109,845
                                                                        ============

                 See accompanying notes to financial statements.

                         Capital Appreciation Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
  COMMON STOCK (95.0%)
   BASIC MATERIALS (1.8%)
     Chemicals (1.8%)
    40,300   Ecolab, Inc.                                               $  1,651,091
    89,000   Pharmacia Corporation                                         4,089,550
                                                                        ------------
                                                                           5,740,641
                                                                        ------------
   CAPITAL GOODS (6.9%)
     Aerospace/Defense (1.1%)
    45,300   United Technologies
              Corporation                                                  3,318,678
                                                                        ------------
     Electrical Equipment (2.9%)
    34,300   Emerson Electric
              Company                                                      2,075,150
   139,600   General Electric
              Company                                                      6,805,500
                                                                        ------------
                                                                           8,880,650
                                                                        ------------
     Manufacturing (2.9%)
   163,400   Tyco International,
              Ltd. (c)                                                     8,905,300
                                                                        ------------
   COMMUNICATION SERVICES (5.8%)
     Telecommunication (2.8%)
    38,200   Amdocs, Ltd. (b)(c)                                           2,057,070
    91,800   Qualcomm, Inc. (b)                                            5,368,464
    77,900   Worldcom, Inc. -
              Worldcom Group (b)                                           1,165,384
                                                                        ------------
                                                                           8,590,918
                                                                        ------------
     Telephone (3.0%)
   425,400   AT&T Corporation -
              Liberty Media
              Corporation (b)                                              7,440,246
   210,100   Global Crossing,
             Ltd. (b)(c)                                                   1,815,264
                                                                        ------------
                                                                           9,255,510
                                                                        ------------
   CONSUMER CYCLICAL (5.0%)
     Auto (1.2%)
    64,700   Danaher Corporation                                           3,623,200
                                                                        ------------
     Retail (1.7%)
   114,897   Home Depot, Inc.                                              5,348,455
                                                                        ------------
     Service (2.1%)
   128,000   Interpublic Group
              Companies, Inc.                                              3,756,800
    31,700   Omnicom Group                                                 2,726,200
                                                                        ------------
                                                                           6,483,000
                                                                        ------------
   CONSUMER STAPLES (9.1%)
     Beverage (1.0%)
    74,700   Anheuser-Busch
              Companies, Inc.                                              3,077,640
                                                                        ------------
     Broadcasting (4.0%)
   165,100   Comcast Corporation
              Class A (b)                                                  7,165,340
    83,400   Crown Media Holdings,
              Inc. Class A (b)                                             1,547,070
   135,200   Fox Entertainment
              Group, Inc. (b)                                              3,772,080
                                                                        ------------
                                                                          12,484,490
                                                                        ------------
     Entertainment (3.1%)
   187,917   Viacom, Inc. Class B (b)                                      9,724,705
                                                                        ------------
     Retail (1.0%)
    83,300   CVS Corporation                                               3,215,380
                                                                        ------------
   ENERGY (3.9%)
     Oil (1.4%)
   153,100   Conoco, Inc.                                                  4,317,420
                                                                        ------------
     Oil & Gas (2.5%)
    25,600   Apache Finance Property                                       1,299,200
    38,900   Smith International,
              Inc. (b)                                                     2,330,110
    61,900   Veritas DGC, Inc. (b)                                         4,118,207
                                                                        ------------
                                                                           7,747,517
                                                                        ------------
   FINANCIAL (18.7%)
     Banks (3.4%)
    60,100   Northern Trust Corporation                                    3,756,250
    78,400   Wells Fargo & Company                                         3,640,112
    54,700   Zion BanCorporation                                           3,227,300
                                                                        ------------
                                                                          10,623,662
                                                                        ------------
     Consumer Finance (3.4%)
    46,900   Capital One Financial
              Corporation                                                  2,814,000
   117,500   Household International,
              Inc.                                                         7,837,250
                                                                        ------------
                                                                          10,651,250
                                                                        ------------
     Finance-- Diversified (3.6%)
    79,900   American General
              Corporation                                                  3,711,355
   107,400   Freddie Mac                                                   7,518,000
                                                                        ------------
                                                                          11,229,355
                                                                        ------------
     Insurance (3.6%)
    68,950   American International
              Group, Inc.                                                  5,929,700

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
----------                                                              ------------
     FINANCIAL--CONTINUED
     2,240   Berkshire Hathaway,
              Inc. Class B (b)                                          $  5,152,000
                                                                        ------------
                                                                          11,081,700
                                                                        ------------
     Investment Bankers/Brokers (4.7%)
   190,666   CitiGroup, Inc.                                              10,074,791
    75,900   Merrill Lynch & Company,
              Inc.                                                         4,497,075
                                                                        ------------
                                                                          14,571,866
                                                                        ------------
   HEALTH CARE (13.6%)
     Biotechnology (1.7%)
    55,200   Genentech, Inc. (b)                                           3,041,520
    35,100   Human Genome
              Sciences, Inc. (b)                                           2,114,775
                                                                        ------------
                                                                           5,156,295
                                                                        ------------
     Drugs (6.5%)
    95,800   American Home
              Products Corporation                                         5,598,552
    75,900   King Pharmaceuticals,
             Inc. (b)                                                      4,079,625
   222,475   Pfizer, Inc.                                                  8,910,124
    25,700   Watson Pharmaceuticals,
              Inc. (b)                                                     1,584,148
                                                                        ------------
                                                                          20,172,449
                                                                        ------------
     Health Care-- Diversified (3.1%)
   118,100   Abbott Laboratories                                           5,669,981
    78,596   Johnson & Johnson                                             3,929,800
                                                                        ------------
                                                                           9,599,781
                                                                        ------------
     Hospital Management (1.1%)
    76,200   The HCA - Healthcare
              Company                                                      3,443,478
                                                                        ------------
     Medical Products/Supplies (1.2%)
    80,700   Medtronic, Inc.                                               3,713,007
                                                                        ------------
   TECHNOLOGY (26.0%)
     Communications Equipment (4.8%)
    82,600   Brocade Communication
              Systems, Inc. (b)                                            3,633,574
    88,600   Comverse Technology,
              Inc. (b)                                                     5,105,132
   219,000   Nokia Oyj (c)                                                 4,826,760
    35,800   Openwave Systems,
              Inc. (b)                                                     1,242,260
                                                                        ------------
                                                                          14,807,726
                                                                        ------------
     Computer Hardware (2.3%)
   113,800   Dell Computer
              Corporation (b)                                              2,953,110
    31,500   International Business
              Machines Corporation                                         3,559,500
    80,700   Palm, Inc. (b)                                                  489,849
                                                                        ------------
                                                                           7,002,459
                                                                        ------------
     Computer Networking (1.4%)
   188,400   Cisco Systems, Inc. (b)                                       3,428,880
   105,700   Redback Networks,
              Inc. (b)                                                       942,844
                                                                        ------------
                                                                           4,371,724
                                                                        ------------
     Computer Services & Software (11.4%)
   178,450   AOL Time Warner,
             Inc. (b)                                                      9,457,850
    68,700   BEA Systems, Inc. (b)                                         2,109,777
    59,700   Mercury Interactive
              Corporation (b)                                              3,576,030
   212,500   Microsoft
             Corporation (b)                                              15,427,500
   166,500   Peregrine Systems,
             Inc. (b)                                                      4,828,500
                                                                        ------------
                                                                          35,399,657
                                                                        ------------
     Electrical Semiconductor (4.3%)
   296,800   Intel Corporation                                             8,681,400
    30,700   Novellus Systems, Inc. (b)                                    1,743,453
    94,400   Texas Instruments, Inc.                                       2,973,600
                                                                        ------------
                                                                          13,398,453
                                                                        ------------
     Equipment Semiconductor (.6%)
    54,200   Teradyne, Inc. (b)                                            1,794,020
                                                                        ------------
   Service-- Data Processing (1.2%)
    60,600   Verisign, Inc. (b)                                            3,636,606
                                                                        ------------
   UTILITIES (4.2%)
     Electric Companies (3.5%)
    70,500   AES Corporation (b)                                           3,035,025
   103,300   Constellation Energy
              Group, Inc.                                                  4,400,580
    90,000   Duke Energy Corporation                                       3,510,900
                                                                        ------------
                                                                          10,946,505
                                                                        ------------
     Natural Gas (.7%)
    47,100   Enron Corporation                                             2,307,900
                                                                        ------------
Total common stock
  (cost: $295,295,962)                                                   294,621,397
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)

SHORT-TERM SECURITIES (5.1%)

14,831,817   Wells Fargo & Company-- Cash Investment Fund I,
              current rate 4.190%                                       $ 14,831,817
   807,426   Wells Fargo & Company-- Treasury Plus Fund,
              current rate 3.810%                                            807,426
                                                                        ------------
             Total short-term securities (cost: $15,639,243)              15,639,243
                                                                        ------------
             Total investments in securities (cost: $310,935,205) (d)   $310,260,640
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 5.7% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001, the cost of securities for federal income tax purposes was $314,285,851. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $ 32,137,952
     Gross unrealized depreciation                                       (36,163,163)
                                                                        ------------
     Net unrealized depreciation                                        $ (4,025,211)
                                                                        ============

                See accompanying notes to financial statements.

                         International Stock Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
   COMMON STOCK (96.3%)
   AUSTRALIA (2.0%)
     Banks (2.0%)
   720,218   Australia & New Zealand
              Bank                                                      $  6,185,896
                                                                        ------------
   BERMUDA (1.0%)
     Insurance (1.0%)
    37,200   XL Capital Ltd.                                               3,054,120
                                                                        ------------
   BRAZIL (2.0%)
     Mining (1.0%)
   131,060   Vale Rio Doce ADR                                             3,040,592
   Telecommunication (1.0%)
   414,690   Embratel Particip ADR                                         3,101,881
                                                                        ------------
                                                                           6,142,473
                                                                        ------------
   CANADA (3.5%)
     Oil & Gas (1.9%)
   547,239   Husky Energy, Inc.                                            5,848,851
   Shipping (1.6%)
   393,020   Transcanada Pipelines                                         4,855,776
                                                                        ------------
                                                                          10,704,627
                                                                        ------------
   CHILE (1.3%)
     Telecommunication (1.3%)
   280,780   Telecom de Chile ADR                                          3,953,382
                                                                        ------------
   FINLAND (4.9%)
     Insurance (1.4%)
   512,800   Sampo Insurance                                               4,363,072
     Paper and Forest (3.5%)
   461,680   Metso Corporation                                             5,120,244
   177,073   Stora Enso                                                    1,862,574
   353,900   Stora Enso-Oyj                                                3,835,030
                                                                        ------------
                                                                          15,180,920
                                                                        ------------
   FRANCE (9.5%)
     Chemicals (2.3%)
    89,530   Aventis                                                       7,147,572
     Houseware (1.1%)
    94,200   BIC                                                           3,429,238
     Investment Bankers/Brokers (1.7%)
   182,980   AXA-UAP                                                       5,212,751
     Machinery (1.3%)
   146,300   Alstom                                                        4,069,960
     Manufacturing (.6%)
    61,590   Michelin B                                                    1,948,550
     Mining (1.5%)
    88,780   Pechiney                                                      4,509,669
     Oil & Gas (1.0%)
    21,117   Total Fina Elf                                                2,956,964
                                                                        ------------
                                                                          29,274,704
                                                                        ------------
   GERMANY (6.6%)
     Banks (1.2%)
    51,166   Deutsche Bank 144A
              Issue (c)                                                    3,655,966
     Chemicals (1.2%)
    93,460   BASF                                                          3,663,406
     Electric Companies (1.9%)
   113,100   E.On Ag                                                       5,879,078
   246,000   Deutsche Post                                                 3,894,529
     Manufacturing (1.0%)
    48,790   Adidas-Salomon                                                2,957,482
                                                                        ------------
                                                                          20,050,461
                                                                        ------------
   HONG KONG (6.2%)
     Banks (1.0%)
   267,042   HSBC Holdings                                                 3,158,326
     Diversified Operations (1.2%)
 4,954,800   Swire Pacific `B'                                             3,557,338
     Electric Companies (1.1%)
   766,000   CLP Holdings, Ltd.                                            3,211,349
     Investment Bankers/Brokers ( -- )
   113,000   Peregrine Investments                                                 0
     Oil & Gas (.5%)
 7,459,860   Petrochina                                                    1,549,375
     Real Estate (2.3%)
   423,000   Cheung Kong                                                   4,609,674
   243,100   Hutchison Whampoa                                             2,454,406
     Technology (.1%)
    70,500   China.Com Corporation
              Class A (b)                                                    188,940
                                                                        ------------
                                                                          18,729,408
                                                                        ------------
   ITALY (1.6%)
     Banks (1.6%)
 1,542,200   Banca Nazionale                                               4,830,818
                                                                        ------------
   JAPAN (10.4%)
     Drugs (1.1%)
   105,000   Ono Pharmaceutical                                            3,333,868
     Electrical Equipment (1.3%)
    61,600   Sony Corporation                                              4,050,032
     Investment Bankers/Brokers (1.9%)
   305,200   Nomura Securities                                             5,848,525
     Machinery (1.0%)
   659,000   Komatsu                                                       3,022,354

              See accompanying notes to investments in securities.

                                                                          MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
     JAPAN--CONTINUED
     Technology (2.9%)
   303,000   Fujitsu                                                    $  3,182,569
   416,000   NEC                                                           5,620,269
     Telecommunication (1.3%)
       780   Nippon Telephone &
              Telegraph                                                    4,065,106
     Water Utilities (.9%)
   201,000   Kurita Water Industries                                       2,765,523
                                                                        ------------
                                                                          31,888,246
                                                                        ------------
   MEXICO (2.8%)
 1,704,620   Grupo Carso S.A. (b)                                          5,045,863
     Telecommunication (1.2%)
   107,220   Telefonos de Mexico ADR                                       3,762,350
                                                                        ------------
                                                                           8,808,213
                                                                        ------------
   NETHERLANDS (6.8%)
     Chemicals (2.1%)
   150,260   Akzo Nobel                                                    6,360,506
     Electrical Equipment (1.4%)
   165,110   Philips Electronics NV                                        4,376,578
     Investment Bankers/Brokers (1.4%)
    65,197   Ing Groep                                                     4,261,114
     Publishing (1.9%)
   216,280   Wolters Kluwer                                                5,813,509
                                                                        ------------
                                                                          20,811,707
                                                                        ------------
   NEW ZEALAND (1.2%)
     Telecommunication (1.2%)
 1,563,800   Telecom Corporation
              of New Zealand                                               3,538,406
                                                                        ------------
   PHILIPPINES (.2%)
     Telecommunication (.2%)
    54,000   Philippine Long Distance                                        758,700
                                                                        ------------
   SINGAPORE (.7%)
     Real Estate (.3%)
 2,757,500   Pacific Century (b)                                             923,203
     Technology (.4%)
   157,210   Creative Technology                                           1,329,997
                                                                        ------------
                                                                           2,253,200
                                                                        ------------
   SOUTH AFRICA (1.5%)
     Mining (1.5%)
   260,700   Anglogold, Ltd. ADR                                           4,669,137
                                                                        ------------
   SOUTH KOREA (3.0%)
     Electric Companies (1.0%)
   330,700   Korea Electric Power ADR                                      3,141,650
     Electrical Equipment (1.1%)
    41,000   Samsung GDR                                                   3,216,450
     Telecommunication (.9%)
   122,960   Korea Telecom ADR                                             2,702,661
                                                                        ------------
                                                                           9,060,761
                                                                        ------------
   SPAIN (3.6%)
     Electric Companies (1.0%)
   250,000   Iberdrola SA                                                  3,206,498
     Oil & Gas (1.8%)
   341,000   Repsol                                                        5,629,467
     Telecommunication (.8%)
    69,164   Telefonica SA (b)                                             2,575,667
                                                                        ------------
                                                                          11,411,632
                                                                        ------------
   SWEDEN (5.2%)
     Aerospace/Defense (.7%)
   225,649   Saab AB                                                       2,114,410
     Auto (.2%)
    35,000   Autoliv, Inc.                                                   601,264
     Banks (2.8%)
   403,700   Foreningssparbaken                                            4,672,883
   698,900   Nordic                                                        4,011,650
     Trucks and Parts (1.5%)
   109,900   Autoliv, Inc.                                                 1,899,072
   178,500   Volvo                                                         2,672,892
                                                                        ------------
                                                                          15,972,171
                                                                        ------------
   SWITZERLAND (2.3%)
     Insurance (1.1%)
     1,690   Swiss Reinsurance                                             3,377,179
     Investment Bankers/Brokers (1.2%)
    10,726   Zurich Financial Services                                     3,657,879
                                                                        ------------
                                                                           7,035,058
                                                                        ------------
   UNITED KINGDOM (20.0%)
     Aerospace/Defense (1.8%)
 1,148,600   BAE Systems PLC                                               5,500,407
     Air Freight (2.0%)
 5,399,760   Stagecoach Holdings                                           5,980,450
     Airlines (.7%)
   417,600   British Airways PLC                                           2,020,355
     Banks (1.1%)
   332,000   Lloyds TSB Group                                              3,322,170
     Chemicals (2.5%)
   388,230   Hanson PLC                                                    2,858,345
   660,480   Nycomed Amersham                                              4,846,119

              See accompanying notes to investments in securities.

                                                                          MARKET
SHARES                                                                   VALUE(a)
----------                                                              ------------
     UNITED KINGDOM--CONTINUED
     Electrical Equipment (1.2%)
 3,180,400   Kidde PLC                                                  $  3,645,425
     Food (3.3%)
   554,300   J Sainsbury PLC                                               3,455,433
   788,800   Unilever PLC                                                  6,645,116
     Houseware (.1%)
   335,000   Elementis                                                       329,801
     Manufacturing (1.3%)
 1,244,600   Rolls-Royce                                                   4,104,701
     Oil & Gas (1.0%)
   380,900   Shell Transportation &
              Trading                                                      3,165,974
     Publishing (1.1%)
   400,411   United News & Media                                           3,254,938
   Retail (1.0%)
   827,930   Marks & Spencer                                               3,050,730
     Shipping (1.5%)
   608,780   P&O Princess Cruises PLC                                      3,167,896
   382,920   Peninsular & Oriental                                         1,432,513
     Telecommunication (1.4%)
   710,800   Cable & Wireless                                              4,181,116
                                                                        ------------
                                                                          60,961,489
                                                                        ------------
Total common stock
 (cost: $297,681,001)                                                    295,275,529
                                                                        ------------
PREFERRED STOCK (2.3%)
   BRAZIL (1.0%)
     Oil & Gas (1.0%)
   137,900   Petrobras                                                     3,225,481
                                                                        ------------
   GERMANY (1.3%)
     Trucks and Parts (1.3%)
   131,735   Volkswagen                                                    4,014,966
                                                                        ------------
Total preferred stock
 (cost: $6,574,994)                                                        7,240,447
                                                                        ------------

 SHARES
----------
SHORT-TERM SECURITIES (1.1%)

 3,288,532   Bankers Trust Institutional Liquid Assets, current
              rate 4.150%                                                  3,288,532
                                                                        ------------
             Total short-term securities (cost: $3,288,532)                3,288,532
                                                                        ------------
             Total investments in securities (cost: $307,544,527) (d)   $305,804,508
                                                                        ============

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at June 30, 2001, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
 SECURITY:                                                  DATE            COST
----------                                               -----------    ------------
    Deutsche Bank 144A Issue*                              various      $  4,088,178

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
d) At June 30, 2001 the cost of securities for federal income tax purposes was $310,241,345. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $ 39,187,927
     Gross unrealized depreciation                                       (43,624,764)
                                                                        ------------
     Net unrealized depreciation                                        $ (4,436,837)
                                                                        ============

                 See accompanying notes to financial statements.

                         Small Company Growth Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                          MARKET
 SHARES                                                                  VALUE(a)
----------                                                              ------------
   COMMON STOCK (93.4%)
   CAPITAL GOODS (2.7%)
     Engineering/Construction (1.7%)
    64,450   Granite Construction, Inc.                                 $  1,638,319
    66,400   United Rentals, Inc. (b)                                      1,723,080
                                                                        ------------
                                                                           3,361,399
                                                                        ------------
     Metal Fabrication (1.0%)
     3,600   Chicago Bridge & Iron
              Company N.V. (c)                                               121,860
    39,200   Triumph Group, Inc. (b)                                       1,920,800
                                                                        ------------
                                                                           2,042,660
                                                                        ------------
   COMMUNICATION SERVICES (1.5%)
     Telecommunication (1.5%)
   131,646   Polycom, Inc. (b)                                             3,039,706
                                                                        ------------
   CONSUMER CYCLICAL (12.3%)
     Auto (.7%)
    10,800   Borg-Warner Automotive,
              Inc. (b)                                                       535,896
    21,300   Superior Industries
              International, Inc.                                            815,790
                                                                        ------------
                                                                           1,351,686
                                                                        ------------
     Leisure (.5%)
    27,700   Gtech Holdings
              Corporation (b)                                                983,627
                                                                        ------------
     Publishing (.9%)
    39,200   Scholastic Corporation (b)                                    1,764,000
                                                                        ------------
     Retail (6.7%)
    16,800   Abercrombie and Fitch
              Company (b)                                                    747,600
   112,800   Barnes & Noble, Inc. (b)                                      4,438,680
    55,600   Footstar, Inc. (b)                                            1,912,640
    93,900   Pacific Sunwear of
              California, Inc. (b)                                         2,106,177
    75,200   Priceline.com, Inc. (b)                                         680,560
    46,500   Ross Stores, Inc.                                             1,113,675
   113,045   Valuevision International,
              Inc. (b)                                                     2,458,729
                                                                        ------------
                                                                          13,458,061
                                                                        ------------
     Service (1.6%)
    73,412   Getty Images, Inc. (b)                                        1,927,799
    36,589   Plexus Corporation (b)                                        1,207,437
                                                                        ------------
                                                                           3,135,236
                                                                        ------------
     Textiles (1.9%)
    48,000   Linens n Things, Inc. (b)                                     1,311,360
    21,500   Mohawk Industries,
              Inc. (b)                                                       756,800
   121,200   Tommy Hilfiger
              Corporation (b)                                              1,696,800
                                                                        ------------
                                                                           3,764,960
                                                                        ------------
   CONSUMER STAPLES (4.2%)
     Broadcasting (1.9%)
    48,500   Emmis Communications
              Corporation (b)                                              1,491,375
    30,500   Entercom
              Communications
              Corporation (b)                                              1,635,105
    54,300   Mediacom
              Communications
              Corporation (b)                                                760,200
                                                                        ------------
                                                                           3,886,680
                                                                        ------------
     Entertainment (.3%)
   160,968   American Classic Voyages
              Company (b)                                                    563,388
                                                                        ------------
     Food & Health (1.5%)
    47,700   Fleming Companies, Inc.                                       1,702,890
    62,500   Hain Celestial Group,
              Inc. (b)                                                     1,375,000
                                                                        ------------
                                                                           3,077,890
                                                                        ------------
     Restaurants (.3%)
    34,050   Applebee's International,
              Inc.                                                           681,340
                                                                        ------------
     Service (.2%)
     6,900   Strayer Education, Inc.                                         336,375
                                                                        ------------
   ENERGY (2.4%)
     Oil & Gas (2.4%)
    29,900   Newfield Exploration
              Company (b)                                                    958,594
    36,600   Pogo Producing Company                                          878,400
    40,596   Stone Energy
              Corporation (b)                                              1,798,403
    83,500   XTO Energy Company                                            1,198,225
                                                                        ------------
                                                                           4,833,622
                                                                        ------------
   FINANCIAL (4.5%)
     Auto Finance (1.2%)
    47,200   AmeriCredit
              Corporation (b)                                              2,452,040
                                                                        ------------
     Insurance (2.6%)
    87,800   HCC Insurance Holdings,
              Inc.                                                         2,151,100

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
 ------                                                                   --------
   FINANCIAL--CONTINUED
   133,600   Mid Atlantic Medical
              Services, Inc. (b)                                        $  2,395,448
    71,800   Mutual Risk Management,
              Ltd. (c)                                                       639,020
                                                                        ------------
                                                                           5,185,568
                                                                        ------------
     Investment Bankers/Brokers (.7%)
    22,300   Affiliated Managers
              Group, Inc. (b)                                              1,371,450
                                                                        ------------
   HEALTH CARE (29.9%)
     Biotechnology (5.0%)
    71,600   Aclara Biosciences, Inc. (b)                                    555,616
    29,100   Affymetrix, Inc.(b)                                             641,655
    34,900   Celgene Corporation (b)                                       1,006,865
    59,000   Cell Therapeutics, Inc. (b)                                   1,630,760
    64,000   Inhale Therapeutic
              Systems, Inc. (b)                                            1,472,000
    30,500   Intermune, Inc. (b)                                           1,086,410
    65,849   Lynx Therapeutics, Inc. (b)                                     450,407
    87,400   Medarex, Inc. (b)                                             2,053,900
    42,700   Scios, Inc. (b)                                               1,067,927
                                                                        ------------
                                                                           9,965,540
                                                                        ------------
     Drugs (8.0%)
   132,800   Alkermes, Inc. (b)                                            4,661,280
    34,800   Cubist Pharmaceuticals,
              Inc. (b)                                                     1,322,400
    53,000   K-V Pharmaceutical
              Company (b)                                                  1,470,750
    77,435   Medicis Pharmaceutical
              Corporation (b)                                              4,104,055
    16,200   OSI Pharmaceuticals,
              Inc. (b)                                                       851,958
   115,100   Praecis Pharmaceuticals,
              Inc. (b)                                                     1,892,244
    30,600   Sepracor, Inc. (b)                                            1,217,880
    20,300   Titan Pharmaceuticals,
              Inc. (b)                                                       609,203
                                                                        ------------
                                                                          16,129,770
                                                                        ------------
     Hospital Management (6.0%)
    68,000   Community Health
              Systems (b)                                                  2,006,000
   159,307   Province Healthcare
              Company (b)                                                  5,621,944
    29,406   Triad Hospitals, Inc. (b)                                       866,595
    79,954   Universal Health Services,
              Inc. (b)                                                     3,637,907
                                                                        ------------
                                                                          12,132,446
                                                                        ------------
     Managed Care (5.9%)
    75,394   AdvancePCS (b)                                                4,828,986
   112,500   Caremark Rx, Inc. (b)                                         1,850,625
    49,700   Manor Care, Inc. (b)                                          1,577,975
   125,210   Oxford Health Plans,
              Inc. (b)                                                     3,581,006
                                                                        ------------
                                                                          11,838,592
                                                                        ------------
     Medical Products/Supplies (2.5%)
    53,700   Amerisource Health
              Corporation (b)                                              2,969,610
    52,800   Invacare Corporation                                          2,039,664
                                                                        ------------
                                                                           5,009,274
                                                                        ------------
     Special Services (2.5%)
    45,000   Henry Schein, Inc. (b)                                        1,802,700
    65,200   Renal Care Group, Inc. (b)                                    2,144,428
    40,800   Unilab Corporation (b)                                        1,028,160
                                                                        ------------
                                                                           4,975,288
                                                                        ------------
   TECHNOLOGY (34.7%)
     Communications Equipment (3.9%)
    19,000   Anixter International,
              Inc. (b)                                                       583,300
    85,132   AudioCodes, Ltd. (b)(c)                                         601,883
    62,900   Commscope, Inc. (b)                                           1,478,150
   112,913   Powerwave Technologies,
              Inc. (b)                                                     1,637,238
   130,512   Tekelec (b)                                                   3,536,875
                                                                        ------------
                                                                           7,837,446
                                                                        ------------
     Computer Networking (4.3%)
    74,600   Emulex Corporation (b)                                        3,013,840
   127,800   Radiant Systems, Inc. (b)                                     2,060,136
   391,800   Redback Networks, Inc. (b)                                    3,494,856
                                                                        ------------
                                                                           8,568,832
                                                                        ------------
     Computer Services & Software (12.7%)
   114,700   Agile Software
              Corporation (b)                                              1,949,900
    48,000   Avant! Corporation (b)                                          638,400
    40,455   Backweb Technologies,
              Ltd. (b)(c)                                                     64,728
    34,300   Embarcadero Technologies,
              Inc. (b)                                                       765,233
    50,700   Informatica Corporation (b)                                     880,152
    64,600   Interwoven, Inc. (b)                                          1,091,740
    52,900   Manhattan Associates,
              Inc. (b)                                                     2,102,775
   113,732   Manugistics Group, Inc. (b)                                   2,854,673

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
----------                                                              ------------
  TECHNOLOGY--CONTINUED
   122,200   MatrixOne, Inc. (b)                                        $  2,833,818
    16,800   Netegrity, Inc. (b)                                             504,000
    26,900   NetIQ Corporation (b)                                           841,701
   177,800   Networks Associates,
              Inc. (b)                                                     2,213,610
    25,600   Precise Software Solutions,
              Ltd. (b)(c)                                                    785,920
    40,919   QRS Corporation (b)                                             679,255
    67,950   RSA Security, Inc. (b)                                        2,103,052
    98,998   Sea Change International,
              Inc. (b)                                                     1,784,934
    25,000   SmartForce Public
              Company, Ltd. (b)(c)                                           880,750
    74,000   Take-Two Interactive
              Software, Inc. (b)                                           1,372,700
    25,300   THQ, Inc. (b)                                                 1,246,025
                                                                        ------------
                                                                          25,593,366
                                                                        ------------
     Electrical Defense (.6%)
   117,700   Aeroflex, Inc. (b)                                            1,235,850
                                                                        ------------
     Electrical Instruments (1.2%)
   214,897   APW, Ltd. (b)                                                 2,181,205
     8,500   Coherent, Inc. (b)                                              307,445
                                                                        ------------
                                                                           2,488,650
                                                                        ------------
     Electronics--Computer Distribution (1.1%)
    77,810   Alpha Industries, Inc.(b)                                     2,299,286
                                                                        ------------
     Semiconductor Equipment (10.1%)
   138,811   Anadigics, Inc. (b)                                           3,192,642
    43,300   Brooks Automation,
              Inc. (b)                                                     1,996,130
    21,700   Caliper Technologies
              Corporation (b)                                                456,785
    74,616   Cymer, Inc. (b)                                               1,887,039
    46,323   Dupont Photomasks,
              Inc. (b)                                                     2,235,085
    71,100   Exar Corporation (b)                                          1,404,936
    92,082   Photronics, Inc. (b)                                          2,362,824
   127,400   PRI Automation, Inc. (b)                                      2,360,085
    94,800   Triquint Semiconductor,
              Inc. (b)                                                     2,133,000
    54,100   Varian Semiconductor
             Equipment Associates,
              Inc. (b)                                                     2,272,200
                                                                        ------------
                                                                          20,300,726
                                                                        ------------
     Service--Data Processing (.8%)
   124,964   Documentum, Inc. (b)                                          1,614,535
                                                                        ------------
   TRANSPORTATION (1.2%)
     Airlines (1.2%)
    43,100   Atlantic Coast Airlines
              Holdings, Inc. (b)                                           1,292,569
    42,500   Skywest, Inc.                                                 1,190,000
                                                                        ------------
                                                                           2,482,569
                                                                        ------------
Total common stock
  (cost: $207,530,382)                                                   187,761,858
                                                                        ------------

 SHARES
---------
SHORT-TERM SECURITIES (6.8%)
 9,806,902   Wells Fargo & Company--Cash Investment Fund I,
             current rate 4.190%                                           9,806,902
 3,960,458   Wells Fargo & Company--Treasury Plus Fund,
             current rate 3.810%                                           3,960,458
                                                                        ------------
             Total short-term securities (cost: $13,767,360)              13,767,360
                                                                        ------------
             Total investments in securities (cost: $221,297,742) (d)   $201,529,218
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 1.5% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001, the cost of securities for federal income tax purposes was $221,803,010. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $ 34,057,358
     Gross unrealized depreciation                                       (54,331,150)
                                                                        ------------
     Net unrealized depreciation                                        $(20,273,792)
                                                                        ============

                 See accompanying notes to financial statements.

                    Maturing Government Bond 2002 Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                      COUPON   MATURITY     VALUE(a)
----------                                                     ------   --------    ----------
LONG-TERM DEBT SECURITIES (98.6%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.6%)
$1,028,313   Federal Home Loan Mortgage Corporation
              Strip (b)                                         4.835%  08/15/02    $1,023,624
 1,096,971   Financial Corporation Strip (b)                    6.283%  04/06/02     1,114,625
   565,689   Financial Corporation Strip (b)                    6.763%  08/03/03       586,871
   253,936   FNMA Strip (b)                                     5.370%  05/29/03       255,600
   372,972   FNMA Strip (b)                                     6.367%  08/01/03       382,670
   268,743   FNMA Strip (b)                                     5.250%  08/15/03       269,544
   171,356   Israel Government Trust Certificates (b)           7.030%  05/15/02       175,151
   439,101   Tennessee Valley Authority Strip (b)               7.400%  04/15/03       457,874
 1,122,080   U.S. Treasury Principal Strip (b)                  6.629%  11/15/01     1,134,232
   557,515   U.S. Treasury Principal Strip (b)                  6.784%  08/15/02       573,869
   497,056   U.S. Treasury Principal Strip (b)                  6.545%  02/15/03       513,254
   777,934   U.S. Treasury Strip (b)                            5.692%  02/15/03       793,840
                                                                                    ----------
             Total U.S. government and agencies obligations
              (cost: $7,151,666)                                                     7,281,154
                                                                                    ----------
             Total long-term debt securities (cost: $7,151,666)                      7,281,154
                                                                                    ----------

SHARES
----------
SHORT-TERM SECURITIES (1.4%)

   105,462   Provident Institutional Funds--Federal Trust Fund,
             current rate 4.080%                                                       105,462
                                                                                    ----------
             Total short-term securities (cost: $105,462)                      )       105,462
                                                                                    ----------
             Total investments in securities (cost: $7,257,128) (c)                 $7,386,616
                                                                                    ==========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2001 the cost of securities for federal income tax purposes was $7,258,698. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                  $  133,058
     Gross unrealized depreciation                                                      (5,140)
                                                                                    ----------
     Net unrealized appreciation                                                    $  127,918
                                                                                    ==========

                 See accompanying notes to financial statements.

                    Maturing Government Bond 2006 Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
PRINCIPAL                                                      COUPON   MATURITY     VALUE(a)
---------                                                      ------   --------     --------
LONG-TERM DEBT SECURITIES (98.9%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (98.9%)
$  523,185   Financial Corporation Strip (b)                    5.118%  11/11/06    $  508,922
   724,265   Financial Corporation Strip (b)                    5.369%  08/03/07       701,809
   578,450   Financial Corporation Strip (b)                    7.665%  09/07/07       644,064
   596,851   FNMA Strip (b)                                     7.620%  08/01/05       642,888
   411,651   FNMA Strip (b)                                     5.300%  01/15/07       398,926
   442,109   FNMA Strip (b)                                     5.745%  04/08/07       436,167
   706,377   Israel State Aid Strip (b)                         6.578%  11/15/06       751,959
   642,523   Resolution Funding Corporation Strip (b)           7.461%  07/15/07       722,709
 1,603,761   U.S. Treasury Strip (b)                            6.600%  11/15/06     1,742,352
 1,139,605   U.S. Treasury Strip (b)                            5.653%  02/15/07     1,169,577
                                                                                    ----------
             Total U.S. government and agencies obligations
             (cost: $7,368,777)                                                      7,719,373
                                                                                    ----------
             Total long-term debt securities (cost: $7,368,777)                      7,719,373
                                                                                    ----------

 SHARES
----------
SHORT-TERM SECURITIES (1.1%)
    88,340   Provident Institutional Funds--Federal Trust Fund,
             current rate 4.080%                                                        88,340
                                                                                    ----------
             Total short-term securities (cost: $88,340)                                88,340
                                                                                    ----------
             Total investments in securities (cost: $7,457,117) (c)                 $7,807,713
                                                                                    ==========

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2001 the cost of securities for federal income tax purposes was $7,491,728. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                  $  373,119
     Gross unrealized depreciation                                                     (57,134)
                                                                                    ----------
     Net unrealized appreciation                                                    $  315,985
                                                                                    ==========

                 See accompanying notes to financial statements.

                                                                                      MARKET
PRINCIPAL                                                      COUPON   MATURITY     VALUE(a)
---------                                                      ------   --------     --------
LONG-TERM DEBT SECURITIES (100.4%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.4%)
$  248,484   Financial Corporation Strip (b)                    5.490%  11/02/10    $  232,833
   431,162   Financial Corporation Strip (b)                    7.920%  08/08/11       501,425
   437,299   FNMA Strip (b)                                     6.000%  11/29/09       427,481
   565,861   FNMA Strip (b)                                     5.695%  09/23/10       532,370
   575,430   FNMA Strip (b)                                     5.742%  04/05/11       543,249
    67,753   Israel Government Trust Certificate (b)            7.660%  05/15/10        76,671
   196,897   Israel Government Trust Certificate (b)            6.590%  05/15/10       203,294
   254,501   Israel State Aid Strip (b)                         8.264%  03/15/10       309,169
   556,273   Israel State Aid Strip (b)                         6.850%  08/15/11       600,533
   286,569   Resolution Funding Corporation Strip (b)           6.724%  04/15/11       311,228
   282,870   Turkey Government Trust Certificate (b)            6.687%  11/15/10       297,060
   811,042   U.S. Treasury Strip (b)                            6.247%  05/15/10       856,309
   431,267   U.S. Treasury Strip (b)                            6.511%  02/15/11       466,279
   414,062   U.S. Treasury Strip (b)                            6.658%  08/15/11       454,872
                                                                                    ----------
             Total U.S. government and agencies obligations
             (cost: $5,559,468)                                                      5,812,773
                                                                                    ----------
             Total long-term debt securities (cost: $5,559,468)                      5,812,773
                                                                                    ----------

 SHARES
---------
SHORT-TERM SECURITIES (.2%)

    10,127   Provident Institutional Funds--Federal Trust Fund,
             current rate 4.080%                                                        10,127
                                                                                    ----------
             Total short-term securities (cost: $10,127)                                10,127
                                                                                    ----------
             Total investments in securities (cost: $5,569,595) (c)                 $5,822,900
                                                                                    ==========

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At June 30, 2001 the cost of securities for federal income tax purposes was $5,598,396. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                  $  322,056
     Gross unrealized depreciation                                                     (97,552)
                                                                                    ----------
     Net unrealized appreciation                                                    $  224,504
                                                                                    ==========

                 See accompanying notes to financial statements.

                             Value Stock Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                   (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
COMMON STOCK (88.0%)
   BASIC MATERIALS (3.1%)
     Chemicals (1.4%)
    21,300   Dow Chemical
              Company                                                   $    708,225
   102,000   Lyondell Chemical
             Company                                                       1,568,760
                                                                        ------------
                                                                           2,276,985
                                                                        ------------
     Mining (.6%)
    21,000   Phelps Dodge
              Corporation                                                    871,500
                                                                        ------------
     Paper and Forest (1.1%)
    18,400   Bowater, Inc.                                                   823,216
    23,600   The Timber Company                                              843,700
                                                                        ------------
                                                                           1,666,916
                                                                        ------------
   CAPITAL GOODS (5.0%)
     Aerospace/Defense (.6%)
    11,600   General Dynamics
              Corporation                                                    902,596
                                                                        ------------
     Electrical Equipment (3.8%)
    28,500   Cooper Industries, Inc.                                       1,128,315
    11,300   Emerson Electric
              Company                                                        683,650
    35,800   General Electric
              Company                                                      1,745,250
    27,500   Honeywell International,
              Inc.                                                           962,225
    56,100   SCI Systems, Inc. (b)                                         1,430,550
                                                                        ------------
                                                                           5,949,990
                                                                        ------------
     Manufacturing (.6%)
    16,100   Illinois Tool Works, Inc.                                     1,019,130
                                                                        ------------
   COMMUNICATION SERVICES (7.6%)
     Telecommunication (.9%)
    95,400   Worldcom, Inc. -
              Worldcom Group (b)                                           1,427,184
                                                                        ------------
     Telephone (6.7%)
    65,900   AT&T Corporation                                              1,449,800
    45,850   Bellsouth Corporation                                         1,846,379
    85,210   SBC Communications,
              Inc.                                                         3,413,513
    67,805   Verizon
              Communications, Inc.                                         3,627,568
    96,300   XO Communications,
              Inc. (b)                                                       184,896
                                                                        ------------
                                                                          10,522,156
                                                                        ------------
   CONSUMER CYCLICAL (7.3%)
     Broadcasting (2.0%)
   182,900   AT&T Corporation -
              Liberty Media
              Group (b)                                                    3,198,921
                                                                        ------------
     Houseware (.2%)
    21,500   Corning, Inc.                                                   359,265
                                                                        ------------
     Leisure (.3%)
    33,600   Callaway Golf Company                                           530,880
                                                                        ------------
     Publishing (1.1%)
    25,700   Gannett Company, Inc.                                         1,693,630
                                                                        ------------
     Retail (2.0%)
    39,200   Dollar Tree Stores,
              Inc. (b)                                                     1,091,328
     9,800   Home Depot, Inc.                                                456,190
    53,700   RadioShack Corporation                                        1,637,850
                                                                        ------------
                                                                           3,185,368
                                                                        ------------
     Service (1.7%)
   112,575   Cendant Corporation (b)                                       2,195,213
    39,800   Servicemaster Company                                           473,708
                                                                        ------------
                                                                           2,668,921
                                                                        ------------
   CONSUMER STAPLES (12.2%)
     Beverage (1.1%)
    19,600   Anheuser-Busch
              Companies, Inc.                                                807,520
    22,700   Pepsico, Inc.                                                 1,003,340
                                                                        ------------
                                                                           1,810,860
                                                                        ------------
     Broadcasting (3.0%)
    24,900   Charter
              Communications,
              Inc. (b)                                                       581,415
    35,300   Clear Channel
              Communications,
              Inc. (b)                                                     2,213,310
    43,000   Comcast Corporation (b)                                       1,866,200
                                                                        ------------
                                                                           4,660,925
                                                                        ------------
     Entertainment (3.0%)
    95,300   The Walt Disney
              Company                                                      2,753,217
    36,700   Viacom, Inc. (b)                                              1,899,225
                                                                        ------------
                                                                           4,652,442
                                                                        ------------
     Food (1.2%)
    21,000   Quaker Oats Company                                           1,916,250
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
---------                                                               ------------
CONSUMER STAPLES--CONTINUED
 Household Products (1.3%)
    32,100   Procter & Gamble
              Company                                                   $  2,047,980
                                                                        ------------
     Restaurants (1.0%)
    58,900   McDonalds Corporation                                         1,593,834
                                                                        ------------
     Tobacco (1.6%)
    48,300   Philip Morris
              Companies, Inc.                                              2,451,225
                                                                        ------------
   ENERGY (7.6%)
     Oil (5.5%)
     8,200   Chevron Corporation                                             742,100
    90,052   Exxon Mobil
              Corporation                                                  7,866,041
                                                                        ------------
                                                                           8,608,141
                                                                        ------------
     Oil & Gas (2.1%)
    50,200   Texaco, Inc.                                                  3,343,320
                                                                        ------------
   FINANCIAL (27.8%)
     Auto Finance (.9%)
    37,300   Fleet Boston Financial
              Corporation                                                  1,471,485
                                                                        ------------
     Banks (7.9%)
    40,480   Bank of America
              Corporation                                                  2,430,014
    93,922   JP Morgan Chase and
              Company                                                      4,188,921
   140,194   U.S. Bancorp                                                  3,195,021
    55,600   Wells Fargo & Company                                         2,581,508
                                                                        ------------
                                                                          12,395,464
                                                                        ------------
     Consumer Finance (1.9%)
    35,200   American Express
              Company                                                      1,365,760
    26,400   Capital One Financial
              Corporation                                                  1,584,000
                                                                        ------------
                                                                           2,949,760
                                                                        ------------
     Finance-- Diversified (3.5%)
    16,900   American General
              Corporation                                                    785,005
    16,310   Federal National
              Mortgage Association                                         1,388,797
    29,500   Freddie Mac                                                   2,065,000
    22,000   Providian Financial
              Corporation                                                  1,302,400
                                                                        ------------
                                                                           5,541,202
                                                                        ------------
     Insurance (2.8%)
    35,650   American International
              Group, Inc.                                                  3,065,900
    31,700   Nationwide Financial
              Services, Inc.                                               1,383,705
                                                                        ------------
                                                                           4,449,605
                                                                        ------------
     Investment Bankers/Brokers (7.9%)
   138,106   CitiGroup, Inc.                                               7,297,521
    24,400   Goldman Sachs
              Group, Inc.                                                  2,093,520
    47,110   Morgan Stanley Dean
              Witter & Company                                             3,025,875
                                                                        ------------
                                                                          12,416,916
                                                                        ------------
     Investment Companies (1.0%)
    14,700   DIAMONDS Trust
              Series I                                                     1,546,440
                                                                        ------------
     Real Estate Investment Trust (1.9%)
    49,200   Archstone Communities
              Trust                                                        1,268,376
    75,900   ProLogis Trust                                                1,724,448
                                                                        ------------
                                                                           2,992,824
                                                                        ------------
   HEALTH CARE (7.1%)
     Drugs (2.9%)
    53,300   Merck & Company, Inc.                                         3,406,403
    30,900   Pfizer, Inc.                                                  1,237,545
                                                                        ------------
                                                                           4,643,948
                                                                        ------------
     Health Care--Diversified (2.2%)
    69,000   Johnson & Johnson                                             3,450,000
                                                                        ------------
     Managed Care (1.3%)
    65,900   Orthodontic Centers
              of America (b)                                               2,003,360
                                                                        ------------
     Medical Products/Supplies (.7%)
    32,800   Guidant Corporation (b)                                       1,180,800
                                                                        ------------
   TECHNOLOGY (4.2%)
     Communications Equipment (1.9%)
   215,800   ADC
              Telecommunications,
              Inc. (b)                                                     1,424,280
    79,200   McLeodUSA, Inc. (b)                                             363,528
    60,800   Tellabs, Inc. (b)                                             1,172,224
                                                                        ------------
                                                                           2,960,032
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
----------                                                              ------------
TECHNOLOGY--CONTINUED
     Computer Hardware (.8%)
    77,700   Compaq Computer
              Corporation                                               $  1,203,573
                                                                        ------------
     Electronics-- Computer Distribution (1.5%)
    63,100   AVX Corporation                                               1,325,100
   116,200   United
              Microelectronics (b)(c)                                      1,034,180
                                                                        ------------
                                                                           2,359,280
                                                                        ------------
   UTILITIES (6.1%)
     Electric Companies (1.7%)
    16,300   AES Corporation (b)                                             701,715
    45,500   Firstenergy Corporation                                       1,463,280
    13,200   GPU, Inc.                                                       463,980
                                                                        ------------
                                                                           2,628,975
                                                                        ------------
     Natural Gas (1.5%)
    73,600   Williams Companies,
              Inc.                                                         2,425,120
                                                                        ------------
     Power Products-- Industrial (2.9%)
    75,623   Mirant Corporation (b)                                        2,601,431
    87,500   NRG Energy, Inc. (b)                                          1,932,000
                                                                        ------------
                                                                           4,533,431
                                                                        ------------
Total common stock
  (cost: $130,115,100)                                                   138,510,634
                                                                        ------------

SHARES/PAR                                         RATE        MATURITY
----------                                        -------     ---------
SHORT-TERM SECURITIES (10.2%)
 1,890,000   General Electric Capital
              Corporation                          3.714%     08/01/01     1,883,477
 3,195,000   PPG Industries, Inc.                  3.711%     07/23/01     3,186,902
 1,000,000   Verizon Global Funding                3.787%     08/06/01       996,034
 6,918,305   Federated Money Market
              Obligations Trust--Prime Obligation Fund, current
               rate 4.170%                                                 6,918,305
    59,390   Wells Fargo & Company--Cash Investment Fund I, current
              rate 4.190%                                                     59,390
                                                                        ------------
             Total short-term securities (cost: $16,100,064)              16,098,271
                                                                        ------------
             Total investments in securities (cost: $146,215,164) (d)   $154,608,905
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held .7% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001, the cost of securities for federal income tax purposes was $149,057,856. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $ 18,454,778
     Gross unrealized depreciation                                       (12,903,729)
                                                                        ------------
     Net unrealized appreciation                                        $  5,551,049
                                                                        ============

                 See accompanying notes to financial statements.

                         Small Company Value Portfolio
                            Investments in Securities
                                  JUNE 30, 2001
                                   (UNAUDITED)
      (Percentages of each investment category relate to total net assets.)

                                                                           MARKET
SHARES                                                                    VALUE(a)
----------                                                              ------------
COMMON STOCK (85.9%)
   BASIC MATERIALS (7.7%)
     Agriculture Products (.3%)
     2,600   NCO Group, Inc. (b)                                        $     80,418
     1,900   Valmont Industries, Inc.                                         34,580
                                                                        ------------
                                                                             114,998
                                                                        ------------
     Chemicals (6.6%)
    48,700   Agrium, Inc. (c)                                                487,000
    24,000   American Pacific
              Corporation (b)                                                154,560
     3,200   Cabot Microcelectronics
              Corporation (b)                                                198,400
     1,900   Cambrex Corporation                                              96,102
    95,900   Methanex
              Corporation (b)(c)                                             503,475
     7,000   Minerals Technologies,
              Inc.                                                           300,440
     9,500   PolyOne Corporation                                              98,895
    14,000   Stepan Company                                                  366,800
                                                                        ------------
                                                                           2,205,672
                                                                        ------------
     Iron and Steel (.2%)
     2,814   Belden, Inc.                                                     75,274
                                                                        ------------
     Paper and Forest (.6%)
    13,400   Packaging Corporation
              of America (b)                                                 208,102
                                                                        ------------
   CAPITAL GOODS (9.9%)
     Aerospace/Defense (1.3%)
    11,300   BE Aerospace, Inc. (b)                                          215,265
     1,695   Curtiss Wright
              Corporation                                                     91,021
     7,800   Teledyne Technologies,
              Inc. (b)                                                       118,560
                                                                        ------------
                                                                             424,846
                                                                        ------------
     Electrical Equipment (.3%)
     4,400   Technitrol, Inc.                                                114,400
                                                                        ------------
     Engineering/Construction (.7%)
    11,700   Elcor Corporation                                               236,925
                                                                        ------------
     Machinery (4.5%)
    12,100   CTB International
              Corporation (b)                                                106,480
    20,500   Denison International
              PLC (b)(c)                                                     338,455
       300   Global Power Equipment
              Group (b)                                                        8,790
    33,000   JLG Industries, Inc.                                            407,550
    41,800   Wabtec Corporation                                              627,000
                                                                        ------------
                                                                           1,488,275
                                                                        ------------
     Manufacturing (1.2%)
     3,600   ACT Manufacturing,
              Inc. (b)                                                        39,384
       800   Dal-Tile International,
              Inc. (b)                                                        14,840
    15,000   GenTek, Inc. (b)                                                 79,500
     1,887   GSI Group, Inc. (b)(c)                                           17,455
    10,600   Hawk Corporation (b)                                             65,720
    11,000   Steelcase, Inc.                                                 131,450
     2,965   Wolverine Tube,
              Inc. (b)                                                        49,130
                                                                        ------------
                                                                             397,479
                                                                        ------------
     Metal Fabrication (1.7%)
    27,000   ABC-NACO, Inc. (b)                                               28,080
    19,475   Ladish Company,
              Inc. (b)                                                       260,381
    12,208   Penn Engineering &
              Manufacturing
              Corporation                                                    213,640
     1,400   Triumph Group,
              Inc. (b)                                                        68,600
                                                                        ------------
                                                                             570,701
                                                                        ------------
     Trucks and Parts (.2%)
     2,700   Navistar International
              Corporation (b)                                                 75,951
                                                                        ------------
   COMMUNICATION SERVICES (.1%)
     Telecommunication (.1%)
     3,257   Channell Commercial
              Corporation (b)                                                 17,914
                                                                        ------------
   CONSUMER CYCLICAL (20.8%)
     Auto (5.3%)
    13,000   American Axle &
             Manufacturing
              Holdings (b)                                                   216,450
    17,100   Borg-Warner Automotive,
              Inc.                                                           848,502
     8,600   Dura Automotive
              Systems, Inc. (b)                                              137,600
    13,100   Lear Corporation (b)                                            457,190
    29,100   Titan International,
              Inc. (b)                                                       118,728
                                                                        ------------
                                                                           1,778,470
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
CONSUMER CYCLICAL--CONTINUED
 Building Materials (.4%)
     3,900   Nortek, Inc. (b)                                           $    121,758
                                                                        ------------
     Houseware (.2%)
     2,500   Furniture Brands
              International, Inc. (b)                                         70,000
                                                                        ------------
     Leisure (2.2%)
     7,300   International Game
              Technology (b)                                                 456,907
    16,400   Steinway Musical
              Instruments, Inc. (b)                                          289,460
                                                                        ------------
                                                                             746,367
                                                                        ------------
     Lodging-Hotel (1.0%)
     3,075   MGM Grand, Inc. (b)                                              92,127
    15,000   Station Casinos, Inc. (b)                                       240,000
                                                                        ------------
                                                                             332,127
                                                                        ------------
     Photography/Imagery (.2%)
     2,553   CPI Corporation                                                  62,549
                                                                        ------------
     Publishing (1.7%)
    10,300   A.H. Belo Corporation                                           194,052
    28,000   Hollinger International,
              Inc.                                                           385,000
                                                                        ------------
                                                                             579,052
                                                                        ------------
     Retail (1.8%)
     2,300   Ann Taylor Stores
              Corporation (b)                                                 82,340
     8,000   Big Lots, Inc. (b)                                              109,440
     3,500   Michaels Stores, Inc. (b)                                       143,500
     4,300   OshKosh B'Gosh, Inc.                                            142,975
     7,489   Whitehall Jewellers,
              Inc. (b)                                                        68,599
     2,300   Wilsons The Leather
              Experts, Inc. (b)                                               42,665
                                                                        ------------
                                                                             589,519
                                                                        ------------
     Service (8.0%)
     9,300   Anchor Gaming (b)                                               600,966
    14,100   Argosy Gaming
              Company (b)                                                    391,416
     3,600   Catalina Marketing
              Corporation (b)                                                109,836
    19,600   Harrahs Entertainment,
              Inc. (b)                                                       691,880
    31,300   Mandalay Resort
              Group (b)                                                      857,620
                                                                        ------------
                                                                           2,651,718
                                                                        ------------
   CONSUMER STAPLES (2.9%)
     Agriculture Products (.4%)
     4,700   Corn Products
              International, Inc.                                            150,400
                                                                        ------------
     Broadcasting (1.0%)
     2,400   Cox Enterprises (b)                                              66,840
    12,000   Interep National Radio
              Sales, Inc. (b)                                                 68,400
     2,483   Salem Communications
              Corporation (b)                                                 54,328
     3,600   Westwood One, Inc. (b)                                          132,660
                                                                        ------------
                                                                             322,228
                                                                        ------------
     Entertainment (.5%)
    11,000   Championship Auto
              Racing Teams, Inc. (b)                                         176,000
                                                                        ------------
     Restaurants (.2%)
     3,000   Zapata Corporation (b)                                           62,730
                                                                        ------------
     Service (.8%)
     5,676   Amerco, Inc. (b)                                                126,575
     5,300   Arbitron, Inc. (b)                                              127,730
                                                                        ------------
                                                                             254,305
                                                                        ------------
   ENERGY (11.4%)
     Mining (.4%)
     4,300   Peabody Holding
              Company (b)                                                    140,825
                                                                        ------------
     Oil (.3%)
    10,200   Newpark Resources,
              Inc. (b)                                                       113,220
                                                                        ------------
     Oil & Gas (10.7%)
    11,000   Cabot Oil & Gas
              Corporation                                                    268,400
    85,200   Canadian 88 Energy
              Corporation (b)(c)                                             128,652
     1,682   Canadian Natural
              Resources, Ltd. (c)                                             49,871
     9,100   Chieftain International,
              Inc. (b)(c)                                                    261,534
     4,300   Clayton Williams Energy,
               Inc. (b)                                                       72,885
     2,900   Core Laboratories
              NV (b)(c)                                                       54,375
     8,400   HS Resources, Inc. (b)                                          544,320
    33,900   Ocean Energy, Inc.                                              591,555
     3,400   OSCA, Inc. (b)                                                   70,448
     2,500   Patina Oil & Gas                                                 66,250
     8,400   Plains Resources,
              Inc. (b)                                                       199,584

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
ENERGY--CONTINUED
     7,122  Pure Resources, Inc. (b)                                    $    128,196
     1,800   Stone Energy
              Corporation (b)                                                 79,740
     8,500   W-H Energy Services,
              Inc. (b)                                                       161,500
    21,000   Western Gas Resources,
              Inc.                                                           684,600
    13,200   XTO Energy Company                                              189,420
                                                                        ------------
                                                                           3,551,330
                                                                        ------------
   FINANCIAL (9.9%)
     Banks (1.3%)
     7,700   Silicon Valley
              Bancshares (b)                                                 169,400
     9,300   Staten Island
              BanCorporation, Inc.                                           259,005
                                                                        ------------
                                                                             428,405
                                                                        ------------
     Commercial Finance (.3%)
     4,000   Dun & Bradstreet
              Corporation (b)                                                112,800
                                                                        ------------
     Finance-- Diversified (1.3%)
     6,500   Dollar Thrifty Auto Group,
              Inc. (b)                                                       156,000
     8,000   Moody's Corporation                                             268,000
                                                                        ------------
                                                                             424,000
                                                                        ------------
     Insurance (5.8%)
    17,100   ACE, Ltd. (b)(c)                                                668,439
     4,300   Everest Re Group, Ltd. (c)                                      321,640
     2,300   Fidelity National
              Finance                                                         56,511
     4,000   Landamerica Financial
              Group                                                          127,400
     3,300   Odyssey Reinsurance
              Holdings Corporation (b)                                        59,631
     7,500   PartnerRe, Ltd. (c)                                             415,500
     3,900   RenaissanceRE Holding,
              Ltd. (c)                                                       288,990
                                                                        ------------
                                                                           1,938,111
                                                                        ------------
     Investment Bankers/Brokers (.1%)
     2,000   Instinet Group, Inc. (b)                                         37,280
                                                                        ------------
     Real Estate Investment Trust (.2%)
     4,500   Entertainment Properties
              Trust                                                           82,125
                                                                        ------------
     Savings and Loans (.9%)
     7,000   Dime Bancorp, Inc.                                              260,750
     7,000   Dime Bancorp, Inc. (b)                                            1,960
     1,300   Richmond County
              Financial Corporation                                           48,776
                                                                        ------------
                                                                             311,486
                                                                        ------------
   HEALTH CARE (5.2%)
     Biotechnology (.5%)
       800   Aviron (b)                                                       45,600
     4,318   Invivo Corporation (b)                                           41,366
     6,100   Versicor (b)                                                     76,494
                                                                        ------------
                                                                             163,460
                                                                        ------------
     Drugs (1.6%)
    26,300   Sangstat Medical
              Corporation (b)                                                430,794
     2,200   Sepracor, Inc. (b)                                               87,560
                                                                        ------------
                                                                             518,354
                                                                        ------------
     Hospital Management (.2%)
     2,000   Community Health
              Systems (b)                                                     59,000
                                                                        ------------
     Medical Products/Supplies (1.3%)
    17,900   Aradigm Corporation (b)                                         125,300
     4,300   ArthoCare Corporation (b)                                       112,445
    11,900   Aspect Medical Systems,
              Inc. (b)                                                       184,450
                                                                        ------------
                                                                             422,195
                                                                        ------------
     Special Services (1.6%)
    25,400   DaVita, Inc. (b)                                                516,382
     1,200   Dynacare, Inc. (b)(c)                                            11,880
                                                                        ------------
                                                                             528,262
                                                                        ------------
   TECHNOLOGY (13.1%)
     Communications Equipment (.6%)
       933   Alamosa PCS Holdings,
              Inc. (b)                                                        15,208
     7,300   Plantronics, Inc. (b)                                           168,995
       100   Tellium, Inc. (b)                                                 1,820
                                                                        ------------
                                                                             186,023
                                                                        ------------
     Computer Hardware (.3%)
     5,600   SBS Technologies,
              Inc. (b)                                                       105,952
                                                                        ------------
     Computer Peripherals (.4%)
     6,300   Hutchinson Technology,
              Inc. (b)                                                       120,015
                                                                        ------------
     Computer Services & Software (.7%)
    11,200   Micros Systems, Inc. (b)                                        246,400
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
---------                                                               ------------
TECHNOLOGY--CONTINUED
  Electrical Defense (1.1%)
     3,900   Alliant Techsystems,
              Inc. (b)                                                  $    350,610
                                                                        ------------
     Electrical Instruments (2.7%)
    15,400   BEI Technologies, Inc.                                          415,954
     3,850   BEI Technologies, Inc. (b)                                          308
     4,500   Benchmark Electronics,
              Inc. (b)                                                       109,620
     2,300   Cognex Corporation (b)                                           77,855
     7,800   Coherent, Inc. (b)                                              282,126
     4,400   Nova Measuring
              Instruments, Ltd. (b)(c)                                        25,784
                                                                        ------------
                                                                             911,647
                                                                        ------------
     Electrical Semiconductor (2.0%)
    14,000   Actel Corporation (b)                                           343,700
     2,300   Axcelis Technologies,
              Inc. (b)                                                        34,040
    12,800   Entegris, Inc. (b)                                              146,560
     5,200   ON Semiconductor
              Corporation (b)                                                 23,660
     9,800   Tvia, Inc. (b)                                                   22,050
     2,400   Veeco Instruments, Inc. (b)                                      95,400
                                                                        ------------
                                                                             665,410
                                                                        ------------
     Electronics-- Computer Distribution (1.2%)
    10,900   Kemet Corporation (b)                                           215,929
     7,900   Thomas and Betts
              Corporation                                                    174,353
                                                                        ------------
                                                                             390,282
                                                                        ------------
     Equipment Semiconductor (1.0%)
     1,300   Advanced Technology
              Materials, Inc. (b)                                             39,000
    10,200   MKS Instruments, Inc. (b)                                       293,760
                                                                        ------------
                                                                             332,760
                                                                        ------------
     Publishing (1.9%)
    20,000   Proquest Company (b)                                            619,800
                                                                        ------------
     Semiconductor Equipment (.4%)
     3,100   Varian Semiconductor
              Equipment Associates,
              Inc. (b)                                                  $    130,200
                                                                        ------------
     Service-- Data Processing (.8%)
     4,350   Fair Isaac & Company                                            268,917
                                                                        ------------
   TRANSPORTATION (3.2%)
     Air Freight (.5%)
    14,000   AirNet Systems, Inc. (b)                                         93,800
     3,900   EGL, Inc. (b)                                                    68,094
                                                                        ------------
                                                                             161,894
                                                                        ------------
     Airlines (2.0%)
    22,300   America West Holdings
              Corporation (b)                                                222,331
    35,000   Mesa Air Group, Inc. (b)                                        432,250
                                                                        ------------
                                                                             654,581
                                                                        ------------
     Railroads (.5%)
     9,000   Genesee & Wyoming,
              Inc. (b)                                                       175,500
                                                                        ------------
     Shipping (.2%)
     4,500   General Maritime
              Corporation (b)                                                 65,700
                                                                        ------------
   UTILITIES (1.7%)
     Electric Companies (1.7%)
       300   Allegheny Energy, Inc.                                           14,475
       800   Black Hills Corporation                                          32,184
    13,700   Sierra Pacific Resources                                        219,063
    14,300   Western Resources, Inc.                                         307,450
                                                                        ------------
                                                                             573,172
                                                                        ------------
Total common stock
  (cost: $21,744,052)                                                     28,617,476
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
SHARES/PAR                                         RATE      MATURITY     VALUE(a)
----------                                        -------    ---------  ------------
SHORT-TERM SECURITIES (13.0%)

   999,350   American Express Credit Corporation   3.957%     07/05/01  $    999,350
   998,830   Household Finance Corporation         3.888%     07/10/01       998,830
 1,674,943   Wells Fargo & Company--Cash Investment
              Fund I, current rate 4.190%                                  1,674,943
   661,507   Wells Fargo & Company-- Treasury Plus Fund,
              current rate 3.810%                                            661,507
                                                                        ------------
             Total short-term securities (cost: $4,335,059)                4,334,630
                                                                        ------------
             Total investments in securities (cost: $26,079,111)(d)     $ 32,952,106
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 10.7% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001, the cost of securities for federal income tax purposes was $26,162,866. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $  8,472,026
     Gross unrealized depreciation                                        (1,682,786)
                                                                        ------------
     Net unrealized appreciation                                        $  6,789,240
                                                                        ============

                 See accompanying notes to financial statements.

                             Global Bond Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                                                     MARKET
PRINCIPAL(b)                                                               COUPON  MATURITY         VALUE(a)
-----------                                                                ------  -------        ------------
LONG-TERM DEBT SECURITIES (95.9%)
   AUSTRALIA (2.8%)
     Government (2.8%)
  2,000,000   Australian Government (Australian Dollar)                    6.500%   05/15/13      $  1,045,303
                                                                                                  ------------
   CANADA (6.1%)
     Electric Companies (.3%)
    100,000   Hydro-Quebec (Canadian Dollar)                               6.300%   05/11/11            98,203
     Government (5.8%)
  2,430,000   Government of Canada (Canadian Dollar)                       6.000%   06/01/11         1,610,435
    450,000   Government of Canada (U.S. Dollar)                           6.375%   11/30/04           466,538
    100,000   Quebec Province of Canada (U.S. Dollar)                      6.125%   01/22/11            96,521
                                                                                                  ------------
                                                                                                    2,271,697
                                                                                                  ------------
   DENMARK (3.4%)
     Government (3.4%)
 10,500,000   Denmark (Danish Krona)                                       8.000%   05/15/03         1,259,410
                                                                                                  ------------
   FRANCE (.3%)
     Insurance (.3%)
    100,000   AXA (U.S. Dollar)                                            8.600%   12/15/30           109,853
                                                                                                  ------------
   GERMANY (11.9%)
     Chemicals (.1%)
     70,000   Neste Chemical (Danish Krona)                               12.250%   08/15/10            45,632
     Government (11.7%)
  1,700,000   Bundesrepublic (Euro)                                        3.750%   01/04/09         1,334,877
  1,700,000   Bundesrepublic (Euro)                                        4.750%   07/04/28         1,245,554
  1,600,000   Deutschland Republic (Euro)                                  6.000%   09/15/03         1,397,021
    478,000   Deutschland Republic (Euro)                                  6.250%   01/04/24           433,285
     Textiles (.1%)
     60,000   Levi Strauss (Euro)                                         11.625%   01/15/08            46,224
                                                                                                  ------------
                                                                                                     4,502,593
                                                                                                  ------------
   GREECE (.6%)
     Electrical Equipment (.6%)
    300,000   Public Power Corporation (Euro)                              4.500%   03/12/09           231,236
                                                                                                  ------------
   ITALY (2.5%)
     Government (2.5%)
  1,000,000   Republic of Italy (Japanese Yen)                             3.750%   06/08/05           923,431
                                                                                                  ------------
   JAPAN (8.9%)
     Government (8.9%)
 41,000,000   Japan (Japanese Yen)                                         0.500%   03/20/06           330,683
131,000,000   Japan (Japanese Yen)                                         1.100%   03/21/11         1,045,416
 85,000,000   Japan (Japanese Yen)                                         1.900%   03/22/21           688,989
161,000,000   Japan (Japanese Yen)                                         2.200%   05/20/31         1,291,305
                                                                                                  ------------
                                                                                                     3,356,393
                                                                                                  ------------

              See accompanying notes to investments in securities.

                                                                                                    MARKET
PRINCIPAL(b)                                                              COUPON   MATURITY        VALUE(a)
------------                                                              ------   --------       ------------
MEXICO (5.2%)
     Government (5.2%)
  9,600,000   Mexican Bonos (Mexican Peso)                                14.500%   05/12/05      $  1,128,316
100,000,000   United Mexican States (Japanese Yen)                         3.000%   12/01/03           826,434
                                                                                                  ------------
                                                                                                     1,954,750
                                                                                                  ------------
   NETHERLANDS (.9%)
     Telecommunication (.9%)
    230,000   KPN (Euro)                                                   6.050%   06/13/03           193,306
    120,000   KPNQwest (Euro)                                              7.125%   06/01/09            55,368
     60,000   Telone (Euro)                                               12.375%   02/01/08            38,529
    160,000   Versatel Telecom 144A Issue (Euro) (c)                      11.250%   03/30/10            52,151
                                                                                                  ------------
                                                                                                       339,354
                                                                                                  ------------
   NORWAY (5.8%)
     Government (5.8%)
  5,970,000   Norway (Norwegian Krone)                                     5.500%   05/15/09         1,587,058
  5,630,000   Norway (Norwegian Krone)                                     6.000%   05/16/11           573,556
                                                                                                  ------------
                                                                                                     2,160,614
                                                                                                  ------------
   POLAND (2.4%)
     Government (2.4%)
  2,900,000   Poland Government (Polish Zloty)                             6.000%   11/24/09           490,986
  1,933,000   Poland Government (Polish Zloty)                             8.500%   06/12/05           402,457
                                                                                                  ------------
                                                                                                       893,443
                                                                                                  ------------
   SOUTH AFRICA (2.2%)
     Government (2.2%)
  5,794,000   South Africa (South African Rand)                           13.000%   08/31/10           810,372
                                                                                                  ------------
   SOUTH KOREA (.7%)
     Government (.7%)
 20,000,000   Korea Development Bank (Japanese Yen)                        1.650%   12/02/02           161,023
 15,000,000   Korea Industries (Japanese Yen)                              2.200%   08/07/02           121,482
                                                                                                  ------------
                                                                                                       282,505
                                                                                                  ------------
   SWEDEN (5.6%)
     Government (5.6%)
  5,700,000   Sweden (Swedish Krona)                                       3.500%   04/20/06           487,753
  8,000,000   Sweden (Swedish Krona)                                       5.000%   01/28/09           718,705
  8,800,000   Sweden (Swedish Krona)                                       6.750%   05/05/14           889,657
                                                                                                  ------------
                                                                                                     2,096,115
                                                                                                  ------------
   UNITED KINGDOM (4.6%)
     Electrical Equipment (.2%)
     60,000   Energis (British Sterling Pound)                             9.125%   03/15/10            74,891
  Government (4.1%)
    280,000   UK Treasury (British Sterling Pound)                         8.000%   06/10/03           411,276
    460,000   UK Treasury (British Sterling Pound)                         9.000%   07/12/11           834,234
    200,000   UK Treasury (British Sterling Pound)                         9.750%   08/27/02           293,291

              See accompanying notes to investments in securities.

                                                                                                     MARKET
PRINCIPAL(b)                                                              COUPON   MATURITY         VALUE(a)
-----------                                                               ------   --------         ---------
UNITED KINGDOM--CONTINUED
     Houseware (.2%)
     60,000   Travelex PLC 144A Issue
                   (British Sterling Pound) (c)                           10.500%   07/31/10    $       85,228
Telecommunication (.1%)
     60,000   Colt Telephone (British Sterling Pound)                      7.625%   12/15/09            40,413
                                                                                                  ------------
                                                                                                     1,739,333
                                                                                                  ------------
UNITED STATES (32.0%)
Aerospace/Defense (.5%)
    200,000   Boeing Company (U.S. Dollar)                                 6.350%   11/15/07           201,976
Agriculture Products (.5%)
    200,000   Archer-Daniels-Midland Company (U.S. Dollar)                 7.000%   02/01/31           193,428
Aluminum (.6%)
    200,000   Alcoa, Inc. (U.S. Dollar)                                    7.375%   08/01/10           210,839
Auto Finance (1.1%)
    250,000   Ford Motor Credit Corporation (U.S. Dollar)                  7.500%   03/15/05           259,435
    150,000   General Motors Acceptance Corporation
               (U.S. Dollar)                                               6.750%   01/15/06           152,318
Banks (.6%)
    200,000   Wells Fargo Bank NA (U.S. Dollar)                            7.550%   06/21/10           211,467
Computer Services & Software (.3%)
    100,000   AOL Time Warner, Inc. (U.S. Dollar)                          6.750%   04/15/11            98,411
Construction (.4%)
    150,000   Vulcan Materials, Inc. (U.S. Dollar)                         6.400%   02/01/06           150,646
Electric Companies (1.2%)
    100,000   Williams Company (U.S. Dollar)                               7.750%   06/15/31            96,524
    250,000   Wisconsin Power & Light (U.S. Dollar)                        7.000%   06/15/07           257,451
    100,000   Dynegy (U.S. Dollar)                                         7.670%   11/08/16            99,306
Finance-- Diversified (.7%)
    250,000   AIG Sunamerica, Inc. 144A Issue (U.S. Dollar) (c)            7.600%   06/15/05           266,032
Insurance (.3%)
    100,000   Prudential (U.S. Dollar)                                     6.600%   05/15/08            99,265
Investment Bankers/Brokers (.5%)
    200,000   Morgan Stanley Dean Witter & Company
                   (U.S. Dollar)                                           6.750%   04/15/11           198,613
Natural Gas (.1%)
     50,000   El Paso Energy Corporation (U.S. Dollar)                     6.950%   12/15/07            49,492
Power Products-- Industrial (.4%)
    150,000   Xcel Energy, Inc. (U.S. Dollar)                              7.000%   12/01/10           150,476
Telecommunication (1.9%)
     60,000   AES Corporation (U.S. Dollar)                                8.375%   03/01/11            84,004
    100,000   Fresenius (U.S. Dollar)                                      7.375%   06/15/11            83,390
    250,000   GTE Corporation (U.S. Dollar)                                9.100%   06/01/03           268,135
     70,000   Huntsman (U.S. Dollar)                                      10.125%   07/01/09            58,077
     90,000   NTL, Inc. (U.S. Dollar)                                      9.500%   04/01/08            82,085
    125,000   Worldcom, Inc. (U.S. Dollar)                                 7.500%   05/15/11           121,706
Textiles (.1%)
     60,000   Levi Sereu (U.S. Dollar)                                    11.625%   01/15/08            46,224

              See accompanying notes to investments in securities.

                                                                                                      MARKET
PRINCIPAL(b)                                                               COUPON   MATURITY         VALUE(a)
-----------                                                                ------   --------       -----------
UNITED STATES--CONTINUED
     U.S. Government and Agencies Obligations (22.8%)
    157,024   FHLMC (U.S. Dollar)                                          6.500%   05/01/13      $    158,620
    468,527   FHLMC (U.S. Dollar)                                          6.500%   06/01/29           462,085
    489,359   FHLMC (U.S. Dollar)                                          6.500%   06/01/29           482,559
    250,000   FHLMC (U.S. Dollar)                                          7.000%   07/15/05           264,190
    250,000   FHLMC (U.S. Dollar)                                          7.000%   03/15/10           264,365
    186,918   FNMA (U.S. Dollar)                                           6.000%   08/01/14           184,189
    100,000   FNMA (U.S. Dollar)                                           6.250%   02/01/11            99,460
     99,274   FNMA (U.S. Dollar)                                           6.500%   01/01/08            99,910
     85,026   FNMA (U.S. Dollar)                                           6.500%   08/01/14            85,303
     82,516   FNMA (U.S. Dollar)                                           6.500%   10/01/15            82,784
    145,723   FNMA (U.S. Dollar)                                           6.500%   01/01/30           143,484
     96,129   FNMA (U.S. Dollar)                                           6.500%   04/01/30            94,652
    250,000   FNMA (U.S. Dollar)                                           6.500%   06/01/31           246,159
    381,773   FNMA (U.S. Dollar)                                           7.000%   02/01/29           385,265
    747,943   FNMA (U.S. Dollar)                                           7.000%   01/01/31           751,379
    344,906   FNMA (U.S. Dollar)                                           7.000%   04/01/31           346,651
    250,000   FNMA (U.S. Dollar)                                           7.000%   06/01/31           251,149
    200,000   FNMA (U.S. Dollar)                                           7.000%   06/01/31           200,919
    650,000   FNMA (U.S. Dollar)                                           7.125%   02/15/05           690,225
    157,435   GNMA (U.S. Dollar)                                           6.500%   11/15/28           155,908
    498,953   GNMA (U.S. Dollar)                                           7.500%   01/01/30           512,134
    200,000   GNMA (U.S. Dollar)                                           7.500%   06/15/31           205,283
    250,000   GNMA (U.S. Dollar)                                           7.500%   06/15/31           256,604
    764,064   Treasury Inflation Index (U.S. Dollar)                       3.625%   01/15/08           781,255
    425,000   U.S. Treasury Bond (U.S. Dollar)                             5.000%   02/15/11           412,383
    750,000   U.S. Treasury Bond (U.S. Dollar)                             5.250%   02/15/29           686,573
    100,000   U.S. Treasury Note (U.S. Dollar)                             4.625%   02/28/03           100,662
     50,000   U.S. Treasury Note (U.S. Dollar)                             6.125%   08/15/29            51,885
    100,000   U.S. Treasury Note (U.S. Dollar)                             6.250%   05/15/30           106,046
                                                                                                  ------------
                                                                                                    12,001,381
                                                                                                  ------------
             Total long-term debt securities (cost: $37,120,375)                                    35,977,783
                                                                                                  ------------

SHARES
-------
SHORT-TERM SECURITIES (1.4%)

    480,113   Federated Money Market Obligations Trust-- Prime Obligation Fund
                  (U.S. Dollar), current rate 4.170%                                                   480,113
     64,473   Provident Institutional Funds -- Temp Fund Portfolio
                  current rate 4.080%                                                                   64,473
                                                                                                  ------------
                                                                                                       544,586
                                                                                                  ------------
              Total short-term securities (cost: $544,586)                                             544,586
                                                                                                  ------------
              Total investments in securities (cost: $37,664,961) (d)                             $ 36,522,369
                                                                                                  ============

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for debt securities are denominated in the currencies indicated.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) At June 30, 2001 the cost of securities for federal income tax purposes was $37,740,466. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                $    412,660
     Gross unrealized depreciation                                                                  (1,630,757)
                                                                                                  ------------
     Net unrealized depreciation                                                                  $ (1,218,097)
                                                                                                  ============

              See accompanying notes to investments in securities.

                          Index 400 Mid-Cap Portfolio
                           Investments in Securities
                                 JUNE 30, 2001
                                  (UNAUDITED)
     (Percentages of each investment category relate to total net assets.)

                                                                           MARKET
 SHARES                                                                   VALUE(a)
---------                                                               ------------
 COMMON STOCK (92.8%)
   BASIC MATERIALS (4.6%)
     Agriculture Products (.1%)
     1,093   NCO Group, Inc. (b)                                        $    33,806
                                                                        ------------
      Chemicals (2.9%)
     1,238   A Schulman, Inc.                                                 16,713
     2,878   Airgas, Inc. (b)                                                 34,248
     1,948   Albemarle Corporation                                            45,135
     2,773   Cabot Corporation                                                99,883
       985   Cabot Microcelectronics
              Corporation (b)                                                 61,070
     4,803   Crompton Corporation                                             52,355
     1,715   Cytec Industries, Inc. (b)                                       65,170
     1,453   Ferro Corporation                                                31,690
       575   HB Fuller Company                                                28,692
     4,873   IMC Global, Inc.                                                 49,705
     2,173   Lubrizol Corporation                                             67,472
     4,992   Lyondell Chemical Company                                        76,777
       792   Minerals Technologies, Inc.                                      33,993
     1,844   Olin Corporation                                                 31,330
     3,991   Quest Diagnostics, Inc. (b)                                     298,726
     4,340   RPM, Inc.                                                        39,928
     4,398   Solutia, Inc.                                                    56,074
     2,064   Valspar Corporation                                              73,272
                                                                        ------------
                                                                           1,162,233
                                                                        ------------
      Construction (.2%)
     2,009   Martin Marietta Materials,
              Inc.                                                            99,425
                                                                        ------------
      Iron and Steel (.3%)
     4,577   AK Steel Corporation                                             57,396
       936   Carpenter Technology
              Corporation                                                     27,415
     1,052   Ryerson Tull, Inc.                                               14,191
     1,928   UCAR International, Inc. (b)                                     23,040
                                                                        ------------
                                                                             122,042
                                                                        ------------
      Paper and Forest (1.1%)
     2,139   Bowater, Inc.                                                    95,699
     2,177   Longview Fibre Company                                           26,821
     1,803   PH Glatfelter Company                                            25,711
     1,159   Rayonier, Inc.                                                   53,836
     4,042   Sonoco Products Company                                         100,565
     3,423   The Timber Company                                              122,372
     2,185   Wausau-Mosinee Paper
              Corporation                                                     28,165
                                                                        ------------
                                                                             453,169
                                                                        ------------
   CAPITAL GOODS (5.7%)
      Aerospace/Defense (.3%)
     2,175   Precision Castparts
              Corporation                                                     81,388
       477   Sequa Corporation                                                21,703
                                                                        ------------
                                                                             103,091
                                                                        ------------
      Electrical Equipment (1.1%)
     3,040   Diebold, Inc.                                                    97,736
     2,484   Hubbell, Inc.                                                    72,036
     6,244   SCI Systems, Inc. (b)                                           159,222
     5,857   Vishay Intertechnology,
              Inc. (b)                                                       134,711
                                                                        ------------
                                                                             463,705
                                                                        ------------
      Engineering/Construction (1.1%)
     1,804   Dycom Industries, Inc. (b)                                       41,366
     1,653   Granite Construction, Inc.                                       42,019
     1,093   Jacobs Engineering
              Group, Inc. (b)                                                 71,296
     1,503   Newport News
              Shipbuilding, Inc.                                              92,059
     2,535   Quanta Services, Inc. (b)                                        55,871
     2,976   United Rentals, Inc. (b)                                         77,227
     4,062   Varco International, Inc. (b)                                    75,594
                                                                        ------------
                                                                             455,432
                                                                        ------------
      Machinery (.9%)
     3,031   Agco Corporation                                                 27,734
     1,313   Albany International
              Corporation                                                     24,816
     2,298   Cooper Cameron
              Corporation  (b)                                               128,228
     2,679   Hanover Compressor
              Company (b)                                                     88,648
     1,273   Kaydon Corporation                                               32,652
     1,212   Kennametal, Inc.                                                 44,723
       738   Tecumseh Products
              Company                                                         36,531
                                                                        ------------
                                                                             383,332
                                                                        ------------
      Manufacturing (1.9%)
     1,400   Ametek, Inc.                                                     42,770
     1,211   Carlisle Companies, Inc.                                         42,228
     1,881   Donaldson Company, Inc.                                          58,593
     1,932   Federal Signal Corporation                                       45,344
     1,610   Flowserve Corporation (b)                                        49,507
     1,285   Nordson Corporation                                              29,953
     2,081   Pentair, Inc.                                                    70,338
     1,685   SPX Corporation (b)                                             210,928
     1,199   Stewart & Stevenson
              Services, Inc.                                                  39,567
     1,636   Teleflex, Inc.                                                   71,984
     1,564   Trinity Industries, Inc.                                         32,672

              See accompanying notes to investments in securities.

                                                                           MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
CAPITAL GOODS--CONTINUED
     1,631   York International
              Corporation                                               $     57,118
                                                                        ------------
                                                                             751,002
                                                                        ------------
      Office Equipment (.4%)
     3,224   Herman Miller, Inc.                                              78,021
     2,516   Hon Industries, Inc.                                             60,938
     1,739   Wallace Computer
              Services, Inc.                                                  28,763
                                                                        ------------
                                                                             167,722
                                                                        ------------
   COMMUNICATION SERVICES (1.7%)
      Cellular (.1%)
     2,340   Price Communications
              Corporation (b)                                                 47,245
                                                                        ------------
     Telecommunication (.2%)
     3,523   Polycom, Inc. (b)                                                81,346
                                                                        ------------
      Telephone (1.4%)
     3,445   Advanced Fibre
              Communication, Inc. (b)                                         72,345
     9,261   Broadwing, Inc. (b)                                             226,431
     2,491   Telephone and Data
              Systems, Inc.                                                  270,896
                                                                        ------------
                                                                             569,672
                                                                        ------------
   CONSUMER CYCLICAL (12.7%)
      Auto (.8%)
     2,797   ArvinMeritor, Inc.                                               46,822
       786   Bandag, Inc.                                                     21,458
     1,062   Borg-Warner Automotive,
              Inc.                                                            52,696
     1,690   Harsco Corporation                                               45,850
     2,712   Lear Corporation (b)                                             94,649
     1,149   Modine Manufacturing
              Company                                                         31,689
     1,049   Superior Industries
              International, Inc.                                             40,177
                                                                        ------------
                                                                             333,341
                                                                        ------------
      Building Materials (.7%)
     3,032   American Standard
              Companies, Inc. (b)                                            182,223
     5,852   Clayton Homes, Inc.                                              91,993
                                                                        ------------
                                                                             274,216
                                                                        ------------
      Construction (.1%)
     1,582   Lancaster Colony
              Corporation                                                     52,174
                                                                        ------------
      Houseware (.1%)
     2,134   Furniture Brands
              International, Inc. (b)                                         59,752
                                                                        ------------
      Leisure (.9%)
     3,259   Callaway Golf Company                                            51,492
     1,454   Gtech Holdings
              Corporation (b)                                                 51,632
     3,142   International Game
              Technology (b)                                                 196,658
     3,902   Six Flags, Inc. (b)                                              82,098
                                                                        ------------
                                                                             381,880
                                                                        ------------
      Publishing (2.0%)
     4,653   A.H. Belo Corporation                                            87,663
     2,625   Harte-Hanks, Inc.                                                64,995
     1,242   Houghton Mifflin Company                                         74,433
     1,861   Lee Enterprises, Inc.                                            61,413
     1,011   Media General, Inc.                                              46,506
     4,354   Readers Digest Association                                      125,177
     1,492   Scholastic Corporation (b)                                       67,140
       475   Washington Post Company                                         272,650
                                                                        ------------
                                                                             799,977
                                                                        ------------
      Retail (4.7%)
     4,208   Abercrombie and Fitch
              Company (b)                                                    187,256
     2,958   American Eagle Outfitters,
              Inc. (b)                                                       104,240
     2,769   Barnes & Noble, Inc. (b)                                        108,960
     3,091   BJs Wholesale Club,
              Inc. (b)                                                       164,627
     3,395   Borders Group, Inc. (b)                                          76,048
     3,728   CDW Computer
              Centers, Inc. (b)                                              148,039
     2,066   Claire's Stores, Inc.                                            39,998
     1,848   Coach , Inc. (b)                                                 70,316
     4,764   Dollar Tree Stores, Inc. (b)                                    132,630
     3,894   Energizer Holdings, Inc. (b)                                     89,367
     7,292   Family Dollar Stores                                            186,894
     1,614   Fastenal Company                                                100,036
     1,249   Lands End, Inc. (b)                                              50,147
     2,024   Neiman-Marcus
              Group, Inc. (b)                                                 62,744
       894   Payless ShoeSource, Inc. (b)                                     57,842
     3,420   Ross Stores, Inc.                                                81,909
     6,024   Saks, Inc. (b)                                                   57,830
     2,288   Tech Data Corporation (b)                                        76,328
     2,402   Williams-Sonoma, Inc. (b)                                        93,246
                                                                        ------------
                                                                           1,888,457
                                                                        ------------

See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
--------                                                                -----------
CONSUMER CYCLICAL--CONTINUED
      Service (2.6%)
     3,789   Acxiom Corporation (b)                                     $     49,598
     4,948   Apollo Group, Inc. (b)                                          210,043
     3,425   Arthur J. Gallagher &
              Company                                                         89,050
     2,359   Catalina Marketing
              Corporation (b)                                                 71,973
     2,961   Devry, Inc. (b)                                                 106,951
     3,207   Mandalay Resort Group (b)                                        87,872
       243   NCH Corporation                                                   9,501
    12,594   Park Place Entertainment
              Corporation (b)                                                152,387
     2,198   Pittston Brinks Group                                            48,993
     1,756   Plexus Corporation (b)                                           57,948
     1,281   Rollins, Inc.                                                    25,505
     2,602   Sothebys Holdings, Inc. (b)                                      41,970
     3,737   Viad Corporation                                                 98,657
                                                                        ------------
                                                                           1,050,448
                                                                        ------------
      Textiles (.8%)
     5,135   Jones Apparel Group, Inc. (b)                                   221,832
     2,220   Mohawk Industries, Inc. (b)                                      78,144
     2,279   Unifi, Inc. (b)                                                  19,371
                                                                        ------------
                                                                             319,347
                                                                        ------------
   CONSUMER STAPLES (7.9%)
      Beverage (.2%)
     6,636   PepsiAmericas, Inc.                                              88,259
                                                                        ------------
      Broadcasting (1.4%)
     1,517   Chris-Craft Industries,
              Inc. (b)                                                       108,314
     2,008   Emmis Communications
              Corporation (b)                                                 61,746
     1,922   Entercom Communications
              Corporation (b)                                                103,038
     4,629   Hispanic Broadcasting
              Corporation (b)                                                132,806
     4,582   Westwood One, Inc. (b)                                          168,847
                                                                        ------------
                                                                             574,751
                                                                        ------------
      Entertainment (.6%)
     2,256   International Speedway
              Corporation                                                     94,752
     2,128   Macrovision Corporation (b)                                     145,768
                                                                        ------------
                                                                             240,520
                                                                        ------------
      Food (1.8%)
     1,511   Dean Foods Company                                               60,742
     2,371   Dole Food Company, Inc.                                          45,168
     1,136   Dreyer's Grand Ice
              Cream, Inc.                                                     31,694

CONSUMER STAPLES--CONTINUED
     5,884   Hormel Foods Corporation                                   $    143,217
     4,502   IBP, Inc.                                                       113,675
     2,138   Interstate Bakeries
              Corporation                                                     34,208
     1,230   Lance, Inc.                                                      16,605
     2,923   McCormick & Company, Inc.                                       122,824
     2,029   Sensient Technologies
              Corporation                                                     41,635
     1,030   The JM Smucker Company                                           26,780
     2,145   Tootsie Roll Industries, Inc.                                    82,668
                                                                        ------------
                                                                             719,216
                                                                        ------------
      Food & Health (.2%)
     1,168   Suiza Foods
              Corporation (b)                                                 62,021
                                                                        ------------
      Household Products (.4%)
     1,999   Blythe Industries, Inc.                                          51,394
     1,648   Church & Dwight
              Company, Inc.                                                   41,942
     4,030   Dial Corporation                                                 57,427
                                                                        ------------
                                                                             150,763
                                                                        ------------
      Personal Care (.2%)
     1,922   Carter-Wallace, Inc.                                             37,191
     3,120   Perrigo Company (b)                                              52,073
                                                                        ------------
                                                                              89,264
                                                                        ------------
      Restaurants (.8%)
     1,478   Bob Evans Farms                                                  26,604
     4,236   Brinker International,
              Inc. (b)                                                       109,501
     2,350   CBRL Group, Inc.                                                 39,832
     1,020   Lone Star Steakhouse &
              Saloon, Inc.                                                    13,250
     3,232   Outback Steakhouse,
              Inc. (b)                                                        93,082
       953   Papa Johns International,
              Inc. (b)                                                        24,159
                                                                        ------------
                                                                             306,428
                                                                        ------------
      Retail (.4%)
     1,615   Longs Drug Stores
              Corporation                                                     34,803
     1,965   Ruddick Corporation                                              33,307
     9,432   Tyson Foods, Inc.                                                86,869
                                                                        ------------
                                                                             154,979
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
CONSUMER STAPLES--CONTINUED
Service (1.2%)
       960   Banta Corporation                                          $     28,128
     6,194   Ceridian Corporation (b)                                        118,739
     2,113   Covanta Energy
              Corporation (b)                                                 39,006
     1,521   Kelly Services, Inc.                                             36,884
     1,590   Korn/Ferry International (b)                                     24,645
     3,219   Manpower, Inc.                                                   96,248
     4,151   Modis Professional Services,
              Inc. (b)                                                        28,642
     1,605   Sylvan Learning Systems,
              Inc. (b)                                                        39,001
     2,267   Valassis Communications,
              Inc. (b)                                                        81,159
                                                                        ------------
                                                                             492,452
                                                                        ------------
      Tobacco (.7%)
     4,293   R.J. Reynolds Tobacco
              Holdings, Inc.                                                 234,398
     1,159   Universal Corporation                                            45,966
                                                                        ------------
                                                                             280,364
                                                                        ------------
   ENERGY (5.1%)
      Oil (.1%)
     3,356   Pennzoil-Quaker State
              Company                                                         37,590
                                                                        ------------
      Oil & Gas (5.0%)
     6,988   BJ Services Company (b)                                         198,319
     5,897   Ensco International, Inc.                                       137,990
     2,772   Equitable Resources, Inc.                                        92,335
     7,496   Global Marine, Inc. (b)                                         139,650
     4,639   Grant Prideco, Inc. (b)                                          81,136
     2,149   Helmerich & Payne, Inc.                                          66,598
     2,492   Marine Drilling Companies,
              Inc. (b)                                                        47,622
     1,914   Murphy Oil Corporation                                          140,870
     3,434   National-Oilwell, Inc. (b)                                       92,031
     2,403   Noble Affiliates, Inc.                                           84,946
     7,230   Ocean Energy, Inc.                                              126,163
     4,171   Pioneer Natural Resources
              Company (b)                                                     71,116
     2,148   Smith International,
              Inc. (b)                                                       128,665
     2,571   Tidewater, Inc.                                                  96,927
     3,036   Ultramar Diamond
              Shamrock Corporation                                           143,451
     2,601   Valero Energy Corporation                                        95,665
     4,829   Weatherford International,
              Inc. (b)                                                       231,792
     1,380   Western Gas Resources, Inc.                                      44,988
                                                                        ------------
                                                                           2,020,264
                                                                        ------------
   FINANCIAL (16.8%)
      Auto Finance (.5%)
     3,515   AmeriCredit Corporation (b)                                $    182,604
                                                                        ------------
      Banks (6.3%)
     2,810   Associated Banc-
              Corporation                                                    101,132
     5,847   Banknorth Group, Inc.                                           132,435
     2,027   City National Corporation                                        89,776
     4,734   Colonial Bancgroup, Inc.                                         68,075
     5,437   Compass Bancshares, Inc.                                        144,080
     5,451   First Tennessee National
              Corporation                                                    189,204
     1,960   First Virginia Banks, Inc.                                       92,355
     3,633   Firstmerit Corporation                                           95,911
     1,806   Greater Bay Bancorp                                              45,114
     6,718   Hibernia Corporation                                            119,580
     1,348   Investors Financial
              Services Corporation                                            90,316
     4,121   M & T Bank Corporation                                          311,135
     4,372   Marshal & Ilsley
              Corporation                                                    235,651
     3,022   Mercantile Bankshares
              Corporation                                                    118,251
     8,716   National Commerce
              BanCorporation (b)                                             212,409
     3,394   Pacific Century Financial
              Corporation                                                     87,531
     2,076   Provident Financial Group                                        68,342
     2,095   Silicon Valley
              Bancshares (b)                                                  46,090
     3,340   TCF Financial Corporation                                       154,675
     1,440   Westamerica Ban
              Corporation                                                     56,520
     1,389   Wilmington Trust
              Corporation                                                     87,021
                                                                        ------------
                                                                           2,545,603
                                                                        ------------
      Commercial Finance (.8%)
     3,413   Dun & Bradstreet
              Corporation (b)                                                 96,247
     6,871   North Fork Bancorporation,
              Inc.                                                           213,001
                                                                        ------------
                                                                             309,248
                                                                        ------------
      Finance -- Diversified (.6%)
     2,980   Eaton Vance Corporation                                         103,704
     1,883   PMI Group, Inc.                                                 134,936
                                                                        ------------
                                                                             238,640
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
FINANCIAL--CONTINUED
      Insurance (2.9%)
     2,240   Allmerica Financial
              Corporation                                               $    128,800
     2,881   American Financial
              Group, Inc.                                                     87,294
     1,959   Everest Re Group, Ltd. (c)                                      146,533
     2,496   HCC Insurance Holdings,
              Inc.                                                            61,152
     1,721   Horace Mann Educators
              Corporation                                                     37,088
     2,348   Leucadia National
              Corporation                                                     76,193
     2,105   Mony Group, Inc.                                                 84,474
     2,551   Ohio Casualty Corporation                                        33,035
     5,034   Old Republic International
              Corporation                                                    145,986
     2,911   Protective Life Corporation                                     100,051
     3,940   Radian Group, Inc.                                              159,373
     2,866   Unitrin, Inc.                                                   110,054
                                                                        ------------
                                                                           1,170,033
                                                                        ------------
      Investment Bankers/Brokers (1.9%)
     3,411   A.G. Edwards, Inc.                                              153,495
    13,559   E*trade Group, Inc. (b)                                          87,456
     1,357   Investment Technology
              Group, Inc. (b)                                                 68,244
     2,436   LaBranche & Company,
              Inc. (b)                                                        70,644
     2,770   Legg Mason, Inc.                                                137,835
     2,080   Neuberger Berman, Inc.                                          141,440
     3,384   Waddell & Reed Financial,
              Inc.                                                           107,442
                                                                        ------------
                                                                             766,556
                                                                        ------------
      Investment Companies (1.1%)
     2,200   MidCap SPDR Trust Series I                                      209,550
     4,609   SEI Investments Company                                         218,467
                                                                        ------------
                                                                             428,017
                                                                        ------------
      Real Estate Investment Trust (.3%)
     2,695   Lennar Corporation                                              112,381
                                                                        ------------
      Savings and Loans (2.4%)
     2,079   Astoria Financial
              Corporation                                                    114,345
     4,878   Dime Bancorp, Inc.                                              181,705
     5,733   Golden State Bancorp, Inc.                                      176,576
     4,288   Greenpoint Financial
              Corporation                                                    164,659
     2,591   IndyMac Bancorp, Inc. (b)                                        69,439
     2,607   Roslyn BanCorporation, Inc.                                      68,564
    10,481   Sovereign Bancorp, Inc.                                         136,253
     2,092   Webster Financial
              Corporation                                                     68,576
                                                                        ------------
                                                                             980,117
                                                                        ------------
   HEALTH CARE (12.3%)
      Biotechnology (4.3%)
     8,228   Genzyme Corporation (b)                                         501,908
     4,022   Gilead Sciences, Inc. (b)                                       234,040
     6,338   Idec Pharmaceuticals
              Corporation (b)                                                429,019
     2,793   Incyte Genomics, Inc. (b)                                        68,484
     9,243   Millennium
              Pharmaceuticals, Inc. (b)                                      328,866
     1,856   Protein Design Labs, Inc. (b)                                   161,027
                                                                        ------------
                                                                           1,723,344
                                                                        ------------
      Drugs (2.1%)
     1,502   Barr Laboratories, Inc. (b)                                     105,756
     5,743   Bergen Brunswig
              Corporation                                                    110,380
     2,357   COR Therapeutics, Inc. (b)                                       71,888
     3,435   ICN Pharmaceuticals, Inc.                                       108,958
     5,305   Mylan Laboratories, Inc.                                        149,230
     3,305   Sepracor, Inc. (b)                                              131,539
     2,913   Steris Corporation (b)                                           58,406
     2,561   Vertex Pharmaceuticals ,
              Inc. (b)                                                       126,769
                                                                        ------------
                                                                             862,926
                                                                        ------------
      Health Care -- Diversified (.8%)
     8,479   IVAX Corporation (b)                                            330,681
                                                                        ------------
     Hospital Management (1.0%)
    10,407   Health Management
              Associates, Inc. (b)                                           218,963
     1,640   Lifepoint Hospitals, Inc. (b)                                    72,619
     1,335   Pacificare Health Systems,
              Inc. (b)                                                        21,760
     2,999   Triad Hospitals, Inc. (b)                                        88,381
                                                                        ------------
                                                                             401,723
                                                                        ------------
      Managed Care (1.5%)
     3,326   Express Scripts, Inc. (b)                                       183,030
     4,146   First Health Group
              Corporation (b)                                                100,002
     5,222   Health Net, Inc. (b)                                             90,863
     4,188   Oxford Health Plans, Inc. (b)                                   119,777
     1,580   Trigon Healthcare, Inc. (b)                                     102,463
                                                                        ------------
                                                                             596,135
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                   VALUE(a)
----------                                                              ------------
HEALTH CARE--CONTINUED
      Medical Products/Supplies (2.1%)
     2,256   Amerisource Health
              Corporation (b)                                           $    124,757
     4,484   Apogent Technologies,
              Inc. (b)                                                       110,306
     2,198   Dentsply International, Inc.                                     97,481
     2,498   Edwards Lifesciences
              Corporation (b)                                                 65,847
     2,653   Hillenbrand Industries, Inc.                                    151,513
     4,554   Lincare Holdings, Inc. (b)                                      136,666
     2,749   Minimed, Inc. (b)                                               131,952
     2,376   VISX, Inc. (b)                                                   45,976
                                                                        ------------
                                                                             864,498
                                                                        ------------
      Special Services (.5%)
     2,283   Apria Healthcare Group,
              Inc. (b)                                                        65,865
     2,467   Covance, Inc. (b)                                                55,878
     3,953   Omnicare, Inc.                                                   79,851
                                                                        ------------
                                                                             201,594
                                                                        ------------
   TECHNOLOGY (17.9%)
      Communications Equipment (1.4%)
     1,675   Adtran, Inc. (b)                                                 34,337
     1,620   Antec Corporation (b)                                            20,088
     2,181   Commscope, Inc. (b)                                              51,253
     2,247   CSG Systems International,
              Inc. (b)                                                       127,540
     2,796   Harris Corporation                                               76,079
     1,647   L-3 Communications
              Holdings, Inc. (b)                                             125,666
     2,029   Mastec , Inc. (b)                                                26,783
     2,055   Plantronics, Inc. (b)                                            47,573
     2,717   Powerwave Technologies,
              Inc. (b)                                                        39,396
     3,612   Transwitch Corporation (b)                                       38,829
                                                                        ------------
                                                                             587,544
                                                                        ------------
      Computer Hardware (1.2%)
     2,970   Nvidia Corporation (b)                                          275,468
     6,420   Quantum Corporation (b)                                          64,778
     3,114   Reynolds & Reynolds
              Company                                                         68,352
     2,886   SanDisk Corporation (b)                                          80,491
                                                                        ------------
                                                                             489,089
                                                                        ------------
      Computer Networking (1.0%)
    14,362   3COM Corporation (b)                                             68,220
     2,134   Affiliated Computer
              Services, Inc. (b)                                             153,456
     2,638   Choicepoint, Inc. (b)                                           110,928
     3,773   Legato Systems, Inc. (b)                                         60,179
                                                                        ------------
                                                                             392,783
                                                                        ------------
      Computer Peripherals (.3%)
     1,876   Avocent Corporation (b)                                          42,679
     1,648   Infocus Corporation (b)                                          33,603
     4,416   Storage Technology
              Corporation (b)                                                 60,764
                                                                        ------------
                                                                             137,046
                                                                        ------------
      Computer Services & Software (5.2%)
     1,311   Advent Software (b)                                              83,249
    12,245   Ascential Software
              Corporation (b)                                                 71,511
    10,561   Cadence Design Systems,
              Inc. (b)                                                       196,751
     3,260   Checkfree Corporation (b)                                       114,328
     5,648   Electronic Arts, Inc. (b)                                       327,019
     3,757   Jack Henry & Associates,
              Inc.                                                           116,467
     2,878   Keane, Inc. (b)                                                  63,316
     2,498   Macromedia, Inc. (b)                                             44,964
     2,714   Mentor Graphics
              Corporation (b)                                                 47,495
     2,159   National Instruments
              Corporation (b)                                                 70,060
     5,803   Networks Associates,
              Inc. (b)                                                        72,247
     2,788   Nova Corporation (b)                                             87,683
     8,631   Rational Software
              Corporation (b)                                                242,100
     2,067   Retek, Inc. (b)                                                  99,092
     1,522   Structural Dynamics
              Research Corporation (b)                                        37,289
     4,332   Sybase, Inc. (b)                                                 71,261
     3,213   Symantec Corporation (b)                                        140,376
     2,592   Synopsys, Inc. (b)                                              125,427
     1,555   Transaction Systems
              Architects, Inc.(b)                                             24,103
     3,155   Wind River Systems,
              Inc. (b)                                                        55,086
                                                                        ------------
                                                                           2,089,824
                                                                        ------------
      Computer Systems (.8%)
    11,404   Sungard Data Systems,
              Inc. (b)                                                       342,234
                                                                        ------------
      Electrical Defense (.1%)
     2,304   Titan Corporation (b)                                            52,762
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
  SHARES                                                                 VALUE(a)
----------                                                              ------------
TECHNOLOGY--CONTINUED
      Electrical Instruments (1.0%)
     2,559   Beckman Instruments, Inc.                                  $    104,407
     2,228   Credence Systems
              Corporation (b)                                                 54,007
     2,043   LTX Corporation (b)                                              52,219
     1,653   MIPS Technologies, Inc. (b)                                      15,869
     1,543   Newport Corporation                                              40,890
     5,540   Waters Corporation (b)                                          152,959
                                                                        ------------
                                                                             420,351
                                                                        ------------
      Electrical Semiconductor (3.5%)
    19,703   Atmel Corporation (b)                                           265,793
     3,355   Cirrus Logic, Inc. (b)                                           77,266
     5,396   Cypress Semiconductor
              Corporation (b)                                                128,695
     4,537   Integrated Device
              Technology, Inc. (b)                                           143,778
     2,658   International Rectifier
              Corporation (b)                                                 90,638
     4,596   Lattice Semiconductor
              Corporation (b)                                                112,142
     3,908   Micrel, Inc. (b)                                                128,964
     5,572   Microchip Technology,
              Inc. (b)                                                       190,841
     6,926   RF Micro Devices, Inc. (b)                                      185,617
     2,938   Semtech Corporation (b)                                          88,140
                                                                        ------------
                                                                           1,411,874
                                                                        ------------
      Electronic Componenets (.2%)
     3,166   Gentex Corporation (b)                                           88,236
                                                                        ------------
      Electronics -- Computer Distribution
      (1.0%)
     4,191   Arrow Electronics, Inc. (b)                                     101,799
     4,984   Avnet, Inc.                                                     111,741
     1,058   DSP Group, Inc. (b)                                              22,694
     3,720   Kemet Corporation (b)                                            73,693
     1,795   Sawtek, Inc. (b)                                                 42,236
     3,371   Sensormatic Electronics
              Corporation (b)                                                 57,307
                                                                        ------------
                                                                             409,470
                                                                        ------------
      Semiconductor Equipment (.7%)
     1,495   Imation Corporation (b)                                          37,674
     5,250   Lam Research
              Corporation (b)                                                155,663
     3,417   Triquint Semiconductor,
              Inc. (b)                                                        76,883
                                                                        ------------
                                                                             270,220
                                                                        ------------
      Service -- Data Processing (1.5%)
     2,467   Bisys Group, Inc. (b)                                           145,553
     5,207   DST Systems, Inc. (b)                                           274,409
     3,718   Galileo International, Inc.                                     120,835
     3,685   Gartner Group, Inc. (b)                                          33,902
     1,691   Sykes Enterprises, Inc. (b)                                      18,601
                                                                        ------------
                                                                             593,300
                                                                        ------------
   TRANSPORTATION (1.6%)
      Air Freight (.7%)
     2,042   Airborne, Inc.                                                   23,667
     3,593   CH Robinson Worldwide,
              Inc.                                                           100,209
     2,017   EGL, Inc. (b)                                                    35,217
     2,210   Expeditors International of
              Washington, Inc.                                               132,598
                                                                        ------------
                                                                             291,691
                                                                        ------------
      Airlines (.1%)
     1,124   Alaska Airgroup, Inc. (b)                                        32,484
     1,623   Atlas Air Worldwide
              Holdings, Inc. (b)                                              22,982
                                                                        ------------
                                                                              55,466
                                                                        ------------
      Railroads (.3%)
     2,058   GATX Corporation                                                 82,526
     1,970   Wisconsin Central
              Transportation
              Corporation (b)                                                 32,958
                                                                        ------------
                                                                             115,484
                                                                        ------------
              Shipping (.2%)
     1,720   Alexander & Baldwin, Inc. 44,290
     1,451   Overseas Shipholding
              Group, Inc.                                                     44,314
                                                                        ------------
                                                                              88,604
                                                                        ------------
      Trucking (.3%)
     2,072   CNF Transportation, Inc.                                         58,534
     1,498   JB Hunt Transport Services,
              Inc. (b)                                                        27,353
     2,690   Swift Transportation
              Company, Inc. (b)                                               51,809
                                                                        ------------
                                                                             137,696
                                                                        ------------
   UTILITIES (6.5%)
      Electric Companies (5.1%)
     3,490   ALLETE, Inc.                                                     78,525
     3,357   Alliant Energy Corporation                                       97,857
     1,127   Black Hills Corporation                                          45,339
     1,852   Cleco Corporation                                                42,133
     3,767   Conectiv, Inc.                                                   81,367

              See accompanying notes to investments in securities.

                                                                          MARKET
  SHARES                                                                 VALUE(a)
----------                                                              -----------
  UTILITIES--CONTINUED
     5,376   DPL, Inc.                                                  $    155,689
     2,373   DQE, Inc.                                                        53,393
     4,941   Energy East Corporation                                         103,316
     1,306   Hawaiian Electric Industries,
              Inc.                                                            49,889
     1,589   IDACorp, Inc.                                                    55,424
     2,626   Kansas City Power & Light
              Company                                                         64,468
     4,407   Montana Power Company                                            51,121
     6,076   Northeast Utilities                                             126,077
     3,309   OGE Energy Corporation                                           74,816
     4,624   Potomac Electric Power
              Company                                                         96,734
     1,661   Public Service Company of
              New Mexico                                                      53,318
     3,659   Puget Energy, Inc.                                               95,866
     4,447   Scana Corporation                                               126,295
     3,333   Sierra Pacific Resources                                         53,295
     5,762   Teco Energy, Inc.                                               175,741
     4,825   UtiliCorp United Inc.                                           148,176
     2,875   Vectren Corporation                                              59,513
     2,994   Western Resources, Inc.                                          64,371
     5,002   Wisconsin Energy
              Corporation                                                    118,898
                                                                        ------------
                                                                           2,071,621
                                                                        ------------
      Natural Gas (.9%)
     2,310   AGL Resources, Inc.                                              54,863
     2,884   MDU Resources Group, Inc.                                        91,250
     1,680   National Fuel Gas Company                                        87,343
     3,432   Questar Corporation                                              84,976
     1,975   WGL Holdings, Inc.                                               53,542
                                                                        ------------
                                                                             371,974
                                                                        ------------
      Power Products-Industrial (.2%)
     2,252   NSTAR                                                            95,845
                                                                        ------------
      Water Utilities (.3%)
     4,210   American Water Works
              Company, Inc.                                                  138,804
                                                                        ------------
Total common stock
  (cost: $35,000,044)                                                     37,635,703
                                                                        ------------

SHARES/PAR                                             RATE     MATURITY
----------                                             -----    --------
SHORT-TERM SECURITIES (7.1%)
 1,600,000   Nicor, Inc.                               4.023%   07/02/01   1,599,463
   769,252   Federated Money Market Obligations Trust -- Prime
              Obligation Fund, current rate 4.170%                           769,252
   465,350   Provident Institution Funds-- TempFund
              Portfolio, current rate 4.110%                                 465,350
    51,003   Wells Fargo & Company -- Cash Investment Fund I,
              current rate 4.190%                                             51,003
                                                                        ------------
             Total short-term securities (cost: $2,885,428)                2,885,068
                                                                        ------------
             Total investments in securities (cost: $37,885,472) (d)    $ 40,520,771
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Porfolio held .4% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001, the cost of securities for federal income tax purposes was $38,507,027. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $  6,794,279
     Gross unrealized depreciation                                        (4,780,535)
                                                                        ------------
     Net unrealized appreciation                                        $  2,013,744
                                                                        ============

                See accompanying notes to financial statements.

Macro-Cap Value Portfolio
Investments in Securities
JUNE 30, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                          MARKET
 SHARES                                                                  VALUE(a)
----------                                                              ------------
COMMON STOCK (96.9%)
   BASIC MATERIALS (5.3%)
     Aluminum (.9%)
     6,564   Alcoa, Inc.                                                $    258,622
                                                                        ------------
     Chemicals (2.3%)
     9,976   Pharmacia Corporation                                           458,397
     6,500   Rohm and Haas
              Company                                                        213,850
                                                                        ------------
                                                                             672,247
                                                                        ------------
     Iron and Steel (.5%)
     7,400   Allegheny Technologies,
             Inc.                                                            133,866
                                                                        ------------
     Mining (.4%)
     1,800   Potash Corporation of
              Saskatchewan, Inc. (c)                                         103,320
                                                                        ------------
     Paper and Forest (1.2%)
    15,597   Smurfit-Stone
              Container
             Corporation (b)                                                 252,671
     2,100   Temple Inland, Inc.                                             111,909
                                                                        ------------
                                                                             364,580
                                                                        ------------
   CAPITAL GOODS (12.2%)
     Electrical Equipment (7.1%)
     4,100   Cooper Industries, Inc.                                         162,319
     4,650   Gemstar - TV Guide
              International (b)                                              198,090
    30,200   General Electric
              Company                                                      1,472,250
     2,000   Juniper
              Networks, Inc. (b)                                              62,200
    11,300   Tycom, Ltd. (c)                                                 194,360
                                                                        ------------
                                                                           2,089,219
                                                                        ------------
     Manufacturing (4.0%)
    21,720   Tyco
              International, Ltd. (c)                                      1,183,740
                                                                        ------------
     Office Equipment ( -- )
     3,600   Seagate Escrow Security                                           1,023
                                                                        ------------
     Waste Management (1.1%)
    10,755   Waste Management, Inc.                                          331,469
                                                                        ------------
   COMMUNICATION SERVICES (8.0%)
     Broadcasting (.6%)
     4,000   Adelphia
             Communications (b)                                              164,000
                                                                        ------------
     Cellular (.5%)
     8,100   Nextel Communications,
              Inc. (b)                                                  $    141,750
                                                                        ------------
     Telecommunication (2.5%)
     5,250   Level 3 Communications,
              Inc. (b)                                                        28,822
     4,000   Qwest Communications
              International, Inc. (b)                                        127,480
    11,700   Sprint Corporation (b)                                          282,555
     8,845   Worldcom, Inc. - MCI
              Group (b)                                                      142,406
    11,327   Worldcom, Inc. -
              Worldcom Group (b)                                             160,843
                                                                        ------------
                                                                             742,106
                                                                        ------------
     Telephone (4.4%)
    29,000   AT&T Corporation -
              Liberty Media
              Corporation (b)                                                507,210
     7,500   Global Crossing,
              Ltd. (b)( c)                                                    64,800
     9,606   SBC
              Communications, Inc.                                           384,816
     6,364   Verizon
              Communications                                                 340,474
                                                                        ------------
                                                                           1,297,300
                                                                        ------------
   CONSUMER CYCLICAL (8.1%)
     Auto (1.2%)
     6,469   Ford Motor Company                                              158,814
     5,600   Lear Corporation (b)                                            195,440
                                                                        ------------
                                                                             354,254
                                                                        ------------
     Leisure (.1%)
     2,200   Mattel, Inc.                                                     41,624
                                                                        ------------
     Publishing (.5%)
     2,100   Gannett Company, Inc.                                           138,390
                                                                        ------------
     Retail (5.4%)
     4,100   Abercrombie and Fitch
              Company (b)                                                    182,450
     3,700   Costco Wholesale
              Corporation (b)                                                151,996
     4,400   Home Depot, Inc.                                                204,820
     8,200   Target Corporation                                              283,720
     9,300   TJX Companies, Inc.                                             296,391
     9,300   Wal-Mart Stores, Inc.                                           453,840
                                                                        ------------
                                                                           1,573,217
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                          MARKET
 SHARES                                                                  VALUE(a)
---------                                                               -----------
CONSUMER CYCLICAL--CONTINUED
     Service (.9%)
    13,770   CUC International (b)                                      $    268,515
                                                                        ------------
   CONSUMER STAPLES (7.2%)
     Beverage (.5%)
     3,500   The Coca-Cola Company                                           157,500
                                                                        ------------
     Broadcasting (.6%)
     4,100   Comcast Corporation (b)                                         177,940
                                                                        ------------
     Entertainment (.6%)
     4,400   News Corporation, Ltd.
              ADR (c)                                                        163,460
                                                                        ------------
     Food (.4%)
     4,000   Kraft Foods, Inc. (b)                                           124,000
                                                                        ------------
     Household Products (2.1%)
    13,200   Gillette Compay                                                 382,668
     3,600   Procter & Gamble
              Company                                                        229,680
                                                                        ------------
                                                                             612,348
                                                                        ------------
     Tobacco (3.0%)
    17,100   Philip Morris
              Companies, Inc.                                                867,825
                                                                        ------------
   ENERGY (7.5%)
     Oil (6.0%)
     6,600   Chevron Corporation                                             597,300
     4,700   Conoco, Inc.                                                    135,830
    11,824   Exxon Mobil Corporation                                       1,032,826
                                                                        ------------
                                                                           1,765,956
                                                                        ------------
     Oil & Gas (1.5%)
     4,900   Baker Hughes, Inc.                                              164,150
     9,600   Global Marine, Inc. (b)                                         178,848
     1,507   Veritas DGC, Inc. (b)                                           100,261
                                                                        ------------
                                                                             443,259
                                                                        ------------
   FINANCIAL (16.4%)
     Banks (3.5%)
     8,100   Bank One Corporation                                            289,980
     4,700   First Union Corporation                                         164,218
    25,353   U.S. Bancorp                                                    577,795
                                                                        ------------
                                                                           1,031,993
                                                                        ------------
     Consumer Finance (1.3%)
     6,100   Capital One Financial
              Corporation                                                    366,000
     4,700   Countrywide Credit
              Industries, Inc.                                               215,636
                                                                        ------------
      Finance -- Diversified (3.7%)
    10,800   Ambac Financial
              Group,  Inc.                                                   628,560
     5,200   Federal National
              Mortgage Association                                           442,780
                                                                        ------------
                                                                           1,071,340
                                                                        ------------
     Insurance (2.1%)
     3,800   Cigna Corporation                                               364,116
     3,000   XL Capital Class A (c)                                          246,300
                                                                        ------------
                                                                             610,416
                                                                        ------------
     Investment Bankers/Brokers (4.6%)
    18,026   CitiGroup, Inc.                                                 952,494
     4,300   E*trade Group, Inc. (b)                                          27,735
     4,400   Goldman Sachs
              Group, Inc.                                                    377,520
                                                                        ------------
                                                                           1,357,749
                                                                        ------------
     Savings and Loans (.5%)
     3,950   Washington Mutual, Inc.                                         148,323
                                                                        ------------
   HEALTH CARE (10.1%)
     Biotechnology (1.1%)
     4,100   Amgen, Inc. (b)                                                 248,788
     1,420   Human Genome
              Sciences, Inc. (b)                                              85,555
                                                                        ------------
                                                                             334,343
                                                                        ------------
     Drugs (6.1%)
     6,400   American Home
              Products Corporation (b)                                       374,016
     6,000   Merck & Company, Inc.                                           383,460
    15,900   Pfizer, Inc.                                                    636,795
    10,500   Schering-Plough
              Corporation                                                    380,520
                                                                        ------------
                                                                           1,774,791
                                                                        ------------
     Health Care -- Diversified (2.3%)
     9,996   Johnson & Johnson                                               499,800
     3,100   Tenet Healthcare
              Corporation (b)                                                159,929
                                                                        ------------
                                                                             659,729
                                                                        ------------
     Medical Products/Supplies (.6%)
     3,200   CR Bard, Inc.                                                   182,240
                                                                        ------------
   TECHNOLOGY (19.1%)
     Communications Equipment (.6%)
    10,500   Motorola, Inc.                                                  173,880
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
 SHARES                                                                    VALUE(a)
----------                                                              -----------
TECHNOLOGY--CONTINUED
     Computer Hardware (5.1%)
    13,100   Compaq Computer
              Corporation                                               $    202,919
     6,800   Dell Computer
              Corporation (b)                                                177,820
     4,800   International Business
              Machines Corporation                                           542,400
     6,300   NCR Coporation (b)                                              296,100
    16,400   Sun Microsystems,
              Inc. (b)                                                       257,808
                                                                        ------------
                                                                           1,477,047
                                                                        ------------
     Computer Networking (1.5%)
    23,300   Cisco Systems, Inc. (b)                                         424,060
                                                                        ------------
     Computer Peripherals (.4%)
     3,800   EMC Corporation (b)                                             110,390
                                                                        ------------
     Computer Services & Software (7.7%)
    15,850   AOL Time Warner,
              Inc. (b)                                                       840,050
     1,800   BEA Systems, Inc. (b)                                            55,278
     1,400   Ciena Corporation (b)                                            53,200
     3,600   Citrix Systems, Inc. (b)                                        125,640
    13,300   Microsoft
              Corporation (b)                                                970,900
    10,500   Oracle Systems (b)                                              199,500
                                                                        ------------
                                                                           2,244,568
                                                                        ------------
     Electrical Semiconductor (3.1%)
     5,000   Altera Corporation (b)                                          145,000
     2,200   Applied Materials,
              Inc. (b)                                                       108,020
    18,200   Intel Corporation                                               532,350
     4,100   Texas Instruments, Inc.                                         129,150
                                                                        ------------
                                                                             914,520
                                                                        ------------
     Electronics -- Computer Distribution (.7%)
    11,900   Sensormatic Electronics
              Corporation (b)                                                202,300
                                                                        ------------
   UTILITIES (3.0%)
     Electric Companies (2.5%)
     5,500   DTE Energy Company                                              255,420
     3,600   Entergy Corporation                                             138,204
     8,702   Nisource, Inc.                                                  237,826
     8,000   Pacific Gas and
              Electric Company                                                89,600
                                                                        ------------
                                                                             721,050
                                                                        ------------
     Natural Gas (.5%)
     3,000   Dynegy, Inc.                                                    139,500
                                                                        ------------
Total common stock
  (cost: $29,495,717)                                                     28,331,405
                                                                        ------------

PRINCIPAL                                               RATE   MATURITY
---------                                               ----   ---------
SHORT-TERM SECURITIES (3.1%)

$   13,000   U.S. Treasury Bill                        3.261%  08/16/01       12,945
   903,000   U.S. Treasury Bill                        3.495%  08/30/01      897,776
                                                                        ------------
             Total short-term securities (cost: $927,712)                    910,721
                                                                        ------------
             Total investments in securities (cost: $30,423,429) (d)    $ 29,242,126
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 6.7% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001 the cost of securities for federal income tax purposes was $30,764,657. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $  2,275,967
     Gross unrealized depreciation                                        (3,798,498)
                                                                        -------------
     Net unrealized depreciation                                        $ (1,522,531)
                                                                        =============


                 See accompanying notes to financial statements.

Micro-Cap Growth Portfolio
Investments in Securities
JUNE 30, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                           MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
COMMON STOCK (98.2%)
   BASIC MATERIALS (1.2%)
     Iron and Steel (1.2%)
    46,600   NS Group, Inc. (b)                                         $    622,110
                                                                        ------------
   CAPITAL GOODS (5.4%)
     Electrical Equipment (.5%)
     9,200   Powell Industries,
              Inc. (b)                                                       276,000
                                                                        ------------
     Machinery (.9%)
    33,700   Asyst Technologies,
              Inc. (b)                                                       454,950
                                                                        ------------
     Manufacturing (2.9%)
    29,300   Applied Films
              Corporation (b)                                                615,300
    38,700   Hydril Company (b)                                              881,199
                                                                        ------------
                                                                           1,496,499
                                                                        ------------
     Waste Management (1.1%)
    36,900   Headwaters, Inc. (b)                                            590,400
                                                                        ------------
   COMMUNICATION SERVICES (1.0%)
     Telecommunication (1.0%)
    28,500   ECtel, Ltd. (b) (c)                                             413,250
    57,900   Z-Tel Technologies,
              Inc. (b)                                                        86,850
                                                                        ------------
                                                                             500,100
                                                                        ------------
   CONSUMER CYCLICAL (16.8%)
     Leisure (4.1%)
    38,300   Tweeter Home
              Entertainment
              Group, Inc. (b)                                              1,351,990
    23,700   WMS
              Industries, Inc. (b)                                           762,429
                                                                        ------------
                                                                           2,114,419
                                                                        ------------
     Retail (8.0%)
    15,500   Cato Corporation                                                302,560
    21,800   Charlotte Russe
             Holding, Inc. (b)                                               584,240
    39,800   Childrens Place Retail
              Stores, Inc. (b)                                             1,066,640
    23,200   Coach , Inc. (b)                                                882,760
    11,900   Electronics Boutique
              Holdings Corporation (b)                                       377,825
     6,000   Factory 2-U
              Stores, Inc. (b)                                               176,100
    63,300   Good Guys, Inc. (b)                                             232,944
    26,550   Kenneth Cole
              Productions, Inc. (b)                                          534,983
                                                                        ------------
                                                                           4,158,052
                                                                        ------------
     Service (4.7%)
     6,500   Bright Horizons Family
              Solutions, Inc. (b)                                            204,100
    35,700   Coinstar, Inc. (b)                                              794,325
    30,500   First Consulting
              Group, Inc. (b)                                                219,600
    23,800   Getty Images, Inc. (b)                                          624,988
    30,200   Ventiv Health, Inc. (b)                                         623,328
                                                                        ------------
                                                                           2,466,341
                                                                        ------------
   CONSUMER STAPLES (1.8%)
     Beverage (.2%)
    12,400   Peets Coffee & Tea,
              Inc. (b)                                                       101,928
                                                                        ------------
     Restaurants (1.6%)
    22,200   PF Changs China
             Bistro, Inc. (b)                                                841,380
                                                                        ------------
   ENERGY (9.3%)
     Oil (1.1%)
    43,800   Horizon Offshore, Inc. (b)                                      591,300
                                                                        ------------
     Oil & Gas (8.2%)
    22,400   Evergreen
              Resources, Inc. (b)                                            851,200
    30,200   Natco Group, Inc. (b)                                           265,760
    33,600   Patterson-UTI
              Energy, Inc. (b)                                               600,432
    45,700   Superior Energy
              Services, Inc. (b)                                             361,030
    23,500   Universal Compression
              Holdings, Inc. (b)                                             667,400
    27,200   Veritas DGC, Inc. (b)                                           754,800
    52,987   XTO Energy Company                                              760,363
                                                                        ------------
                                                                           4,260,985
                                                                        ------------
   FINANCIAL (1.1%)
     Insurance (1.1%)
    53,000   Vesta Insurance Group, Inc.                                     553,850
                                                                        ------------
   HEALTH CARE (30.6%)
     Biotechnology (10.4%)
    47,400   Aclara Biosciences, Inc. (b)                                    367,824
    33,700   Cell Therapeutics, Inc. (b)                                     931,468
    28,400   Charles River Laboratories
              International, Inc. (b)                                        986,900
    42,600   Dendreon Corporation (b)                                        712,698

              See accompanying notes to investments in securities.

                                                                           MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
HEALTH CARE--CONTINUED
    63,600   Harvard Bioscience, Inc. (b)                               $    701,508
    31,500   Intermune, Inc. (b)                                           1,122,030
    16,900   Pharmacyclics, Inc. (b)                                         572,910
                                                                        ------------
                                                                           5,395,338
                                                                        ------------
     Drugs (12.9%)
    32,700   Cubist
              Pharmaceuticals, Inc. (b)                                    1,242,600
    28,200   First Horizon
              Pharmaceutical
              Corporation (b)                                                905,220
    39,900   Genta, Inc. (b)                                                 534,261
    38,000   ILEX Oncology, Inc. (b)                                       1,136,200
    26,300   OraPharma, Inc. (b)                                             149,647
    50,800   Pain Therapeutics, Inc. (b)                                     388,620
    63,100   POZEN , Inc. (b)                                                946,500
    36,200   Praecis
              Pharmaceuticals, Inc. (b)                                      595,128
    26,300   Titan
              Pharmaceuticals, Inc. (b)                                      789,263
                                                                        ------------
                                                                           6,687,439
                                                                        ------------
     Medical Products/Supplies (6.7%)
    33,700   ATS Medical, Inc. (b)                                           507,522
    29,000   Endocare, Inc. (b)                                              463,710
    21,500   Novoste Corporation (b)                                         548,250
    41,900   Physiometrix, Inc. (b)                                          125,700
    20,600   Polymedica
              Corporation (b)                                                834,300
    61,600   VidaMed, Inc. (b)                                               372,680
    21,100   Wilson Greatbatch
              Technologies, Inc. (b)                                         611,900
                                                                        ------------
                                                                           3,464,062
                                                                        ------------
     Special Services (.6%)
    17,200   PAREXEL International
              Corporation (b)                                                335,400
                                                                        ------------
   TECHNOLOGY (31.0%)
     Communications Equipment (4.3%)
    17,200   Celeritek, Inc. (b)                                             257,140
    32,200   Microtune, Inc. (b)                                             708,400
    87,100   ROHN Industries, Inc. (b)                                       413,725
    30,600   Stanford
              Microdevices, Inc. (b)                                         517,140
    21,800   Verisity, Ltd. (b)                                              348,800
                                                                        ------------
                                                                           2,245,205
                                                                        ------------
     Computer Networking (3.2%)
    64,900   Alloy Online, Inc. (b)                                          928,719
    38,100   Lantronix, Inc. (b)                                             392,430
    24,300   Vastera, Inc. (b)                                               345,060
                                                                        ------------
                                                                           1,666,209
                                                                        ------------
     Computer Services & Software (11.7%)
    10,400   Activision, Inc. (b)                                            408,200
    11,300   Adept Technology, Inc. (b)                                      111,870
    12,700   Aspen Technology, Inc. (b)                                      307,340
    32,000   Centra Software, Inc. (b)                                       543,680
    50,300   Extensity, Inc. (b)                                             508,030
    42,500   I-many, Inc. (b)                                                573,750
    18,800   Interactive
              Intelligence, Inc. (b)                                         206,800
    15,100   IONA Technologies
              PLC (b)(c)                                                     581,350
    15,600   MapInfo Corporation (b)343,200
    23,600   MatrixOne, Inc. (b)                                             547,284
    26,200   Mcafee.com, Inc. (b)                                            321,736
    18,200   Retek, Inc. (b)                                                 872,508
    21,800   Ulticom, Inc. (b)                                               736,840
                                                                        ------------
                                                                           6,062,588
                                                                        ------------
     Electrical Instruments (2.6%)
    18,700   FEI Company (b)                                                 766,700
    19,500   Pemstar, Inc. (b)                                               286,260
    14,000   Zygo Corporation (b)                                            311,500
                                                                        ------------
                                                                           1,364,460
                                                                        ------------
     Electronics -- Computer Distribution (1.0%)
    13,400   CoorsTek, Inc. (b)                                              502,500
                                                                        ------------
     Semiconductor Equipment (7.0%)
    20,600   02Micro International,
              Ltd. (b)(c)                                                    226,600
    27,500   Integrated Silicon
              Solution, Inc. (b)                                             382,250
     2,800   Maxwell
              Technologies, Inc. (b)                                          62,440
    21,200   Photronics, Inc. (b)                                            543,992
    26,200   Pixelworks, Inc.(b)                                             936,388
    36,700   Therma-Wave, Inc. (b)                                           699,869
    20,900   Virage Logic
              Corporation (b)                                                323,741
    16,000   Zoran Corporation(b)                                            475,520
                                                                        ------------
                                                                           3,650,800
                                                                        ------------
     Service -- Data Processing (1.2%)
    15,900   Intercept Group, Inc. (b)                                       604,200
                                                                        ------------
Total common stock
  (cost: $47,016,579)                                                     51,006,515
                                                                        ------------

              See accompanying notes to investments in securities.

                                                                           MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
SHORT-TERM SECURITIES (1.7%)
   877,265   Wells Fargo & Company -- Cash Investment Fund I,
              current rate 4.190%                                       $    877,265
                                                                        ------------
             Total short-term securities (cost: $877,265)                    877,265
                                                                        ------------
             Total investments in securities (cost: $47,893,844) (d)    $ 51,883,780
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 2.4% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001 the cost of securities for federal income tax purposes was $48,160,122. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $ 11,446,159
     Gross unrealized depreciation                                        (7,722,501)
                                                                        ------------
     Net unrealized appreciation                                        $  3,723,658
                                                                        ============

                 See accompanying notes to financial statements.

Real Estate Securities Portfolio
Investments in Securities
JUNE 30, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                                                           MARKET
  SHARES                                                                  VALUE(a)
----------                                                              ------------
COMMON STOCK (92.9%)
   CONSUMER CYCLICAL (5.9%)
     Building Materials (2.7%)
     2,100   Centex Corporation                                         $     85,575
     3,300   Hovnanian
              Enterprises, Inc. (b)                                           47,484
     3,200   Masco Corporation                                                79,872
     1,400   Standard Pacific
              Corporation                                                     32,410
     2,400   Toll Brothers, Inc. (b)                                          94,344
                                                                        ------------
                                                                             339,685
                                                                        ------------
     Lodging -- Hotel (2.4%)
    19,800   Extended Stay
              America, Inc. (b)                                              297,000
                                                                        ------------
     Retail (.8%)
     2,000   Home Depot, Inc.                                                 93,100
                                                                        ------------
   FINANCIAL (86.5%)
     Real Estate (8.0%)
    19,710   Boardwalk
              Equities, Inc. (c)                                             149,599
    16,400   Brookfield Properties
              Corporation (c)                                                313,404
    12,500   Security Capital Industrial
              Trust (b)                                                      267,500
     5,600   St. Joe Company                                                 150,528
     5,600   Trizech Hahn (c)                                                101,864
                                                                        ------------
                                                                             982,895
                                                                        ------------
     Real Estate Investment Trust --
      Apartments (12.7%)
    12,660   Apartment Investment
              and Management                                                 610,212
    12,700   Archstone Communities
              Trust                                                          327,406
     2,850   Avalonbay
              Communities, Inc.                                              133,237
     6,800   BRE Properties, Inc.                                            206,040
     5,900   Camden Property Trust                                           216,530
     1,600   Essex Property Trust, Inc.                                       79,280
                                                                        ------------
                                                                           1,572,705
                                                                        ------------
     Real Estate Investment Trust --
      Diversified (5.1%)
     3,900   Colonial Properties Trust                                       120,120
     4,400   Liberty Property Trust                                          130,240
     9,700   Vornado Realty Trust                                            378,688
                                                                        ------------
                                                                             629,048
                                                                        ------------
     Real Estate Investment Trust --
      Hotels (5.4%)
     5,000   Felcor Suite Hotels, Inc.                                       117,000
     6,900   Innkeepers USA Trust                                             82,662
     4,300   Meristar Hospitality
              Corporation                                                    102,125
     9,700   Starwood Hotels &
              Resorts Worldwide, Inc.                                        361,616
                                                                        ------------
                                                                             663,403
                                                                        ------------
     Real Estate Investment Trust --
      Office Property (23.8%)
     9,200   Arden Realty Group, Inc.                                        245,640
     5,700   Boston Properties, Inc.                                         233,130
     6,000   Brandywine Realty Trust                                         134,700
     4,000   Corporate Office
              Properties Trust                                                40,000
    32,300   Equity Office Properties
              Trust                                                        1,021,649
    10,600   Highwoods Properties, Inc.                                      282,490
     7,800   Mack-Cali Realty
              Corporation                                                    222,144
    15,700   Prentiss Properties Trust                                       412,910
     1,826   Reckson Associates
              Realty Corporation                                              44,938
    11,700   Reckson Associates Realty
              Corporation Class B                                            269,100
     1,100   SL Green Realty
              Corporation                                                     33,341
                                                                        ------------
                                                                           2,940,042
                                                                        ------------
     Real Estate Investment Trust --
      Shopping Centers (14.2%)
     2,100   CBL & Associates
              Properties, Inc.                                                64,449
     6,700   Chelsea Property
              Group, Inc.                                                    314,230
    11,400   Developers Diversified
              Realty Corporation                                             209,532
    10,200   General Growth
              Properties, Inc.                                               392,292
     4,300   Glimcher Realty Trust                                            76,970
     9,300   Kimco Realty Corporation                                        440,355
     8,700   Simon Property Group, Inc.                                      260,739
                                                                        ------------
                                                                           1,758,567
                                                                        ------------
     Real Estate Investment Trust --
      Warehouse/Industrial (17.3%)
    13,600   AMB Property
              Corporation                                                    350,336

              See accompanying notes to investments in securities.

                                                                          MARKET
  SHARES                                                                 VALUE(a)
----------                                                              ------------
FINANCIAL--CONTINUED
    12,900   Cabot Industrial Trust                                     $    270,900
    11,800   First Industrial Realty
              Trust                                                          378,898
    12,800   P.S. Business Parks, Inc.                                       358,400
    26,000   ProLogis Trust                                                  590,720
     5,000   Storage USA, Inc.                                               180,000
                                                                        ------------
                                                                           2,129,254
                                                                        ------------
   TECHNOLOGY (.5%)
     Computer Services & Software (.3%)
     1,600   Manugistics
              Group, Inc. (b)                                                 40,160
                                                                        ------------
     Computer Systems (.2%)
       500   Manhattan
              Associates, Inc.                                                19,875
                                                                        ------------
Total common stock
  (cost: $10,266,977)                                                     11,465,734
                                                                        ------------

 SHARES
----------
SHORT-TERM SECURITIES (4.1%)

  172,693    Federated Money Market Obligations Trust -- Prime
              Obligation Fund, current rate 4.170%                           172,693
    83,397   Wells Fargo & Company -- Cash Investment Fund,
              current rate 4.190%                                             83,397
                                                                        ------------
             Total short-term securities (cost: $506,406)                    506,406
                                                                        ------------
             Total investments in securities (cost: $10,773,383) (d)    $ 11,972,140
                                                                        ============

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Portfolio held 4.6% of net assets in foreign securities as of June 30, 2001.
(d) At June 30, 2001 the cost of securities for federal income tax purposes was $10,890,457. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                      $  1,127,954
     Gross unrealized depreciation                                           (46,271)
                                                                        ------------
     Net unrealized appreciation                                        $  1,081,683
                                                                        ============

                See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Statement of Assets and Liabilities
JUNE 30, 2001
(UNAUDITED)

                                                                                                             MONEY
                                                                         GROWTH             BOND             MARKET
                                                                        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                     --------------    -------------    -------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*                                      $ 337,113,787    $ 217,468,349    $ 154,877,150
Cash in bank on demand deposit                                                   --          176,274               --
Receivable for Fund shares sold                                             180,105          186,432          829,636
Receivable for investment securities sold                                 7,325,481          156,023               --
Dividends and accrued interest receivable                                    92,291        2,294,383           54,223
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 4)                                     --               --               --
Receivable for refundable foreign income taxes withheld                          --               --               --
Collateral for securities loaned (note 7)                                39,229,266               --               --
Variation margin receivable (note 6)                                             --               --               --
                                                                      -------------    -------------    -------------
     Total assets                                                       383,940,930      220,281,461      155,761,009
                                                                      -------------    -------------    -------------
                         LIABILITIES
Bank overdraft                                                                   --               --               --
Bank overdraft of foreign currencies (cost: $311,054)                            --               --               --
Payable for Fund shares repurchased                                         258,626           97,267          304,604
Dividends payable to shareholders                                                --               --           12,541
Payable for investment securities purchased                               2,192,140               --               --
Payable to Adviser                                                          207,211          104,436           72,156
Unrealized depreciation on forward foreign currency
  contracts held, at value                                                       --               --               --
Payable to Minnesota Mutual                                                      --               --               --
Other payable                                                                    --               --               --
Payable upon return of securities loaned (note 7)                        39,229,266               --               --
                                                                      -------------    -------------    -------------
     Total liabilities                                                   41,887,243          201,703          389,301
                                                                      -------------    -------------    -------------
Net assets applicable to outstanding
  capital stock                                                       $ 342,053,687    $ 220,079,758    $ 155,371,708
                                                                      =============    =============    =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value:   $   2,001,965    $   1,828,610    $   1,553,717
   Additional paid-in capital                                           358,068,465      221,019,238      153,817,991
   Undistributed net investment income                                     (468,406)       6,674,172               --
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                       (45,882,549)     (10,268,321)              --
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies          28,334,212          826,059               --
                                                                      -------------    -------------    -------------
     Total - representing net assets applicable to outstanding
      capital stock                                                   $ 342,053,687    $ 220,079,758    $ 155,371,708
                                                                      =============    =============    =============
Net asset value per share of outstanding capital stock                $        1.71    $        1.20    $        1.00
                                                                      =============    =============    =============
 * Identified cost                                                    $ 308,779,575    $ 216,642,290    $ 154,877,150
** Shares outstanding                                                   200,196,452      182,860,986      155,371,708

                See accompanying notes to financial statements.

                                                                          ASSET          MORTGAGE
                                                                       ALLOCATION        SECURITIES       INDEX 500
                                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                      -------------    -------------    --------------
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*                                      $ 540,294,467    $ 173,348,172    $ 554,641,654
Cash in bank on demand deposit                                                   --          324,331            2,542
Receivable for Fund shares sold                                             112,269          366,740          439,597
Receivable for investment securities sold                                 9,139,725        3,795,666          582,475
Dividends and accrued interest receivable                                 2,021,589        1,100,365          394,502
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 4)                                     --               --               --
Receivable for refundable foreign income taxes withheld                          --               --               --
Collateral for securities loaned (note 7)                                57,936,637               --       65,713,025
Variation margin receivable (note 6)                                             --               --           24,675
                                                                      -------------    -------------    -------------
     Total assets                                                       609,504,687      178,935,274      621,798,470
                                                                      -------------    -------------    -------------
                         LIABILITIES
Bank overdraft                                                                   --               --               --
Bank overdraft of foreign currencies (cost: $311,054)                            --               --               --
Payable for Fund shares repurchased                                         380,581          141,748          412,544
Dividends payable to shareholders                                                --               --               --
Payable for investment securities purchased                               7,713,793        8,723,718          918,021
Payable to Adviser                                                          281,409           88,697          201,478
Unrealized depreciation on forward foreign currency
  contracts held, at value                                                       --               --               --
Payable to Minnesota Mutual                                                      --               --               --
Other payable                                                                    --               --               --
Payable upon return of securities loaned (note 7)                        57,936,637               --       65,713,025
                                                                      -------------    -------------    -------------
     Total liabilities                                                   66,312,420        8,954,163       67,245,068
                                                                      -------------    -------------    -------------
Net assets applicable to outstanding
  capital stock                                                       $ 543,192,267    $ 169,981,111    $ 554,553,402
                                                                      =============    =============    =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value:   $   3,507,717    $   1,418,995    $   1,490,647
   Additional paid-in capital                                           566,833,711      163,013,424      337,268,637
   Undistributed net investment income                                    5,354,454        4,402,067        2,359,502
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                       (66,995,360)      (3,388,648)      (6,276,003)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies          34,491,745        4,535,273      219,710,619
                                                                      -------------    -------------    -------------
     Total - representing net assets applicable to outstanding
      capital stock                                                   $ 543,192,267    $ 169,981,111    $ 554,553,402
                                                                      =============    =============    =============
Net asset value per share of outstanding capital stock                $        1.55    $        1.20    $        3.72
                                                                      =============    =============    =============
 * Identified cost                                                    $ 505,802,722    $ 168,812,899    $ 334,831,810
** Shares outstanding                                                   350,771,686      141,899,522      149,064,706

                                                                                                          SMALL         MATURING
                                                                         CAPITAL       INTERNATIONAL     COMPANY       GOVERNMENT
                                                                       APPRECIATION        STOCK         GROWTH        BOND 2002
                                                                        PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
                           ASSETS
Investments in securities, at market value - see accompanying
  schedule for detailed listing*                                      $ 310,260,640    $ 305,804,508   $ 201,529,218  $   7,386,616
Cash in bank on demand deposit                                                   --               --             162          9,560
Receivable for Fund shares sold                                              93,542          148,026         113,618             24
Receivable for investment securities sold                                        --        2,654,776       4,432,488             --
Dividends and accrued interest receivable                                   117,652          850,664          57,095            345
Unrealized appreciation on forward foreign
  currency contracts held, at value (note 4)                                     --               --              --             --
Receivable for refundable foreign income taxes withheld                          --          483,146              --             --
Collateral for securities loaned (note 7)                                39,153,965               --      58,771,095             --
Variation margin receivable (note 6)                                             --               --              --             --
                                                                      -------------    -------------   -------------  -------------
     Total assets                                                       349,625,799      309,941,120     264,903,676      7,396,545
                                                                      -------------    -------------   -------------  -------------
                         LIABILITIES
Bank overdraft                                                                   --           95,737              --             --
Bank overdraft of foreign currencies (cost: $311,054)                            --          311,300              --             --
Payable for Fund shares repurchased                                         201,322          171,158         341,545          5,034
Dividends payable to shareholders                                                --               --              --             --
Payable for investment securities purchased                                      --        2,524,078       4,549,626             --
Payable to Adviser                                                          202,136          213,420         146,150          2,327
Unrealized depreciation on forward foreign currency
  contracts held, at value                                                       --               --              --             --
Payable to Minnesota Mutual                                                      --               --              --             --
Other payable                                                                    --           52,703              --             --
Payable upon return of securities loaned (note 7)                        39,153,965               --      58,771,095             --
                                                                      -------------    -------------   -------------  -------------
     Total liabilities                                                   39,557,423        3,368,396      63,808,416          7,361
                                                                      -------------    -------------   -------------  -------------
Net assets applicable to outstanding
  capital stock                                                       $ 310,068,376    $ 306,572,724   $ 201,095,260  $   7,389,184
                                                                      =============    =============   =============  =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01 par value:   $   1,706,405    $   2,155,096   $   2,064,964  $      66,113
   Additional paid-in capital                                           328,117,953      298,165,206     243,870,685      7,018,712
   Undistributed net investment income                                      209,236          454,200        (508,923)       202,462
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                       (19,290,653)       7,600,273     (24,562,942)       (27,591)
   Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies            (674,565)      (1,802,051)    (19,768,524)       129,488
                                                                      -------------    -------------   -------------  -------------
     Total - representing net assets applicable to outstanding
      capital stock                                                   $ 310,068,376    $ 306,572,724   $ 201,095,260  $   7,389,184
                                                                      =============    =============   =============  =============
Net asset value per share of outstanding capital stock                $        1.82    $        1.42   $         .97  $        1.12
                                                                      =============    =============   =============  =============
 * Identified cost                                                    $ 310,935,205    $ 307,544,527   $ 221,297,742  $   7,257,128
** Shares outstanding                                                   170,640,549      215,509,630     206,496,405      6,611,347

                See accompanying notes to financial statements.

                                                             MATURING           MATURING
                                                            GOVERNMENT        GOVERNMENT         VALUE
                                                             BOND 2006         BOND 2010         STOCK
                                                             PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                           -------------    -------------    --------------
                           ASSETS
Investments in securities, at market value - see
  accompanying schedule for detailed listing*              $   7,807,713    $   5,822,900    $ 154,608,905
Cash in bank on demand deposit                                     4,561            7,631               --
Receivable for Fund shares sold                                       91               61          109,396
Receivable for investment securities sold                             --               --        8,071,823
Dividends and accrued interest receivable                            348               67          158,511
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                   --               --               --
Receivable for refundable foreign income taxes withheld               --               --               --
Collateral for securities loaned (note 7)                             --               --       30,649,149
Variation margin receivable (note 6)                                  --               --               --
                                                           -------------    -------------    -------------
     Total assets                                              7,812,713        5,830,659      193,597,784
                                                           -------------    -------------    -------------
                         LIABILITIES
Bank overdraft                                                        --               --               --
Bank overdraft of foreign currencies (cost: $311,054)                 --               --               --
Payable for Fund shares repurchased                                1,251           39,488           80,453
Dividends payable to shareholders                                     --               --               --
Payable for investment securities purchased                           --               --        5,362,624
Payable to Adviser                                                 2,490            1,891          103,920
Unrealized depreciation on forward foreign currency
  contracts held, at value                                            --               --               --
Payable to Minnesota Mutual                                           --               --               --
Other payable                                                         --               --               --
Payable upon return of securities loaned (note 7)                     --               --       30,649,149
                                                           -------------    -------------    -------------
     Total liabilities                                             3,741           41,379       36,196,146
                                                           -------------    -------------    -------------
Net assets applicable to outstanding capital stock         $   7,808,972    $   5,789,280    $ 157,401,638
                                                           =============    =============    =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01
    par value:                                             $      64,368    $      44,985    $     973,797
   Additional paid-in capital                                  7,271,079        5,408,099      151,247,723
   Undistributed net investment income                           200,866          158,427          786,707
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                (77,937)         (75,536)      (4,000,330)
   Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                   350,596          253,305        8,393,741
                                                           -------------    -------------    -------------
     Total - representing net assets applicable to
      outstanding capital stock                            $   7,808,972    $   5,789,280    $ 157,401,638
                                                           =============    =============    =============
Net asset value per share of outstanding capital stock     $        1.21    $        1.29    $        1.62
                                                           =============    =============    =============
  * Identified cost                                        $   7,457,117    $   5,569,595    $ 146,215,164
** Shares outstanding                                          6,436,837        4,498,477       97,379,748

                 See accompanying notes to financial statements.

                                                               SMALL
                                                              COMPANY            GLOBAL          INDEX 400
                                                               VALUE             BOND             MID-CAP
                                                             PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                           -------------    -------------    --------------
                           ASSETS
Investments in securities, at market value - see
  accompanying schedule for detailed listing*              $  32,952,106    $  36,522,340    $  40,520,771
Cash in bank on demand deposit                                        --               --               --
Receivable for Fund shares sold                                  454,772           47,111           89,085
Receivable for investment securities sold                             --        1,274,370           75,600
Dividends and accrued interest receivable                         34,623          616,310           28,437
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                   --          154,468               --
Receivable for refundable foreign income taxes withheld               --           13,796               --
Collateral for securities loaned (note 7)                      5,444,742               --       12,392,435
Variation margin receivable (note 6)                                  --               --           34,375
                                                           -------------    -------------    -------------
     Total assets                                             38,886,243       38,628,395       53,140,703
                                                           -------------    -------------    -------------
                         LIABILITIES
Bank overdraft                                                        --           10,011               --
Bank overdraft of foreign currencies (cost: $311,054)                 --               --               --
Payable for Fund shares repurchased                              105,785            9,036          137,337
Dividends payable to shareholders                                     --               --               --
Payable for investment securities purchased                           --          762,489           34,803
Payable to Adviser                                                29,245           37,357           17,561
Unrealized depreciation on forward foreign currency
  contracts held, at value                                            --          272,819               --
Payable to Minnesota Mutual                                           --               --               --
Other payable                                                         --            7,301               --
Payable upon return of securities loaned (note 7)              5,444,742               --       12,392,435
                                                           -------------    -------------    -------------
     Total liabilities                                         5,579,772        1,099,013       12,582,136
                                                           -------------    -------------    -------------
Net assets applicable to outstanding capital stock         $  33,306,471    $  37,529,382    $  40,558,567
                                                           =============    =============    =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01
    par value:                                             $     248,047    $     412,601    $     339,792
   Additional paid-in capital                                 25,214,241       40,211,685       38,119,498
   Undistributed net investment income                           (10,216)         284,476          172,592
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions                981,404       (2,103,490)        (644,114)
   Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                 6,872,995       (1,275,890)       2,570,799
                                                           -------------    -------------    -------------
     Total - representing net assets applicable to
      outstanding capital stock                            $  33,306,471    $  37,529,382    $  40,558,567
                                                           =============    =============    =============
Net asset value per share of outstanding capital stock     $        1.34    $         .91    $        1.19
                                                           =============    =============    =============
  * Identified cost                                        $  26,079,111    $  37,664,961    $  37,885,472
** Shares outstanding                                         24,804,710       41,260,088       33,979,152

                                                              MACRO-CAP       MICRO-CAP       REAL ESTATE
                                                                VALUE          GROWTH          SECURITIES
                                                              PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                           -------------    -------------    -------------
                           ASSETS
Investments in securities, at market value - see
  accompanying schedule for detailed listing*              $  29,242,126    $  51,883,780    $  11,972,140
Cash in bank on demand deposit                                       857               --               --
Receivable for Fund shares sold                                   52,839           40,514           41,847
Receivable for investment securities sold                             --          130,013          668,218
Dividends and accrued interest receivable                         26,003           12,033           68,715
Unrealized appreciation on forward foreign currency
  contracts held, at value (note 4)                                   --               --               --
Receivable for refundable foreign income taxes withheld               --               --               --
Collateral for securities loaned (note 7)                      3,191,083       16,662,324          844,450
Variation margin receivable (note 6)                                  --               --               --
                                                           -------------    -------------    -------------
     Total assets                                             32,512,908       68,728,664       13,595,370
                                                           -------------    -------------    -------------

                         LIABILITIES

Bank overdraft                                                        --           54,502               --
Bank overdraft of foreign currencies (cost: $311,054)                 --               --               --
Payable for Fund shares repurchased                               16,779           43,286           43,706
Dividends payable to shareholders                                     --               --               --
Payable for investment securities purchased                       24,550               --          356,772
Payable to Adviser                                                38,787           53,473            9,386
Unrealized depreciation on forward foreign currency
  contracts held, at value                                            --               --               --
Payable to Minnesota Mutual                                           --               --               --
Other payable                                                         --               --               --
Payable upon return of securities loaned (note 7)              3,191,083       16,662,324          844,450
                                                           -------------    -------------    -------------
     Total liabilities                                         3,271,199       16,813,585        1,254,314
                                                           -------------    -------------    -------------
Net assets applicable to outstanding capital stock         $  29,241,709    $  51,915,079    $  12,341,056
                                                           =============    =============    =============
Represented by:
   Capital stock - authorized 10 trillion shares of $.01
    par value:                                             $     284,535    $     295,359    $     127,245
   Additional paid-in capital                                 31,017,676       54,309,890       11,342,430
   Undistributed net investment income                            26,670         (216,304)         188,432
   Accumulated net realized gains (losses) from
    investments and foreign currency transactions               (905,869)      (6,463,802)        (515,808)
   Unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities in foreign
    currencies                                                (1,181,303)       3,989,936        1,198,757

     Total - representing net assets applicable to
      outstanding capital stock                            $  29,241,709    $  51,915,079    $  12,341,056
                                                           =============    =============    =============
Net asset value per share of outstanding capital stock     $        1.03    $        1.76    $         .97
                                                           =============    =============    =============
  * Identified cost                                        $  30,423,429    $  47,893,844    $  10,773,383
** Shares outstanding                                         28,453,493       29,535,855       12,724,488

                See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Statements of Operations
PERIOD FROM JANUARY 1, 2001 TO JUNE 30, 2001
(UNAUDITED)


                                                                                                         MONEY
                                                                            GROWTH          BOND         MARKET
                                                                           PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                          ------------   -----------   -----------
Investment Income
  Interest                                                                $    295,210   $ 7,081,605    $4,188,686
  Dividends (net of foreign withholding taxes of $820,003 for
   International Stock Portfolio)                                              626,172       224,641             -
  Income for securities lending activities                                       7,664
                                                                          ------------   -----------   -----------
     Total investment income                                                   929,046     7,306,246     4,188,686
                                                                          ------------   -----------   -----------
Expenses (note 5):
  Investment advisory fee                                                      840,106       319,489       196,627
  Rule 12b-1                                                                   466,726       266,241       196,627
  Custodian fees                                                                 9,142         2,300           817
  Administrative services fee                                                   25,800        25,800        25,800
  Auditing and accounting services                                              12,056         6,906         5,506
  Legal fees                                                                     1,803         1,790         1,790
  Registration fees                                                                  -            50         4,968
  Printing and shareholder reports                                              19,863         4,359         2,256
  Directors' fees                                                                5,034         1,845         1,885
  Insurance                                                                      2,321           986           992
  S & P Licensing fee                                                                -             -             -
  Other                                                                         14,601         2,307         2,671
                                                                          ------------   -----------   -----------
     Total expenses                                                          1,397,452       632,073       439,939
                                                                          ------------   -----------   -----------
  Less fees and expenses waived or absorbed by Advisor                               -             -             -
                                                                          ------------   -----------   -----------
     Total net expenses                                                      1,397,452       632,073       439,939
                                                                          ------------   -----------   -----------
     Investment income (loss) - net                                           (468,406)    6,674,173     3,748,747
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                                   (35,174,618)    2,799,017             -
    Foreign currency transactions                                                    -             -             -
  Net change in unrealized appreciation or depreciation on:

    Investments                                                            (42,785,164)   (1,554,235)            -
    Translation of assets and liabilities in foreign currency                        -             -             -
                                                                          ------------   -----------   -----------
Net gains (losses) on investments                                          (77,959,782)    1,244,782             -
                                                                          ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations           $(78,428,188)  $ 7,918,955    $3,748,747
                                                                          ============   ===========   ===========


See accompanying notes to financial statements.

                                                                             ASSET        MORTGAGE                       CAPITAL
                                                                           ALLOCATION    SECURITIES      INDEX 500     APPRECIATION
                                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                          ------------   -----------   ------------    ------------
Investment Income
  Interest                                                                $  5,663,150    $4,708,006   $    161,610    $    530,177
  Dividends (net of foreign withholding taxes of $820,003 for
   International Stock Portfolio)                                            1,511,819       195,834      3,371,905       1,041,870
  Income for securities lending activities                                      13,977             -          8,096           6,605
                                                                          ------------   -----------   ------------    ------------
     Total investment income                                                 7,188,946     4,903,840      3,541,611       1,578,652
                                                                          ------------   -----------   ------------    ------------
Expenses (note 5):
  Investment advisory fee                                                    1,008,553       240,286        342,552         832,116
  Rule 12b-1                                                                   720,395       200,238        701,413         416,058
  Custodian fees                                                                23,418             -         15,174           4,499
  Administrative services fee                                                   25,800        25,800         25,800          25,800
  Auditing and accounting services                                              19,556         7,606          8,056           9,956
  Legal fees                                                                     2,761         1,790          2,652           1,790
  Registration fees                                                                  -            43              -               -
  Printing and shareholder reports                                              11,441        21,574         55,984          67,396
  Directors' fees                                                                6,938         1,520          6,228           4,035
  Insurance                                                                      2,833           853          2,503           1,805
  S & P Licensing fee                                                                -             -         12,660               -
  Other                                                                         12,797         2,063          9,088           5,961
                                                                          ------------   -----------   ------------    ------------
     Total expenses                                                          1,834,492       501,773      1,182,110       1,369,416
                                                                          ------------   -----------   ------------    ------------
  Less fees and expenses waived or absorbed by Advisor                               -             -              -               -
                                                                          ------------   -----------   ------------    ------------
     Total net expenses                                                      1,834,492       501,773      1,182,110       1,369,416
                                                                          ------------   -----------   ------------    ------------
     Investment income (loss) - net                                          5,354,454     4,402,067      2,359,501         209,236
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                                   (43,939,047)    2,962,369     (2,586,591)     (9,327,792)
    Foreign currency transactions                                                    -             -              -               -
  Net change in unrealized appreciation or depreciation on:

    Investments                                                            (31,348,355)      314,713    (41,044,272)    (44,673,794)
    Translation of assets and liabilities in foreign currency                        -             -              -               -
                                                                          ------------   -----------   ------------    ------------
Net gains (losses) on investments                                          (75,287,402)    3,277,082    (43,630,863)    (54,001,586)
                                                                          ------------   -----------   ------------    ------------
Net increase (decrease) in net assets resulting from operations           $(69,932,948)   $7,679,149   $(41,271,362)   $(53,792,350)
                                                                          ============    ==========   ============    ============
                                                                                              SMALL        MATURING
                                                                           INTERNATIONAL     COMPANY      GOVERNMENT
                                                                              STOCK          GROWTH       BOND 2002
                                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                           ------------   ------------   -----------
Investment Income
  Interest                                                                 $    350,603   $    356,168      $217,154
  Dividends (net of foreign withholding taxes of $820,003 for
   International Stock Portfolio)                                             4,995,708         71,559             -
  Income for securities lending activities                                            -         60,300             -
                                                                           ------------   ------------   -----------
     Total investment income                                                  5,346,311        488,027       217,154
                                                                           ------------   ------------   -----------
Expenses (note 5):
  Investment advisory fee                                                       936,644        658,939         9,232
  Rule 12b-1                                                                    397,550        253,438             -
  Custodian fees                                                                 92,810          8,258         1,600
  Administrative services fee                                                    18,600         25,800        25,800
  Auditing and accounting services                                               96,853          5,456         6,083
  Legal fees                                                                      1,790          1,790         1,790
  Registration fees                                                                  67              -             -
  Printing and shareholder reports                                                5,682         35,480           364
  Directors' fees                                                                 3,393          2,590            73
  Insurance                                                                       1,584          1,416           184
  S & P Licensing fee                                                                 -              -             -
  Other                                                                          10,887          3,783           101
                                                                           ------------   ------------   -----------
     Total expenses                                                           1,565,860        996,950        45,227
                                                                           ------------   ------------   -----------
  Less fees and expenses waived or absorbed by Advisor                                               -       (30,535)
                                                                           ------------   ------------   -----------
     Total net expenses                                                       1,565,860        996,950        14,692
                                                                           ------------   ------------   -----------
     Investment income (loss) - net                                           3,780,451       (508,923)      202,462
Realized and unrealized gains (losses) on investments
  and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                                      8,939,338    (23,887,993)       43,135
    Foreign currency transactions                                              (407,110)             -             -
  Net change in unrealized appreciation or depreciation on:

    Investments                                                             (35,450,258)    (9,643,460)       39,265
    Translation of assets and liabilities in foreign currency                   (47,215)             -             -
                                                                           ------------   ------------   -----------
Net gains (losses) on investments                                           (26,965,245)   (33,531,453)       82,400
                                                                           ------------   ------------   -----------
Net increase (decrease) in net assets resulting from operations            $(23,184,794)  $(34,040,376)     $284,862
                                                                           ============   ============      ========

                                                                    MATURING         MATURING
                                                                    GOVERNMENT       GOVERNMENT        VALUE
                                                                    BOND 2006        BOND 2010         STOCK
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                   ------------     ------------    -----------
Investment Income
  Interest (net of foreign withholding taxes of $673 for
   Global Bond Portfolio)                                              $215,316        $ 170,175    $   268,532
  Dividends                                                                   -                -      1,147,814
  Income for securities lending activities                                    -                -         13,755
                                                                   ------------     ------------    -----------
      Total investment income                                           215,316          170,175      1,430,101
                                                                   ------------     ------------    -----------
Expenses (note 5):
  Investment advisory fee                                                 9,084            7,382        395,094
  Rule 12b-1                                                                  -                -        197,547
  Custodian fees                                                          1,300            1,400          5,695
  Administrative services fee                                            25,800           25,800         25,800
  Auditing and accounting services                                        6,083            5,806          6,506
  Legal fees                                                              1,790            1,790          1,790
  Registration fees                                                           -                -              -
  Printing and shareholder reports                                          311              254          7,204
  Directors' fees                                                            64               51          1,582
  Insurance                                                                 157              130            954
  S & P Licensing fee                                                         -                -              -
  Other                                                                      84               62          1,221
                                                                   ------------     ------------    -----------
      Total expenses                                                     44,673           42,675        643,393
                                                                   ------------     ------------    -----------
Less fees and expenses waived or absorbed by Advisor                    (30,223)         (30,928)             -
                                                                   ------------     ------------    -----------
      Total net expenses                                                 14,450           11,747        643,393
                                                                   ------------     ------------    -----------
      Investment income (loss) - net                                    200,866          158,428        786,708
Realized and unrealized gains (losses) on investments and
   foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                                 12,696           13,577      3,485,391
    Foreign currency transactions                                             -                -              -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                         (64,075)        (183,009)    (9,587,182)
    Translation of assets and liabilities in foreign currency                 -                -              -
                                                                   ------------     ------------    -----------
Net gains (losses) on investments                                       (51,379)        (169,432)    (6,101,791)
                                                                   ------------     ------------    -----------
Net increase (decrease) in net assets resulting
   from operations                                                     $149,487        $ (11,004)   $(5,315,083)
                                                                   ============     ============    ===========


See accompanying notes to financial statements.

                                                                     SMALL
                                                                     COMPANY       GLOBAL        INDEX 400     MACRO-CAP
                                                                      VALUE         BOND          MID-CAP       VALUE
                                                                    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                   ----------    -----------    ----------    ----------
Investment Income
  Interest (net of foreign withholding taxes of $673 for
   Global Bond Portfolio)                                          $   58,754    $ 1,110,980      $ 98,550     $  27,524
  Dividends                                                            75,793              -       167,011       148,301
  Income for securities lending activities                              4,270              -         6,510           576
                                                                   ----------    -----------    ----------    ----------
      Total investment income                                         138,817      1,110,980       272,071       176,401
                                                                   ----------    -----------    ----------    ----------
Expenses (note 5):
  Investment advisory fee                                              94,610        111,975        27,296        69,700
  Rule 12b-1                                                           33,789         46,656        45,494        34,850
  Custodian fees                                                        4,812         15,659         7,208         6,942
  Administrative services fee                                          25,800         18,600        25,800        18,600
  Auditing and accounting services                                     10,533         12,033        10,533        35,305
  Legal fees                                                            1,790          1,790         1,790         1,790
  Registration fees                                                         -              -           174           101
  Printing and shareholder reports                                      1,194          1,870         1,792         1,826
  Directors' fees                                                         249            391           366           341
  Insurance                                                               276            383           378           380
  S & P Licensing fee                                                       -              -        10,000             -
  Other                                                                   322         14,339           487           466
                                                                   ----------    -----------    ----------    ----------
      Total expenses                                                  173,375        223,696       131,318       170,301
                                                                   ----------    -----------    ----------    ----------
Less fees and expenses waived or absorbed by Advisor                  (24,342)             -       (31,839)      (20,570)
                                                                   ----------    -----------    ----------    ----------
      Total net expenses                                              149,033        223,696        99,479       149,731
                                                                   ----------    -----------    ----------    ----------
      Investment income (loss) - net                                  (10,216)       887,284       172,592        26,670
Realized and unrealized gains (losses) on investments and
   foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                              992,545        470,345        (9,474)     (369,334)
    Foreign currency transactions                                           -       (949,870)            -             -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                     3,179,758     (1,925,747)      244,202      (590,183)
    Translation of assets and liabilities in foreign currency               -         27,242             -             -
                                                                   ----------    -----------    ----------    ----------
Net gains (losses) on investments                                   4,172,303     (2,378,030)      234,728      (959,517)
                                                                   ----------    -----------    ----------    ----------
Net increase (decrease) in net assets resulting
   from operations                                                 $4,162,087    $(1,490,746)     $407,320     $(932,847)
                                                                   ==========    ===========      ========     =========
                                                                    MICRO-CAP     REAL ESTATE
                                                                     GROWTH        SECURITIES
                                                                    PORTFOLIO      PORTFOLIO
                                                                   -----------    -----------
Investment Income
  Interest (net of foreign withholding taxes of $673 for
   Global Bond Portfolio)                                          $    40,895      $ 10,456
  Dividends                                                              9,798       229,081
  Income for securities lending activities                              55,086           283
                                                                   -----------    -----------
      Total investment income                                          105,779       239,820
                                                                   -----------    -----------
Expenses (note 5):
  Investment advisory fee                                              228,161        31,034
  Rule 12b-1                                                            60,042        12,931
  Custodian fees                                                         4,067         7,115
  Administrative services fee                                           25,800        25,800
  Auditing and accounting services                                      10,533        10,483
  Legal fees                                                             1,790         1,790
  Registration fees                                                          -             -
  Printing and shareholder reports                                       5,080         1,613
  Directors' fees                                                          854           115
  Insurance                                                                650           173
  S & P Licensing fee                                                        -             -
  Other                                                                  1,219           144
                                                                   -----------    -----------
      Total expenses                                                   338,196        91,198
                                                                   -----------    -----------
Less fees and expenses waived or absorbed by Advisor                   (16,113)      (39,810)
                                                                   -----------    -----------
      Total net expenses                                               322,083        51,388
                                                                   -----------    -----------
      Investment income (loss) - net                                  (216,304)      188,432
Realized and unrealized gains (losses) on investments and
   foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)                                            (6,235,838)      618,453
    Foreign currency transactions                                            -             -
  Net change in unrealized appreciation or depreciation on:
    Investments                                                      6,871,503        90,678
    Translation of assets and liabilities in foreign currency                -             -
                                                                   -----------    -----------
Net gains (losses) on investments                                      635,665       709,131
                                                                   -----------    -----------
Net increase (decrease) in net assets resulting
   from operations                                                 $   419,361      $897,563
                                                                   ===========      ========

Advantus Series Fund, Inc.
Statements of Changes in Net Assets
PERIOD FROM JANUARY 1, 2001 TO JUNE 30, 2001 AND YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                        GROWTH                                   BOND
                                                                       PORTFOLIO                              PORTFOLIO
                                                           --------------------------------         -----------------------------
                                                               2001                2000                 2001             2000
                                                           ------------        ------------         ------------     ------------
Operations:
   Investment income (loss) - net                          $   (468,406)       $ (1,331,020)        $  6,674,173     $ 11,436,439
   Net realized gains (losses) on investments               (35,174,618)         47,017,395            2,799,017       (7,254,464)
   Net change in unrealized appreciation or
    depreciation of investments                             (42,785,164)       (170,295,571)          (1,554,235)      13,565,216
                                                           ------------        ------------         ------------     ------------
    Net decrease in net assets resulting from
     operations                                             (78,428,188)       (124,609,196)           7,918,955       17,747,191
                                                           ------------        ------------         ------------     ------------
Distributions to shareholders from:
   Investment income - net                                            -             (20,866)         (11,436,440)     (10,726,543)
   Net realized gains                                       (54,563,377)        (20,539,219)                   -                -
                                                           ------------        ------------         ------------     ------------
     Total distributions                                    (54,563,377)        (20,560,085)         (11,436,440)     (10,726,543)
                                                           ------------        ------------         ------------     ------------
Capital share transactions (note 8):
   Proceeds from sales:                                      33,245,641         109,655,881           43,031,561       31,493,026
   Shares issued as a result of reinvested
    distributions                                            54,563,371          20,560,085           11,436,440       10,726,543
   Payments for redemption of shares                        (51,480,972)       (141,005,194)         (18,124,302)     (43,867,914)
                                                           ------------        ------------         ------------     ------------
     Increase (decrease) in net assets from
   capital share transactions                                36,328,040         (10,789,228)          36,343,699       (1,648,345)
                                                           ------------        ------------         ------------     ------------
     Total increase (decrease) in net assets                (96,663,525)       (155,958,509)          32,826,214        5,372,303
Net assets at beginning of period                           438,717,212         594,675,721          187,253,544      181,881,241
                                                           ------------        ------------         ------------     ------------
Net assets at end of period*                               $342,053,687        $438,717,212         $220,079,758     $187,253,544
                                                           ============        ============         ============     ============
*  including undistributed (distributions in excess of)
   net investment income                                   $   (468,406)       $          -         $  6,674,172     $ 11,436,439


See accompanying notes to financial statements.

                                                                        MONEY                                   ASSET
                                                                        MARKET                                ALLOCATION
                                                                      PORTFOLIO                                PORTFOLIO
                                                          ----------------------------------        ------------------------------
                                                              2001                 2000                 2001             2000
                                                          -------------        -------------        ------------     -------------
Operations:
   Investment income (loss) - net                         $   3,748,747        $   9,326,548        $  5,354,454     $  15,619,288
   Net realized gains (losses) on investments                         -                    -         (43,939,047)       48,487,849
   Net change in unrealized appreciation or
    depreciation of investments                                       -                    -         (31,348,355)     (137,356,655)
                                                          -------------        -------------        ------------     -------------
    Net decrease in net assets resulting from
     operations                                               3,748,747            9,326,548         (69,932,948)      (73,249,518)
                                                          -------------        -------------        ------------     -------------
Distributions to shareholders from:
   Investment income - net                                   (3,748,747)          (9,326,548)                  -       (16,373,615)
   Net realized gains                                                 -                    -         (67,682,594)      (33,866,432)
                                                          -------------        -------------        ------------     -------------
     Total distributions                                     (3,748,747)          (9,326,548)        (67,682,594)      (50,240,047)
                                                          -------------        -------------        ------------     -------------
Capital share transactions (note 8):
   Proceeds from sales:                                      84,522,347          171,501,088          42,604,776       101,555,964
   Shares issued as a result of reinvested
    distributions                                             3,795,573            9,267,520          67,682,594        50,240,047
   Payments for redemption of shares                       (117,043,928)        (153,250,569)        (68,451,241)     (139,463,455)
                                                          -------------        -------------        ------------     -------------
     Increase (decrease) in net assets from
   capital share transactions                               (28,726,008)          27,518,039          41,836,129        12,332,556
                                                          -------------        -------------        ------------     -------------
     Total increase (decrease) in net assets                (28,726,008)          27,518,039         (95,779,413)     (111,157,009)
Net assets at beginning of period                           184,097,716          156,579,677         638,971,680       750,128,689
                                                          -------------        -------------        ------------     -------------
Net assets at end of period*                              $ 155,371,708        $ 184,097,716        $543,192,267     $ 638,971,680
                                                          =============        =============        ============     =============
*  including undistributed (distributions in excess of)
   net investment income                                  $           -        $           -        $  5,354,454     $           -
                                                                       MORTGAGE
                                                                      SECURITIES
                                                                      PORTFOLIO
                                                          ---------------------------------
                                                              2001                 2000
                                                          ------------         ------------
Operations:
   Investment income (loss) - net                         $  4,402,067         $ 10,274,172
   Net realized gains (losses) on investments                2,962,369           (3,183,954)
   Net change in unrealized appreciation or
    depreciation of investments                                314,713            8,703,106
                                                          ------------         ------------
    Net decrease in net assets resulting from
     operations                                              7,679,149           15,793,324
                                                          ------------         ------------
Distributions to shareholders from:
   Investment income - net                                 (10,274,172)          (9,141,650)
   Net realized gains                                                -                    -
                                                          ------------         ------------
     Total distributions                                   (10,274,172)          (9,141,650)
                                                          ------------         ------------
Capital share transactions (note 8):
   Proceeds from sales:                                     26,228,793           28,747,115
   Shares issued as a result of reinvested
    distributions                                           10,274,172            9,141,650
   Payments for redemption of shares                       (15,068,001)         (32,214,536)
                                                          ------------         ------------
     Increase (decrease) in net assets from
   capital share transactions                               21,434,964            5,674,229
                                                          ------------         ------------
     Total increase (decrease) in net assets                18,839,941           12,325,903
Net assets at beginning of period                          151,141,170          138,815,267
                                                          ------------         ------------
Net assets at end of period*                              $169,981,111         $151,141,170
                                                          ============         ============
*  including undistributed (distributions in excess of)
   net investment income                                  $  4,402,067         $ 10,274,172

                                                                                                CAPITAL
                                                               INDEX 500                      APPRECIATION
                                                               PORTFOLIO                       PORTFOLIO
                                                   -------------------------------    --------------------------------
                                                         2001            2000             2001             2000
                                                   --------------    -------------    ---------------   --------------
Operations:
   Investment income (loss) - net                  $    2,359,501    $   4,680,231    $       209,236   $     (761,731)
   Net realized gains (losses) on investments          (2,586,591)       6,103,753         (9,327,792)      85,271,213
   Net change in unrealized appreciation or
    depreciation of investments                       (41,044,272)     (71,591,547)       (44,673,794)    (127,399,295)
                                                   --------------    -------------    ---------------   --------------
    Net decrease in net assets resulting from
     operations                                       (41,271,362)     (60,807,563)       (53,792,350)     (42,889,813)
                                                   --------------    -------------    ---------------   --------------
Distributions to shareholders from:
   Investment income - net                                (50,231)      (4,710,123)                 -                -
   Net realized gains                                  (6,116,192)      (9,444,500)       (93,368,126)     (39,535,288)
   Tax return of capital                                        -                -                  -                -
                                                   --------------    -------------    ---------------   --------------
     Total distributions                               (6,166,423)     (14,154,623)       (93,368,126)     (39,535,288)
                                                   --------------    -------------    ---------------   --------------
Capital share transactions (note 8):
   Proceeds from sales:                                76,506,546      157,589,122         21,099,079       64,057,734
   Shares issued as a result of reinvested
    distributions                                       6,166,423       14,154,623         93,368,126       39,535,288
   Payments for redemption of shares                  (64,921,146)    (170,366,560)       (38,221,065)     (97,633,963)
                                                   --------------    -------------    ---------------   --------------
     Increase (decrease) in net assets from
   capital share transactions                          17,751,823        1,377,185         76,246,140        5,959,059
                                                   --------------    -------------    ---------------   --------------
     Total increase (decrease) in net assets          (29,685,962)     (73,585,001)       (70,914,336)     (76,466,042)
Net assets at beginning of period                     584,239,364      657,824,365        380,982,712      457,448,754
                                                   --------------    -------------    ---------------   --------------
Net assets at end of period*                       $  554,553,402    $ 584,239,364    $   310,068,376   $  380,982,712
                                                   ==============    =============    ===============   ==============

*   including undistributed (distributions in
    excess of) net investment income               $    2,359,502    $      50,232    $      209,236    $            -


  See accompanying notes to financial statements.
                                       122

                                                      INTERNATIONAL                SMALL COMPANY              MATURING GOVERNMENT
                                                          STOCK                       GROWTH                       BOND 2002
                                                        PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                              ---------------------------   ----------------------------   ------------------------
                                                   2001           2000           2001           2000          2001         2000
                                              ------------   ------------   ------------    ------------   -----------  -----------
 Operations:
   Investment income (loss) - net             $  3,780,451   $  6,704,316   $   (508,923)   $ (1,287,798)  $   202,462  $   482,699
   Net realized gains (losses) on investments    8,532,228     33,861,558    (23,887,993)     78,774,373        43,135      (45,111)
   Net change in unrealized appreciation or
    depreciation of investments                (35,497,473)   (38,138,703)    (9,643,460)   (108,634,145)       39,265      223,872
                                              ------------   ------------   ------------    ------------   -----------  -----------
    Net decrease in net assets resulting from
     operations                                (23,184,794)     2,427,171    (34,040,376)    (31,147,570)      284,862      661,460
                                              ------------   ------------   ------------    ------------   -----------  -----------
 Distributions to shareholders from:
   Investment income - net                      (8,752,142)    (5,722,102)             -               -        (8,699)    (477,786)
   Net realized gains                          (30,986,267)   (29,802,795)   (77,689,231)    (17,648,661)            -            -
   Tax return of capital                                 -              -              -               -             -            -
                                              ------------   ------------   ------------    ------------   -----------  -----------
     Total distributions                       (39,738,409)   (35,524,897)   (77,689,231)    (17,648,661)       (8,699)    (477,786)
                                              ------------   ------------   ------------    ------------   -----------  -----------
 Capital share transactions (note 8):
   Proceeds from sales:                         25,032,489     65,130,163     21,227,674      67,100,498       579,091      489,911
   Shares issued as a result of reinvested
    distributions                               39,738,409     35,524,897     77,689,231      17,648,661         8,699      477,786
   Payments for redemption of shares           (38,204,657)   (88,476,606)   (27,069,605)    (64,856,473)   (2,056,001)  (2,730,710)
                                              ------------   ------------   ------------    ------------   -----------  -----------
     Increase (decrease) in net assets from
   capital share transactions                   26,566,241     12,178,454     71,847,300      19,892,686    (1,468,211)  (1,763,013)
                                              ------------   ------------   ------------    ------------   -----------  -----------
     Total increase (decrease) in net assets   (36,356,962)   (20,919,272)   (39,882,307)    (28,903,545)   (1,192,048)  (1,579,339)
 Net assets at beginning of period             342,929,686    363,848,958    240,977,567     269,881,112     8,581,232   10,160,571
                                              ------------   ------------   ------------    ------------   -----------  -----------
 Net assets at end of period*                 $306,572,724   $342,929,686   $201,095,260    $240,977,567   $ 7,389,184  $ 8,581,232
                                              ============   ============   ============    ============   ===========  ===========
*   including undistributed (distributions in
     excess of) net investment income         $    454,200   $  5,425,891   $   (508,923)   $          -   $   202,462  $     8,699

                                                            MATURING GOVERNMENT             MATURING GOVERNMENT
                                                                 BOND 2006                       BOND 2010
                                                                PORTFOLIO                      PORTFOLIO
                                                      ----------------------------    -----------------------------
                                                         2001            2000             2001             2000
                                                      -----------    -------------    ------------    -------------
Operations:
   Investment income (loss) - net                     $   200,866    $    359,693     $    158,428     $    307,005
   Net realized gains (losses) on investments              12,696         (22,610)          13,577          (49,008)
   Net change in unrealized appreciation or
    depreciation of investments                           (64,075)        540,271         (183,009)         722,031
                                                      -----------    -------------    ------------    -------------
    Net decrease in net assets resulting from
     operations                                           149,487         877,354          (11,004)         980,028
                                                      -----------    -------------    ------------    -------------
Distributions to shareholders from:
   Investment income - net                                      -        (362,207)        (307,006)        (312,933)
   Net realized gains                                           -               -                -          (23,561)
   Tax return of capital                                        -          (2,307)               -                -
                                                      -----------    -------------    ------------    -------------
     Total distributions                                        -        (364,514)        (307,006)        (336,494)
                                                      -----------    -------------    ------------    -------------
Capital share transactions (note 8):

   Proceeds from sales:                                 2,148,185         508,736        1,435,079          869,174
   Shares issued as a result of reinvested
    distributions                                               -         364,514          307,006          336,494
   Payments for redemption of shares                     (917,305)     (1,218,009)      (1,171,867)      (1,254,462)
                                                      -----------    -------------    ------------    -------------
     Increase (decrease) in net assets from
      capital share transactions                        1,230,880        (344,759)         570,218          (48,794)
                                                      -----------    -------------    ------------    -------------

     Total increase (decrease) in net assets            1,380,367         168,081          252,208          594,740

Net assets at beginning of period                       6,428,605       6,260,524        5,537,072        4,942,332
                                                      -----------    -------------    ------------    -------------
Net assets at end of period*                           $7,808,972    $  6,428,605     $  5,789,280      $ 5,537,072
                                                      ============   ============     ============    =============
*   including undistributed (distributions in excess
    of) net investment income                          $  200,866    $          -     $    158,427      $   307,005

See accompanying notes to financial statements.
                                      124

                                                          VALUE                   SMALL COMPANY
                                                          STOCK                       VALUE                     GLOBAL BOND
                                                        PORTFOLIO                   PORTFOLIO                    PORTFOLIO
                                              ---------------------------   -------------------------  --------------------------
                                                  2001           2000          2001         2000           2001          2000
                                              ------------   ------------   -----------   -----------  -------------  ------------
Operations:
   Investment income (loss) - net             $    786,708   $  1,420,698   $   (10,216)  $    47,811  $     887,284  $  1,620,425
   Net realized gains (losses) on investments    3,485,391     (4,534,001)      992,545     1,514,160       (479,525)   (2,883,105)
   Net change in unrealized appreciation or
    depreciation of investments                 (9,587,182)      (400,571)    3,179,758     3,049,041     (1,898,505)    1,840,019
                                              ------------   ------------   -----------   -----------  -------------  ------------
    Net decrease in net assets resulting from
     operations                                 (5,315,083)    (3,513,874)    4,162,087     4,611,012     (1,490,746)      577,339
                                              ------------   ------------   -----------   -----------  -------------  ------------
Distributions to shareholders from:
   Investment income - net                         (15,699)    (1,499,301)            -       (66,268)             -        (6,987)
   Net realized gains                                    -              -      (177,751)            -              -             -
   Tax return of capital                                 -              -             -             -              -             -
                                              ------------   ------------   -----------   -----------  -------------  ------------
     Total distributions                           (15,699)    (1,499,301)     (177,751)      (66,268)             -        (6,987)
                                              ------------   ------------   -----------   -----------  -------------  ------------
Capital share transactions (note 8):

   Proceeds from sales:                         16,320,010     33,615,038    11,042,374    10,538,025      3,934,573     8,360,220
   Shares issued as a result of reinvested
    distributions                                   15,699      1,499,301       177,751        66,268              -         6,987
   Payments for redemption of shares           (19,736,942)   (55,347,288)   (4,461,921)   (5,102,646)    (2,091,910)   (3,853,006)
                                              ------------   ------------   -----------   -----------  -------------  ------------
     Increase (decrease) in net assets from
   capital share transactions                   (3,401,233)   (20,232,949)    6,758,204     5,501,647      1,842,663     4,514,201
                                              ------------   ------------   -----------   -----------  -------------  ------------
     Total increase (decrease) in net assets    (8,732,015)   (25,246,124)   10,742,540    10,046,391        351,917     5,084,553
Net assets at beginning of period              166,133,653    191,379,777    22,563,931    12,517,540     37,177,465    32,092,912
                                              ------------   ------------   -----------   -----------  -------------  ------------
Net assets at end of period*                  $157,401,638   $166,133,653   $33,306,471   $22,563,931    $37,529,382   $37,177,465
                                              ============   ============   ===========   ===========  =============  ============
*   including undistributed (distributions in
    excess of) net investment income          $    786,707   $     15,698   $  (10,216)   $        -     $  284,476    $   602,808

                                                          INDEX 400 MID-CAP                  MACRO-CAP VALUE
                                                               PORTFOLIO                        PORTFOLIO
                                                    -----------------------------      ----------------------------
                                                         2001            2000             2001             2000
                                                    -------------    ------------      -----------     ------------
Operations:
   Investment income (loss) - net                   $     172,592    $    356,589      $    26,670     $    103,108
   Net realized gains (losses) on investments              (9,474)      3,792,576         (369,334)        (124,924)
   Net change in unrealized appreciation or
    depreciation of investments                           244,202          37,571         (590,183)      (1,929,260)
                                                    -------------    ------------      -----------     ------------
    Net decrease in net assets resulting from
     operations                                           407,320       4,186,736         (932,847)      (1,951,076)
                                                    -------------    ------------      -----------     ------------
Distributions to shareholders from:
   Investment income - net                                (38,589)       (330,429)               -         (103,141)
   Net realized gains                                    (758,693)     (3,790,589)               -         (352,177)
   Tax return of capital                                        -               -                -          (11,892)
                                                    -------------    ------------      -----------     ------------
     Total distributions                                 (797,282)     (4,121,018)               -         (467,210)
                                                    -------------    ------------      -----------     ------------
Capital share transactions (note 8):

   Proceeds from sales:                                 8,444,945      18,699,884        5,423,024       13,790,064
   Shares issued as a result of reinvested
    distributions                                         797,282       4,121,018                -          467,210
   Payments for redemption of shares                   (4,061,717)    (11,475,872)      (3,113,453)      (6,544,279)
                                                    -------------    ------------      -----------     ------------
     Increase (decrease) in net assets from
   capital share transactions                           5,180,510      11,345,030        2,309,571        7,712,995
                                                    -------------    ------------      -----------     ------------
     Total increase (decrease) in net assets            4,790,548      11,410,748        1,376,724        5,294,709
Net assets at beginning of period                      35,768,019      24,357,271       27,864,985       22,570,276
                                                    -------------    ------------      -----------     ------------
Net assets at end of period*                        $  40,558,567    $ 35,768,019      $29,241,709      $27,864,985
                                                    =============     ============      ===========     ============
* including undistributed (distributions in excess
  of) net investment income                         $     172,592    $     38,589      $    26,670      $         -


See accompanying notes to financial statements.
                                      126

                                                                                                         REAL ESTATE
                                                              MICRO-CAP GROWTH                           SECURITIES
                                                                 PORTFOLIO                                PORTFOLIO
                                                    --------------------------------          --------------------------------
                                                        2001               2000                    2001               2000
                                                    ------------      --------------          -------------        -----------
Operations:
   Investment income (loss) - net                   $   (216,304)     $     (261,711)         $     188,432        $   389,648
   Net realized gains (losses) on investments         (6,235,838)          2,964,661                618,453           (159,807)
   Net change in unrealized appreciation or
    depreciation of investments                        6,871,503         (19,032,784)                90,678          1,482,841
                                                    ------------      --------------          -------------        -----------
    Net decrease in net assets resulting from
     operations                                          419,361         (16,329,834)               897,563          1,712,682
                                                    ------------      --------------          -------------        -----------
Distributions to shareholders from:
   Investment income - net                                     -                   -                      -           (389,648)
   Net realized gains                                   (145,400)         (7,490,445)                     -                  -
   Tax return of capital                                       -                   -                      -           (154,352)
                                                    ------------      --------------          -------------        -----------
     Total distributions                                (145,400)         (7,490,445)                     -           (544,000)
                                                    ------------      --------------          -------------        -----------
Capital share transactions (note 8):

   Proceeds from sales:                                7,056,106          47,562,965              2,965,588          3,945,796
   Shares issued as a result of reinvested
    distributions                                        145,400           7,490,445                      -            544,000
   Payments for redemption of shares                  (7,736,725)        (21,610,464)            (1,469,268)        (1,537,252)
                                                    ------------      --------------          -------------        -----------
     Increase (decrease) in net assets from
   capital share transactions                           (535,219)         33,442,947              1,496,320          2,952,544
                                                    ------------      --------------          -------------        -----------
     Total increase (decrease) in net assets            (261,258)          9,622,667              2,393,883          4,121,226
Net assets at beginning of period                     52,176,337          42,553,670              9,947,173          5,825,947
                                                    ------------      --------------          -------------        -----------
Net assets at end of period*                        $ 51,915,079      $   52,176,337            $12,341,056        $ 9,947,173
                                                    =============     ==============          =============        ===========
* including undistributed (distributions in excess
  of) net investment income                         $  (478,014)      $           -           $    188,432         $        -

Advantus Series Fund, Inc.
Notes to Financial Statements
JUNE 30, 2001
(UNAUDITED)

(1)   ORGANIZATION

      Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for Global Bond Portfolio), open-end management investment company with a series of nineteen portfolios (Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities, with the exception of those held in Money Market, International Stock, Macro-Cap Value and Global Bond Portfolios, are valued at market. For International Stock, Macro-Cap Value and Global Bond Portfolios, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share. However, there is no assurance the portfolio will maintain the $1 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Stock and Global Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. Global Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Stock or Global Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Stock and Global Bond are subject to the credit risk that the other party will not complete the obligations of the contract.

   FUTURES TRANSACTIONS

      To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2000 which, if not offset by subsequent capital gains, will expire December 31, 2002 through 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Bond                                                        $12,782,074
Asset Allocation                                              7,319,576
Mortgage Securities                                           6,242,049
Capital Appreciation                                          7,154,854
Maturing Government Bond 2002                                    69,157
Maturing Government Bond 2006                                    56,021
Maturing Government Bond 2010                                    60,314
Value Stock                                                   4,480,219
Global Bond                                                   1,609,738
Macro-cap Value                                                 246,953
Real Estate Securities                                        1,029,856

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

   DISTRIBUTIONS TO SHAREHOLDERS

      Distributions to shareholders from net investment income for Money Market are declared and reinvested daily in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

      Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of June 30, 2001, the Mortgage Securities Portfolio had entered into outstanding, when-issued or forward commitments of $5,582,598. Each Portfolio has segregated assets with the custodian to cover such when-issued and forward commitments.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the period ended June 30, 2001, the cost of purchases and proceeds from sales of investment securities aggregated $1,079,829,417 and $1,109,501,515, respectively, for Money Market. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the period ended June 30, 2001 were as follows:

                                                PURCHASES           SALES
                                            ---------------    ---------------
Growth                                      $   393,037,801    $   413,163,016
Bond                                            353,194,411        354,446,532
Money Market                                  1,079,829,417      1,109,501,515
Asset Allocation                                557,714,417        577,055,209
Mortgage Securities                              47,404,969         36,154,245
Index 500                                        30,185,952         14,037,634
Capital Appreciation                            183,531,935        194,456,574
International Stock                              81,416,659         80,697,309
Small Company Growth                            115,052,226        116,014,272
Maturing Government Bond 2002                       233,428          1,578,804
Maturing Government Bond 2006                     1,820,356            419,630
Maturing Government Bond 2010                     1,075,345            545,670
Value Stock                                     268,060,678        296,451,536
Small Company Value                               7,909,835          4,014,491
Global Bond                                     101,247,448         95,113,708
Index 400 Mid-cap                                 8,471,617          3,897,833
Macro-cap Value                                   8,137,445          5,980,086
Micro-cap Growth                                 18,121,634         14,760,528
Real Estate Securities                           10,583,809          9,412,830

(4)   FORWARD FOREIGN CURRENCY CONTRACTS

      On June 30, 2001, Global Bond had entered into forward currency contracts that obligate Global Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE            CURRENCY TO BE                CURRENCY TO BE              UNREALIZED             UNREALIZED
   DATE                DELIVERED                      RECEIVED                APPRECIATION           DEPRECIATION
---------           ----------------             -----------------            ------------           ------------
7/20/2001              523,461   US$                 607,663   EUR                   $  -               $ 9,330
7/20/2001              724,858   US$               1,100,000   CAD                      -                   252
7/23/2001              524,865   US$                 609,329   EUR                      -                 9,371
7/23/2001              518,103   US$                 800,000   CAD                  8,858                     -
8/09/2001              583,487   US$                 900,000   CAD                  9,179                     -
8/16/2001              723,492   US$               1,400,000   AUD                      -                13,345
8/21/2001            1,127,735   US$               1,290,723   EUR                      -                36,414
8/21/2001               51,899   US$                  59,400   EUR                      -                 1,676
8/21/2001              390,680   US$                 459,513   EUR                      -                 2,156
9/10/2001            2,074,526   US$               2,443,992   EUR                      -                 8,757
9/10/2001              780,000   US$                 919,064   EUR                      -                 3,167
9/10/2001            1,200,000   US$               1,394,781   EUR                      -                21,070
9/10/2001              638,802   US$                 742,717   EUR                      -                11,025
9/12/2001              694,438   US$                 820,077   EUR                      -                 1,294
9/13/2001              646,002   US$                 751,581   EUR                      -                10,763
9/21/2001            3,684,426   US$             449,500,000   JPY                      -                47,574
7/09/2001            3,000,000   ZAR                 369,163   US$                      -                 2,426
7/20/2001              851,235   EUR                 724,858   US$                  4,645                     -
7/20/2001              800,000   CAD                 523,461   US$                      -                 3,524
7/23/2001              575,921   EUR                 518,103   US$                 30,873                     -
7/23/2001              800,000   CAD                 524,865   US$                      -                 2,098
8/09/2001            3,740,000   CAD               2,435,530   US$                      -                27,328
8/16/2001              190,000   AUD                 980,400   US$                 16,629                     -
8/16/2001              160,000   AUD                 819,296   US$                  7,699                     -
8/21/2001           10,400,000   NOK               1,127,735   US$                 18,861                     -
8/21/2001              476,000   NOK                  51,899   US$                  1,147                     -
8/21/2001            3,700,000   NOK                 390,680   US$                      -                 3,824
8/21/2001            8,550,000   MXP                 906,200   US$                      -                24,174
9/07/2001            1,928,000   MXP                 204,921   US$                      -                 4,071
9/10/2001            5,930,000   NOK                 638,802   US$                  7,742                     -
9/10/2001            1,500,000   GBP               2,074,526   US$                      -                29,180
9/12/2001           83,000,000   CAD                 694,438   US$                 23,496                     -
9/13/2001            6,800,000   SEK                 646,002   US$                 21,447                     -
9/13/2001            1,800,000   SEK                 169,215   US$                  3,892                     -
                                                                                 --------              --------
                                                                                 $154,468              $272,819
                                                                                 ========              ========

CAD      Canadian Dollar
EUR      Euro
GBP      British Sterling Pound
JPY      Japanese Yen
MXP      Mexican Peso
NOK      Norwegian Krone
SEK      Swedish Krona
US$      United States Dollar
ZAR      South African Rand

(5)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

      Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

PORTFOLIO                                                      ANNUAL FEE
---------                                       ------------------------------------------
Growth                                           .45%    of assets to $1 billion; and
                                                 .40%    of assets exceeding $1 billion
Bond                                             .30%    of assets to $500 million; and
                                                 .25%    of assets exceeding $500 million
                                                 to $1 billion and
                                                 .20%    of assets exceeding $1 billion
Money Market                                     .25%    of assets to $1 billion; and
                                                 .20%    of assets exceeding $1 billion
Asset Allocation                                 .35%    of assets to $1 billion; and
                                                 .30%    of assets exceeding $1 billion
Mortgage Securities                              .30%    of assets to $1 billion; and
                                                 .25%    of assets exceeding $1 billion
Index 500                                        .15%    of assets to $250 million; and
                                                 .10%    of assets exceeding $250 million
                                                 to $1 billion; and
                                                 .075%   of assets exceeding $1 billion
Capital Appreciation                             .50%    of assets to $1 billion; and
                                                 .45%    of assets to $1 billion
International Stock                              .60%    of assets to $250 million;
                                                 .55%    of assets exceeding $250 million
                                                 to $500 million;
                                                 .50%    of assets exceeding $500 million
                                                 to $1 billion; and
                                                 .45%    of assets exceeding $1 billion
Small Company Growth                             .65%    of assets to $1 billion; and
                                                 .60%    of assets exceeding $1 billion
Maturing Government Bond 2002                    .25%
Maturing Government Bond 2006                    .25%
Maturing Government Bond 2010                    .25%
Value Stock                                      .50%    of assets to $500 million; and
                                                 .45%    of assets exceeding $500 million
                                                 to $1 billion; and
                                                 .40%    of assets exceeding $1 billion
Small Company Value                              .70%    of assets to $1 billion; and
                                                 .65%    of assets exceeding $1 billion
Global Bond                                      .60%    of assets to $1 billion; and
                                                 .55%    of assets exceeding $1 billion
Index 400 Mid Cap                                .15%    of assets to $250 million;
                                                 .10%    of assets exceeding $250 million to
                                                  $1 billion; and
                                                 .075%   of assets exceeding $1 billion
Macro-Cap Value                                  .50%
Micro-Cap Growth                                 .95%
Real Estate Securities                           .60%    of assets to $1 billion; and
                                                 .55%    of assets exceeding $1 billion

      Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                         SUB-ADVISOR                                      ANNUAL FEE
---------                         -----------                     ----------------------------------------------
Capital Appreciation          Credit Suisse Asset
                              Management, LLC                     .50%    of total assets to $500 million;
                                                                  .45%    of total assets between $500
                                                                  million and $1 billion;
                                                                  .35%    of total assets between $1 billion
                                                                  and $2 billion;
                                                                  .30%    of total assets exceeding $2 billion
International Stock           Templeton Investment
                              Counsel, Inc.                       .70%    of total assets to $10 million;
                                                                  .65%    of total assets exceeding $10
                                                                  million to $25 million;
                                                                  .55%    of total assets exceeding $25
                                                                  million to $50;
                                                                  .50%    of total assets exceeding $50
                                                                  million to $10 million; and
                                                                  .40%    of assets exceeding $100 million
Small Company Growth          Credit Suisse Asset
                              Management, LLC                     .65%    of total assets to $500 million;
                                                                  .60%    of total assets between $500
                                                                  million and $1 billion;
                                                                  .50%    of total assets between $1 billion
                                                                  and $2 billion; and
                                                                  .45%    of total assets exceeding $2 billion
Small Company Value           State Street Research &
                              Management                          .65% on the first $500 million of total assets;
                                                                  .60% on the next $500 million of total assets;
                                                                  .50% of total assets in excess of $1 billion
Global Bond                   Julius Baer Investment
                              Management, Inc.                    .30%    of average daily net assets
Macro-Cap Value               J.P. Morgan Investment
                              Management, Inc.                    .45%    of average daily net assets
Micro-Cap Growth              Wall Street Associates              .85%    of average daily net assets

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate net asset size of each Portfolio. Advantus Capital directly incurs and pays these operating expenses relating to the Fund and the Fund in turn reimburses Advantus Capital.

   VOLUNTARY FEE ABSORPTION

      Advantus Capital voluntarily absorbed all fees and expenses that exceeded .55% of average daily net assets for the Index 400 Mid-Cap Portfolio, 1.10% of average daily net assets for the Small Company Value Portfolio, 1.00% of average daily net assets for the Real Estate Securities Portfolio, .40% of average daily net assets for each of the three Maturing Government Bond Portfolios, 1.00% of average daily net assets for the Macro-Cap Value Portfolio, and 1.35% of average daily net assets for the Micro-Cap Growth Portfolio. Advantus Capital has not agreed to absorb expenses over a specific period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

During the six months ended June 30, 2001, Advantus Capital Management voluntarily agreed to absorb $30,535, $30,223, $30,928, $24,342, $31,839,
$20,570, $16,113 and $39,810 in expenses that were otherwise payable by Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Small Company Value, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios, respectively.

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $4,300 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee is $3,100 per month for each Portfolio. Prior to February 1, 2000, the administrative services fee was $3,900 per month, except for International Stock, Global Bond and Macro-Cap Value Portfolios. For International Stock, Global Bond and Macro-Cap Value, the administrative services fee was $2,800 per month.

The Fund has an agreement with SEI Investments Mutual Fund Services (SEI) whereby SEI provides daily fund accounting services for International Stock, Global Bond and Macro-Cap Value Portfolios. Under this agreement, the annual fee for each Portfolio is equal to the greater of $45,000 or .08% of the first $150 million in net assets and .05% of net assets in excess of $150 million.

   DISTRIBUTION FEES

      The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolios share price. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolios shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6)   STOCK INDEX FUTURES CONTRACTS

      Investments in securities as of June 30, 2001, included securities valued at $19,500,000 in the Index 500 Portfolio and $433,548 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits on twenty-one open September S&P 500 Futures purchase contracts in the Index 500 Portfolio and eleven open September Mid-Cap 400 Futures purchase contracts in the Index 400 Mid-Cap Portfolio. The market value of the open purchase contracts as of June 30, 2001, was $6,466,425 in the Index 500 Portfolio and $2,873,750 in the Index 400 Mid-Cap Portfolio with a net unrealized loss of $99,225 in the Index 500 Portfolio and a net unrealized loss of $64,500 in the Index 400 Mid-Cap Portfolio.

(7)   STOCK SECURITIES LENDING CONTRACTS

      To enhance returns, certain portfolio's of the Fund loan securities to brokers in exchange for collateral. The Portfolio's receive a fee from the brokers measured as a percent of the loaned securities. The collateral is generally in the form of cash, cash equivalents or repurchase agreements. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of securities on loan and collateral held for each of the portfolios loaning securities at June 30, 2001, were:

                                             MARKET VALUE      MARKET VALUE
                                             OF SECURITIES     OF COLLATERAL
                                                LOANED             HELD
                                             -------------     --------------

Growth                                          37,190,764         39,229,266
Asset Allocation                                56,336,847         57,936,634
Index 500                                       63,835,874         65,713,025
Capital Appreciation                            38,140,218         39,153,965
Small Company Growth                            57,648,139         58,771,095
Value Stock                                     29,230,450         30,649,149
Small Company Value                              5,391,202          5,444,742
Index 400 Mid-cap                               12,184,229         12,392,435
Macro-cap Value                                  3,092,422          3,191,083
Micro-cap Growth                                16,730,742         16,662,324
Real Estate Securities                             820,067            844,450

(8)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares of Portfolios for the period ended June 30, 2001 and year ended December 31, 2000 were as follows:

                                                              GROWTH                               BOND
                                                   ----------------------------        ---------------------------
                                                       2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                 16,470,304      32,925,216          34,993,513     27,039,009
Issued for reinvested distributions                  35,260,552       5,676,127           9,583,748      9,520,538
Redeemed                                            (25,311,641)    (43,257,447)        (14,823,890)   (37,637,856)
                                                   ------------    ------------        ------------   ------------
                                                     26,419,215      (4,656,104)         29,753,371     (1,078,309)
                                                   ============    ============        ============   ============
                                                            MONEY MARKET                      ASSET ALLOCATION
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                 81,201,546     171,501,088          24,128,365     43,807,509
Issued for reinvested distributions                   3,795,573       9,267,520          47,240,563     21,707,809
Redeemed                                           (113,723,127)   (153,250,569)        (40,217,279)   (60,222,150)
                                                   ------------    ------------        ------------   ------------
                                                    (28,726,008)     27,518,039          31,151,649      5,293,168
                                                   ============    ============        ============   ============
                                                         MORTGAGE SECURITIES                     INDEX 500
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                 21,557,023      24,889,390          20,185,956     35,795,754
Issued for reinvested distributions                   8,695,540       8,281,538           1,770,753      3,149,680
Redeemed                                            (12,420,028)    (27,891,157)        (17,305,594)   (38,670,581)
                                                   ------------    ------------        ------------   ------------
                                                     17,832,535       5,279,771           4,651,115        274,853
                                                   ============    ============        ============   ============

                                                       CAPITAL APPRECIATION                INTERNATIONAL STOCK
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                  9,443,055      18,368,486          15,995,361     36,472,231
Issued for reinvested distributions                  53,496,831      10,472,198          29,201,554     20,289,924
Redeemed                                            (16,734,571)    (27,898,987)        (24,263,069)   (49,790,737)
                                                   ------------    ------------        ------------   ------------
                                                     46,205,315         941,697          20,933,846      6,971,418
                                                   ============    ============        ============   ============
                                                                                           MATURING GOVERNMENT
                                                       SMALL COMPANY GROWTH                     BOND 2002
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                 16,754,988      28,180,938             520,529        454,260
Issued for reinvested distributions                  93,003,571       6,303,095               7,882        443,786
Redeemed                                            (20,977,689)    (27,403,292)         (1,879,446)    (2,567,928)
                                                   ------------    ------------        ------------   ------------
                                                     88,780,870       7,080,741          (1,351,035)    (1,669,882)
                                                   ============    ============        ============   ============
                                                       MATURING GOVERNMENT                 MATURING GOVERNMENT
                                                            BOND 2006                           BOND 2010
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                  1,760,869         434,322           1,043,811        693,211
Issued for reinvested distributions                           -         308,370             232,878        290,108
Redeemed                                               (755,684)     (1,072,797)           (882,941)    (1,029,803)
                                                   ------------    ------------        ------------   ------------
                                                      1,005,185        (330,105)            393,748        (46,484)
                                                   ============    ============        ============   ============
                                                           VALUE STOCK                     SMALL COMPANY VALUE
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                 10,045,675      20,324,245           8,700,062     10,921,099
Issued for reinvested distributions                      10,289         890,070             152,008         58,755
Redeemed                                            (12,134,241)    (33,509,147)         (3,519,814)    (5,295,412)
                                                   ------------    ------------        ------------   ------------
                                                     (2,078,277)    (12,294,832)          5,332,256      5,684,442
                                                   ============    ============        ============   ============
                                                           GLOBAL BOND                      INDEX 400 MID-CAP
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                  4,202,887       9,177,930           7,301,755     14,611,829
Issued for reinvested distributions                           -           7,578             760,415      3,318,457
Redeemed                                             (2,232,863)     (4,219,501)         (3,509,368)    (9,083,995)
                                                   ------------    ------------        ------------   ------------
                                                      1,970,024       4,966,007           4,552,802      8,846,291
                                                   ============    ============        ============   ============

                                                         MACRO-CAP VALUE                     MICRO-CAP GROWTH
                                                   ----------------------------        ---------------------------
                                                        2001            2000                2001           2000
                                                   ------------    ------------        ------------   ------------
Sold                                                  5,246,776      12,123,876           4,282,585     19,041,538
Issued for reinvested distributions                           -         414,004             107,840      3,213,985
Redeemed                                             (2,999,346)     (5,733,190)         (4,662,885)    (9,409,438)
                                                   ------------    ------------        ------------   ------------
                                                      2,247,430       6,804,690            (272,460)    12,846,085
                                                   ============    ============        ============   ============
                                                           REAL ESTATE
                                                            SECURITIES
                                                   ----------------------------
                                                        2001            2000
                                                   ------------    ------------
Sold                                                  3,338,094       4,500,434
Issued for reinvested distributions                           -         594,983
Redeemed                                             (1,640,759)     (1,772,111)
                                                     -----------     -----------
                                                      1,697,335       3,323,306
                                                     ============    ============

(9)   ILLIQUID SECURITIES

      Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At June 30, 2001, investments in securities of Bond, Asset Allocation, Mortgage Securities and International Stock include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Asset Allocation, Mortgage Securities and International Stock were $6,794,499, $7,857,124, $16,538,833 and $3,655,966, respectively, which represent 3.1%, 1.4%, 9.7% and 1.2% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(10)  NEW ACCOUNTING PRONOUNCEMENT

      In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Adopting the revised guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

(11)   FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO

                                             PERIOD FROM
                                             JANUARY 1,
                                               2001 TO
                                              JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                2001         --------------------------------------------------------
                                             (UNAUDITED)      2000(c)      1999        1998       1997(b)      1996
                                             -----------     --------    --------    --------    --------    --------
Net asset value beginning of year             $   2.52       $   3.33    $   2.74    $   2.40    $   2.34    $   2.21
                                              --------       --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income (loss)                  -               (.01)      -             .01         .02         .02
   Net gains (losses) on securities
     (both realized and unrealized)               (.49)          (.68)        .67         .74         .62         .32
                                              --------       --------    --------    --------    --------    --------
      Total from investment operations            (.49)          (.69)        .67         .75         .64         .34
                                              --------       --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income          -              -            (.01)       (.02)       (.02)       (.02)
   Distributions from net realized gains          (.32)          (.12)       (.07)       (.39)       (.56)       (.19)
                                              --------       --------    --------    --------    --------    --------
      Total distributions                         (.32)          (.12)       (.08)       (.41)       (.58)       (.21)
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period                $   1.71       $   2.52    $   3.33    $   2.74    $   2.40    $   2.34
                                              ========       ========    ========    ========    ========    ========
Total return (a)                                (18.09)%       (21.83)%     25.67%      34.70%      33.41%      17.15%
Net assets, end of period (in thousands)      $342,054       $438,717    $594,676    $468,382    $330,816    $248,465
Ratio of expenses to average
  daily net assets                       .         .75%(d)        .68%        .53%        .53%        .55%        .59%
Ratio of net investment income to
  average daily net assets                        (.25)%(d)      (.23)%       .12%        .40%       1.16%       1.04%
Portfolio turnover rate (excluding
  short-term securities)                          69.1%         119.2%       65.3%       66.4%      120.1%      154.7%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

BOND PORTFOLIO

                                             PERIOD FROM
                                             JANUARY 1,
                                               2001 TO
                                              JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                2001         --------------------------------------------------------
                                             (UNAUDITED)      2000(c)      1999        1998       1997(b)      1996
                                             -----------     --------    --------    --------    --------    --------
Net asset value beginning of year             $   1.22       $   1.18    $   1.31    $   1.33    $   1.28    $   1.33
                                              --------       --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                           .03            .08         .07         .06         .08         .06
   Net gains (losses) on securities
     (both realized and unrealized)                .02            .03        (.10)        .01         .04        (.03)
                                              --------       --------    --------    --------    --------    --------
      Total from investment operations             .05            .11        (.03)        .07         .12         .03
                                              --------       --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income           (.07)          (.07)       (.07)       (.07)       (.07)       (.07)
   Distributions from net realized gains             -              -        (.03)       (.02)          -        (.01)
                                              --------       --------    --------    --------    --------    --------
     Total distributions                          (.07)          (.07)       (.10)       (.09)       (.07)       (.08)
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period                $   1.20       $   1.22    $   1.18    $   1.31    $   1.33    $   1.28
                                              ========       ========    ========    ========    ========    ========
Total return (a)                                  3.90%         10.44%      (2.73)%      6.08%       9.42%       2.96%
Net assets, end of period (in thousands)      $220,080       $187,254    $181,881    $178,793    $139,824    $125,886
Ratio of expenses to average daily
  net assets                                       .59%(d)        .61%        .56%        .55%        .57%        .56%
Ratio of net investment income to
  average daily net assets                        6.27%(d)       6.43%       5.92%       5.84%       6.39%       6.36%
Portfolio turnover rate (excluding
  short-term securities)                         122.0%         206.8%      140.8%      252.1%      200.0%      154.0%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MONEY MARKET PORTFOLIO

                                             PERIOD FROM
                                             JANUARY 1,
                                               2001 TO
                                              JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                2001         --------------------------------------------------------
                                             (UNAUDITED)      2000(c)      1999        1998       1997(b)      1996
                                             -----------     --------    --------    --------    --------    --------
Net asset value beginning of year             $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              --------       --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                           .02            .06         .05         .05         .05         .05
                                              --------       --------    --------    --------    --------    --------
      Total from investment operations             .02            .06         .05         .05         .05         .05
                                              --------       --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income           (.02)          (.06)       (.05)       (.05)       (.05)       (.05)
                                              --------       --------    --------    --------    --------    --------
      Total distributions                         (.02)          (.06)       (.05)       (.05)       (.05)       (.05)
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                              ========       ========    ========    ========    ========    ========
Total return (a)                                  2.40%          5.96%       4.71%       4.97%       5.11%       4.92%
Net assets, end of period (in thousands)      $155,372       $184,098    $156,580    $126,177    $ 53,583    $ 51,461
Ratio of expenses to average daily
  net assets                                       .56%(d)        .58%        .56%        .58%        .59%        .60%
Ratio of net investment income to
  average daily net assets                        4.77%(d)       5.83%       4.61%       4.84%       5.13%       4.81%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May
     1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

ASSET ALLOCATION PORTFOLIO

                                             PERIOD FROM
                                             JANUARY 1,
                                               2001 TO
                                              JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                2001         --------------------------------------------------------
                                             (UNAUDITED)      2000(c)      1999        1998       1997(b)      1996
                                             -----------     --------    --------    --------    --------    --------
Net asset value beginning of year             $   2.00       $   2.39    $   2.28    $   2.03    $   1.87    $   1.83
                                              --------       --------    --------    --------    --------    --------
Income from investment operations:
   Net investment income                           .02            .05         .05         .05         .05         .05
   Net gains (losses) on securities
     (both realized and unrealized)               (.25)          (.28)        .27         .40         .27         .16
                                               --------       --------    --------    --------    --------    --------
      Total from investment operations            (.23)          (.23)        .32         .45         .32         .21
                                              --------       --------    --------    --------    --------    --------
Less distributions:
   Dividends from net investment income              -           (.05)       (.10)       (.06)       (.05)       (.06)
   Distributions from net realized gains          (.22)          (.11)       (.11)       (.14)       (.11)       (.11)
                                              --------       --------    --------    --------    --------    --------
      Total distributions                         (.22)          (.16)       (.21)       (.20)       (.16)       (.17)
                                              --------       --------    --------    --------    --------    --------
Net asset value, end of period                $   1.55       $   2.00    $   2.39    $   2.28    $   2.03    $   1.87
                                              ========       ========    ========    ========    ========    ========
Total return (a)                                (10.75)%       (10.40)%     15.17%      23.65%      18.99%      12.50%
Net assets, end of period
  (in thousands)                              $543,192       $638,972    $750,129    $637,997    $507,220    $414,709
Ratio of expenses to average daily
  net assets                                       .64%(d)        .61%        .53%        .53%        .55%        .54%
Ratio of net investment income to
  average daily net assets                        1.86%(d)       2.12%       2.28%       2.51%       3.10%       3.09%
Portfolio turnover rate (excluding
  short-term securities)                          99.0%         139.3%       97.0%      129.6%      140.2%      120.1%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d)  Adjusted to an annual basis.

MORTGAGE SECURITIES PORTFOLIO

                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001       ---------------------------------------------------
                                                   (UNAUDITED)    2000(d)     1999       1998      1997(b)    1996
                                                  ------------   --------   --------   --------   --------  --------
Net asset value beginning of year                   $   1.22     $   1.17   $   1.22   $   1.21   $   1.19  $   1.21
                                                    --------     --------   --------   --------   --------  --------
Income from investment operations:
   Net investment income                                 .03          .09        .07        .08        .07       .08
   Net gains (losses) on securities
     (both realized and unrealized)                      .03          .04       (.05)     -            .03      (.02)
                                                    --------     --------   --------   --------   --------  --------
      Total from investment operations                   .06          .13        .02        .08        .10       .06
                                                    --------     --------   --------   --------   --------  --------
Less distributions:
   Dividends from net investment income                 (.08)        (.08)      (.07)      (.07)      (.08)     (.08)
                                                    --------     --------   --------   --------   --------  --------
      Total distributions                               (.08)        (.08)      (.07)      (.07)      (.08)     (.08)
                                                    --------     --------   --------   --------   --------  --------
Net asset value, end of period                      $   1.20     $  1.22    $   1.17   $   1.22   $   1.21   $  1.19
                                                    ========     ========   ========   ========   ========  ========
Total return (a)                                        4.90%       11.80%      1.99%      6.57%      9.14%     5.26%
Net assets, end of period (in thousands)            $169,981     $151,141   $138,815   $124,358    $99,233   $75,992
Ratio of expenses to average daily
  net assets                                             .63%(c)      .62%       .57%       .57%       .59%      .58%
Ratio of net investment income to average
  daily net assets                                      5.50%(c)     7.30%      6.88%      6.76%      7.08%     6.94%
Portfolio turnover rate (excluding
  short-term securities)                                23.2%        48.9%      79.4%     116.7%     106.4%     70.0%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(c)  Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

INDEX 500 PORTFOLIO


                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001         ---------------------------------------------------
                                                   (UNAUDITED)      2000(d)     1999       1998      1997(b)    1996
                                                  ------------     --------   --------   --------   --------  --------
Net asset value beginning of year                 $       4.05     $   4.56   $   3.91   $   3.10   $   2.41  $    2.02
                                                  ------------     --------   --------   --------   --------  ---------
Income from investment operations:

   Net investment income                                   .02          .03        .04        .04        .03        .03
   Net gains (losses) on securities
     (both realized and unrealized)                       (.30)        (.44)       .74        .82        .73        .40
                                                  ------------     --------   --------    -------   --------  ---------
      Total from investment operations                    (.28)        (.41)       .78        .86        .76        .43
                                                  ------------     --------   --------    -------   --------  ---------
Less distributions:
   Dividends from net investment income                      -         (.03)      (.07)      (.03)      (.03)      (.03)
   Distributions from net realized gains                  (.05)        (.07)      (.06)      (.02)      (.04)      (.01)
                                                  ------------     --------   --------    -------   --------  ---------
      Total distributions                                 (.05)        (.10)      (.13)      (.05)      (.07)      (.04)
                                                  ------------     --------   --------    -------   --------  ---------
Net asset value, end of period                    $       3.72     $   4.05   $   4.56   $   3.91   $   3.10  $    2.41
                                                  ============     ========   ========   ========   ========  =========
Total return (a)                                         (6.93)%      (9.39)%    20.28%     27.99%     32.36%     21.64%
Net assets, end of period (in thousands)              $554,553     $584,239   $657,824   $536,859   $380,751   $204,395
Ratio of expenses to average daily
  net assets                                               .42%(c)      .44%       .45%       .44%       .45%       .45%
Ratio of net investment income to
  average daily net assets                                 .84%(c)      .73%       .85%      1.08%      1.33%      1.77%
Portfolio turnover rate (excluding
  short-term securities)                                   2.5%        12.8%      25.6%      30.2%       8.3%      15.2%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(c) Adjusted to an annual basis.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.

CAPITAL APPRECIATION PORTFOLIO


                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001         ---------------------------------------------------
                                                   (UNAUDITED)      2000(c)     1999       1998      1997(b)    1996
                                                  ------------     --------   --------   --------   --------  --------
Net asset value beginning of year                 $       3.06     $   3.70   $   3.54   $   2.85   $   2.47  $    2.16
                                                  ------------     --------   --------   --------   --------  ---------
Income from investment operations:

   Net investment loss                                       -         (.01)      (.01)         -          -         -
   Net gains (losses) on securities
     (both realized and unrealized)                       (.47)        (.30)       .64        .86        .62        .37
                                                  ------------     --------   --------   --------   --------  ---------
      Total from investment operations                    (.47)        (.31)       .63        .86        .62        .37
                                                  ------------     --------   --------   --------   --------  ---------
Less distributions:
   Distributions from net realized gains                  (.77)        (.33)      (.47)      (.17)      (.24)      (.06)
                                                  ------------     --------   --------   --------   --------  ---------
      Total distributions                                 (.77)        (.33)      (.47)      (.17)      (.24)      (.06)
                                                  ------------     --------   --------   --------   --------  ---------
Net asset value, end of period                    $       1.82     $   3.06   $   3.70   $   3.54   $   2.85     $ 2.47
                                                  ============     ========   ========   ========   ========  =========
Total return (a)                                        (14.38)%     (10.16)%    21.51%     30.83%     28.26%     17.61%
Net assets, end of period (in thousands)          $    310,068     $380,983   $457,449   $392,800   $294,665   $214,468
Ratio of expenses to average daily
  net assets                                               .82%(d)      .81%       .79%       .78%       .80%       .85%
Ratio of net investment income to
  average daily net assets                                 .13%(d)     (.17)%     (.24)%     (.21)%     (.12)%     (.09)%
Portfolio turnover rate (excluding
  short-term securities)                                  56.8%       193.1%     114.1%      82.7%      74.0%      62.9%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d) Adjusted to an annual basis.

INTERNATIONAL STOCK PORTFOLIO


                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001         ---------------------------------------------------
                                                   (UNAUDITED)      2000(d)     1999       1998      1997(b)     1996
                                                  ------------     --------   --------   --------   --------   --------
Net asset value beginning of year                 $       1.76     $   1.94   $   1.73   $   1.71   $   1.60   $   1.41
                                                  ------------     --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income                                   .02          .03        .04        .04        .03        .03
   Net gains (losses) on securities
     (both realized and unrealized)                       (.15)        (.02)       .31        .08        .15        .24
                                                  ------------     --------   --------   --------   --------   --------
      Total from investment operations                    (.13)         .01        .35        .12        .18        .27
                                                  ------------     --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income                   (.05)        (.03)      (.05)      (.05)      (.05)      (.04)
   Distributions from net realized gains                  (.16)        (.16)      (.09)      (.05)      (.02)      (.04)
                                                  ------------     --------   --------   --------   --------   --------
      Total distributions                                 (.21)        (.19)      (.14)      (.10)      (.07)      (.08)
                                                  ------------     --------   --------   --------   --------   --------
Net asset value, end of period                    $       1.42     $   1.76   $   1.94   $   1.73   $   1.71     $ 1.60
                                                  ============     ========   ========   ========   ========   ========
Total return (a)                                         (6.88)%        .81%     21.43%      6.61%     11.94%     19.79%
Net assets, end of period (in thousands)          $    306,573     $342,930   $363,849   $310,873   $287,170   $213,608
Ratio of expenses to average daily
  net assets                                               .99%(d)     1.07%       .90%       .94%       .97%      1.06%
Ratio of net investment income to average
  daily net assets                                        2.38%(d)     2.10%      2.03%      2.55%      2.29%      2.53%
Portfolio turnover rate (excluding
  short-term securities)                                  26.3%        46.8%      34.7%      22.4%      12.5%      11.5%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d) Adjusted to an annual basis.

SMALL COMPANY GROWTH PORTFOLIO



                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001         ---------------------------------------------------
                                                   (UNAUDITED)      2000(c)     1999       1998      1997(b)     1996
                                                 ------------      --------   --------   --------   --------   --------
Net asset value beginning of year                $       2.05      $   2.44   $   1.68   $   1.65   $   1.54   $   1.60
                                                 ------------      --------   --------   --------   --------   --------
Income from investment operations:
   Net investment loss                                      -          (.01)      (.01)         -          -          -
   Net gains (losses) on securities
     (both realized and unrealized)                      (.41)         (.22)       .77        .03        .11        .10
                                                 ------------      --------   --------   --------   --------   --------
      Total from investment operations                   (.41)         (.23)       .76        .03        .11        .10
                                                 ------------      --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income                     -             -          -          -          -          -
   Distributions from net realized gains                 (.67)         (.16)         -          -          -       (.16)
                                                 ------------      --------   --------   --------   --------   --------
      Total distributions                                (.67)         (.16)         -          -          -       (.16)
                                                 ------------      --------   --------   --------   --------   --------
Net asset value, end of period                   $        .97      $   2.05   $   2.44   $   1.68   $   1.65   $   1.54
                                                 ============      ========   ========   ========   ========   ========
Total return (a)                                       (14.25)%      (11.28)%    45.63%      1.27%      7.75%      6.45%
Net assets, end of period (in thousands)             $201,095      $240,978   $269,881   $195,347   $182,917   $144,544
Ratio of expenses to average daily
  net assets                             .                .98%(d)       .92%       .80%       .79%       .82%       .81%
Ratio of net investment income to average
  daily net assets                                       (.50)%(d)     (.47)%     (.45)%     (.28)%     (.05)%      .24%
Portfolio turnover rate (excluding
  short-term securities)                                 59.2%        154.3%     105.1%      75.5%      63.8%      74.4%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(d) Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2002 PORTFOLIO



                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001        ----------------------------------------------
                                                   (UNAUDITED)    2000(d)    1999      1998     1997(c)    1996
                                                  ------------    ------    ------    ------    ------    ------
Net asset value beginning of year                     $ 1.08      $ 1.05    $ 1.11    $ 1.07    $ 1.05    $ 1.09
                                                      ------      ------    ------    ------    ------    ------
Income from investment operations:
   Net investment income                                 .03         .06       .05       .05       .06       .06
   Net gains (losses) on securities
     (both realized and unrealized)                      .01         .03      (.06)      .06       .02      (.04)
                                                      ------      ------    ------    ------    ------    ------
      Total from investment operations                   .04         .09      (.01)      .11       .08       .02
                                                      ------      ------    ------    ------    ------    ------
Less distributions:
   Dividends from net investment income                    -        (.06)     (.05)     (.06)     (.05)     (.06)
   Distributions from net realized gains                   -           -         -      (.01)     (.01)        -
                                                      ------      ------    ------    ------    ------    ------
      Total distributions                                  -        (.06)     (.05)     (.07)     (.06)     (.06)
                                                      ------      ------    ------    ------    ------    ------
Net asset value, end of period                        $ 1.12      $ 1.08    $ 1.05    $ 1.11    $ 1.07    $ 1.05
                                                      ======      ======    ======    ======    ======    ======
Total return (a)                                        3.83%       8.20%     (.48)%    9.61%     8.50%     1.73%
Net assets, end of period (in thousands)              $7,389      $8,581   $10,161    $6,854    $4,208    $3,900
Ratio of expenses to average
  daily net assets (b)                                   .40%(e)     .40%      .40%     .34%      .20%      .20%
Ratio of net investment income to
  average daily net assets (b)                          5.48%(e)    5.60%     5.37%    5.74%     5.99%     6.52%
Portfolio turnover rate (excluding
  short-term securities)                                 3.1%       49.5%     21.1%    35.2%     36.9%     21.9%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $30,535, $60,401, $53,336, $37,949,
    $36,833 and $31,158 in expenses for the period ended June 30, 2001, the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
    Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.22%, 1.10%, 1.08%, 1.07%, 1.14% and 1.14%, respectively, and the ratio of net investment income to average daily net assets would have been 4.66%, 4.90%, 4.69%, 5.01%, 5.05%
    and 5.58% respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e) Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2006 PORTFOLIO


                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001        -------------------------------------------
                                                   (UNAUDITED)    2000(d)   1999     1998    1997(c)    1996
                                                  ------------    ------   ------   ------   ------    ------
Net asset value beginning of year                     $ 1.18      $ 1.09   $ 1.25   $ 1.16   $ 1.09    $ 1.17
                                                      ------      ------   ------   ------   ------    ------
Income from investment operations:
   Net investment income                                 .03         .07      .07      .05      .07       .06
   Net gains (losses) on securities
     (both realized and unrealized)                        -         .09     (.16)     .11      .07      (.07)
                                                      ------      ------   ------   ------   ------    ------
      Total from investment operations                   .03         .16     (.09)     .16      .14      (.01)
                                                      ------      ------   ------   ------   ------    ------
Less distributions:
   Dividends from net investment income                    -        (.07)    (.07)    (.06)    (.06)     (.06)
   Excess distributions of net
     investment income                                     -           -        -     (.01)    (.01)     (.01)
                                                      ------      ------   ------   ------   ------    ------
      Total distributions                                  -        (.07)    (.07)    (.07)    (.07)     (.07)
                                                      ------      ------   ------   ------   ------    ------
Net asset value, end of period                        $ 1.21      $ 1.18   $ 1.09   $ 1.25   $ 1.16    $ 1.09
                                                      ======      ======   ======   ======   ======    ======
Total return (a)                                        2.37%      15.63%   (7.81)%  14.37%   12.62%    (1.21)%
Net assets, end of period (in thousands)              $7,809      $6,429   $6,261   $6,870   $3,900    $3,095
Ratio of expenses to average daily
  net assets (b)                                         .40%(e)     .40%     .40%     .40%     .40%      .40%
Ratio of net investment income to
  average daily net assets (b)                          5.53%(e)    5.92%    5.76%    5.57%    6.23%     6.43%
Portfolio turnover rate (excluding
  short-term securities)                                 5.8%        3.4%    19.8%    21.6%     3.1%     25.7%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $30,223, $61,355, $56,178, $37,165,
    $37,425 and $31,536 in expenses for the period ended June 30, 2001, the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
    Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.23%, 1.41%, 1.26%, 1.12%, 1.50% and 1.58%, respectively, and the ratio of net investment income to average daily net assets would have been 4.70%, 4.91%, 4.90%, 4.85%, 5.13%
    and 5.25%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e) Adjusted to an annual basis.

MATURING GOVERNMENT BOND 2010 PORTFOLIO


                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                      2001        ----------------------------------------------
                                                   (UNAUDITED)    2000(d)   1999     1998    1997(c)    1996
                                                  ------------    ------   ------   ------   ------    ------
Net asset value beginning of year                     $ 1.35      $ 1.19   $ 1.41   $ 1.29   $ 1.17    $ 1.21
                                                      ------      ------   ------   ------   ------    ------
Income from investment operations:
   Net investment income                                 .03         .08      .08      .06      .07       .05
   Net gains (losses) on securities
     (both realized and unrealized)                     (.02)        .17     (.24)     .12      .11      (.09)
                                                      ------      ------   ------   ------   ------    ------
      Total from investment operations                   .01         .25     (.16)     .18      .18      (.04)
                                                      ------      ------   ------   ------   ------    ------
Less distributions:
   Dividends from net investment income                 (.07)       (.08)    (.06)    (.06)    (.05)        -
   Distributions from net realized gains                   -        (.01)       -        -     (.01)        -
                                                      ------      ------   ------   ------   ------    ------
      Total distributions                               (.07)       (.09)    (.06)    (.06)    (.06)        -
                                                      ------      ------   ------   ------   ------    ------
Net asset value, end of period                        $ 1.29      $ 1.35   $ 1.19   $ 1.41   $ 1.29    $ 1.17
                                                      ======      ======   ======   ======   ======    ======
Total return (a)                                         .39%      21.36%  (11.54)%  14.28%   17.87%    (3.42)%
Net assets, end of period (in thousands)              $5,789      $5,537   $4,942   $5,648   $3,176    $2,813
Ratio of expenses to average daily
  net assets (b)                                         .40%(e)     .40%     .40%     .40%     .40%      .40%
Ratio of net investment income to
  average daily net assets (b)                          5.37%(e)    6.22%    5.82%    5.48%    6.18%     6.40%
Portfolio turnover rate (excluding
  short-term securities)                                 9.3%        8.3%    28.4%    28.2%    39.3%     71.0%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.
(b) Minnesota Life voluntarily absorbed $30,928, $62,524, $55,419, $39,052,
    $38,967 and $33,042 in expenses for the period ended June 30, 2001, years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.45%, 1.66%, 1.43%, 1.33%, 1.85% and 2.18%, respectively, and the ratio of net investment income to average daily net assets would have been 4.32%, 4.96%, 4.79%, 4.55%, 4.73% and
    4.62%, respectively.
(c) Effective May 1, 1997, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset
    Management Company.
(d) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.
(e) Adjusted to an annual basis.

VALUE STOCK PORTFOLIO


                                                  PERIOD FROM
                                                   JANUARY 1,
                                                    2001 TO
                                                    JUNE 30,                 YEAR ENDED DECEMBER 31,
                                                     2001         -------------------------------------------------
                                                  (UNAUDITED)     2000(c)     1999       1998      1997(b)    1996
                                                  -----------     -------    ------     ------     ------    ------
Net asset value beginning of year                  $   1.67     $   1.71   $   1.76   $   1.73   $   1.59   $  1.31
                                                     ------       ------     -------    ------     ------    ------
Income from investment operations:

   Net investment income                                .01          .01        .02        .03        .01       .01
   Net gains (losses) on securities
     (both realized and unrealized)                    (.06)        (.03)      (.02)         -        .32       .39
                                                     ------       ------     -------    ------     ------    ------
      Total from investment operations                 (.05)        (.02)         -        .03        .33       .40
                                                     ------       ------     -------    ------     ------    ------
Less distributions:
   Dividends from net investment income                   -         (.02)      (.05)         -       (.02)     (.01)
   Distributions from net realized gains                  -            -          -          -       (.17)     (.11)
                                                     ------       ------     -------    ------     ------    ------
      Total distributions                                 -         (.02)      (.05)         -       (.19)     (.12)
                                                     ------       ------     -------    ------     ------    ------
Net asset value, end of period                     $   1.62     $   1.67   $   1.71   $   1.76   $   1.73   $  1.59
                                                     ======       ======     =======    ======     ======    ======
Total return (a)                                      (3.14)%      (1.61)%      .27%      1.75%     21.19%    30.95%
Net assets, end of period (in thousands)           $157,402     $166,134   $191,380   $214,046   $208,093   $97,187
Ratio of expenses to average daily
  net assets                                            .81%(d)      .83%       .80%       .79%       .80%      .83%
Ratio of net investment income to
  average daily net assets                             1.00%(d)      .84%      1.26%      1.54%      1.13%     1.28%
Portfolio turnover rate (excluding
  short-term securities)                               67.6%       163.1%     131.2%      88.9%     115.4%     88.6%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

(b) Effective May 1, 1997 the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to May 1, 1997, the Portfolio had an investment advisory agreement with MIMLIC Asset Management Company.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(d)  Adjusted to an annual basis.

(11)   FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE PORTFOLIO


                                                           PERIOD FROM
                                                           JANUARY 1,                                 PERIOD FROM
                                                             2001 TO                                   OCTOBER 1,
                                                            JUNE 30,       YEAR ENDED DECEMBER 31,     1997(a) TO
                                                              2001       --------------------------   DECEMBER 31,
                                                           (UNAUDITED)   2000(e)    1999      1998        1997
                                                         -------------   -------   ------    ------      ------
Net asset value beginning of year                        $   1.16       $   .91    $   .95    $ 1.03      $  1.01
                                                         ---------       ------     ------    ------      -------
Income from investment operations:

   Net investment income                                       --            --        .01       .01           --
   Net gains (losses) on securities
     (both realized and unrealized)                           .19           .25       (.04)     (.08)         .02
                                                         ---------       ------     ------    ------      -------
      Total from investment operations                        .19           .25       (.03)     (.07)         .02
                                                         ---------       ------     ------    ------      -------
Less distributions:
   Dividends from net investment income                        --            --       (.01)     (.01)          --
   Distributions from net realized gains                     (.01)           --         --        --           --
                                                         ---------       ------     ------    ------      -------
      Total distributions                                    (.01)           --       (.01)     (.01)          --
                                                         ---------       ------     ------    ------      -------
Net asset value, end of period                           $   1.34       $  1.16    $   .91    $  .95      $  1.03
                                                         =========      =======    =======   =======     ========
Total return (b)                                            16.71%        28.00%     (3.07)%   (6.75)%       2.30%
Net assets, end of period (in thousands)                  $33,306       $22,564    $12,518    $8,646      $ 5,177
Ratio of expenses to average
  daily net assets(c)                                        1.10%(d)      1.05%       .90%      .90%         .90%(d)
Ratio of net investment income to average
  daily net assets(c)                                        (.04)%(d)      .29%      1.42%     1.52%        1.13%(d)
Portfolio turnover rate (excluding short-term
  securities)                                                16.1%        122.0%     101.5%     70.2%        13.0%

--------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1993 on May 1, 1997, but shares were not available to the public until October 1, 1997.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c) Minnesota Life voluntarily absorbed $24,342, $87,809, $67,886, $58,848 and $11,517 in expenses for the period ended June 30, 2001 and the years ended December 31, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.28%, 1.58%, 1.56%, 1.83% and 1.78%, respectively, and the ratio of net investment income to average daily net assets would have been (.22)%, (.24)%, .76%, .59% and .25%, respectively.

(d)  Adjusted to an annual basis.

(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(11)   FINANCIAL HIGHLIGHTS

GLOBAL BOND PORTFOLIO


                                                          PERIOD FROM
                                                          JANUARY 1,                                    PERIOD FROM
                                                            2001 TO                                     OCTOBER 1,
                                                           JUNE 30,       YEAR ENDED DECEMBER 31,       1997(a) TO
                                                             2001     -----------------------------    DECEMBER 31,
                                                          (UNAUDITED)   2000(c)    1999       1998         1997
                                                         -----------  ---------    ------    ------    ------------
Net asset value beginning of year                        $     .95    $     .94    $ 1.05    $   .98     $   1.00
                                                         ---------       ------     ------    ------      -------
Income from investment operations:

   Net investment income (loss)                                .02          .04        .05       .05         (.02)
   Net gains (losses) on securities
     (both realized and unrealized)                           (.06)        (.03)      (.13)      .11          .02
                                                         ---------       ------     ------    ------      -------
      Total from investment operations                        (.04)         .01       (.08)      .16           --
                                                         ---------       ------     ------    ------      -------
Less distributions:
   Dividends from net investment income                         --           --       (.03)     (.03)        (.01)
   Distributions from net realized gains                        --           --         --      (.06)          --
   Excess distributions of net investment income                --           --         --        --         (.01)
                                                         ---------       ------     ------    ------      -------
      Total distributions                                       --           --       (.03)     (.09)        (.02)
                                                         ---------       ------     ------    ------      -------
Net asset value, end of period                           $     .91    $     .95    $   .94   $  1.05     $    .98
                                                         =========       ======     ======    ======      =======
Total return (b)                                             (4.07)%       1.42%     (7.81)%   16.18%         .10%
Net assets, end of period (in thousands)                 $  37,529    $  37,177    $32,093   $31,152     $ 25,019
Ratio of expenses to average daily net assets                 1.20%(d)     1.33%       .94%     1.13%        1.60%(d)
Ratio of net investment income to
  average daily net assets                                    4.75%(d)     4.85%      5.90%     4.86%        3.66%(d)
Portfolio turnover rate (excluding
  short-term securities)                                     136.2%       306.8%     287.4%    285.3%       120.5%

-------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(d)  Adjusted to an annual basis.

(11)   FINANCIAL HIGHLIGHTS

INDEX 400 MID-CAP PORTFOLIO


                                                         PERIOD FROM
                                                         JANUARY 1,                                    PERIOD FROM
                                                           2001 TO                                     OCTOBER 1,
                                                          JUNE 30,        YEAR ENDED DECEMBER 31,      1997(a) TO
                                                            2001        ---------------------------   DECEMBER 31,
                                                         (UNAUDITED)    2000(e)    1999      1998         1997
                                                        ------------    ------    ------     ------   ------------
Net asset value beginning of year                         $  1.22     $  1.18   $  1.15    $  1.01      $  1.00
                                                        ---------      ------    ------     ------      -------
Income from investment operations:

   Net investment income                                      .01         .01        --        .01           --
   Net gains (losses) on securities
     (both realized and unrealized)                          (.01)        .19       .15        .16          .01
                                                        ---------      ------    ------     ------      -------
      Total from investment operations                         --         .20       .15        .17          .01
                                                        ---------      ------    ------     ------      -------
Less distributions:
   Dividends from net investment income                        --        (.01)       --       (.01)          --
                                                        ---------      ------    ------     ------      -------
   Distributions from net realized gains                     (.03)       (.15)     (.12)      (.02)          --
                                                        ---------      ------    ------     ------      -------
      Total distributions                                    (.03)       (.16)     (.12)      (.03)          --
                                                        ---------      ------    ------     ------      -------
Net asset value, end of period                            $  1.19     $  1.22   $  1.18    $  1.15      $  1.01
                                                        =========      ======    ======     ======      =======
Total return (b)                                              .65%      16.05%    15.96%     16.68%         .06%
Net assets, end of period (in thousands)                  $40,559     $35,768   $24,357    $10,511      $ 5,052
Ratio of expenses to average
  daily net assets (c)                                        .55%(d)     .55%      .55%       .55%         .55%(d)
Ratio of net investment income to average
  daily net assets (c)                                        .95%(d)    1.18%      .72%       .78%         .89%(d)
Portfolio turnover rate (excluding
  short-term securities)                                     11.7%       78.3%     76.6%      85.4%         4.9%

--------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms to the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c) Minnesota Life voluntarily absorbed $31,839, $74,402, $70,044, $52,946 and $14,670 in expenses for the period ended June 30, 2001, the years ended December 31, 2000, 1999 and 1998 and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been .72%, .80%, 1.00%, 1.36% and 1.70%, respectively, and the ratio of net investment income
     (loss) to average daily net assets would have been .77%, .93%, .27%, (.03)% and (.26)%, respectively.

(d)  Adjusted to an annual basis.

(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc. which replaces the prior investment advisory agreement.

(11)   FINANCIAL HIGHLIGHTS

MACRO-CAP VALUE PORTFOLIO

                                                         PERIOD FROM
                                                         JANUARY 1,                                    PERIOD FROM
                                                           2001 TO                                     OCTOBER 15,
                                                          JUNE 30,        YEAR ENDED DECEMBER 31,      1997(a) TO
                                                            2001       ---------------------------     DECEMBER 31,
                                                         (UNAUDITED)    2000(e)    1999      1998         1997
                                                        ---------      ------    ------     ------      -------
Net asset value beginning of year                         $  1.06     $  1.16   $  1.14   $    .97     $   1.00
                                                        ---------      ------    ------     ------      -------
Income from investment operations:

   Net investment income                                       --          --       .01        .01           --
   Net gains (losses) on securities
     (both realized and unrealized)                          (.03)       (.08)      .07        .21         (.02)
                                                        ---------      ------    ------     ------      -------
      Total from investment operations                       (.03)       (.08)      .08        .22         (.02)
                                                        ---------      ------    ------     ------      -------
Less distributions:
   Dividends from net investment income                        --          --      (.01)        --         (.01)
   Distributions from net realized gains                       --        (.02)     (.05)      (.05)          --
                                                        ---------      ------    ------     ------      -------
      Total distributions                                      --        (.02)     (.06)      (.05)        (.01)
                                                        ---------      ------    ------     ------      -------
Net asset value, end of period                            $  1.03     $  1.06   $  1.16   $   1.14     $    .97
                                                        =========      ======    ======     ======      ========

Total return (b)                                            (3.35)%     (7.02)%    7.17%     22.33%       (2.13)%
Net assets, end of period (in thousands)                  $29,241     $27,865   $22,570   $ 11,088     $  4,923
Ratio of expenses to average
  daily net assets (c)                                       1.07%(d)     .95%      .85%       .85%         .85%(d)
Ratio of net investment income to average daily
  net assets (c)                                              .19%(d)     .39%      .60%       .69%        2.04%(d)
Portfolio turnover rate (excluding short-term
  securities)                                                22.0%       44.5%    103.4%     164.0%        36.7%

-------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 15, 1997.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less one year, total return presented has not been annualized.

(c) Minnesota Life voluntarily absorbed $20,570, $84,884, $102,703, $114,468 and $22,940 in expenses for the period ended June 30, 2001 and the years ended December 31, 2000, 1999, and 1998 and the period ended
    December 31, 1997. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.22%, 1.27%, 1.48%, 2.53% and 3.13%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .04%, .07%, (.03)%, (.99)% and (.24)%, respectively.

(d)  Adjusted to an annual basis.

(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

MICRO-CAP GROWTH PORTFOLIO

                                                          PERIOD FROM
                                                           JANUARY 1,                                   PERIOD FROM
                                                             2001 TO                                    OCTOBER 1,
                                                            JUNE 30,       YEAR ENDED DECEMBER 31,      1997(a) TO
                                                              2001       -------------------------      DECEMBER 31,
                                                           (UNAUDITED)    2000(e)    1999    1998           1997
                                                          ----------      ------    ------  ------        -------
Net asset value beginning of year                          $  1.75      $  2.51   $  1.01   $  .89      $    1.06
                                                          ----------      ------    ------  ------        -------
Income from investment operations:

   Net investment loss                                        (.01)        (.01)       --      --              --
   Net gains (losses) on securities
     (both realized and unrealized)                            .02         (.44)     1.50      .12           (.14)
                                                          ----------      ------    ------  ------        -------
      Total from investment operations                         .01         (.45)     1.50      .12           (.14)
                                                          ----------      ------    ------  ------        -------
Less distributions:
   Distributions from net realized gains                        --         (.31)       --       --           (.03)
                                                          ----------      ------    ------  ------        -------
      Total distributions                                       --         (.31)       --       --           (.03)
                                                          ----------      ------    ------  ------        -------
Net asset value, end of period                             $  1.76      $  1.75   $  2.51   $ 1.01      $     .89
                                                          ===========    =======   =======  ======        ========

Total return (b)                                               .87%      (21.05)%  148.77%   13.44%        (13.20)%
Net assets, end of period (in thousands)                   $51,915      $52,176   $42,554   $8,034      $   4,591
Ratio of expenses to average
  daily net assets (c)                                        1.34%(d)     1.30%     1.25%    1.25%          1.25%(d)
Ratio of net investment income to average daily
  net assets (c)                                              (.90)%(d)    (.46)%    (.47)%   (.40)%         (.24)%(d)
Portfolio turnover rate (excluding short-term
  securities)                                                 30.9%       102.7%    108.5%    67.4%          28.9%

------------
(a) The shares of the Portfolio became effectively registered under the Securities Act of 1933 on May 1, 1997, but shares were not available to the public until October 1, 1997.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c) Minnesota Life voluntarily absorbed $16,113, $26,838, $50,020, $46,960 and $11,102 in expenses for the six months ended June 30, 2001, and the years ended December 31, 2000, 1999 and 1998, and the period ended December 31, 1997, respectively. Had the Portfolio paid all fees and expenses, the ratio of expense to average daily net assets would have been 1.41%, 1.35%, 1.57%, 2.10% and 2.03%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.97)%, (.50)%, (.79)%, (1.25)% and (1.02)%, respectively.

(d) Adjusted to an annual basis.

(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

(11)   FINANCIAL HIGHLIGHTS
       REAL ESTATE SECURITIES PORTFOLIO

                                                            PERIOD FROM

                                                            JANUARY 1,                                 PERIOD FROM
                                                              2001 TO                                    MAY 1,
                                                             JUNE 30,      YEAR ENDED DECEMBER 31,     1998(a) TO
                                                               2001       ------------------------     DECEMBER 31,
                                                            (UNAUDITED)     2000(e)        1999           1998
                                                            ----------      ------         ------        ------
Net asset value beginning of year                             $   .90       $  .76        $  .83        $  1.02
                                                            ----------      ------         ------        ------
Income from investment operations:

   Net investment income                                          .01          .04           .04            .03
   Net gains (losses) on securities
     (both realized and unrealized)                               .06          .15          (.07)          (.19)
                                                            ----------      ------         ------         ------
      Total from investment operations                            .07          .19          (.03)          (.16)
                                                            ----------      ------         ------         ------
Less distributions:
   Distributions from net investment income                        --         (.04)         (.03)          (.03)
   Excess distributions of net investment income                   --         (.01)         (.01)            --
                                                            ----------      ------         ------         ------
      Total distributions                                          --         (.05)         (.04)          (.03)
                                                            ----------      ------         ------         ------
Net asset value, end of period                                $   .97       $  .90        $  .76        $   .83
                                                            ==========      ======         ======        =======
Total return (b)                                                 7.76%       25.61%        (3.89)%       (14.90)%
Net assets, end of period (in thousands)                      $12,341       $9,947        $5,826        $ 5,322
Ratio of expenses to average daily net assets (c)                1.00%(d)      .97%          .90%           .90%(d)
Ratio of net investment income to average daily
  net assets (c)                                                 3.65%(d)     5.32%         4.58%          5.54%(d)
Portfolio turnover rate (excluding short-term
  securities)                                                    92.7%       143.7%        106.3%          54.0%

-----------
(a) The inception of the Portfolio was May 1, 1998, when the shares of the Portfolio became effectively registered under the Securities Act of 1933.

(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c) Minnesota Life voluntarily absorbed $39,810, $77,007, $63,511 and $31,736 in expenses for the period ended June 30, 2001, the years ended December 31, 2000, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 1.76%, 2.03%, 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 2.88%, 4.26%, 3.43% and 4.54%, respectively.

(d) Adjusted to an annual basis.

(e) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaces the prior investment advisory agreement.

                      THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS A SUBSIDIARY OF MINNESOTA LIFE.

                      THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT, ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.

                      [SECURIAN FINANCIAL SERVICES LOGO]

                      SECURIAN FINANCIAL SERVICES, INC.
                      SECURITIES DEALER, MEMBER NASD/SIPC
                      400 ROBERT STREET NORTH
                      ST. PAUL, MN 55101-2098
                      (1.888.237.1838)

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $209 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US. MINNESOTA LIFE'S HIGH RATINGS, WHILE IMPORTANT, HAVE NO BEARING ON THE PERFORMANCE OF THE INVESTMENT SUB-ACCOUNTS.




[MINNESOTA LIFE LOGO]
A MINNESOTA MUTUAL COMPANY
                                                          PRESORTED STANDARD
400 Robert Street North                                   U.S. POSTAGE PAID
St. Paul, MN  55101-2098                                     ST. PAUL MN
www.minnesotalife.com                                      PERMIT NO. 3547


ADDRESS SERVICE REQUESTED




(C)2000 Minnesota Life Insurance Company.
All rights reserved.

F. 34490  Rev. 8-2001